As filed with the Securities and Exchange Commission on April 27, 2011.
================================================================================
                                                Registration File No. 333-148419
                                                              File No. 811-03915

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                ----------------
                                    FORM N-6

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [x]

                        PRE-EFFECTIVE AMENDMENT NO. ___
                                       []
                        POST-EFFECTIVE AMENDMENT NO. 5                       [x]
                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [x]

                        AMENDMENT NO. 22                                     [x]
                            (Check appropriate box or boxes.)

                   CUNA Mutual Variable Life Insurance Account
                           (Exact name of registrant)

                          CUNA MUTUAL INSURANCE SOCIETY
                               (Name of depositor)
                             5910 Mineral Point Road
                                Madison, WI 53705
              (Address of depositor's principal executive offices)
        Depositor's Telephone Number, including Area Code: (319) 352-4090

                               Kerry A. Jung, Esq.
                          CUNA Mutual Insurance Society
                             5910 Mineral Point Road
                            Madison, Wisconsin 53705
                     (Name and address of agent for service)

                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box) | | immediately upon filing pursuant to paragraph (b) of Rule 485.
|x| on May 1, 2011 pursuant to paragraph (b) of Rule 485.
| | 60 days after filing pursuant to paragraph (a)(i) of Rule 485.
| | on (date) pursuant to paragraph (a)(i) of Rule 485.

If appropriate, check the following box:
| | this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Units of interest in a Variable Account under individual flexible premium deferred variable annuity contracts.

PROSPECTUS                                                          MAY 1, 2011


================================================================================
                       MEMBERS(R) VARIABLE UNIVERSAL LIFE
           A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                    ISSUED BY
                          CUNA MUTUAL INSURANCE SOCIETY
================================================================================

This Prospectus describes the Policy issued by CUNA Mutual Insurance Society ("we", "our" or "us") and supported by the CUNA Mutual Variable Life Insurance Account ("Separate Account"). The Policy is designed as a long-term investment that attempts to provide significant life insurance benefits for the entire life of the Insured. This discussion in this Prospectus is meant for current Owners. We no longer issue new Policies and we no longer issue new riders on any Policy.

This Prospectus provides information that a prospective Owner should know before investing. You should keep this Prospectus for future reference as you consider the Policy in conjunction with other insurance you own.

With this Policy, you can allocate Net Premium and Accumulated Values to:

   o Subaccounts of the Separate Account, each of which invests in one of the mutual funds listed on this page; or

   o  An Interest Bearing Account, which credits a specified rate of interest.

A prospectus for each of the mutual funds in which the Separate Account invests accompanies this Prospectus. Please read these documents before investing and save them for future reference.

The mutual funds available include:


ULTRA SERIES FUND                  T. ROWE PRICE ASSOCIATES, INC.
  Money Market Fund                  T. Rowe Price International Stock Portfolio
  Bond Fund
  Diversified Income Fund
  Large Cap Value Fund
  Large Cap Growth Fund
  Mid Cap Fund


An investment in the Separate Account is not a bank or credit union deposit and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investment in the Separate Account involves certain risks including loss of premium (principal).

Please refer to the "Summary of Policy Benefits and Risks" section of this Prospectus that describes certain risks associated with investing in a Policy.

--------------------------------------------------------------------------------
 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED
   THIS POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
================================================================================


                                                                                           Page
SUMMARY OF POLICY BENEFITS AND RISKS .......................................................  1
  Benefits Summary .........................................................................  1
  Risk Summary .............................................................................  3
  Fee Tables ...............................................................................  4
CUNA MUTUAL INSURANCE SOCIETY...............................................................  8
THE SEPARATE ACCOUNT AND THE FUNDS .........................................................  8
  Ultra Series Fund ........................................................................  9
  T. Rowe Price International Series, Inc. .................................................  9
  More Information About the Funds .........................................................  9
  The Interest Bearing Account .............................................................  9
THE POLICY ................................................................................. 10
  The Policy ............................................................................... 10
  Flexibility of Premiums .................................................................. 10
  Allocation of Net Premiums ............................................................... 10
  Lapse .................................................................................... 11
  Reinstatement ............................................................................ 11
  Premiums to Prevent Lapse ................................................................ 11
  Death Benefit Proceeds ................................................................... 12
  Change of Death Benefit Option ........................................................... 12
  Accelerated Benefit Option ............................................................... 13
  Change of Specified Amount ............................................................... 13
  Policy Values ............................................................................ 14
  Transfer of Values ....................................................................... 15
  Telephone and Facsimile Transfers ........................................................ 16
  Additional Transfer Limitations .......................................................... 16
  Change of Allocations .................................................................... 17
  Dollar-Cost Averaging .................................................................... 17
  Surrender and Partial Withdrawals ........................................................ 18
  Maturity ................................................................................. 18
  Payment of Proceeds/Settlement Options ................................................... 18
  Suspension of Payments ................................................................... 19
  Policy Loans ............................................................................. 19
CHARGES AND DEDUCTIONS ..................................................................... 20
  Premium Expense Charge ................................................................... 20
  Monthly Deduction ........................................................................ 20
  Cost of Insurance ........................................................................ 20
  Monthly Policy Fee ....................................................................... 21
  Monthly Administrative Fee ............................................................... 21
  Cost of Additional Benefits .............................................................. 21
  Mortality and Expense Risk Charge ........................................................ 21
  Contingent Deferred Sales and Administrative Charges ..................................... 21
  Partial Withdrawal Fee ................................................................... 23
  Transfer Fee ............................................................................. 23
  Federal and State Income Taxes ........................................................... 23
  Duplicate Policy Charge .................................................................. 23
  Change of Specified Amount Charge ........................................................ 23
  Research Fee ............................................................................. 23
  Fund Expenses ............................................................................ 23
  Additional Information ................................................................... 23
OTHER POLICY BENEFITS AND PROVISIONS ....................................................... 23
  Issue Date ............................................................................... 23

  Owner, Beneficiary ....................................................................... 23
  Right-to-Examine Period .................................................................. 24
  Paid-up Insurance ........................................................................ 24
  Transfer of Ownership .................................................................... 24
  Addition, Deletion, or Substitution of Investments ....................................... 25
  Voting Rights ............................................................................ 25
DISTRIBUTION OF POLICIES ................................................................... 26
  Compensation Arrangements For CBSI and Its Sales Personnel ............................... 26
  Compensation Arrangements For Selling Firms and Their Sales Personnel .................... 26
  Source of Compensation ................................................................... 26
RIDERS AND ENDORSEMENTS .................................................................... 27
  Children's Insurance ..................................................................... 27
  Guaranteed Insurability .................................................................. 27
  Accidental Death Benefit ................................................................. 27
  Automatic Increase ....................................................................... 27
  Other Insured ............................................................................ 27
  Term Insurance ........................................................................... 27
  Disability Waiver of Monthly Deductions .................................................. 27
  Waiver of Premium and Monthly Deduction Disability Benefit ............................... 27
  Executive Benefits Plan Endorsement ...................................................... 27
FEDERAL INCOME TAX CONSIDERATIONS .......................................................... 28
  Introduction ............................................................................. 28
  Tax Status of the Policy ................................................................. 28
  Tax Treatment of Policy Benefits ......................................................... 28
  Special Rules for Pension and Profit-Sharing Plans ....................................... 30
  Business Uses of the Policy .............................................................. 30
  Alternative Minimum Tax .................................................................. 31
  Estate, Gift and Generation-Skipping Transfer Taxes ...................................... 31
  Possible Tax Law Changes ................................................................. 32
  Our Taxes ................................................................................ 32
LEGAL PROCEEDINGS .......................................................................... 32
FINANCIAL STATEMENTS ....................................................................... 32
GLOSSARY ................................................................................... 32
STATEMENT OF ADDITIONAL INFORMATION ........................................................ 35

                 SUMMARY OF POLICY BENEFITS AND RISKS
================================================================================

This summary describes important benefits and risks of the Policy and corresponds to sections in this Prospectus which discuss the topics in more detail, including variations by state. Please refer to the Glossary for definitions of certain terms.

BENEFITS SUMMARY

General Benefits of the Policy. Like fixed benefit life insurance, the Policy offers a minimum death benefit and provides an Accumulated Value, loan privileges and a value on surrender. However, the Policy differs from a fixed benefit policy because it allows you to allocate your Net Premiums or transfer Accumulated Value to the Subaccounts. The amount and duration of life insurance protection and of Accumulated Value and Cash Value varies with the investment experience of the Accumulated Value you place in the Subaccounts.


Premiums. The Policy requires an initial premium. The amount of your Policy's Specified Amount determines the amount of your initial premium. After you pay the initial premium, you can pay subsequent premiums at any time while your Policy is In Force. We may refuse any premium payment that is less than $25. We also may refuse any premium or part of a premium which would increase the Face Amount of the Policy by more than the amount of the Premium.


The Policy provides for a planned annual premium. You are not required to pay premiums according to the plan. You can vary the frequency and amount of premiums, and can skip premiums. (If you do skip a premium, you may increase the likelihood that your Policy will Lapse.) We may reject any premiums after the Insured reaches Attained Age 95.

Minimum Death Benefit Guarantee. If the Target Premium is paid until the later of Attained Age 65 or 10 years from the Issue Date the Policy will not Lapse during those years. The Target Premium will be shown on each Policy. Generally, it is determined by dividing the minimum premium by 0.60, and is stated on the specifications page of the Policy.

No-Lapse Guarantee. If at all times during the first three Policy Years the sum of the premiums received to date, less all partial withdrawals and Indebtedness, is at least equal to the monthly minimum premium multiplied by the number of months (plus one month) the Policy has been In Force, the Policy will not Lapse. The monthly minimum premium is the minimum premium (the minimum annual amount needed each year during the first three Policy Years to keep the no-Lapse guarantee in effect) divided by 12. If any requested increase in Specified Amount is made during the first three Policy Years, the no-Lapse guarantee is voided.

In cases where the no-Lapse guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Accumulated Value from the Deferred Charges Account will be used to pay the Monthly Deduction. Deferred Charges are collected only if the Policy is surrendered during the first nine Policy Years after the Issue Date or the first nine years after an increase in Specified Amount, whichever is applicable. We will waive any Monthly Deduction remaining after the Deferred Charges have been exhausted.

Death Benefit Options. You must choose between two Death Benefit Options under the Policy. Your selection will affect the Face Amount, the Monthly Deduction, and the Cash Value. Under either option, Death Benefit Proceeds are equal to:

     o     the Face Amount on the date of death; plus
     o     any premiums received after the date of death; minus
     o     Policy indebtedness

The Face Amount differs under the two Death Benefit Options:
     o     The Face Amount under Option 1 is the greater of:

           o     the Specified Amount; or
           o the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

     o     The Face Amount under Option 2 is the greater of:

           o the Specified Amount plus the Policy's Accumulated Value on the date of death; or
           o the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

The Death Benefit Ratio is the ratio of Face Amount to Accumulated Value required by the Internal Revenue Code of 1986, as amended ("Code"), for treatment of the Policy as a life insurance policy. The Death Benefit Ratio varies by Attained Age as shown in Appendix B in the Statement of Additional Information ("SAI"). The death benefit factor decreases from year to year as the Attained Age of the Insured increases.

You may select the Specified Amount, which we will normally require be at least $50,000 ($10,000 for Issue Ages 65 and over). You also may increase or decrease the Specified Amount; however, we may require that the Specified Amount after any decrease be at least $50,000 ($10,000 for Issue Ages 65 and over).

Cancellation, Surrender and Partial Withdrawals


Cancellation: Once we issue your Policy, the Right-to-Examine Period begins. You may cancel the Policy during this period and receive a refund. A request to increase the Specified Amount also triggers a Right to Examine Period for the increased amount.

Surrender: At any time while the Insured is alive and the Policy is In Force, you may make a Written Request to surrender your Policy for its Net Cash Value. Federal income taxes may apply to surrenders or partial withdrawals. A penalty tax may be applied to distributions (including loans) if the policy is classified as a Modified Endowment Contract and may apply to surrenders.


Partial Withdrawals: You may withdraw part of the net Cash Value using a Written Request, subject to the following rules.

     o Federal income taxes and a penalty tax may apply to partial withdrawals;
     o A partial withdrawal reduces the death benefit by at least the amount withdrawn;
     o Unless the Face Amount derived from the application of the Death Benefit Ratio applies, under either Death Benefit Option 1 or Death Benefit Option 2, a partial withdrawal will reduce both the Accumulated Value and the Face Amount by the amount surrendered but will not affect the Cost of Insurance. Under Death Benefit Option 1, the Specified Amount is also reduced by the same amount, but the Specified Amount is not changed by a partial withdrawal under Death Benefit Option 2. If the Face Amount derived from the application of the Death Benefit Ratio applies, the effect on the monthly Cost of Insurance and Face Amount is somewhat different. The Face Amount is then decreased by more than the amount surrendered, and the monthly Cost of Insurance is less than it would have been without the surrender; and
     o We may deduct a processing fee for each partial withdrawal. We currently do not deduct this fee.

Transfers. Each Policy Year, you may make:

     o Accumulated Value transfers from the Subaccounts to other Subaccounts and to the Interest Bearing Account at any time; and
     o Accumulated Value transfers from the Interest Bearing Account only during the 30 day period beginning on and immediately following the Policy Anniversary.


A transfer from the Interest Bearing Account may be limited to 25% of the Interest Bearing Account. We may deduct a charge of $20 per transfer after the fourth transfer in a Policy Year. We currently waive this restriction. Transfer privileges are subject to restriction based on our Frequent Transfers Procedures.

Loans. Subject to certain conditions, you may borrow money from us using the Accumulated Value of your Policy as collateral. Loans may have tax consequences. To secure the loan, we transfer an amount of your Accumulated Value equal to the loan from the Subaccounts and Interest Bearing Account to the Loan Account, until the loan is repaid. Accumulated Value in the Loan Account earns interest at the guaranteed minimum rate of 4% per year. We can charge you an interest rate of 8% per year on money that you borrow. Interest is accrued throughout the year and is payable at the end of each Policy Year. Unpaid interest is added to the Loan Amount (becomes part of the outstanding loan) if it is not paid at the end of the Policy Year. The interest rate charged on Loans is subject to change by us. You may repay all or part of your outstanding loans at any time. Loan repayments must be clearly marked as loan repayments or we will treat them as premiums. Outstanding loans and accrued interest are deducted from the death benefit to arrive at the Death Benefit Proceeds (the amount payable to the Beneficiary upon the Insured's death). Loans may have adverse tax consequences.

RISK SUMMARY

Investment Risk. If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that investment experience will be unfavorable and that your Accumulated Value will decrease. If you allocate Net Premiums or transfer Accumulated Value to the Interest Bearing Account, we credit your Accumulated Value with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4.0%.

Because we continue to deduct charges from Accumulated Value, if investment results are not sufficiently favorable, or if interest rates are too low, or if you do not make additional premium payments, then your Policy's Cash Value may fall to zero. In that case, the Policy may Lapse. We do not guarantee any Accumulated Value you place in the Subaccounts. The value of each Subaccount may increase or decrease, depending on the investment experience of the corresponding Fund. You could lose some or all of your money.

However, if investment experience is sufficiently favorable and you have kept the Policy In Force for a substantial time, you may be able to draw upon Accumulated Value, through partial withdrawals and loans.

Inappropriate Frequent Transfers Risk. Frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners allocating purchase payments to the Subaccounts and other Fund shareholders, not just the Owner making the transfers. In order to try to protect Owners and the Funds from potentially harmful trading activity, we have certain policies and procedures ("Frequent Transfers Procedures").

Risk of Lapse. Certain circumstances will cause your Policy to enter a grace period during which you must make a sufficient premium payment to keep your Policy In Force:

     o If your Policy's Accumulated Value on a Monthly Day is too low to cover the Monthly Deduction, and the minimum death benefit guarantee and the no-Lapse guarantee are not in effect, then the Policy will enter a 61-day grace period. If the Policy enters the grace period, we will mail a notice of termination to the Owner. A grace period of 61 days will begin on the date the notice is mailed.

     o Whenever your Policy enters a grace period if you do not make a sufficient premium payment before the grace period ends, your Policy will Lapse (terminate without value), and insurance coverage and other benefits under your Policy will cease. To avoid the Policy Lapsing at the end of the grace period, the Owner must: (1) pay Net Premium in an amount sufficient to pay overdue Monthly Deductions plus the anticipated amount of the next two Monthly Deductions and loan interested due during the grade period, or (2) if prior to the third Policy Anniversary, and no requested increase in Specified Amount was made, pay either the above amount or the amount needed to qualify for the no-Lapse guarantee. In addition to allowing the Policy to remain In Force, payment of the latter amount will reinstate the no-Lapse guarantee.

Deferred Sales Charge Risks. Deferred sales charges play a role in determining whether your Policy will Lapse. The deferred sales charges under this Policy are significant, especially in the early Policy Years. It is likely that you will receive no Cash Value if you surrender your Policy in the first few Policy Years. If you do not have the financial ability to keep your Policy In Force at the initial Specified Amount for a substantial period of time or you intend to surrender all or part of the Cash Value during the deferred sales charge period, you may be subject to significant deferred sales charges. This Policy is designed to meet long-term financial goals. This Policy is not suitable as a short-term investment.

Even if you do not surrender your Policy, deferred sales charges may still help determine whether your Policy will Lapse. Cash Value (that is, Accumulated Value minus any Deferred Charges and outstanding Loan Amount) is one measure we use to determine whether your Policy will enter a grace period, and possibly Lapse. A surrender may have adverse tax consequences.

Tax Risks. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Code. We anticipate that the Policy will generally be deemed a life insurance contract under federal income tax law, so that the Death Benefit Proceeds paid to the Beneficiary will not be subject to federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements particularly if you pay the full amount of premiums permitted under the policy.

Depending on the total amount of premiums that you pay, your Policy may be treated as a modified endowment contract ("MEC") under federal income tax laws. If a Policy is treated as a MEC, then partial withdrawals, surrenders and loans under it are taxable as ordinary income to the extent such amounts represent earnings under the Policy. For this purpose, any partial withdrawals, surrenders and loans are considered first a distribution of earnings under the Policy, and when earnings are fully distributed, a distribution of the Owner's investment in the Policy. In addition, a 10% federal penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. There may be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.

Partial Withdrawal Risks. The Policy permits you to make a partial withdrawal, as long as the Specified Amount remaining after such withdrawal would not be less than $40,000 ($8,000 for issue ages 65 and over). A partial withdrawal reduces the Accumulated Value and Cash Value, so it increases the risk that the Policy will Lapse. It also increases the likelihood that either the minimum death benefit guarantee or the no-Lapse guarantee will not remain in effect.

A partial withdrawal also may have adverse tax consequences.

A partial withdrawal reduces the death benefit. If you selected the level death benefit (Option 1), then when you make a partial withdrawal, the Specified Amount is reduced by the amount of the withdrawal. If you selected the variable death benefit (Option 2), then when you make a partial withdrawal, the death benefit is reduced because the Accumulated Value is reduced.

Currently there are no limitations on partial withdrawals; however, we may limit the number of partial withdrawals to two per Policy Year.

Loan Risks. A Policy loan, whether or not repaid, affects Accumulated Value over time because we transfer an amount equal to the amount of the loan from the Subaccounts and Interest Bearing Account to the Loan Account as collateral. We then credit a fixed interest rate of at least 4.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts nor does it receive current interest rates in excess of 4.0% that we may, from time to time, credit to the Interest Bearing Account. The longer the loan is outstanding, the greater the likely effect of not participating in the Subaccounts or the Interest Bearing Account. Depending on the investment results of the Subaccounts and the interest rate credited to the Interest Bearing Account, the effect could be favorable or unfavorable. We also charge you interest on the amount that you borrow at a rate of 8.0%, compounded annually. A loan may have adverse tax consequences.

Policy Indebtedness reduces the Death Benefit Proceeds and net Cash Value by the amount of such indebtedness. As with partial withdrawals, loans reduce the Net Cash Value of your Policy and therefore increase the likelihood that the Policy will Lapse or that the minimum death benefit guarantee or the no-Lapse guarantee would not remain in effect.

Fund Risks. A comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus. Please refer to the Fund's prospectus for more information.

FEE TABLES
The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time that he or she buys the Policy, surrenders the Policy, or transfers Policy value among the Subaccounts and the Interest Bearing Account.

                                                Transaction Fees
-----------------------------------------------------------------------------------------------------------------
                            When Charge is
                               Deducted                                    Amount Deducted
Charge                  -----------------------------------------------------------------------------------------
                                                       Maximum Guaranteed
                                                             Charge                       Current Charge
-----------------------------------------------------------------------------------------------------------------
Premium Expense              Upon receipt of each      0-3.5% of each premium        0-3.5% of each premium
Charge (Taxes)               premium payment           payment, depending on the     payment, depending on the
                                                       Insured's state of residence  Insured's state of residence
-----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
Imposed on Premiums          Not applicable            None                          None
(Load)
-----------------------------------------------------------------------------------------------------------------

                                                Transaction Fees
-----------------------------------------------------------------------------------------------------------------
                            When Charge is
                               Deducted                                    Amount Deducted
Charge                  -----------------------------------------------------------------------------------------
                                                       Maximum Guaranteed
                                                             Charge                       Current Charge
-----------------------------------------------------------------------------------------------------------------
Surrender Charge            Upon surrender or
(Deferred Sales and         Lapse during the first 9
Administrative Charge) (1)  Policy Years, or during    $0.87 - $42.31 per $1,000 of  $0.87 - $42.31 per $1,000 of
(Minimum and                the first 9 Policy Years   Specified Amount during the   Specified Amount during the
Maximum Charge)             following an increase in   first Policy Year(2)          first Policy Year(2)
                            Specified Amount
-----------------------------------------------------------------------------------------------------------------
                            Upon surrender or
    Charge for a male       Lapse during the first 9
    Insured, Attained       Policy Years, or during    $9.87 per $1,000 of           $9.87 per $1,000 of
    Age 40, in the non-     the first 9 Policy Years   Specified Amount              Specified Amount
    smoker rating class     following an increase in
                            Specified Amount
-----------------------------------------------------------------------------------------------------------------
Accelerated Death           At the time the
Benefit Option              Accelerated Death          $300                           $300
                            Benefit is paid
-----------------------------------------------------------------------------------------------------------------
                                                       The lesser of: $25 per         The lesser of: $25 per
Partial Withdrawal Fee      Upon partial withdrawal    withdrawal, or 2% of the       withdrawal, or 2% of the
                                                       amount withdrawn               amount withdrawn
-----------------------------------------------------------------------------------------------------------------
Specified Amount            Upon increase in           $50 for each Specified         $50 for each Specified
Increase Charge             Specified Amount(3)        Amount increase after the      Amount increase after the
                                                       first in a Policy Year         first in a Policy Year
-----------------------------------------------------------------------------------------------------------------
                            Upon every transfer
Transfer Fee                other than the first four  $20                            None
                            transfers in a Policy
                            Year
-----------------------------------------------------------------------------------------------------------------
Executive Benefits Plan     Upon exercise during
Endorsement                 the first 2 Policy Years   $150                           None
-----------------------------------------------------------------------------------------------------------------
Duplicate Policy Fee        Upon request for a         $30                            $30
                            duplicate Policy
-----------------------------------------------------------------------------------------------------------------
                            Upon request
                            information that is
                            duplicative of
Research Fee                information previously     $50                            $50
                            provided to you and that
                            requires extensive
                            research
-----------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Fund fees and expenses.

-------------------
(1) The deferred sales and administrative charge varies based on the Insured's Attained Age, gender, rating class, Policy Year, and Specified Amount (or increase in Specified Amount). The charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the charges for your Policy, and more detailed information concerning your charges is available on request from us. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's Issue Age and rating class, the Death Benefit Option, Specified Amount, planned premium, and riders you select.

(2) The surrender charge decreases annually each year during the first 9 Policy Years or the first 9 years after an increase in Specified Amount. After the 9th year, there is no charge.

(3) We do not assess a Specified Amount increase charge for the first increase in a Policy Year.

                             Periodic Charges Other Than Portfolio Operating Expenses
---------------------------------------------------------------------------------------------------------------------
                            When Charge is
                               Deducted                                Annual Amount Deducted
Charge                                            -------------------------------------------------------------------
                                                       Maximum Guaranteed
                                                             Charge                           Current Charge
---------------------------------------------------------------------------------------------------------------------
Policy Fee                   On Policy Issue Date      $72(4,5)                         $72(4,5)
                             and Monthly Days
---------------------------------------------------------------------------------------------------------------------
                             On Policy Issue Date
                             and monthly on            $0.45 per $1,000 of              $0.45 per $1,000 of Specified
Administrative Charge        Monthly Day, during       Specified Amount(5)              Amount(5)
                             Policy Years 1 - 10
---------------------------------------------------------------------------------------------------------------------
Cost of Insurance(6)         On Policy Issue Date      $0.68 - $311.27 per $1,000 of    $0.48 - $178.37 per $1,000 of
(Minimum and Maximum         and Monthly Days          Net Amount at Risk(5)            Net Amount at Risk(5)
Charge)
---------------------------------------------------------------------------------------------------------------------
    Charge for a male
    Insured, Attained Age    On Policy Issue Date      $2.38 per $1,000 of Net          $2.38 per $1,000 of Net
    40 in the non-smoker     and Monthly Days          Amount of Risk(8)                Amount of Risk(8)
    rating class
---------------------------------------------------------------------------------------------------------------------
Mortality and Expense                                  0.90% of Variable Account        0.90% of Variable Account
Risk Charge                  Daily                     Value                            Value
---------------------------------------------------------------------------------------------------------------------
                             On Policy
Loan Interest Spread         Anniversary or            4.00%                            2.00%
                             earlier as applicable(7)
---------------------------------------------------------------------------------------------------------------------
Rider Charges:(9)
---------------------------------------------------------------------------------------------------------------------

Accidental Death Benefit     On Policy Issue Date      $0.46 - $1.86 per $1,000 of      $0.46 - $1.86 per $1,000 of
Rider (Minimum and           and Monthly Days          Accidental Death Benefit(8)      Accidental Death Benefit(8)
Maximum Charge)

---------------------------------------------------------------------------------------------------------------------
    Charge for a male
    Insured, Attained Age    On Policy Issue Date      $0.69 per $1,000 of              $0.69 per $1,000 of
    35 in the non-smoker     and Monthly Days          Accidental Death Benefit(10)     Accidental Death Benefit(10)
    rating class.
---------------------------------------------------------------------------------------------------------------------
Children's Insurance         On Policy Issue Date      $9.00 per Unit of coverage(10)   $9.00 per Unit of
Rider                        Monthly Days                                               coverage(10)

---------------------------------------------------------------------------------------------------------------------

-------------------
(4)  $36.00 for Issue Ages 0-19.
(5) The annual amount is shown, 1/12th of this amount is deducted on each Monthly Day.
(6) Cost of Insurance varies based on the Insured's Attained Age, gender, rating class, Policy Year and Net Amount at Risk. The Cost of Insurance shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the guaranteed Cost of Insurance charge for your Policy. More detailed information concerning your Cost of Insurance is available on request from us. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's Issue Age and rating class, the Death Benefit Option, Specified Amount, planned premium, and riders you select.
(7) Loan interest must be paid in arrears on each Policy Anniversary, or, if earlier, on the date of loan repayments, Lapse, surrender, or the Insured's death. The loan interest spread is the difference between the rate of interest we charge you for a loan and the amount of interest credits to your Loan Account.
(8) The annual amount is shown 1/12th of this amount is deducted on each Monthly Day. We are no longer issuing new Accidental Death Benefit riders.
(9) Charges for the Accidental Death Benefit Rider, Children's Insurance Rider, Guaranteed Insurability Rider, Other Insured Rider, Term Insurance Rider, Disability Waiver of Monthly Deduction Rider, and Disability Waiver of Monthly Deduction and Premium Rider vary based on the Insured's Attained Age, gender, and rating class, and may vary based on Policy Year, Specified Amount, and Net Amount at Risk. Charges based on actual age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charges for your Policy, and more detailed information concerning these rider charges is available on request from us. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's Issue Age and rating class, the Death Benefit Option, Specified Amount, planned premium, and riders that you select. We are not currently issuing new riders on any Policy.
(10) The annual amount is shown 1/12th of this amount is deducted on each Monthly Day.

                             Periodic Charges Other Than Portfolio Operating Expenses
---------------------------------------------------------------------------------------------------------------------
                            When Charge is
                               Deducted                                Annual Amount Deducted
Charge                                            -------------------------------------------------------------------
                                                       Maximum Guaranteed
                                                             Charge                           Current Charge
---------------------------------------------------------------------------------------------------------------------
Guaranteed Insurability
Rider                        On Policy Issue Date      $0.87 - $2.07 per $1,000 of      $0.87 - $2.07 per $1,000
(Minimum and Maximum         and Monthly Days          coverage(10)                     of coverage(10)
Charge)
---------------------------------------------------------------------------------------------------------------------
    Charge for a male
    Insured, Issue Age 6,    On Policy Issue Date      $1.00 per $1,000 of              $1.00 per $1,000 of
    in the standard rating   Monthly Days              coverage(10)                     coverage(10)
    class
---------------------------------------------------------------------------------------------------------------------
Automatic Increase Rider    On Policy Issue Date       $0.25 - $0.50 per $1,000 of      $0.25 - $0.50 per $1,000 of
(Minimum and Maximum        and Monthly Days           annual increase(10)              annual increase(10)
Charge)
---------------------------------------------------------------------------------------------------------------------
    Charge for a male       On Policy Issue Date       $0.50 per $1,000 of annual       $0.50 per $1,000 of annual
    non-smoker issue        and Monthly Days           increase(10)                     increase(10)
    age 31
---------------------------------------------------------------------------------------------------------------------
Other Insured Rider         On Policy Issue Date       $0.68 - $311.27 per $1,000 of    $0.48 - $178.37 per $1,000 of
(Minimum and Maximum        and Monthly Days           Net Amount at Risk plus $20(10)  Net Amount at Risk plus
Charge)                                                                                 $20(10)
---------------------------------------------------------------------------------------------------------------------
    Charge for a female
    Insured, Attained Age   On Policy Issue Date       $1.61 per $1,000 Net Amount      $1.53 per $1,000 Net Amount
    36, in the non-smoker   and Monthly Days           at Risk plus $20(10)             at Risk plus $20(10)
    rating class
---------------------------------------------------------------------------------------------------------------------
Term Insurance Rider        On Policy Issue Date       $0.06 - $83.33 per $1,000 of     $0.06 - $83.33 per $1,000 of
(Minimum and Maximum        and Monthly Days           coverage(10)                     coverage(10)
Charge)
---------------------------------------------------------------------------------------------------------------------
    Charge for a male
    Insured, Attained Age   On Policy Issue Date       $2.56 per $1,000 of Net          $1.52 per $1,000 of
    41, in the non-smoker   and Monthly Days           Amount at Risk(10)               coverage(10)
    rating class
---------------------------------------------------------------------------------------------------------------------
Disability Waiver of
Monthly Deductions Rider    On Policy Issue Date       2.20% - 24.20% of Monthly        2.20% - 24.20% of Monthly
    (Minimum and            and Monthly Days           Deductions(11)                   Deductions(11)
    Maximum Charge)
---------------------------------------------------------------------------------------------------------------------
    Charge for a male
    Insured, Attained Age   On Policy Issue Date
    34, in the non-smoker   and Monthly Days           4.5% of Monthly Deductions(11)   4.5% of Monthly
    rating class                                                                        Deductions(11)
---------------------------------------------------------------------------------------------------------------------
Disability Waiver of
Premium and Monthly         On Policy Issue Date       2.20% - 24.20% of Monthly        2.20% - 24.20% of Monthly
Deductions Rider            and Monthly Days           Deductions and 2.2% to 12.2%     Deductions and 2.2% to 12.2%
    (Minimum and                                       of premium to be waived          of premium to be waived
    Maximum Charge)
---------------------------------------------------------------------------------------------------------------------
    Charge for a male                                  4.5% of Monthly Deductions       4.5% of Monthly Deductions
    Insured, Attained Age   On Policy Issue Date       and 2.25% of premium to be       and 2.25% of premium to be
    34, in the non-smoker   and Monthly Days           waived                           waived
    rating class
---------------------------------------------------------------------------------------------------------------------

-------------------
(11) The annual amount is shown, 1/12th of this amount is deducted on each Monthly Day.

The next table describes the Fund fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy. The following table describes the minimum and maximum fees and expenses (before and waiver or reimbursement) charged by any of the Funds for the fiscal year ended December 31, 2010.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets):


--------------------------------------------------------------------------------
                                              Minimum               Maximum
                                              -------               -------

--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses           0.47%                 1.05%
--------------------------------------------------------------------------------


In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed. We may be required to implement a Fund's redemption fee. The redemption fee will be assessed against your Accumulated Value. For more information, please see each Fund's prospectus.

                          CUNA MUTUAL INSURANCE SOCIETY
================================================================================

CUNA Mutual Insurance Society is a mutual life insurance company that was originally organized in Wisconsin in 1935. Effective as of December 31, 2007, CUNA Mutual Life Insurance Company merged into CUNA Mutual Insurance Society.

We are one of the world's largest direct underwriters of credit life and disability insurance, and is a major provider of qualified pension products to credit unions. Further, we offer fixed and variable annuities, individual life insurance, health policies, term and permanent life insurance, and long-term care insurance.

CUNA Brokerage Services, Inc. ("CBSI") is our indirect wholly owned subsidiary.


As of December 31, 2010, we and our subsidiaries had approximately $15.4 billion in assets and we had more than $68 billion of life insurance in force. The Company does not file reports under the Securities Exchange Act of 1934, as amended, in reliance on applicable regulation.


                       THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

The Separate Account was established by CUNA Mutual Life Insurance Company on August 16, 1983. CUNA Mutual Life Insurance Company merged with us as of December 31, 2007. Although the assets in the Separate Account are our property, the assets attributable to the Policies are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover our general liabilities only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies and any other policies supported by the Separate Account. We may transfer to the General Account any assets of the Separate Account that are in excess of reserves and other contract liabilities. Periodically, the Separate Account makes payments to us for Mortality and Expense Charges.

The Separate Account is divided into Subaccounts. The income, gains and losses, realized or unrealized, from the assets allocated to each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration with the SEC does not involve supervision of the management, investment practices, or policies of the Separate Account or of us by the SEC. The Separate Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

We do not guarantee the investment experience of the Separate Account or of any Subaccount. Accumulated Value varies daily with the value of the assets under the Separate Account. The Death Benefit Proceeds may also vary with the value of the assets in the Subaccounts selected by the Owner. To the extent that the Death Benefit Proceeds payable upon the death of the Insured exceed the Accumulated Value, such amounts, like all other benefits payable under a Policy, are our general obligations and payable out of our General Account.


From time to time, the Funds may reorganize or merge with other mutual funds. If that occurs, we will process any instructions to allocate to the Subaccount investing in the merged fund post-merger instead to the Subaccount investing in the surviving fund.

ULTRA SERIES FUND
Madison Asset Management, LLC, in which we have an ownership interest, serves as investment adviser to the Ultra Series Fund and manages assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. Shares of the Ultra Series Fund are offered to CUNA Mutual Insurance Society's separate accounts and qualified pension plans.

Money Market Fund (Class I). This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity.

Bond Fund (Class I). This Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.

Diversified Income Fund (Class I). This Fund seeks a high total return through the combination of income and capital appreciation.

Large Cap Value Fund (Class I). This Fund seeks long-term growth of capital with income as a secondary consideration.

Large Cap Growth Fund (Class I). This Fund seeks long-term capital appreciation.

Mid Cap Fund (Class I). This Fund seeks long-term capital appreciation.


T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price Associates, Inc. serves as the Investment Adviser and T. Rowe Price International Ltd serves as the Investment Sub- Adviser to the T. Rowe Price International Stock Portfolio.


T. Rowe Price International Stock Portfolio. This Fund seeks long-term growth of capital.

MORE INFORMATION ABOUT THE FUNDS
In addition to the Separate Account, the Funds may sell shares to separate accounts of other insurance companies to support variable annuity contracts and variable life insurance policies, or to certain pension and retirement plans qualifying under Section 401 of the Code.

These Funds are not available for purchase directly by the general public, and are not the same as other mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Funds available under the Policy may be very similar to the investment objectives and policies of other Funds that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the Funds available under the Policy may be lower or higher than the investment performance of these other (publicly available) Funds. There can be no assurance, and we make no representation, that the investment performance of any of the Funds available under the Policy will be comparable to the investment performance of any other Fund, even if the other Fund has the same investment adviser or manager, the same investment objectives and policies, and a very similar name. Please note that during extended periods of low interest rates, the yields of the Money Market Fund may become extremely low and possibly negative.


To reduce service expenses, we intend to send only one copy of the fund's reports per household regardless of the number of Owners at the household. However, any Owner may obtain additional reports upon Written Request.

We have entered into agreements with the investment advisers of several of the Funds under which the investment adviser pays us a servicing fee based upon an annual percentage of the average daily net assets invested by the Separate Account (and other of our separate accounts) in the Funds managed by that adviser. These percentages differ, and some advisers may pay us more than others. These fees are in consideration for administration services provided to the Funds by us. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders. As disclosed above, we have a minority ownership interest in Madison Asset Management, LLC, the investment advisor for the Ultra Series Fund. We expect to receive revenue from Madison Asset Management, LLC or an affiliate that is based, in part, on the amount of assets in the Ultra Series Fund.


THE INTEREST BEARING ACCOUNT
The Interest Bearing Account is part of our General Account. We use General Account assets to support our insurance and annuity obligations other than those funded by various separate accounts. The Interest Bearing Account is not subject to the same laws as the Separate Account and the SEC has not reviewed material in this prospectus relating to the Interest Bearing Account. However, information relating to the Interest Bearing Account is subject to federal securities laws relating to accuracy and completeness of prospectus disclosure. Subject to applicable law, we have sole discretion over investment of the Interest Bearing Account's assets. We bear the full investment risk for all assets contributed to the Interest Bearing Account. We guarantee that all Accumulated Value allocated to the Interest Bearing Account is credited interest daily at a net effective interest rate of at least 4%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. The Interest Bearing Account is not available in New Jersey.

                                   THE POLICY
================================================================================

THE POLICY
We no longer issue new Policies or new riders on any Policy. Please note that certain provisions of your Policy may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal restrictions in your state. Contact us at our Mailing Address or see your Policy for specific variations since any such variations will be included in your Policy or in riders or endorsements attached to your Policy.

FLEXIBILITY OF PREMIUMS
The Policy provides for a schedule of planned annual premiums determined by you. You are not required, however, to pay premiums in accordance with the schedule. Premiums are generally flexible both as to timing and amount. Premiums must be large enough to keep the Policy In Force. You may pay premiums after the initial premium at any time while the Policy is In Force.

We will process additional Premium at the Accumulation Unit Value next determined after the request is received in good order at our Mailing Address. If we receive your Premium on a Valuation Day at our Mailing Address in good order by the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time), your Premium will be applied with that day's Accumulation Unit Value.

If you want the no-Lapse guarantee to be in effect, you must make planned annual premium payments in an amount that, if paid each year for the first three Policy Years, will keep the no-Lapse guarantee in effect. The specifications page of your Policy indicates the minimum premium. If you want the minimum death benefit guarantee to be in effect so that the Policy will not Lapse during the later of the Insured's Attained Age 65 or 10 years from the Issue Date, you must pay the Target Premium until the later of Attained Age 65 or 10 years from the Issue Date. The Target Premium is generally determined by dividing the minimum premium by 0.60, and is shown on the specifications page of your Policy.

If you do not choose to utilize the no-Lapse guarantee or minimum death benefit guarantee, the initial premium is at least one-twelfth (1/12) of the minimum premium. The minimum premium is the minimum annual amount that, if paid each year for the first three Policy Years, will keep the no-Lapse guarantee in effect for that time. The minimum initial premium for your Policy is shown on the Policy's data page.

We may refuse any premium payment that is less than $25.

The total of all premiums paid may never exceed the maximum premium limitation determined by the Code for treatment of the Policy as a life insurance policy. If at any time a premium is paid which would result in total premiums exceeding the maximum premium limitation, we will only accept that portion of the premium which would make total premiums equal the maximum. We will return any excess amount and will not accept further premiums until the maximum premium limitation increases.

We may refuse any Premium or part of a Premium that would increase the Face Amount by more than the amount of the Net Premium.

ALLOCATION OF NET PREMIUMS
You determine what percentages of the Net Premiums are allocated to each Subaccount and the Interest Bearing Account. The minimum allocation is 1% of any Net Premium using whole percentages. If the initial premium is received before we issue the Policy, it is held in our General Account until the Issue Date. On the first Valuation Day following the Record Date, the Net Premium plus interest from the Issue Date, and less Monthly Deductions and amounts held in the Deferred Charges Account are allocated to the Subaccounts of the Separate Account and the Interest Bearing Account in the percentages established by the Owner and recorded on the application for the Policy. These allocations apply to future Net Premiums until the allocations are changed by the Owner.

LAPSE
Unless the No-Lapse Guarantee is in effect (see "Premiums to Prevent Lapse" below), if your Net Cash Value on any Monthly Day is insufficient to pay the Monthly Deduction, then we will mail you a written notice informing you that a grace period has begun under the Policy. The grace period will end 61 days after the date on which we must receive the payment. If sufficient Net Premium is not paid during the grace period, the Policy will Lapse without value. The Net Premium required to terminate the grace period is that which is sufficient to pay overdue Monthly Deductions plus the anticipated amount of the next two Monthly Deductions and loan interest due during the grace period. If the Insured dies during the grace period, unpaid Monthly Deductions and any outstanding loan balance will be deducted from the Death Benefit Proceeds.

REINSTATEMENT
You may ask to have a Lapsed Policy reinstated. We will reinstate a Policy based upon the original terms of the Policy if all of the following conditions are met:

     o The Owner makes a Written Request to reinstate the Policy within five years after the Lapse.

     o     The Insured meets our insurability requirements.

     o The Owner pays Net Premiums in an amount sufficient to increase the Net Cash Value to zero by the end of the grace period plus the anticipated amount of three monthly deductions and any loan interest due.

     o If Lapse occurs during the twelve months following the Issue Date or a Specified Amount increase, you pay an amount equal to the difference between Deferred Charges on the date of Lapse and Deferred Charges on the date of reinstatement, computed as if the Lapse had not occurred.

     o You pay the amount of or reinstate any loan outstanding as of the date of Lapse.

A reinstatement becomes effective only after we approve it. We will reinstate Accumulated Value to the Deferred Charges Account in an amount equal to the lesser of the Deferred Charges on the date of Lapse or Deferred Charge on the date of reinstatement, computed as if the Policy had not Lapsed. After reinstatement, the Deferred Charges will be handled as if the Lapse had not occurred. Cost of Insurance rates following reinstatement, if approved, will be based upon the risk classification of the reinstated policy.

PREMIUMS TO PREVENT LAPSE
If your Policy meets the premium requirements of one of the guarantees described below, your Policy will continue In Force for the duration of the guarantee. The guarantees described may vary by state.

     a. No-Lapse Guarantee: If at all times during the first three Policy Years the sum of the premiums received to date, less all partial withdrawals and Indebtedness, is at least equal to the monthly minimum premium multiplied by the number of months (plus one month) the Policy has been in Force, the Policy will not Lapse. The monthly minimum premium is the minimum premium (the minimum annual amount needed each year during the first three Policy Years to keep the no-Lapse guarantee in effect) divided by 12. If any requested increase in Specified Amount is made during the first three Policy Years, the no-Lapse guarantee is recalculated.

           In cases where the no-Lapse guarantee is in effect and there is insufficient Net Cash Value to pay the monthly deduction the Deferred Charges Account will be used to pay the Monthly Deduction. Deferred Charges are collected only if the Policy is surrendered during the first nine Policy Years after the Issue Date or the first nine years after an increase in Specified Amount, whichever is applicable. We will waive any Monthly Deduction remaining after the Deferred Charges have been exhausted.

     b. Minimum Death Benefit Guarantee: The minimum death benefit guarantee provides that we will pay a minimum amount of death benefit if, at all times, the sum of the premiums received to date, less all partial withdrawals and Policy loans, is at least equal to the monthly Target Premium multiplied by the number of months (plus one month) the Policy has been In Force. The Target Premium is stated on the specifications page of the Policy and is generally determined by dividing the minimum premium by 0.60. Thus, if the Owner pays a premium at least equal to the Target Premium each year, the Policy will remain In force and the minimum death benefit will be paid even if the Net Cash Value is insufficient to pay Monthly Deductions on a Monthly Day and the Policy would otherwise Lapse.

           The monthly Target Premium is the Target Premium divided by twelve. The minimum death benefit guarantee expires at the later of Attained Age 65 or 10 years from the Issue Date.

           The Target Premium will be increased or decreased, as appropriate, when you request to increase or decrease in the Specified Amount, change the Death Benefit Option, or add or delete riders.

           If the premiums required to maintain the minimum death benefit guarantee are not paid, the minimum death benefit guarantee will be lost. We will mail you notice of this loss, after which you will have 60 days to reinstate the minimum death benefit guarantee by paying premiums sufficient to raise the total premiums to the required amount. If the necessary premiums are not paid within the 60 day grace period, the minimum death benefit guarantee cannot be reinstated.

           Where the minimum death benefit guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Deferred Charges will be used to pay the monthly deduction during those first nine Policy Years. During those years, any Monthly Deduction remaining after amounts in the deferred Charges Account have been exhausted will be waived. In the 10th Policy Year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived.

DEATH BENEFIT PROCEEDS

Payment of Death Benefit Proceeds. When we receive satisfactory, written proof of the Insured's death at our Mailing Address, we will pay the Death Benefit Proceeds to the Beneficiary. If no Beneficiary survives the Insured, we will pay the Death Benefit Proceeds to you, the owner, if living, or to your estate. We wait to receive all instructions before executing the Death Benefit Proceeds.

We will pay Death Benefit Proceeds payable to your estate in one sum. We will pay Death Benefit Proceeds payable to you or to other beneficiaries in one sum unless another settlement option is selected. If the Beneficiary is not a natural person, Death Benefit Proceeds due may only be applied under settlement options we consent to.

We pay interest on single sum Death Benefit Proceeds from the date we receive proof of death (or from the date of the Insured's death, if required by law), until the date of payment. Interest is paid at an annual rate that we determine.

During the Insured's lifetime, you may elect a settlement option for the payment of the Death Benefit Proceeds. To make such an election, we must receive the written consent of all Irrevocable Beneficiaries and assignees. After the Insured's death, if you did not select a settlement option, any Beneficiary entitled to receive the proceeds in one sum may select a settlement option.

Death Benefit Options 1 and 2. You may select one of two Death Benefit Options. Your selection will affect the death benefit, the Monthly Deduction, and the Accumulated Value. Under either option, Death Benefit Proceeds are equal to the Face Amount on the date of death, plus any premiums received after the date of death, minus Indebtedness.

However, the Face Amount differs under the two Death Benefit Options. The Face Amount under option 1 is the greater of (a) the Specified Amount, or (b) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio. The Face Amount under option 2 is the greater of (a) the Specified Amount plus the Policy's Accumulated Value on the date of death, or (b) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

The Death Benefit Ratio is the ratio of Face Amount to Accumulated Value required by the Code for treatment of the Policy as a life insurance policy. The Death Benefit Ratio varies by Attained Age as shown in Appendix B of the SAI. The death benefit factor decreases from year to year as the Attained Age of the Insured increases.

CHANGE OF DEATH BENEFIT OPTION
You may change the Death Benefit Option at any time by Written Request. Changing the Death Benefit Option may have tax consequences. A change becomes effective as of the first Monthly Processing Day after we receive a Written Request requesting the change, or the first Monthly Processing Day after underwriting is complete if evidence was requested. The written consent of all assignees and irrevocable beneficiaries must be obtained prior to the change. We may require evidence of insurability.

If option 1 is changed to option 2, the Specified Amount is reduced by the amount of the Policy value as of the effective date of the change. This change does not alter the amount of the Policy's death benefit at the time of the change, but does affect how the death benefit is determined from that point on. The death benefit will vary with Policy value from that point on, unless the death benefit derived from application of the death benefit percentage factor applies. We may decline a change from Death Benefit Option 2 if the resulting Specified Amount would be less than $50,000 ($10,000 for Issue Ages 65 and over).

If option 2 is changed to option 1, the Specified Amount is increased by the amount of the Policy value as the effective date of the change. This change does not alter the amount of the Policy's death benefit at the time of the change, but does affect the determination of the death benefit from that point on. The death benefit as of the date of the change becomes the new Specified Amount and remains at that level, unless the death benefit derived from application of the death benefit percentage factor applies.

Your insurance goals should determine the appropriate Death Benefit Option. If you prefer to have favorable investment results and additional Net Premiums reflected in the form of an increased death benefit, you should choose Death Benefit Option 2. If you are satisfied with the amount of insurance coverage and wish to have favorable investment results and additional Net Premiums reflected to the maximum extent in increasing Cash Value, you should choose Death Benefit Option 1.

A change of Death Benefit Option may also change the Cost of Insurance for the duration of the Policy. Though the Cost of Insurance rate is the same under both options, the Net Amount at Risk varies inversely with Policy value under option 1, but is constant under option 2, unless the death benefit derived from application of the death benefit percentage factor applies.

A change of Death Benefit Option may have tax consequences. You should consult a tax advisor before changing the Death Benefit Option.

ACCELERATED BENEFIT OPTION
If you elect to receive an accelerated payment of the death benefit and provide us with satisfactory evidence that the Insured is terminally ill, we will advance up to 50% of a Policy's eligible death benefit subject to a $250,000 maximum per Insured. Terminal illness is a non-correctable medical condition in which the Insured's life expectancy is no more than twelve months. The eligible death benefit is the death benefit calculated without including Accumulated Value. We assess an administrative charge (of no more than $300) for an accelerated payment of the death benefit and deduct interest on the amount paid. As a result, the Death Benefit Proceeds payable to the Beneficiary upon the death of the Insured is reduced by an amount greater than the amount you receive as an accelerated benefit.

In order to be considered eligible, the coverage must:

     1)    be In Force other than as extended term insurance; and
     2) have more than two years until its maturity or expiration date, from the date written notification to exercise this benefit is received by us at our Mailing Address.

The accelerated benefit option is not available in all states and may vary by state. The tax consequences of accelerated benefits are uncertain and you should consult a tax advisor before exercising this option.

CHANGE OF SPECIFIED AMOUNT
A Written Request is needed to change the Specified Amount. Changing the Specified Amount is currently allowed at any time. We may discontinue our current practice of allowing a change in Specified Amount during the first Policy Year. Changing the Specified Amount may have tax consequences. You should consult a tax advisor before changing the specified amount. If more than one increase is requested in a Policy Year, we may charge $50 for each increase after the first. Changes are subject to the following conditions.

Decreases. We may require that the Specified Amount after any decrease be at least $50,000 ($10,000 for Issue Ages 65 and over). The decrease is effective as of the Monthly Processing Day coincident with or next following the day the request is received by us at our Mailing Address. The effective date of the decrease will be shown on an endorsement to the Policy. For purposes of determining the Cost of Insurance, any decrease is applied to the initial Specified Amount and to increases in the Specified Amount in reverse order in which they became effective. A decrease does not result in reduced Deferred Charges.

Increases. A supplemental application containing evidence of insurability satisfactory to us is required. The increase is effective as of the first Monthly Processing Day after we receive the Written Request requesting the change, or the first Monthly Processing Day after underwriting is complete if evidence was requested. The effective date of the increase will be shown on an endorsement to the Policy. The incontestable and suicide provisions apply to the increase as if a new Policy had been issued for the amount of the increase.

The Net Cash Value of the original Policy, as well as any premiums paid at the time of the increase, and any premiums paid after the increase will be allocated between the original Specified Amount and the increased Specified Amount according to the ratios of their respective guideline annual premiums (as defined under the 1940 Act).

Because the Deferred Charges are a function of Specified Amount, an increase in Specified Amount results in an increase in the applicable Deferred Charge. No additional Deferred Charges will accrue for increases in Specified Amount due to the Automatic Increase Rider or a change from Death Benefit Option 2 to Death Benefit Option 1.

Likewise, because the Administrative Charge is a function of Specified Amount, an increase in Specified Amount results in an increase in the ongoing Administrative Charge. As with the Deferred Charges, an increase resulting from a change in death benefit death option 2 to option 1 does not result in an increase in the Administrative Charge.

We may require for a Specified Amount increase, the payment of additional premiums in an amount equal to the initial premium which would be charged based on Attained Age and rating class for a newly-issued Policy with a Specified Amount equal to the amount of increase.

The rating class assigned to an increase in Specified Amount may result in the use of a Cost of Insurance rate different than the Cost of Insurance rate charged on the original Specified Amount.

POLICY VALUES

Accumulated Value. The Accumulated Value is the sum of the values attributable to the Policy in the Loan Account, Deferred Charges Account, each Subaccount, and the Interest Bearing Account. Accumulated Value is determined as of the end of each Valuation Period. The Loan Account is part of our General Account into which is transferred an amount equal to any Policy loans. The Deferred Charges Account is part of our General Account in which Policy values are held in support of the deferred sales and administrative charges.

Accumulated Value increases whenever:

     o     Investment gains occur in any Subaccount.
     o Interest is credited to the Policy for amounts held in the Interest Bearing Account.
     o Interest is credited to the Policy for any loan amounts held in the Loan Account.
     o     Additional Net Premiums are paid.
     o     Policy dividends are paid into the Subaccounts or Interest Bearing
           Account.

Accumulated Value decreases whenever:

     o     Investment losses occur in any Subaccount.
     o     Monthly Deduction or service fees are paid.
     o     A partial withdrawal is made.
     o     Net Cash Value is reduced by the amount of the transfer charge.

Accumulated Value is unaffected when:

     o     A Policy loan is either disbursed or repaid.
     o Accumulated Value is transferred between any Subaccount or Interest Bearing Account and the Loan Account, between Subaccounts or between the Subaccounts and the Interest Bearing Account (exclusive of any transfer charge).

Accumulated Value is determined as of the end of each Valuation Period by adding the value attributable to the Policy in the Loan Account, Deferred Charges Account, each Subaccount, and the Interest Bearing Account.

Accumulated Value in an Interest Bearing Account. As of the end of any Valuation Period, a Policy's value in the Interest Bearing Account is equal to:

     o     aggregate Net Premium allocated to the Interest Bearing Account; plus

     o     Accumulated Value transferred to the Interest Bearing Account; plus
     o     interest credited to the Interest Bearing Account; minus
     o any partial withdrawals (including any applicable surrender charges deducted); minus
     o any transfers of Accumulated Value from the Interest Bearing Account (including any transfer fees); minus
     o the aggregated portion of monthly deductions made from the Interest Bearing Account; less
     o the Interest Bearing Account's portion of any Increase of Specified Amount Charge.

Accumulated Value in the Subaccounts. Accumulated Value in a Subaccount reflects the investment experience of that Subaccount and the Accumulated Value in all Subaccounts reflects the weighted investment experience of those Subaccounts.

The Accumulated Value in any Subaccount as of the Policy Issue Date is equal to the amount of the initial Net Premium allocated to that Subaccount. For subsequent Valuation Periods, the Accumulated Value in the Subaccount is equal to that part of any Net Premium allocated to and any Accumulated Value transferred to the Subaccount during the Valuation Period, adjusted by dividends, realized and unrealized net capital gains and losses during the Valuation Period, and decreased by partial withdrawals (including any applicable surrender charges) from the Subaccount during the Valuation Period and by any transfers of Accumulated Value (including any transfer fees) from the Subaccount during the Valuation Period. Net Premiums allocated to a Subaccount and Accumulated Value transferred to a Subaccount are converted into Units. For each such allocation or transfer, the number of Units of a Subaccount credited to a Policy is determined by dividing the dollar amount of the allocation or transfer directed to the Subaccount by the value of the Subaccount's Unit for the Valuation Period during which the allocation or transfer is made. Therefore, Net Premium allocated to or Accumulated Value transferred to a Subaccount increases the number of the Subaccount's Units credited to the Policy as of the end of the Valuation Period for which they are credited.

Certain events reduce the number of Units of a Subaccount credited to a Policy. Partial withdrawals or transfers of Accumulated Value from a Subaccount result in the cancellation of an appropriate number of Units of that Subaccount, as do:
(1) surrender of the Policy, (2) payment of the Death Benefit Proceeds, and (3) the deduction of that Subaccount's share of the monthly deduction or any applicable Increase of Specified Amount Charge. Units are redeemed as of the end of the Valuation Period during which the transaction is executed or we receive notice regarding the event.

The value of a Unit for a Subaccount is calculated for each Valuation Period subtracting (2) from (1) and dividing the result by (3) where:

           (1) is (a) the net assets of the Subaccount as of the end of the Valuation Period; (b) plus or minus the net charge or credit with respect to any taxes paid or any amount set aside as a provision for taxes during the Valuation Period.

           (2) is a daily factor representing the mortality and expense risk charge multiplied by the number of days in the Valuation Period.

           (3) is the number of Units outstanding as of the end of the Valuation Period.

The Unit Value may increase or decrease from one Valuation Period to the next and varies between Subaccounts.

TRANSFER OF VALUES
You may make the following transfers of Accumulated Value: (1) between Subaccounts; (2) from a Subaccount to the Interest Bearing Account; and (3) from the Interest Bearing Account into the Subaccounts only during the 30 day period beginning on and immediately following the Policy Anniversary (we are currently waiving this restriction). The first four transfers in a Policy Year are free. We may charge $20 for the fifth and each additional transfer in a Policy Year. We currently waive this fee. All transfer requests received as of the same Valuation Day are treated as one transfer for the purposes of assessing the transfer fee.

A request to transfer Subaccount Values to other Subaccounts and/or Interest Bearing Account or from Interest Bearing Account to one or more Subaccounts which is received before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) will take effect as of the day it is received. Transfer requests received after that time are processed as the following Valuation Day.

We may restrict the ability to transfer Policy value among Subaccounts and/or the Interest Bearing Account if we believe such action is necessary to maintain the tax status of the Policies.

Transfers can be made by Written Request. The Written Request will take effect as of the day it is received if received before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) at our Mailing Address. Any requests received after the close of regular trading on the New York Stock Exchange (usually, 3:00 pm. Central Time) will be processed as of the next Valuation Day.

TELEPHONE AND FACSIMILE TRANSFERS
You also may make transfers by telephone if we have a signed telephone transfer authorization form from you. We cannot, however, guarantee that telephone transfer privileges will be available at all times. We will exercise reasonable care to prevent unauthorized telephone transactions. For example, we will:

     o     Record calls requesting transfers.
     o Ask the caller questions in an attempt to determine if you are the caller.
     o Transfer funds only to other Subaccounts and to the Interest Bearing Account.
     o     Send a written confirmation of each transfer.

We also permit written transfer requests by facsimile provided that we have an original signed fax authorization from you. We may discontinue allowing telephone and fax transfers at any time and for any reason. In the event we discontinue this privilege, we will send written notice to all Owners who have currently valid telephone and fax authorizations on file. Please note that the use of facsimile may not always be available. Any facsimile operation can experience outages or slowdowns for a variety of reasons that may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by calling or writing us at our Mailing Address.

If we use reasonable procedures and believe the instructions to be genuine, you bear the loss if someone gives unauthorized or fraudulent telephone or facsimile transfer requests to us.

ADDITIONAL TRANSFER LIMITATIONS
Frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners allocating purchase payments to the Subaccounts and other Fund shareholders, not just the Owner making the transfers. In order to try to protect Owners and the Funds from potentially harmful trading activity, we have adopted Frequent Transfers Procedures.

Detection. We employ various means in an attempt to detect, deter, and prevent inappropriate frequent, large, or short-term transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders. We may vary the Frequent Transfers Procedures with respect to the monitoring of potential harmful trading activity from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. However, we will apply the Frequent Transfers Procedures, including any variance in the Frequent Transfers Procedures by Subaccount, uniformly to all Owners. We also coordinate with the Funds to identify potentially inappropriate frequent trading, and will investigate any patterns of trading behavior identified by Funds that may not have been captured through operation of the Frequent Transfers Procedures.

Please note that despite our best efforts, we may not be able to detect nor stop all harmful transfers.

Deterrence. If we determine under the Frequent Transfers Procedures that an Owner has engaged in inappropriate frequent transfers, we notify Owner that from that date forward, for three months from the date we mailed the notification letter, the telephone transfer and withdrawal privilege will be revoked. He or she will only be permitted to make transfers or withdrawals by Written Request with an original signature conveyed through the U.S. mail or overnight delivery service.

In our sole discretion, we may revise the Frequent Transfers Procedures at any time without prior notice as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or
(iii) impose additional or alternate restrictions on Owners who make inappropriate frequent transfers (such as dollars or percentage limits on transfers). We also may, to the extent permitted by applicable law, implement and administer redemption fees imposed by one or more of the Funds in the future. If required by applicable law, we may deduct redemption fees imposed by the Funds. Further, to the extent permitted by law, we also may defer the transfer privilege at any time that we are unable to purchase or redeem shares of the Funds. You should be aware that we are contractually obligated to prohibit purchases and transfers or redemptions of Fund shares at the Fund's request.

We currently do not impose redemption fees on transfers, or expressly allow a certain number of transfers in a given period, or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our policies in deterring inappropriate frequent transfers or other disruptive transfers and in preventing or limiting harm from such transfers.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Frequent Transfers Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Frequent Transfers Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies. The Funds have adopted their own policies and procedures with respect to inappropriate frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the polices and procedures we have adopted to discourage inappropriate frequent transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Frequent Transfers Procedures. You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

Omnibus Orders. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund's ability to apply its respective frequent trading policies and procedures. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in inappropriate frequent transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

You should be aware that we are required to provide to a Fund or its designee, promptly upon request, certain information about the transfer activity of individual Owners and, if requested by the Fund, to restrict or prohibit further purchases or transfers by specific Owners identified by the Fund as violating the frequent trading policies established for that Fund.

CHANGE OF ALLOCATIONS
You may request a change in the allocation of future Net Premiums in writing or by telephone. You may also change the percentages of Monthly Deductions withdrawn from each Subaccount and Interest Bearing Account in writing or by telephone. Any allocation to, or withdrawal from, a Subaccount or Interest Bearing Account must be at least 1% of Net Premiums and only whole percentages are allowed.

Allocation changes requested by telephone or fax will be followed only if you have a telephone or fax authorization on file at our Mailing Address.

A telephone or fax request to change allocation of premiums will be effective for the first premium payment on or following the date the request for change is received by us at our Mailing Address. A request to change the allocation of withdrawal of Monthly Deductions will be effective on the first Monthly Day on or following the date the request is received by us at our Mailing Address.

DOLLAR-COST AVERAGING
If elected at the time of the application or at any other time by Written Request, you may systematically or automatically transfer (on a monthly basis) specified dollar amounts from the Ultra Series Money Market Class I Subaccount to other Subaccounts. The fixed dollar amount will purchase more accumulation units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per accumulation unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

The minimum transfer amount for dollar-cost averaging is the equivalent of $100 per month. If less than $100 remains in the Ultra Series Money Market Class I Subaccount, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 1% of the amount transferred and must be stated in whole percentages.

Once elected, dollar-cost averaging remains in effect until the earliest of: (1) the Accumulated Value in the Ultra Series Money Market Class I Subaccount is depleted to zero; (2) you cancel the election by Written Request; or (3) for three successive months, the Accumulated Value in the Ultra Series Money Market Class I Subaccount has been insufficient to implement the dollar-cost averaging instructions you have given to us. We will notify you when dollar-cost averaging is no longer in effect. There is no additional charge for using dollar-cost averaging. Dollar-cost averaging transfers do not count against the four free transfers in a Policy Year. We may discontinue offering dollar-cost averaging at any time and for any reason. We may discontinue offering automatic transfers at any time for any reason.

SURRENDER AND PARTIAL WITHDRAWALS
You may, by Written Request, make surrenders under your Policy, subject to obtaining the prior written consent of all assignees or irrevocable Beneficiaries. You may, by Written Request, make partial withdrawals under your Policy, subject to obtaining the prior written consent of all assignees or irrevocable Beneficiaries. A surrender or partial withdrawal of the Policy will take effect as of the day the Written Request is received, if received before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) at our Mailing Address. Any requests after the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) will be processed as of the next Valuation Day. Payments generally are made within seven days of the effective date unless a suspension of payments is in effect. Surrenders and partial withdrawals may have adverse tax consequences. For information on possible tax effects of surrenders and partial withdrawals, see Tax Treatment of Policy Benefits.

Policy Surrender. You may surrender the Policy for its Net Cash Value, in which case we may require the return of the Policy. We will determine the Net Cash Value as of the end of the Valuation Period during which the surrender date occurs. The Policy and all insurance terminate upon surrender.

Partial Withdrawals. You may take a portion of your Policy's Net Cash as a partial withdrawal. A partial withdrawal may have adverse tax consequences. An amount up to the Net Cash Value, less one or two months of insurance charges, may be taken as a partial withdrawal. You may specify the allocation percentages among the Subaccount(s) and Interest Bearing Account from which the partial withdrawal is to be made. We will not deduct any contingent deferred sales or administrative charges in the case of a partial withdrawal, but may apply a service charge against the amount withdrawn equal to the lesser of $25 or 2% of that amount. If no specification is made, we will withdraw the amount from the Subaccounts and Interest Bearing Account in the same percentages as Monthly Deductions are deducted. If there is insufficient Accumulated Value to follow these percentages, the partial withdrawal amount will be withdrawn on a pro rata basis based on the Accumulated Value in the Subaccounts and Interest Bearing Account. The partial withdrawal fee is deducted from amounts withdrawn from the Subaccounts and the Interest Bearing Account on the same pro rata basis, unless otherwise directed by the Owner. We currently waive the partial withdrawal fee.

No partial withdrawal will be allowed if the Specified Amount remaining under the Policy would be less than $40,000 ($8,000 if Issue Age is 65 and over).

Unless the Face Amount derived from the application of the Death Benefit Ratio applies, under either Death Benefit Option, a partial withdrawal will reduce both the Accumulated Value and Face Amount by the amount surrendered but will not affect the Cost of Insurance. Under Death Benefit Option 1, the Specified Amount is also reduced by the same amount. The Specified Amount is not changed by a partial withdrawal under Death Benefit Option 2. If the Face Amount derived from the application of the Death Benefit Ratio applies, the effect on the monthly Cost of Insurance and Face Amount is somewhat different. The Face Amount is then decreased by more than the amount surrendered, and the monthly Cost of Insurance is less than it would have been without the surrender.

MATURITY
The Policy matures on the Policy Anniversary following the Insured's 95th birthday. Coverage under the Policy ceases on that date and you will receive maturity proceeds equal to the Net Cash Value as of that date.

PAYMENT OF PROCEEDS/SETTLEMENT OPTIONS
There are several options for receiving Death Benefit Proceeds, surrender proceeds, and maturity proceeds, other than in a lump sum. None of these options vary based upon the performance of the Separate Account. Proceeds payable to other than a natural person will be applied only under settlement options agreed to by us. For more information concerning the options listed below, please contact us at our Mailing Address. The available settlement options are as follows:

     o     Interest Option
     o     Installment Option

     o     Life Income - Guaranteed Period Certain
     o     Joint and Survivor Life


In lieu of one of the above options, the Death Benefit Proceeds may be applied to any other settlement option we make available.


SUSPENSION OF PAYMENTS
For amounts allocated to the Separate Account, we may suspend or postpone the right to transfer among Subaccounts, make a surrender or partial surrender, or take a Policy loan when:

     1. The New York Stock Exchange is closed other than for customary weekend and holiday closings.

     2. During periods when trading on the Exchange is restricted as determined by the SEC.

     3. During any emergency as determined by the SEC which makes it impractical for the Separate Account to dispose of its securities or value its assets.

     4. During any other period permitted or required by order of the SEC for the protection of investors.

To the extent values are allocated to the Interest Bearing Account, the payment of full or partial surrender proceeds or loan proceeds may be deferred for up to six (6) months from the date of the surrender or loan request, unless state law requires exception to the period of deferment. Death Benefit Proceeds may be deferred for up to 60 days from the date we receive proof of death. If payment is postponed for more than 29 days, we will pay interest at an effective annual rate of 4.00% for the period of postponement.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

POLICY LOANS

General. At any time prior to the Maturity Date while the Insured is still living and the Policy is In Force, you may, by Written Request, borrow money from us using the Cash Value as the security for the loan. The maximum amount that you may borrow is 80% (90% for Virginia residents) of the Cash Value of the Policy as of the date of the loan. You must obtain the written consent of all assignees and Irrevocable Beneficiaries before the loan is made. The Policy will be the sole security for the loan.

The loan date is the date a written loan request containing the necessary signatures is received by us at our Mailing Address. The loan value will be determined as of the loan date. Payment will be made within seven days of the loan date unless a suspension of payments is in effect.

Interest. We charge interest on amounts that you borrow. The interest rate charged is 8% and is an effective annual rate compounded annually on the Policy Anniversary. This rate is subject to change by us. Interest accrues on a daily basis from the loan date. Interest is due and payable at the end of each Policy Year. If interest is not paid when due, an amount equal to the interest due less interest earned on the Loan Account will be transferred from the Subaccounts and Interest Bearing Account to the Loan Account. The amount of loan interest billed will increase the loan principal and be charged the same rate of interest as the loan.

We credit Loan Account with interest at an effective annual rate of 6%. On each Policy Anniversary, interest earned on amounts in the Loan Account since the preceding Policy Anniversary is transferred to the Subaccounts and the Interest Bearing Account. Unless you specify otherwise, such transfers are allocated in the same manner as transfers of collateral to the Loan Account.

Loan Collateral. To secure a Policy loan to you, we withdraw an amount equal to the loan out of the Subaccounts and the Interest Bearing Account and transfer this amount into the Loan Account to be held there until the loan is repaid. You may specify how this transferred Accumulated Value is allocated among the Subaccounts and the Interest Bearing Account If you do not specify the allocation, we make the allocation in the based on the proportion that Monthly Deductions are withdrawn from the Subaccounts and Interest Bearing Account. If you make a specification but there are insufficient values in one or more of the Subaccounts and the Interest Bearing Account for withdrawal as you have specified, we will withdraw the loan amount from all Subaccounts and the Interest Bearing Account on a pro rata basis based on values in the Subaccounts and Interest Bearing Account.

Loan Repayment. Any Indebtedness may be repaid at any time while the Insured is still living and the Policy is In Force prior to the Maturity Date. Loan payments must be clearly marked as loan payments or we will treat them as premiums. As the loan is repaid, the amount repaid will be transferred from the Loan Account to the Subaccounts and the Interest Bearing Account in the same manner as premiums are allocated.

Effect of a Policy Loan. A loan, whether or not repaid, has a permanent effect on the death benefit and Accumulated Values because the investment results of the Subaccounts and current interest rates credited on Interest Bearing Account value do not apply to Accumulated Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Accumulated Value being held as collateral in the Loan Account. Depending on the investment results of the Subaccounts or credited interest rates for the Interest Bearing Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Subaccounts to which Cash Value is allocated is unfavorable. If a Policy Lapses with loans outstanding, certain amounts may be subject to income tax. See "Federal Income Tax Considerations," for a discussion of the tax treatment of Policy loans. In addition, if a Policy is a modified endowment contract ("MEC"), loans may be currently taxable and subject to a 10% federal penalty tax.

                             CHARGES AND DEDUCTIONS
================================================================================

PREMIUM EXPENSE CHARGE
We deduct from premiums for Premium Expense Charges charged by your state of residence. We determine your state of residence by the mailing address as shown on our records. The initial percentage of reduction for state charges is shown on the specifications page of your Policy.

MONTHLY DEDUCTION
The Monthly Deduction due on each Monthly Day will be the sum of:

     o     the Cost of Insurance for that month; plus
     o     the monthly Policy fee; plus
     o     the monthly administrative fee; plus
     o     the cost of any additional benefits provided by rider, if any.

The Monthly Deduction is allocated to the subaccounts and interest bearing account values prescribed by the Owner and is collected by liquidating the number of units (or fraction of units) in Subaccounts (and/or withdrawing values from the Interest Bearing Account) in an amount equal to the amount of the Monthly Deduction, except during the second through ninth Policy Years, in which case the amount in the Deferred Charges Account in excess of the Deferred Charges will be first applied to the Monthly Deduction. The excess amount will include interest earned in the account and, when the Monthly Day falls on a Policy Anniversary, the amount released from the Deferred Charges Account.

On any Monthly Day when there is insufficient Net Cash Value to pay the Monthly Deduction and the no-Lapse guarantee or minimum death benefit guarantee is in effect, the Monthly Deduction remaining after the Net Cash Value is exhausted will be made from the Deferred Charges Account. If the Deferred Charges Account balance is insufficient to pay the Monthly Deduction, we will waive any Monthly Deduction remaining after the amount in the Deferred Charges Account has been exhausted.

In the 10th Policy Year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived by us if the minimum death benefit guarantee is still in effect.

The Owner may specify what percentages of the Monthly Deduction will be withdrawn from each Subaccount and the Interest Bearing Account. Each withdrawal from a Subaccount or the Interest Bearing Account must be at least 1% of the total Monthly Deduction. Only whole percentages are permitted. If a specification is not made, the withdrawals will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

COST OF INSURANCE
This charge compensates us for the expense of underwriting the Face Amount. We determine a Cost of Insurance ("COI") rate on each Monthly Day. The COI rate for the Policy is determined by the Insured's Attained Age, gender, smoker status, and rating class. (For factors used in unisex Policies, see the Section entitled Unisex Policies.) Attained Age means Age on the most recent Policy Anniversary. COI rate charges depend on our expectations as to future mortality experience. The monthly COI rate will not exceed the rates shown in Table I - Guaranteed Maximum Insurance Rates contained in the Policy. However, we may charge less than these rates.

While not guaranteeing to do so, we intend to charge less than the guaranteed maximum insurance rates after the 10th Policy Year. The guaranteed maximum insurance rates for each attained age are based on the 1980 CSO Mortality Tables, Age last birthday.

The COI is determined by multiplying the COI rate by the Net Amount at Risk for a Policy. Under Death Benefit Option 2, the Net Amount at Risk is always the Specified Amount. Under Death Benefit Option 1, the Net Amount at Risk is the Specified Amount less the Accumulated Value. Therefore, under Death Benefit Option 1, all of the factors that affect Accumulated Value affect the Net Amount at Risk. For a Policy where there has been an increase in the Specified Amount, there is a Net Amount at Risk associated with the initial Specified Amount and a Net Amount at Risk associated with the increase. The COI rate applicable to the initial Specified Amount is usually less than that for the increase. Likewise, the Net Amount at Risk for the initial Specified Amount is multiplied by the COI rate for the initial Specified Amount to determine the COI charge for the initial Specified Amount and the Net Amount at Risk for the increase is multiplied by the COI rate for the increase to determine the COI for the increase. To compute the net amounts at risk after an increase for a Policy with an option 1 death benefit, Accumulated Value is first used to offset the initial Specified Amount, and any Accumulated Value in excess of the initial Specified Amount is then used to offset the increase in Specified Amount.

MONTHLY POLICY FEE
The monthly Policy fee is a fee we charge to compensate us for some of the administrative expenses associated with the Policy. The fee cannot be increased. It is equal to $3 per month for Policies with Issue Ages of 0-19 and $6 per month for all other Policies. It is not based on the Specified Amount.

MONTHLY ADMINISTRATIVE FEE
We assess an administrative fee of $.45 per thousand dollars of Specified Amount per year on a monthly basis to reimburse us for some of the administrative expenses associated with the Policy. On a monthly basis, the administrative fee amounts to $.0375 per thousand dollars of Specified Amount. The fee is based on the Specified Amount and cannot be increased unless the Specified Amount is changed. The fee will not be decreased in the event of a Specified Amount decrease. This fee is charged only during the first 10 Policy Years of the Policy or, on an increase in Specified Amount, during the first 10 Policy Years after the increase.

The monthly administrative fee, together with the monthly Policy fee, is designed to equitably distribute the administrative costs among all Policies.

COST OF ADDITIONAL BENEFITS
The cost of additional benefits will include charges for any additional insurance benefits added to the Policy by rider. These charges are for insurance protection, and the amounts will be specified in the Policy.

MORTALITY AND EXPENSE RISK CHARGE
We deduct daily a mortality and expense risk charge of .00002466% of the Policy's Net Asset Value in the Separate Account (and the Policy's Accumulated Value in the Interest Bearing Account), which is equal on an annual basis to 0.9% of the daily value of the net assets of the Separate Account (and the value in the General Account attributable to the Interest Bearing Account). The mortality risk assumed is that the Insured may not live as long as expected. The expense risk assumed by us is that the actual expense to us of administrating the Policy will exceed what we expected when setting the other charges under the Policy. Please note that the mortality and expense risk may generate profits. We may use any profits from this charge to finance other expenses, including expenses incurred in the administration of the Policies and distribution expenses of the Policies or for any other corporate purpose.

CONTINGENT DEFERRED SALES AND ADMINISTRATIVE CHARGES
To reimburse us for sales expenses and Policy issue expenses, including but not limited to registered representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses, we deduct contingent deferred sales and administrative charges from the proceeds in the event of a complete surrender of the Policy during the first ten years or the first ten years following an increase in the Specified Amount. A chart showing the percentage of Deferred Charges remaining at the beginning of Policy Years 2 through 9 (or the same number of years following an increase in Specified Amount) is shown below. The contingent deferred sales charge will be used to offset the expenses that were incurred in the distribution of the Policy, including but not limited to representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses. In no instance will the charge exceed 30% of the lesser of premiums paid or the "guideline annual premium." The "guideline annual premium" is approximately equal to the amount of premium that would be required on an annual basis to keep the Policy In Force if the Policy had a mandatory fixed premium schedule assuming (among other things) a 5% net investment return. If you would like to obtain the guideline annual premium specific to your contract, please contact us.

The Deferred Charges vary by the Age of Insured, gender, and smoking status and are shown on the specifications page of your Policy. For a 35-year-old male nonsmoker, the charges would be $7.71 per $1,000 of the Specified Amount. For a 50-year-old male nonsmoker, the charges would be $15.91 per $1,000 of Specified Amount. For a chart showing how the charges vary, see Appendix A in the SAI.

We use the contingent deferred administrative charge to recover the first-year costs of underwriting and issuing the Policy. They are contingent in that they will not be collected unless the Policy is surrendered during the first nine Policy Years. We will not deduct any Deferred Charges from the proceeds in the event of a partial withdrawal of the Policy. The Deferred Charges generally build up monthly during the first Policy Year in twelve equal increments to the total Deferred Charges. Then the Deferred Charges decrease annually after the first year. The percentage of the Deferred Charges remaining in each Policy Year is:

----------------------------------------------------
 Beginning                  Percentage of
Policy Year           Deferred Charges Remaining
----------------------------------------------------
    2                           95%
    3                           90%
    4                           85%
    5                           75%
    6                           65%
    7                           50%
    8                           35%
    9                           20%
   10+                           0%
----------------------------------------------------

At the time the Policy is issued, the first month's portion of the Deferred Charges is placed in a non-segregated portion of our General Account, which is referred to as the Deferred Charges Account. This amount will earn interest at a minimum rate of 4% per annum with us crediting additional interest, at our option, from time to time. At the next Monthly Day, taking into account the interest earned, we will transfer from the Separate Account and/or the Interest Bearing Account to the Deferred Charges Account the amount necessary to equal the current Deferred Charges. This withdrawal will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

We will do the same for each month of the first Policy Year. If the Owner has not paid sufficient premium to build up the Deferred Charges to the appropriate level in the first Policy Year, additional amounts will be transferred out of the Separate Account and/or Interest Bearing Account in subsequent years. The transfers will continue until the Deferred Charges equal premiums required in the first year to completely fund the Deferred Charges, and the corresponding deductions had taken place every year, as scheduled.

We will release on the first Monthly Day of the second Policy Year the amount in the Deferred Charges Account in excess of 95% of the first Policy Year Deferred Charges, taking into account the interest earned. This process continues each Policy Year until the 10th Policy Year or until the Policy is surrendered.

The amount in the Deferred Charges Account is included in calculating the Accumulated Value of the Policy. We will withdraw Deferred Charges from the Deferred Charges Account only in the following instances:

     o     to pay surrender charges upon full surrender of the Policy;

     o to release amounts back to the Separate Account and/or Interest Bearing Account on the second through ninth Policy Anniversaries; and

     o to pay the Monthly Deduction when there is insufficient Net Cash Value and the no-Lapse guarantee or minimum death benefit guarantee is in effect.

In the latter two situations, allocations will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

Net Premiums paid following the payment of the Monthly Deduction with Deferred Charges will first be transferred from the Subaccounts and/or Interest Bearing Account to the Deferred Charges Account on the day the premiums are received, to the extent necessary to bring the Deferred Charges Account to the same level as if no Deferred Charges had been used to pay the Monthly Deduction, and if on a Policy Anniversary, the reduction in Deferred Charges had taken place as scheduled. If the premium is paid on a Monthly Day during the first Policy Year, additional amounts will be transferred to the Deferred Charges Account. This process of using Deferred Charges to pay the Monthly Deduction will continue every Monthly Day that: (1) there is insufficient Net Cash Value to pay the Monthly Deduction; and (2) the no-Lapse guarantee or minimum death benefit guarantee are in effect; and (3) the Policy is not beyond the ninth Policy Year.

PARTIAL WITHDRAWAL FEE
If a partial withdrawal is made, we will not deduct any contingent deferred sales or administrative charges, but may make a service charge equal to the lesser of $25 or 2% of the amount surrendered for each partial withdrawal. These fees are currently waived by us.

TRANSFER FEE
An Owner may transfer a Policy's Accumulated Value among one or more of the Subaccounts and the Interest Bearing Account. Currently, we allow four transfers in each Policy Year without charge. After four transfers in any given Policy Year, we may deduct $20 per transfer from the amount transferred. These fees are currently waived by us.

FEDERAL AND STATE INCOME TAXES
Other than premium expense charge, no charges are currently made against the Separate Account and/or Interest Bearing Account for federal or state income taxes. In the event we determine that any such taxes will be imposed, we may make deductions from the Separate Account and/or Interest Bearing Account to pay such taxes.


DUPLICATE POLICY CHARGE
You can obtain a summary of your policy at no charge. There will be a $30 charge for a duplicate policy.


CHANGE OF SPECIFIED AMOUNT CHARGE
We will assess a $50 charge for each change in Specified Amount after the first in a Policy Year. This charge compensates us for administrative expenses associated with underwriting the increase in Specified Amount. We currently intend to waive certain fees as stated above. We, however, may reinstate the fees and charges in the future.

RESEARCH FEE
We may charge you up to $50 per request when you request information that is duplicative of information previously provided to you and that requires extensive research.

FUND EXPENSES
Expense of the Funds, including fees and charges, are discussed in the Funds' prospectuses and in their statements of additional information available by writing to us at our Mailing Address.

Please note that the Funds and their investment adviser are affiliated with us. In addition, as discussed under "Contingent Deferred Sales and Administrative Charges" above, the Funds pay us for performing certain administrative services.

ADDITIONAL INFORMATION
We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as our insurance agents. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions, we do. We intend to recover commissions, marketing, administrative and other expenses and the cost of Policy benefits through the fees and charges imposed under the Policies. See "Distribution of Policies" for more information.

                      OTHER POLICY BENEFITS AND PROVISIONS
================================================================================

ISSUE DATE
The Issue Date is the date used to determine Policy Anniversaries and Monthly Days. If a premium is paid with the application, the Issue Date will be no earlier than the date the application is received and no later than the Record Date. Insurance coverage will begin as of the Issue Date provided the applicant subsequently is deemed to have been insurable. If a premium is not paid with the application or the application is approved other than as applied for, the Issue Date will ordinarily be approximately 10 days after underwriting approval. Insurance coverage will begin on the later of the Issue Date or the date the premium is received.

OWNER, BENEFICIARY
You are the person who purchases the Policy and is named in the application. You may not be the Insured. You may name one or more Beneficiaries in the application. Beneficiaries may be primary or contingent. If no primary Beneficiary survives the Insured, payment is made to contingent Beneficiaries. Beneficiaries in the same class will receive equal payments unless otherwise directed. A

Beneficiary must survive the Insured in order to receive his or her share of the Death Benefit Proceeds. If a Beneficiary dies before the Insured dies, his or her unpaid share is divided among the Beneficiaries who survive the Insured. The unpaid share will be divided equally unless you direct otherwise. If no Beneficiary survives the Insured, the Death Benefit Proceeds will be paid to you, if living, or to your estate.


You may change the Beneficiary while the Insured is living. The written consent of all Irrevocable Beneficiaries must be obtained before such a change. To make a change, you must provide us with a Written Request satisfactory to us. The request will not be effective until we record it. After the request is recorded, it will take effect as of the date you signed the request. We will not be responsible for any payment or other action taken before the request is recorded. We may require the Policy be returned for endorsement of the Beneficiary change.


RIGHT-TO-EXAMINE PERIOD
The Owner may cancel the Policy before the latest of the following three events:

     o     45 days after the date of the application;

     o 20 days after we have personally delivered or has sent the Policy and a Notice of Right of Withdrawal to the Owner by first class mail; or,

     o     20 days after the Owner receives the Policy.

To cancel the Policy, the Owner must mail or deliver a Written Request to cancel in good order to the representative who sold it or to us at our Mailing Address. Unless prohibited by state law the refund will include:

     o     All charges for state taxes deducted from premiums; plus

     o     Total amount of Monthly Deductions; plus

     o     Any other charges taken from the Accumulated Value; plus

     o The Accumulated Value on the date we received the Written Request to cancel the Policy in good order; minus

     o     Any Policy Indebtedness.

If required by state law, the refund amount will be equal to the total of all premiums paid for the policy. . We may require that you return the Policy.

PAID-UP INSURANCE
The Policy may be exchanged, in whole or in part, for a paid-up whole life policy at any time prior to attained age 86, if the following conditions are met:

     A.    The Owner makes a Written Request for this Policy change;
     B. The Policy is one we are then issuing for the Insured's age and premium class;
     C.    The Policy is subject to our normal underwriting rules;
     D.    There is compliance with any other conditions determined by us; and
     E. Any indebtedness not repaid at the time of the change will be continued as a loan against the paid-up policy.

TRANSFER OF OWNERSHIP


The Owner may transfer ownership of the Policy. The written consent of all Irrevocable Beneficiaries must be obtained prior to such transfer. The Written Request must be in writing and filed at our Mailing Address. The transfer will take effect as of the date the Written Request was signed. We may require that the Policy be sent in for endorsement to show the transfer of ownership.


We are not responsible for the validity or effect of any transfer of ownership. We will not be responsible for any payment or other action we have taken before having received Written Request for the transfer. A transfer of ownership may have tax consequences.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS
We may make additions to, deletions from, or substitutions for the shares of a Fund that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Fund are no longer available for investment or if, in our judgment, further investment in any Fund should become inappropriate, we may redeem the shares, if any, of that Fund and substitute shares of another Fund. To the extent required by the 1940 Act or other applicable law, we will not substitute any shares attributable to a Policy's interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities.

We also may establish additional Subaccounts of the Separate Account, each of which would invest in shares of a new corresponding Fund having a specified investment objective. We may, in our sole discretion, establish new Subaccounts or eliminate or combine one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by us. Some existing subaccounts may be closed to certain classes of Owners. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount if, in our sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, we (by appropriate endorsement, if necessary) may change the Policy to reflect the substitution or change. Affected Owners will be notified of such a material substitution or change. If you object to the change, you may exchange the Policy for a fixed benefit whole life insurance policy then issued by us. The new Policy will be subject to normal underwriting rules and other conditions determined by us. No evidence of insurability will be necessary. The option to exchange must be exercised within sixty (60) days of notification to you of the investment Policy change. You may also surrender the Policy.

If we consider it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under the 1940 Act if registration is no longer required, it may be combined with other Company separate accounts, or its assets may be transferred to another separate account of ours. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have such rights under the Policies.

VOTING RIGHTS
We will vote Fund shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. We will vote shares for which we have not received timely instructions and shares attributable to Policies sold to employee benefit plans not registered pursuant to an exemption from the registration provisions of the Securities Act of 1933, in the same proportion as we vote shares for which we have received instructions. This means that a small number of Owners may control the outcome of the vote. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or we otherwise determine that we are allowed to vote the shares in our own right, we may elect to do so.

You have the voting interest under a Policy. The number of votes you have a right to instruct will be calculated separately for each Subaccount. You have the right to instruct one vote for each $1 of Accumulated Value in the Subaccount with fractional votes allocated for amounts less than $1. The number of votes you have available will coincide with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions will be solicited by written communication before such meeting in accordance with procedures established by the Funds. Each Owner having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Fund in which that Subaccount invests.

We may, when required by state insurance regulatory authorities, vote shares of a Fund without regard to voting instructions from Owners, if the instructions would require that the shares be voted so as to cause a change in the sub-classification of a Fund, or investment objectives of a Fund, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may, under certain circumstances, vote shares of a Fund without regard to voting instructions from Owners in favor of changes initiated by Owners in the investment Policy, or the investment adviser or the principal underwriter of a Fund. For example, we may vote against a change if we in good faith determine that the proposed change is contrary to state or federal law or we determine that the change would not be consistent with the investment objectives of a Fund and would result in the purchase of securities for the Separate Account which vary from the general quality and nature of investments and investment techniques used by our other Separate Accounts.

                           DISTRIBUTION OF THE POLICY
================================================================================

We no longer issue new Policies. CBSI serves as principal underwriter for the Policy. CBSI is a Wisconsin corporation and its home office is located at 2000 Heritage Way, Waverly, Iowa 50677. CBSI is our indirect, wholly owned subsidiary, and is registered as a broker-dealer with the Securities and Exchange Commission ('SEC') under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc. CBSI services Owners through its registered representatives. CBSI also may enter into selling agreements with other broker-dealers ('selling firms') and compensate them for their services. Registered representatives of CBSI and of other selling firms are appointed as our insurance agents.

COMPENSATION ARRANGEMENTS FOR CBSI AND ITS SALES PERSONNEL
We pay commissions to CBSI for the sale of the Policies by its registered representatives in the amount of: 116.22% of Premiums up to the Minimum Premium and 8.15% of Excess Premiums above that amount paid in the first Policy Year; and 5.00% of Premium in Policy Years 2 through 10. For each Premium paid following an increase in face amount, we pay a commission up to the target Premium for the increase in each year; the commission is calculated using the commission rates for the corresponding Policy Year. We pay commissions for substandard risk and rider Premiums based on our rules at the time of payment. Registered representatives may be required to return first-year commissions (less the surrender charge) if a Policy is not continued through the first Policy year. The investment adviser for, or another affiliate of one or more of the Funds also may, from time to time, make payments to CBSI for services.

CBSI pays its registered representatives a portion of the commissions received for their sales of Policies. Registered Representatives may also be eligible for non-cash compensation items that we may provide jointly with CBSI. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. Sales of the Policies may help registered representatives and/or their managers qualify for such benefits. CBSI's registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

COMPENSATION ARRANGEMENTS FOR SELLING FIRMS AND THEIR SALES PERSONNEL
We pay commissions to selling firms for sales of the Policies by their registered representatives in the amount of: 105% of Premiums up to the Minimum Premium and 7.3% of Excess Premiums above that amount paid in the first Policy Year; and 5.0% of Premium in Policy Years 2 through 10. For each Premium paid following an increase in face amount, we pay a commission up to the target Premium for the increase in each year; the commission is calculated using the commission rates for the corresponding Policy Year. We pay commissions for substandard risk and rider Premiums based on our rules at the time of payment. Registered representatives may be required to return first-year commissions (less the surrender charge) if a Policy is not continued through the first Policy year.

Selling firms pays their registered representatives a portion of the commissions received for their sales of Policies. We and/or CBSI may pay certain selling firms additional amounts for: (1) sales promotions relating to the Policies, (2) costs associated with sales conferences and educational seminars for their registered representatives, and (3) other expenses incurred by them. We and/or CBSI may make bonus payments to certain selling firms based on aggregate sales of our insurance contracts (including the Policies). We may pay certain selling firms an additional bonus after the first Policy Year for sales by their registered representatives, which may be up to the amount of the basic commission for the particular Policy Year. In addition, we may reimburse these selling firms for portions of their Policy sales expenses. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. These programs also may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

SOURCE OF COMPENSATION
Commissions and other incentives or payments described above are not charged directly to Owners or to the Separate Account. We recoup commissions and other sales expenses through fees and charges deducted under the Policy.

                             RIDERS AND ENDORSEMENTS
================================================================================

A rider attached to a Policy adds additional insurance and benefits. The rider explains the coverage it offers. A rider is available only in states which have approved the rider. A rider may vary from state to state. Some riders are not available to Policies sold to employee benefit plans. The cost for riders is deducted as a part of the Monthly Deduction. Riders are subject to normal underwriting requirements. We are not currently issuing new riders on any Policy.

CHILDREN'S INSURANCE
The rider provides level term insurance to children of the Insured up to the earlier of age 23 of the child or age 65 of the Insured. The death benefit will be payable to the Beneficiary stated in the rider upon the death of any Insured child. If the Insured parent dies prior to the termination of this rider, the coverage on each child becomes paid-up term insurance to Age 23. On the policy anniversary following each Insured child's 23rd birthday or at age 65 of the Insured, if sooner, each child may convert this rider to a new policy without evidence of insurability.

GUARANTEED INSURABILITY
This rider provides that additional insurance may be purchased on the life of the Insured on specific future dates at standard rates without evidence of insurability. It is issued only to standard risks. It may be issued until the Policy Anniversary following the Insured's 37th birthday.

Accidental Death Benefit This rider provides for the payment of an additional death benefit on the life of the Insured should death occur due to accidental bodily injury occurring before Age 70. The premium for the accidental death benefit is payable to Age 70.

AUTOMATIC INCREASE
This rider provides for automatic increases in the Policy's Specified Amount on each Policy Anniversary without evidence of insurability. This rider may be issued until the earlier of the 15th Policy Anniversary or the Policy Anniversary following the Insured's 55th birthday. A tax adviser should be consulted to determine whether the automatic increases provided by this rider could cause the Owner's Policy to become a Modified Endowment Contract.

OTHER INSURED
This rider provides level term insurance. The "other Insured" could be the Insured or could be another person within the immediate family of the Insured. The death benefit expires on the "other Insured's" 95th birthday or upon termination of the Policy, whichever comes first. Evidence of insurability is required for issuance of the rider or to increase the amount of the death benefit. The rider may be issued until the Policy Anniversary following the Insured's 65th birthday.

TERM INSURANCE
This rider is available only on Policies with a face value of at least $250,000. It is available only on the primary Insured. The rider is convertible to Age 75. The death benefit expires on the Insured's 95th birthday or upon termination of the Policy.

DISABILITY WAIVER OF MONTHLY DEDUCTIONS
This rider provides that, during the Insured's total disability, we will waive Monthly Deductions for administrative and life insurance costs. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday.

WAIVER OF PREMIUM AND MONTHLY DEDUCTION DISABILITY BENEFIT
Like the rider just described, this rider provides that, during the Insured's total disability, we will waive the Monthly Deduction for administrative and life insurance costs. In addition, this rider provides that we will contribute additional premium. The amount of additional premium we will contribute will be shown on the specifications page for the rider. The maximum amount we will contribute is $12,000 on an annual basis. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday at which time the rider terminates.

EXECUTIVE BENEFITS PLAN ENDORSEMENT
This endorsement is available on policies issued in conjunction with certain types of deferred compensation and/or employee benefits plans. The executive benefits plan endorsement waives the deferred charges on the policy to which it is attached subject to the following conditions:

     1. the Policy is surrendered and the proceeds are used to fund a new policy provided through CUNA Mutual Insurance Society or an affiliate;

     2.    the Policy is owned by a business or trust;

     3.    the new Policy is owned by the same entity;

     4. the Insured under the Policy is a selected manager or a highly compensated employee (as those terms are defined by Title 1 of the Employee Retirement Income Security Act, as amended);

     5. the Insured under the new Policy is also a selected manager or highly compensated employee;

     6. we receive an application for the new Policy (and have evidence of insurability satisfactory to us).

There is no charge for this benefit. However, if you exercise this benefit during the first two Policy Years, we may charge a fee to offset expenses incurred. This fee will not exceed $150. The Executive Benefits Plan Endorsement may not be available in all states.

                        FEDERAL INCOME TAX CONSIDERATIONS
================================================================================

INTRODUCTION
The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service ("IRS").

TAX STATUS OF THE POLICY
In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements should be applied is limited. Nevertheless, we believe that Policies issued on a standard rating class basis should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we may restrict Policy transactions in order to do so.

In certain circumstances, owners of variable universal life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. While we believe that the Policies do not give you investment control over Separate Account assets, we may modify the Policies as necessary to prevent you from being treated as the Owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Accounts be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Accounts, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy generally will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the Beneficiary.

Federal, state and local transfer, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general, a policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven Policy Years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy Years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven Policy Years, the policy may have to be retested as if it were a newly issued policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. To prevent your policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and partial withdrawals, are treated first as distributions of gain taxable as ordinary income and as tax-free recovery of your investment in the Policy only after all gain has been distributed.

Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed in same manner as surrenders and partial withdrawals.

A 10% additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of the your and your Beneficiary or designated Beneficiary.

If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of your investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally the aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If a loan from a Policy is outstanding when the Policy is canceled or Lapses, then the amount of the outstanding Indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly.

Policy Changes, Transfers and Exchanges. Changes to a Policy's Death Benefit Option or Face Amount, the conversion or exchange of a policy, and transfer or assignment of ownership of a Policy may have adverse tax consequences. You should consult a tax adviser if you are considering any such transaction.

Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in your income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Accelerated Death Benefit Rider. The federal income tax consequences associated with the Accelerated Benefit Option Endorsement are uncertain. You should consult a qualified tax advisor about the consequences of requesting payment under this Endorsement. (See "RIDERS AND ENDORSEMENTS, Accidental Death Benefit" for more information.)

SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS


If a Policy is purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the federal, state and estate tax consequences could differ. A competent tax advisor should be consulted in connection with such a purchase.


The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the Net Amount at Risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's Beneficiary, then the excess of the death benefit over the Policy value is not taxable. However, the Cash Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified advisor regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified advisor before requesting a loan under a Policy held in connection with a retirement plan.

BUSINESS USES OF THE POLICY
Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If the value of a Policy to you depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses, and the IRS has issued guidance relating to split dollar insurance plans. Any business contemplating the purchase of a new insurance policy or a change in an existing insurance policy should consult a tax advisor.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.


Employer-owned Life Insurance Contracts. Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contact. It is the employer's responsibility to verify the eligibility of the intended Insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional Premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.


ALTERNATIVE MINIMUM TAX
There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES
The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death benefit proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. The Policy would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the "2010 Act") increases the federal estate tax exemption to $5,000,000 and reduces the federal estate tax rate to 35%; increases the Federal gift tax exemption to $5,000,000 and retains the federal gift tax rate at 35%; and increases the generation-skipping transfer ("GST") tax exemption to $5,000,000 and reduces the GST tax rate to 35%. Commencing in 2012, these exemption amounts will be indexed for inflation.

The estate, gift, and GST provisions of the 2010 Act are only effective until December 31, 2012, after which the provisions will sunset, and the federal estate, gift and GST taxes will return to their pre-2001 levels, resulting in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make these provisions of the 2010 Act permanent, or they may do nothing and allow these 2010 Act provisions to sunset, or they may alter the exemptions and/or applicable tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.


POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.

OUR TAXES
Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct charges from the Separate Account for its federal income taxes. We may charge the Separate Account for any future federal income taxes that we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to Premium Taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                LEGAL PROCEEDINGS
================================================================================

We, like other life insurance companies, are often involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or us.

                              FINANCIAL STATEMENTS
================================================================================

Our financial statements and the financial statements of the Separate Account are contained in the SAI. Our financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please contact us at our Mailing Address.

                                    GLOSSARY
================================================================================

ACCUMULATED VALUE
The total of the values attributable to a Policy in all Subaccounts and the Interest Bearing Account plus the values attributable to it, if any, in the Loan Account and Deferred Charges Account.

AGE
The number of completed years from the Insured's date of birth.

ATTAINED AGE
Age of the Insured on the most recent Policy Anniversary.

BENEFICIARY
Person or entity named to receive all or part of the Death Benefit Proceeds.

COST OF INSURANCE OR COI
An insurance charge determined by multiplying the cost of insurance rate by the Net Amount at Risk.

CASH VALUE
Accumulated Value minus Deferred Charges that would be applicable if the Policy were surrendered at that time, but not less than zero.

CUNA MUTUAL GROUP
CUNA Mutual Insurance Society, its subsidiaries and affiliates.

DEATH BENEFIT RATIO
The ratio of Face Amount to Accumulated Value required by the Code for treatment of the Policy as a life insurance Policy. The Death Benefit Ratio varies by the Attained Age.

DEATH BENEFIT OPTION
One of two options that you may select for computation of the Death Benefit.

DEATH BENEFIT PROCEEDS
Amount to be paid if the Insured dies while the Policy is In Force.

DEFERRED CHARGES
Sometimes referred to as surrender charges, they are the contingent deferred sales charge plus the contingent deferred administrative charge.

DEFERRED CHARGES ACCOUNT
A non-segregated potion of our General Account where Deferred Charges accrued for each Policy are accumulated during the first Policy Year and the first 12 months after an increase in Face Amount.

FACE AMOUNT
Under Death Benefit Option 1, the Face Amount is the greater of the Specified Amount, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio. Under Death Benefit Option 2, the Face Amount is the greater of the Specified Amount plus the Accumulated Value on the date of death, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

FUND
An investment portfolio of the Ultra Series Fund or the T. Rowe Price International Series, Inc.

GENERAL ACCOUNT
Our assets other than those allocated to the Separate Account or another of our separate accounts.

IN FORCE
Condition under which the Policy is active and the Insured's life remains insured and sufficient Net Cash Value exists from premium payment or otherwise to pay the Monthly Deductions on a Monthly Day.

INDEBTEDNESS
Policy loans plus accrued interest on the loans.

INSURED
Person whose life is insured under the Policy.

ISSUE AGE
Age of Insured at the time the Policy was issued.

ISSUE DATE
The date from which Policy Anniversaries, Policy Years, and Policy months are determined.

INTEREST BEARING ACCOUNT
Part of our General Account to which Net Premiums may be allocated or Accumulated Value transferred.

LAPSE
Condition when the Insured's life is no longer insured under the Policy.

LOAN ACCOUNT
A portion of our General Account into which amounts are transferred from the Separate Account as collateral for Policy loans.

MAILING ADDRESS
2000 Heritage Way, Waverly, IA 50677.

MONTHLY DAY
Same day as the Issue Date for each month the Policy remains In Force. The Monthly Day is the first day of the Policy month. If there is no Monthly Day in a calendar month, the Monthly Day will be the first day of the next calendar month.

MONTHLY DEDUCTION
The amount we deduct from the Accumulated Value each month. It includes the Cost of Insurance, the monthly administrative fee, the monthly Policy fee, and the cost of any additional benefits under riders.

NET AMOUNT AT RISK
As of any Monthly Day, the Face Amount (discounted for the upcoming month) less Accumulated Value (after the deduction of the Monthly Deduction).

NET ASSET VALUE.
The total current value of portfolio securities, cash, receivables, and other assets minus liabilities.

NET CASH VALUE
The Cash Value less any Indebtedness. This value is equal to the value attributable to the Policy in each Subaccount and the Interest Bearing Account and represents the amount an Owner would receive upon full surrender of the Policy.

NET PREMIUMS
Premiums paid less any charges for Premium Tax (or tax in lieu of Premium Tax).

OWNER (YOU, YOUR)
The Owner as named in the application. The Owner may be other than the Insured.

POLICY
MEMBERS Variable Universal Life.

POLICY ANNIVERSARY
Same day and month as the Issue Date for each year the Policy remains In Force.

POLICY ISSUE DATE
The date as of which the Policy is issued and coverage takes effect. We measure Policy months, Policy Years, and Policy Anniversaries from the Policy Issue Date.

POLICY YEAR
A twelve month period beginning on the Policy Issue Date or on a Policy Anniversary.

PREMIUM TAX
An amount deducted from premium payments to cover Premium Tax (and tax in lieu of Premium Tax) currently charged by the Owner's state of residence (except in Pennsylvania and Texas). State of residence is determined by the Owner's mailing address as shown in our records. The term "in lieu of Premium Tax" means any income and any franchise tax assessed by a state as a substitute for Premium Tax.

RECORD DATE
The date we record the Policy on our books as an In Force Policy.

RIGHT-TO-EXAMINE PERIOD
The period when you may cancel the Policy and receive a refund. The length of the period varies by state and is shown the cover page of your Policy.

SPECIFIED AMOUNT
The amount chosen by the Owner which is used to determine the Face Amount.

TARGET PREMIUM
The Target Premium is shown on the specifications page of the Policy. It is determined by dividing the minimum premium by 0.60.

UNIT
A unit of measurement used to calculate the Accumulated Value in a Subaccount under a Policy.

UNIT VALUE
The value determined by dividing Net Asset Value by the number of Subaccount units outstanding at the time of calculation.

VALUATION DAY
For each Subaccount, each day that the New York Stock Exchange is open for business except for days that the Subaccount's corresponding Fund does not value its shares.

VALUATION PERIOD
The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

WRITTEN REQUEST
A request in writing and in a form satisfactory to us signed by the Owner and received at our Mailing Address. A Written Request may also include a telephone or fax request for specific transactions that are made as allowed under the terms of an executed telephone or fax authorization, with original signature, on file at our Mailing Address. We may also accept a surrender request properly submitted by fax or e-mail by your registered representative in connection with the purchase of another contract issued by us.

                       STATEMENT OF ADDITIONAL INFORMATION
================================================================================


To learn more about the Policy, you should read the SAI dated May 1, 2011, as it may be amended. The SAI includes additional information about the Separate Account. For a free copy of the SAI, personalized illustrations of Death Benefits, Net Cash Values, and Accumulated Value, and to request other information about the Policy please call toll-free at (800) 798-5500 or write to us at 2000 Heritage Way, Waverly, Iowa 50677-9202.


The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street N.E., Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-03915

                       MEMBERS(R) VARIABLE UNIVERSAL LIFE

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT

                          CUNA MUTUAL INSURANCE SOCIETY

                                2000 HERITAGE WAY
                            WAVERLY, IOWA 50677-9202
                                 (800) 798-5500

                       STATEMENT OF ADDITIONAL INFORMATION
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


This Statement of Additional Information ("SAI") contains additional information regarding the MEMBERS Variable Universal Life flexible premium variable life insurance policy ("Policy") issued by CUNA Mutual Insurance Society and supported by CUNA Mutual Variable Life Insurance Account ("Separate Account"). This SAI is not a prospectus, and should be read together with the Prospectus for the Policy dated May 1, 2011, as it may be amended from time to time. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. This SAI does not include information incorporated by reference from other documents. Capitalized terms in this SAI have the same meanings as in the Prospectus for the Policy.

                      The date of this SAI is May 1, 2011.


                                                                       Form 1933

                                TABLE OF CONTENTS
================================================================================


                                                                                              Page
Policy Information ..............................................................................1
    The Policy ..................................................................................1
    Our Right to Contest the Policy..............................................................1
    Misstatement of Age or Sex ..................................................................1
    Suicide Exclusion ...........................................................................1
    Collateral Assignments.......................................................................1
    Dividends ...................................................................................2
    Additional Information on Underwriting and Charges ..........................................2
    Additional Information on Benefits and Settlement Options ...................................2
Illustrations ...................................................................................3
Other Information ...............................................................................3
    Registration Statement ......................................................................3
    Distribution of the Policies ................................................................3
    Records .....................................................................................4
    State Regulation ............................................................................4
    Experts .....................................................................................4
    Information About Us ........................................................................5
    The Interest Bearing Account ................................................................5
    Additional Information about the Separate Account and the Funds .............................5
    Financial Statements ........................................................................5
Appendix A - First Year Deferred Sales Charges per 1,000 of Specified Amount ..................A-1
Appendix B - Death Benefit Ratio ..............................................................B-1

                               POLICY INFORMATION
================================================================================

THE POLICY
The Policy, application(s), policy schedule pages, and any riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

OUR RIGHT TO CONTEST THE POLICY
We have the right to contest the validity of the Policy or to resist a claim under it on the basis of any material misrepresentation of a fact stated in the application or any supplemental application. We also have the right to contest the validity of any increase of Specified Amount or other change to the Policy on the basis of any material misrepresentation of a fact stated in the application (or supplemental application) for such increase in coverage or change. In issuing this Policy, we rely on all statements made by or for the Insured in the application or in a supplemental application. In the absence of fraud, we consider statements made in the application(s) to be representations and not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after it has been In Force during the lifetime of the Insured for two years from the Policy Issue Date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot contest any increase in coverage effective after the Policy Issue Date, or any reinstatement thereof, after such increase or reinstatement has been In Force for two years from its effective date.

MISSTATEMENT OF AGE OR SEX
For a Policy based on male or female cost of insurance rates (as shown in your Policy), if the Insured's age or gender has been misstated, an adjustment will be made to reflect the correct age and gender as follows (unless a different result is required by state law):

    a) If the misstatement is discovered at death, the death benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Day would have been at the Insured's correct age and gender.
    b) If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the Insured's correct age and gender beginning on the next Monthly Day.

For a Policy based on blended cost of insurance rates (as shown in your Policy), a misstatement of gender will not result in an adjustment. However, if the Insured's age has been misstated, an adjustment will be made to reflect the correct age as follows (unless a different result is required by state law):

    a) If the misstatement is discovered at death, the death benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Day would have been at the Insured's correct age.
    b) If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the Insured's correct age beginning on the next Monthly Day.

SUICIDE EXCLUSION
If the Insured commits suicide, while sane or insane, within two years of the Issue Date, our liability is limited to an amount equal to the Accumulated Value less any Loan Amount. We will pay this amount to the Beneficiary in one sum.

If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount, our liability with respect to that increase is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

COLLATERAL ASSIGNMENTS
You may assign the Policy as collateral security. The written consent of all Irrevocable Beneficiaries must be obtained before an assignment. The assignment must be in writing and filed at our Mailing Address. The assignment will then take effect as of the date the Written Request was signed.

We are not responsible for the validity or effect of any collateral assignment. We will not be responsible for any payment or other action we have taken before receiving the written collateral assignment.

A collateral assignment takes precedence over the interest of a Beneficiary. Any Policy proceeds payable to an assignee will be paid in one sum. Any remaining proceeds will be paid to the designated Beneficiary or Beneficiaries.

A collateral assignee is not an Owner. A collateral assignee is a person or entity to whom you give some, but not all ownership rights under the Policy. A collateral assignment is not a transfer of ownership.


DIVIDENDS
While the Policy is In Force, it will share in our divisible surplus. We determine the Policy's share annually. It is payable annually on the Policy Anniversary. You may select to have dividends:

    a) Paid into the Subaccounts and the Interest Bearing Account as Net Premiums; or
    b) Paid to you in cash.

If no option is selected, the dividends will be paid into Subaccounts and/or Interest Bearing Account as Net Premiums. We currently do not expect to pay dividends during the first 10 Policy Years. For each of Policy years 11-20, we project annual dividends equal to 0.61% of the Accumulated Value at the end of the Policy year, plus $39 per Policy. For each Policy year 21 and after we project annual dividends equal to 1.01% of the Accumulated Value at the end of the Policy year, plus $39 per Policy. For Issue Ages 0 - 19, the projected dividends are the same as those for ages 20 and above, except the per Policy dividend is $3 in years 11 and above, instead of $39. These dividends are not guaranteed.

ADDITIONAL INFORMATION ON UNDERWRITING AND CHARGES
We currently place each Insured into one of three standard rating classes - preferred, non-tobacco, and tobacco or into a rating class with sub-standard and flat extra charges. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance rate than an Insured in a class with sub-standard and flat extra charges.

   o The preferred rating class is only available if the Specified Amount equals or exceeds $100,000.

   o Non-tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco in the same rating class. The non-tobacco designation is not available for Insureds under attained age 21, but shortly before an Insured attains age 21, we may notify the Insured about possible classification as non-tobacco. If the Insured does not qualify as non-tobacco or does not respond to the notification, cost of insurance rates will remain as shown in the Policy. However, if the Insured does respond to the notification, and qualifies as non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.

   o Preferred Insureds will generally incur lower cost of insurance rates than Insureds who are classified as non-tobacco.

   o Premium classes with sub-standard and flat extra charges may be available for those Insured's who we find uninsurable under our preferred or standard underwriting guidelines. These charges may be related to health or to participate in certain hazardous sports, aviation activities, or other avocations. Generally, we will not issue contracts with more than 400% extra substandard cost of insurance charges or $15 per $1000 in flat extra charges.

ADDITIONAL INFORMATION ON BENEFITS AND SETTLEMENT OPTIONS
Settlement options other than lump sum payments are, in our discretion, available for Death Benefit Proceeds, surrender proceeds, and maturity proceeds, payable to natural persons, subject to certain restrictions on Death Benefit Proceeds. Proceeds payable to a non-natural person are available only under settlement options we agree to. The four available settlement options are as follows:

      1) Interest Option. The proceeds may be left with us to collect interest during the lifetime of the payee. We determine the interest rate each year. It is guaranteed to be not less than the settlement option rate of interest shown on the data page of the Policy. The payee may choose to receive interest payments either once a year or once a month (may not be available in all states) unless the amount of interest to be paid monthly is less than $25 per month, then interest will be paid annually. The payee may withdraw any remaining proceeds, if this right was given at the time the option was selected.

      2) Installment Option. The proceeds may be left with us to provide equal monthly installments for a specified period. No period can be greater than 30 years. The interest we guarantee to pay is set forth in the Policy. Additional interest, if any, will be payable as determined by us. (This option may not be available in all states.) The payee may withdraw the present value of any remaining guaranteed installments, but only if this right was given at the time the option was selected.

      3) Life Income - Guaranteed Period Certain. The proceeds may be left with us to provide monthly installments for as long as the original payee lives. A guaranteed period of 10 or 20 years may be selected. A period of years such that the total installments during the period will be at least equal to the proceeds applied under the option may also be selected. Payments will cease when the original payee dies or at the end of the guaranteed period, whichever is later. If the original payee dies during the guaranteed period, the remaining guaranteed payments will be paid to the successor payee.

      4) Joint and Survivor Life. The proceeds may be left with us to provide monthly installments for two payees for a guaranteed period of 10 years. After the 10-year period is over, payments will continue as long as either of the original payees is living. The monthly installment amount will depend on the Age and sex of both payees at the date of the first payment.

Not all settlement options are available. See your Policy for details on which options are available to you.

The minimum amount that can be applied under settlement options 2, 3 and 4 is $2,500 or that amount which will provide an initial monthly installment of at least $25.

Even if the death benefit under the Policy is excludible from income, payments under Settlement options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the settlement options general include such earnings. You should consult a tax adviser as to the tax treatment of payments under the settlement options.


Additional monthly income may be purchased under settlement options 2 and 3. The amount of additional annuity income or payments which can be purchased with new money is 95% of the amount which can be purchased with the net Policy Death Benefit Proceeds under those options. The additional annuity amount may not exceed twice that which the application of proceeds under the selected option would provide. The selection of an additional annuity purchase must be in writing and on file at our Mailing Address. Selection must be within 30 days of settlement under this Policy and is available only if the settlement is on or after the later of the 10th Policy Anniversary or the annuitant's 55th birthday.


We may, at our option, provide for additional settlement options or cease offering any of the settlement options above.

                                  ILLUSTRATIONS
================================================================================

We may provide illustrations for death benefit, Accumulated Value, and Cash Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your Accumulated Value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy's monthly charges, the Funds' expense ratios, and your policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed Insured's issue age and premium class, the Death Benefit Option, Specified Amount, Planned Premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one policy illustration during a Policy year.

                                OTHER INFORMATION
================================================================================

REGISTRATION STATEMENT
A Registration Statement under the Securities Act of 1933, as amended, relating to this offering has been filed with the Securities and Exchange Commission ("SEC"). Certain portions of the Registration Statement and amendments have been omitted from this prospectus pursuant to the rules and regulations of the SEC. Statements contained in this prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C.

DISTRIBUTION OF THE POLICIES

Information About the Distributor. CUNA Brokerage Services, Inc. ("CBSI") is responsible for distributing the Policies pursuant to a distribution agreement with us. CBSI serves as principal underwriter for the Policies. CBSI, a Wisconsin corporation organized in 1983 and an indirect, wholly owned subsidiary of CUNA Mutual Investment Corporation which in turn is wholly owned by us, is located at 2000 Heritage Way, Waverly, Iowa 50677. CBSI is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc.

Sales Commissions and Other Compensation. We no longer offer new Policies. We intend to recoup commissions and other sales expenses for through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Owners or the Separate Account.

Description of Servicing Network. CBSI services the Policies through its registered representatives. CBSI also may have entered into selling agreements with other broker-dealers and compensates these broker-dealers ("selling firms") for their services up to the amounts disclosed in the prospectus. Registered representatives of CBSI and selling firms who sell the Policies have been appointed by us as insurance agents.

Compensation Received. CBSI received sales compensation with respect to the Policies in the following amounts during the periods indicated:


--------------------------------------------------------------------------------------------------------
Fiscal year       Aggregate Amount of          Aggregate Amount of Commissions Retained by CBSI After
                Commissions Paid to CBSI     Payments to its Registered Persons and Other Broker-Dealers
--------------------------------------------------------------------------------------------------------
2010                              $8,432                                                          $2,024
--------------------------------------------------------------------------------------------------------
2009                             $26,309                                                          $6,314
--------------------------------------------------------------------------------------------------------
2008                             $82,668                                                          $9,094
--------------------------------------------------------------------------------------------------------


Compensation arrangements for CBSI sales personnel. Because registered representatives of CBSI are also our insurance agents, they may be eligible for various cash benefits and non-cash compensation programs that we offer. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. Sales of the Policies may help registered representatives qualify for such benefits.

Additional compensation paid to selling firms. We may pay certain selling firms additional amounts for: (1) sales promotions relating to the Policies, (2) costs associated with sales conferences and educational seminars for their registered representatives, and (3) other expenses incurred by them. We may make bonus payments to certain selling firms based on aggregate sales of our insurance contracts (including the Policies). We may pay certain selling firms an additional bonus after the first Policy year for sales by their registered representatives, which may be up to the amount of the basic commission for the particular Policy year. In addition, we may reimburse these selling firms for portions of their Policy sales expenses. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Source of revenue for sales compensation. Sales charges deducted from premium payments, as well as proceeds from the contingent deferred sales charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.


RECORDS
We will maintain all records relating to the Separate Account and the Interest Bearing Account at our Mailing Address or at our executive offices at 5910 Mineral Point Road, Madison, WI 53705.


STATE REGULATION
We are subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine our liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we may operate.


EXPERTS
The financial statements of the Subaccounts comprising the CUNA Mutual Variable Life Insurance Account as of December 31, 2010 and for each of the two years in the period ended December 31, 2010, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, dated February 18, 2011, appearing herein. Such financial statements are included herein in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements of CUNA Mutual Insurance Society and Subsidiaries (the Company) as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, dated March 30, 2011, appearing herein. Such report (1) expresses an unqualified opinion, (2) includes an explanatory paragraph related to the change in method of accounting and reporting for other-than-temporary impairments in 2009, and (3) states that (a) Deloitte & Touche LLP did not audit the consolidated financial statements of the CUMIS Group Limited and Subsidiaries, CMG Mortgage Insurance Company, and CMG Mortgage Assurance Company, all which were audited by other auditors whose reports have been furnished to Deloitte & Touche LLP, and (b) their opinion, insofar as it relates to the balances of those companies included in the consolidated financial statements, is based solely on the reports of other auditors. The Company's equity interest in The CUMIS Group Limited and Subsidiaries as of December 31, 2009 and for each of the two years in the period ended December 31, 2009 (not presented separately herein) are included within discontinued operations in the consolidated financial statements of the Company and have been audited by KPMG LLP, independent auditors, as stated in their report, dated February 9, 2010. The Company's interest in the CUMIS Group Limited and Subsidiaries was sold on December 31, 2009. The financial position and results of operations of CMG Mortgage Insurance Company and CMG Mortgage Assurance Company as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 (not presented separately herein) are reflected using the equity method in the consolidated financial statements of the Company and have been audited by Ernst & Young LLP, independent auditors, as stated in their reports, dated March 7, 2011. The financial statements of the Company are included herein in reliance upon the respective reports of the foregoing firms given upon their authority as experts in accounting and auditing.


INFORMATION ABOUT US
CUNA Mutual Insurance Society is a mutual life insurance company that was originally organized in Wisconsin in 1935. Effective as of December 31, 2007, CUNA Mutual Life Insurance Company merged into CUNA Mutual Insurance Society.

We are one of the world's largest direct underwriters of credit life and disability insurance, and are a major provider of qualified pension products to credit unions. Further, we offer fixed and variable annuities, individual life insurance, health policies, term and permanent life insurance, and long-term care insurance.

CBSI is our indirect wholly owned subsidiary.

Periodically, rating agencies, review our ratings for financial stability and operating performance. To obtain our current ratings, contact us at the address and telephone number shown on the first page of this SAI.

THE INTEREST BEARING ACCOUNT
The Interest Bearing Account is not registered with the SEC and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account.

ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE FUNDS
The Separate Account was established by CUNA Mutual Life Insurance Company on August 16, 1983. CUNA Mutual Life Insurance Company merged with us as of December 31, 2007. The Separate Account is registered under 1940 Act as a unit investment trust. The Separate Account purchases shares of the Funds in accordance with separate participation agreements. The agreements contain varying termination provisions. If a participation agreement terminates, the Separate Account may not be able to purchase additional shares of the Fund(s) covered by that agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Separate Account even if the participation agreement relating to that Fund has not been terminated. In either event, owners will no longer be able to allocate purchase payments or transfer Accumulated Value to the Subaccount investing in that Fund.

Shares of the Funds may be sold to separate accounts of insurance companies that are not affiliated with us or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose contract values are allocated to the Separate Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under
Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with sale of shares to qualified pension and retirement plans, as disclosed in the Fund's prospectus and statement of additional information.

FINANCIAL STATEMENTS
Our financial statements those of the Separate Account appear on the following pages. Our financial statements should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon our ability to meet our obligations under your Policy.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
           STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

----------------------------------------------------------------------------------------------------------------------------------
                                                  CONSERVATIVE       MODERATE        AGGRESSIVE         MONEY
                                                   ALLOCATION       ALLOCATION       ALLOCATION         MARKET            BOND
                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:

INVESTMENTS IN ULTRA SERIES FUND:

  Conservative Allocation Fund, 29,247 shares
  at net asset value of $10.01 per share
  (cost $300,363)..............................   $    292,659     $          -     $          -     $          -     $          -
  Moderate Allocation Fund, 244,042 shares at
  net asset value of $9.49 per share
  (cost $2,452,312)............................              -        2,314,997                -                -                -
  Aggressive Allocation Fund, 79,669 shares at
  net asset value of $9.08 per share
  (cost $766,504)..............................              -                -          723,257                -                -
  Money Market Fund, 4,931,905 shares at net
  asset value of $1.00 per share
  (cost $4,931,905)............................              -                -                -        4,931,905                -
  Bond Fund, 943,062 shares at net asset
  value of $10.29 per share (cost $9,733,812)..              -                -                -                -        9,704,546
                                                  ------------     ------------     ------------     ------------     ------------
    Total assets...............................        292,659        2,314,997          723,257        4,931,905        9,704,546
                                                  ------------     ------------     ------------     ------------     ------------
LIABILITIES:

Accrued mortality and expense charges..........            223            1,733              546            3,981            7,438
                                                  ------------     ------------     ------------     ------------     ------------
    Total liabilities..........................            223            1,733              546            3,981            7,438
                                                  ------------     ------------     ------------     ------------     ------------
    Total net assets...........................   $    292,436     $  2,313,264     $    722,711     $  4,927,924     $  9,697,108
                                                  ============     ============     ============     ============     ============
NET ASSETS:
  Net Assets: Type 1...........................   $          -     $          -     $          -     $  1,504,802     $  5,656,228
  Outstanding units: Type 1 (note 6)...........              -                -                -           63,952          127,727
  Unit Value - Type 1..........................   $          -     $          -     $          -     $      23.53     $      44.27
                                                  ------------     ------------     ------------     ------------     ------------
  Net Assets: Type 2...........................   $    292,436     $  2,313,264     $    722,711     $  3,423,122     $  4,040,880
  Outstanding units: Type 2 (note 6)...........         28,833          255,245           89,271          290,835          253,506
  Unit Value - Type 2..........................   $      10.14     $       9.06     $       8.10     $      11.77     $      15.94
                                                  ------------     ------------     ------------     ------------     ------------
    Total net assets...........................   $    292,436     $  2,313,264     $    722,711     $  4,927,924     $  9,697,108
                                                  ============     ============     ============     ============     ============

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
     STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                      HIGH         DIVERSIFIED        LARGE CAP        LARGE CAP
                                                     INCOME           INCOME            VALUE           GROWTH           MID CAP
                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:

INVESTMENTS IN ULTRA SERIES FUND:

  High Income Fund, 151,990 shares at
  net asset value of $9.42 per share
  (cost $1,475,618)............................   $  1,431,206     $          -     $          -     $          -     $          -
  Diversified Income Fund, 3,331,641 shares at
  net asset value of $16.62 per share
  (cost $55,436,203)...........................              -       55,361,085                -                -                -
  Large Cap Value Fund, 2,566,150 shares at
  net asset value of $23.56 per share
  (cost $64,855,307)...........................              -                -       60,458,312                -                -
  Large Cap Growth Fund, 1,542,350 shares at
  net asset value of $22.16 per share
  (cost $29,170,891)...........................              -                -                -       34,178,836                -
  Mid Cap Fund, 1,199,032 shares at net
  asset value of $14.14 per share
  (cost $16,293,494)...........................              -                -                -                -       16,957,905
                                                  ------------     ------------     ------------     ------------     ------------
    Total assets...............................      1,431,206       55,361,085       60,458,312       34,178,836       16,957,905
                                                  ------------     ------------     ------------     ------------     ------------
LIABILITIES:

Accrued mortality and expense charges..........          1,091           41,987           45,615           26,050           12,887
                                                  ------------     ------------     ------------     ------------     ------------
    Total liabilities..........................          1,091           41,987           45,615           26,050           12,887
                                                  ------------     ------------     ------------     ------------     ------------
    Total net assets...........................   $  1,430,115     $ 55,319,098     $ 60,412,697     $ 34,152,786     $ 16,945,018
                                                  ============     ============     ============     ============     ============
NET ASSETS:

  Net Assets: Type 1...........................   $          -     $ 47,335,957     $ 52,463,410     $ 26,534,539     $  7,902,288
  Outstanding units: Type 1 (note 6)...........              -          741,807          681,334          839,555          477,480
  Unit Value - Type 1..........................   $          -     $      63.82     $      77.00     $      31.61     $      16.55
                                                  ------------     ------------     ------------     ------------     ------------
  Net Assets: Type 2...........................   $  1,430,115     $  7,983,141     $  7,949,287     $  7,618,247     $  9,042,730
  Outstanding units: Type 2 (note 6)...........         87,869          611,267          840,305          734,643          448,047
  Unit Value - Type 2..........................   $      16.28     $      13.06     $       9.46     $      10.37     $      20.18
                                                  ------------     ------------     ------------     ------------     ------------
    Total net assets...........................   $  1,430,115     $ 55,319,098     $ 60,412,697     $ 34,152,786     $ 16,945,018
                                                  ============     ============     ============     ============     ============

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
     STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     OPPENHEIMER     T. ROWE PRICE
                                                                  INTERNATIONAL      STRATEGIC           HIGH        INTERNATIONAL
                                                    SMALL CAP         STOCK            INCOME           INCOME           STOCK
                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:

INVESTMENTS IN ULTRA SERIES FUND:

  Small Cap Fund, 10,045 shares at
  net asset value of $10.75 per share
  (cost $85,620)...............................   $    108,021     $          -     $          -     $          -     $          -
  International Stock Fund, 290,476 shares at
  net asset value of $9.99 per share
  (cost $3,258,256)............................              -        2,901,731                -                -                -

INVESTMENTS IN MFS VARIABLE INSURANCE TRUST:

  Strategic Income Series, 59,106 shares at
  net asset value of $10.14 per share
  (cost $586,668)..............................              -                -          599,338                -                -

INVESTMENTS IN OPPENHEIMER VARIABLE ACCOUNTS TRUST:

  High Income Fund/VA, 28,485 shares at net
  asset value of $2.13 per share
  (cost $218,169)..............................              -                -                -           60,674                -

INVESTMENTS IN T. ROWE PRICE INTERNATIONAL SERIES, INC.:

  International Stock Portfolio, 581,870 shares at
  net asset value of $13.88 per share
  (cost $8,057,493)............................              -                -                -                -        8,076,361

                                                  ------------     ------------     ------------     ------------     ------------
    Total assets...............................        108,021        2,901,731          599,338           60,674        8,076,361
                                                  ------------     ------------     ------------     ------------     ------------
LIABILITIES:

Accrued mortality and expense charges..........            102            2,232              457               49            6,092
                                                  ------------     ------------     ------------     ------------     ------------
    Total liabilities..........................            102            2,232              457               49            6,092
                                                  ------------     ------------     ------------     ------------     ------------
    Total net assets...........................   $    107,919     $  2,899,499     $    598,881     $     60,625     $  8,070,269
                                                  ============     ============     ============     ============     ============
NET ASSETS:
  Net Assets: Type 1...........................   $          -     $          -     $    596,107     $          -     $  7,756,574
  Outstanding units: Type 1 (note 6)...........              -                -           28,807                -          422,157
  Unit Value - Type 1..........................   $          -     $          -     $      20.69     $          -     $      18.37
                                                  ------------     ------------     ------------     ------------     ------------
  Net Assets: Type 2...........................   $    107,919     $  2,899,499     $      2,774     $     60,625     $    313,695
  Outstanding units: Type 2 (note 6)...........         10,111          144,673              159           15,046           28,210
  Unit Value - Type 2..........................   $      10.67     $      20.04     $      17.45     $       4.03     $      11.12
                                                  ------------     ------------     ------------     ------------     ------------
    Total net assets...........................   $    107,919     $  2,899,499     $    598,881     $     60,625     $  8,070,269
                                                  ============     ============     ============     ============     ============

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
     STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

-----------------------------------------------------------------
                                                   TEMPLETON
                                                   DEVELOPING
                                               MARKETS SECURITIES
                                                   SUBACCOUNT
-----------------------------------------------------------------
ASSETS:

INVESTMENTS IN FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST:

  Developing Markets Securities Fund, 4007 shares
  at net asset value of $11.30 per share
  (cost $28,539)...............................   $     45,274
                                                  ------------
    Total assets...............................         45,274
                                                  ------------
LIABILITIES:

Accrued mortality and expense charges..........             34
                                                  ------------
    Total liabilities..........................             34
                                                  ------------
    Total net assets...........................   $     45,240
                                                  ============
NET ASSETS:
  Net Assets: Type 1...........................   $          -
  Outstanding units: Type 1 (note 6)...........              -
  Unit Value - Type 1..........................   $          -
                                                  ------------
  Net Assets: Type 2...........................   $     45,240
  Outstanding units: Type 2 (note 6)...........          1,974
  Unit Value - Type 2..........................   $      22.92
                                                  ------------
    Total net assets...........................   $     45,240
                                                  ============

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
          STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

----------------------------------------------------------------------------------------------------------------------------------
                                                  CONSERVATIVE       MODERATE        AGGRESSIVE
                                                   ALLOCATION       ALLOCATION       ALLOCATION      MONEY MARKET        BOND
                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):

  Dividend income..............................   $     11,459     $     67,785     $     11,216     $          -     $    404,262
  Mortality and expense charges (note 3).......         (2,499)         (18,530)          (5,712)         (48,467)         (93,291)
                                                  ------------     ------------     ------------     ------------     ------------
  Net investment income (loss).................          8,960           49,255            5,504          (48,467)         310,971
                                                  ------------     ------------     ------------     ------------     ------------
REALIZED GAIN (LOSS) ON INVESTMENTS:

  Realized gain (loss) on sale of fund shares..           (566)         (11,194)         (11,679)               -           50,026
  Realized gain distributions..................              -                -                -                -                -
                                                  ------------     ------------     ------------     ------------     ------------
  Net realized gain (loss) on investments......           (566)         (11,194)         (11,679)               -           50,026

NET CHANGE IN UNREALIZED APPRECIATION OR
  (DEPRECIATION) ON INVESTMENTS................         11,799          148,235           71,240                -          154,074
                                                  ------------     ------------     ------------     ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS....................   $     20,193     $    186,296     $     65,065     $    (48,467)    $    515,071
                                                  ============     ============     ============     ============     ============

----------------------------------------------------------------------------------------------------------------------------------
                                                      HIGH          DIVERSIFIED      LARGE CAP        LARGE CAP
                                                     INCOME           INCOME           VALUE            GROWTH          MID CAP
                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):

  Dividend income..............................   $    106,785     $  1,941,245     $  1,136,098     $    182,929     $     59,333
  Mortality and expense charges (note 3).......        (13,327)        (493,146)        (532,348)        (291,562)        (143,557)
                                                  ------------     ------------     ------------     ------------     ------------
  Net investment income (loss).................         93,458        1,448,099          603,750         (108,633)         (84,224)
                                                  ------------     ------------     ------------     ------------     ------------
REALIZED GAIN (LOSS) ON INVESTMENTS:

  Realized gain (loss) on sale of fund shares..         (1,660)        (251,538)      (1,071,857)         228,993       (2,108,522)
  Realized gain distributions..................              -                -                -                -                -
                                                  ------------     ------------     ------------     ------------     ------------
  Net realized gain (loss) on investments......         (1,660)        (251,538)      (1,071,857)         228,993       (2,108,522)

NET CHANGE IN UNREALIZED APPRECIATION OR
  (DEPRECIATION) ON INVESTMENTS................         60,364        4,517,830        4,576,645        3,268,466        5,002,667
                                                  ------------     ------------     ------------     ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS....................   $    152,162     $  5,714,391     $  4,108,538     $  3,388,826     $  2,809,921
                                                  ============     ============     ============     ============     ============

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
    STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      OPPENHEIMER       T. ROWE
                                                                   INTERNATIONAL     STRATEGIC           HIGH        INTERNATIONAL
                                                    SMALL CAP         STOCK            INCOME           INCOME           STOCK
                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):

  Dividend income..............................   $        714     $     71,738     $     28,509     $      4,587     $     69,335
  Mortality and expense charges (note 3).......         (1,089)         (25,770)          (5,308)            (651)         (66,875)
                                                  ------------     ------------     ------------     ------------     ------------
  Net investment income (loss).................           (375)          45,968           23,201            3,936            2,460
                                                  ------------     ------------     ------------     ------------     ------------
REALIZED GAIN (LOSS) ON INVESTMENTS:

  Realized gain (loss) on sale of fund shares..          2,354         (480,125)            (313)        (112,258)        (113,052)
  Realized gain distributions..................              -                -                -                -           23,112
                                                  ------------     ------------     ------------     ------------     ------------
  Net realized gain (loss) on investments......          2,354         (480,125)            (313)        (112,258)         (89,940)

NET CHANGE IN UNREALIZED APPRECIATION OR
  (DEPRECIATION) ON INVESTMENTS................         25,313          608,507           28,362          117,538        1,030,622
                                                  ------------     ------------     ------------     ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS....................   $     27,292     $    174,350     $     51,250     $      9,216     $    943,142
                                                  ============     ============     ============     ============     ============

-----------------------------------------------------------------
                                                   TEMPLETON
                                                   DEVELOPING
                                               MARKETS SECURITIES
                                                   SUBACCOUNT
-----------------------------------------------------------------
INVESTMENT INCOME (LOSS):

  Dividend income..............................   $        678
  Mortality and expense charges (note 3).......           (380)
                                                  ------------
  Net investment income (loss).................            298
                                                  ------------
REALIZED GAIN (LOSS) ON INVESTMENTS:

  Realized gain (loss) on sale of fund shares..          1,650
  Realized gain distributions..................              -
                                                  ------------
  Net realized gain (loss) on investments......          1,650

NET CHANGE IN UNREALIZED APPRECIATION OR
  (DEPRECIATION) ON INVESTMENTS................          4,571
                                                  ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS....................   $      6,519
                                                  ============

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------------------------------
                                               CONSERVATIVE ALLOCATION SUBACCOUNT            MODERATE ALLOCATION SUBACCOUNT
                                                YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                             DECEMBER 31, 2010     DECEMBER 31, 2009     DECEMBER 31, 2010     DECEMBER 31, 2009
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)............. $             8,960   $             6,166   $            49,255   $            23,964
  Net realized gain (loss) on investments..                (566)              (34,884)              (11,194)              (27,789)
  Net change in unrealized appreciation or
    (depreciation) on investments..........              11,799                71,659               148,235               287,805
                                            -------------------   -------------------   -------------------   -------------------
    Net increase (decrease) in net
      assets from operations...............              20,193                42,941               186,296               283,980
                                            -------------------   -------------------   -------------------   -------------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners...              18,041                26,503               290,744               243,222
  Transfers between subaccounts (including
    fixed accounts), net...................               9,970              (150,860)              120,457               124,083
  Payment for contract benefits
    and terminations.......................                (321)                    -               (60,549)              (10,650)
  Contract charges and fees................             (19,023)              (18,318)             (127,195)             (121,039)
                                            -------------------   -------------------   -------------------   -------------------
    Net increase (decrease) in net assets
      from contract transactions...........               8,667              (142,675)              223,457               235,616
                                            -------------------   -------------------   -------------------   -------------------

  Total increase (decrease) in net assets..              28,860               (99,734)              409,753               519,596

NET ASSETS:
  Beginning of period......................             263,576               363,310             1,903,511             1,383,915
                                            -------------------   -------------------   -------------------   -------------------
  End of period............................ $           292,436   $           263,576   $         2,313,264   $         1,903,511
                                            ===================   ===================   ===================   ===================

----------------------------------------------------------------------------------------------------------------------------------
                                                AGGRESSIVE ALLOCATION SUBACCOUNT                 MONEY MARKET SUBACCOUNT
                                                YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                             DECEMBER 31, 2010     DECEMBER 31, 2009     DECEMBER 31, 2010     DECEMBER 31, 2009
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)............. $             5,504   $             3,157   $           (48,467)  $           (63,268)
  Net realized gain (loss) on investments..             (11,679)              (17,162)                    -                     -
  Net change in unrealized appreciation or
    (depreciation) on investments..........              71,240               141,366                     -                     -
                                            -------------------   -------------------   -------------------   -------------------
    Net increase (decrease) in net
      assets from operations...............              65,065               127,361               (48,467)              (63,268)
                                            -------------------   -------------------   -------------------   -------------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners...             146,026               156,752               274,380               304,348
  Transfers between subaccounts (including
    fixed accounts), net...................              (8,781)              (17,518)               63,664               357,954
  Payment for contract benefits
    and terminations.......................             (26,800)               (5,504)             (741,251)           (2,107,625)
  Contract charges and fees................             (56,011)              (62,123)             (408,281)             (502,156)
                                            -------------------   -------------------   -------------------   -------------------
    Net increase (decrease) in net assets
      from contract transactions...........              54,434                71,607              (811,488)           (1,947,479)
                                            -------------------   -------------------   -------------------   -------------------

  Total increase (decrease) in net assets..             119,499               198,968              (859,955)           (2,010,747)

NET ASSETS:
  Beginning of period......................             603,212               404,244             5,787,879             7,798,626
                                            -------------------   -------------------   -------------------   -------------------
  End of period............................ $           722,711   $           603,212   $         4,927,924   $         5,787,879
                                            ===================   ===================   ===================   ===================

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                        BOND SUBACCOUNT                          HIGH INCOME SUBACCOUNT
                                                YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                             DECEMBER 31, 2010     DECEMBER 31, 2009     DECEMBER 31, 2010     DECEMBER 31, 2009
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)............. $           310,971   $           360,581   $            93,458   $            99,162
  Net realized gain (loss) on investments..              50,026               (34,089)               (1,660)              (36,740)
  Net change in unrealized appreciation or
    (depreciation) on investments..........             154,074               258,221                60,364               333,655
                                            -------------------   -------------------   -------------------   -------------------
    Net increase (decrease) in net
      assets from operations...............             515,071               584,713               152,162               396,077
                                            -------------------   -------------------   -------------------   -------------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners...             520,571               578,253                81,448                96,594
  Transfers between subaccounts (including
    fixed accounts), net...................            (196,050)             (475,602)              (54,729)              (46,424)
  Payment for contract benefits
    and terminations.......................          (1,080,595)             (730,548)             (175,876)              (96,416)
  Contract charges and fees................            (564,184)             (649,070)              (84,919)              (92,602)
                                            -------------------   -------------------   -------------------   -------------------
    Net increase (decrease) in net assets
      from contract transactions...........          (1,320,258)           (1,276,967)             (234,076)             (138,848)
                                            -------------------   -------------------   -------------------   -------------------

  Total increase (decrease) in net assets..            (805,187)             (692,254)              (81,914)              257,229

NET ASSETS:
  Beginning of period......................          10,502,295            11,194,549             1,512,029             1,254,800
                                            -------------------   -------------------   -------------------   -------------------
  End of period............................ $         9,697,108   $        10,502,295   $         1,430,115   $         1,512,029
                                            ===================   ===================   ===================   ===================

----------------------------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED INCOME SUBACCOUNT                 LARGE CAP VALUE SUBACCOUNT
                                                YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                             DECEMBER 31, 2010     DECEMBER 31, 2009     DECEMBER 31, 2010     DECEMBER 31, 2009
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)............. $         1,448,099   $         1,698,510   $           603,750   $           751,392
  Net realized gain (loss) on investments..            (251,538)           (1,207,791)           (1,071,857)           (2,315,532)
  Net change in unrealized appreciation or
    (depreciation) on investments..........           4,517,830             4,354,877             4,576,645             9,963,947
                                            -------------------   -------------------   -------------------   -------------------
    Net increase (decrease) in net
      assets from operations...............           5,714,391             4,845,596             4,108,538             8,399,807
                                            -------------------   -------------------   -------------------   -------------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners...           3,712,169             3,917,734             4,805,335             5,080,392
  Transfers between subaccounts (including
    fixed accounts), net...................             (87,791)             (415,752)             (420,112)             (734,133)
  Payment for contract benefits
    and terminations.......................          (5,123,677)           (4,903,043)           (5,264,087)           (4,507,005)
  Contract charges and fees................          (4,107,368)           (4,423,372)           (4,452,761)           (4,793,495)
                                            -------------------   -------------------   -------------------   -------------------
    Net increase (decrease) in net assets
      from contract transactions...........          (5,606,667)           (5,824,433)           (5,331,625)           (4,954,241)
                                            -------------------   -------------------   -------------------   -------------------

  Total increase (decrease) in net assets..             107,724              (978,837)           (1,223,087)            3,445,566

NET ASSETS:
  Beginning of period......................          55,211,374            56,190,211            61,635,784            58,190,218
                                            -------------------   -------------------   -------------------   -------------------
  End of period............................ $        55,319,098   $        55,211,374   $        60,412,697   $        61,635,784
                                            ===================   ===================   ===================   ===================

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                   LARGE CAP GROWTH SUBACCOUNT                     MID CAP SUBACCOUNT
                                                YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                             DECEMBER 31, 2010     DECEMBER 31, 2009     DECEMBER 31, 2010     DECEMBER 31, 2009
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)............. $          (108,633)  $           (54,357)  $           (84,224)  $           (85,497)
  Net realized gain (loss) on investments..             228,993              (544,721)           (2,108,522)             (712,403)
  Net change in unrealized appreciation or
    (depreciation) on investments..........           3,268,466            10,112,553             5,002,667             4,422,090
                                            -------------------   -------------------   -------------------   -------------------
    Net increase (decrease) in net
      assets from operations...............           3,388,826             9,513,475             2,809,921             3,624,190
                                            -------------------   -------------------   -------------------   -------------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners...           2,596,595             2,722,175             1,407,980             1,080,706
  Transfers between subaccounts (including
    fixed accounts), net...................            (297,571)             (558,293)            4,763,883              (168,278)
  Payment for contract benefits
    and terminations.......................          (3,300,152)           (2,659,141)           (1,798,424)             (742,336)
  Contract charges and fees................          (2,182,402)           (2,342,580)           (1,241,192)             (927,904)
                                            -------------------   -------------------   -------------------   -------------------
    Net increase (decrease) in net assets
      from contract transactions...........          (3,183,530)           (2,837,839)            3,132,247              (757,812)
                                            -------------------   -------------------   -------------------   -------------------

  Total increase (decrease) in net assets..             205,296             6,675,636             5,942,168             2,866,378

NET ASSETS:
  Beginning of period......................          33,947,490            27,271,854            11,002,850             8,136,472
                                            -------------------   -------------------   -------------------   -------------------
  End of period............................ $        34,152,786   $        33,947,490   $        16,945,018   $        11,002,850
                                            ===================   ===================   ===================   ===================

----------------------------------------------------------------------------------------------------------------------------------
                                                      SMALL CAP SUBACCOUNT                   INTERNATIONAL STOCK SUBACCOUNT
                                                YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                             DECEMBER 31, 2010     DECEMBER 31, 2009     DECEMBER 31, 2010     DECEMBER 31, 2009
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)............. $              (375)  $              (154)  $            45,968   $            23,276
  Net realized gain (loss) on investments..               2,354                (1,839)             (480,125)             (168,873)
  Net change in unrealized appreciation or
    (depreciation) on investments..........              25,313                22,321               608,507               619,742
                                            -------------------   -------------------   -------------------   -------------------
    Net increase (decrease) in net
      assets from operations...............              27,292                20,328               174,350               474,145
                                            -------------------   -------------------   -------------------   -------------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners...               7,482                 3,332               309,330               244,500
  Transfers between subaccounts (including
    fixed accounts), net...................              22,766                21,096               786,117               (22,315)
  Payment for contract benefits
    and terminations.......................             (28,243)               (2,734)             (308,746)             (176,482)
  Contract charges and fees................              (7,539)               (3,565)             (221,598)             (166,180)
                                            -------------------   -------------------   -------------------   -------------------
    Net increase (decrease) in net assets
      from contract transactions...........              (5,534)               18,129               565,103              (120,477)
                                            -------------------   -------------------   -------------------   -------------------

  Total increase (decrease) in net assets..              21,758                38,457               739,453               353,668

NET ASSETS:
  Beginning of period......................              86,161                47,704             2,160,046             1,806,378
                                            -------------------   -------------------   -------------------   -------------------
  End of period............................ $           107,919   $            86,161   $         2,899,499   $         2,160,046
                                            ===================   ===================   ===================   ===================

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                  STRATEGIC INCOME SUBACCOUNT              OPPENHEIMER HIGH INCOME SUBACCOUNT
                                                YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                             DECEMBER 31, 2010     DECEMBER 31, 2009     DECEMBER 31, 2010     DECEMBER 31, 2009
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)............. $            23,201   $            48,796   $             3,936   $              (745)
  Net realized gain (loss) on investments..                (313)               (4,662)             (112,258)              (44,859)
  Net change in unrealized appreciation or
    (depreciation) on investments..........              28,362                67,213               117,538                63,661
                                            -------------------   -------------------   -------------------   -------------------
    Net increase (decrease) in net
      assets from operations...............              51,250               111,347                 9,216                18,057
                                            -------------------   -------------------   -------------------   -------------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners...                 115                   119                     -                     -
  Transfers between subaccounts (including
    fixed accounts), net...................                (270)                 (722)              (10,718)                 (193)
  Payment for contract benefits
    and terminations.......................              (7,251)               (8,349)              (23,925)               (5,710)
  Contract charges and fees................             (21,127)              (21,664)               (3,630)               (5,144)
                                            -------------------   -------------------   -------------------   -------------------
    Net increase (decrease) in net assets
      from contract transactions...........             (28,533)              (30,616)              (38,273)              (11,047)
                                            -------------------   -------------------   -------------------   -------------------

  Total increase (decrease) in net assets..              22,717                80,731               (29,057)                7,010

NET ASSETS:
  Beginning of period......................             576,164               495,433                89,682                82,672
                                            -------------------   -------------------   -------------------   -------------------
  End of period............................ $           598,881   $           576,164   $            60,625   $            89,682
                                            ===================   ===================   ===================   ===================

---------------------------------------------------------------------------------------------------------------------------------
                                                   T. ROWE PRICE INTERNATIONAL                TEMPLETON DEVELOPING MARKETS
                                                        STOCK SUBACCOUNT                          SECURITIES SUBACCOUNT
                                                YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                             DECEMBER 31, 2010     DECEMBER 31, 2009     DECEMBER 31, 2010     DECEMBER 31, 2009
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)............. $             2,460   $           112,061   $               298   $             1,354
  Net realized gain (loss) on investments..             (89,940)             (375,612)                1,650                   957
  Net change in unrealized appreciation or
    (depreciation) on investments..........           1,030,622             2,982,564                 4,571                18,407
                                            -------------------   -------------------   -------------------   -------------------
    Net increase (decrease) in net
      assets from operations...............             943,142             2,719,013                 6,519                20,718
                                            -------------------   -------------------   -------------------   -------------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners...             480,200               515,842                     -                     -
  Transfers between subaccounts (including
    fixed accounts), net...................             129,151              (257,760)                 (599)               (2,318)
  Payment for contract benefits
    and terminations.......................            (675,048)             (515,675)                 (219)               (1,650)
  Contract charges and fees................            (440,139)             (467,465)               (4,665)               (4,907)
                                            -------------------   -------------------   -------------------   -------------------
    Net increase (decrease) in net assets
      from contract transactions...........            (505,836)             (725,058)               (5,483)               (8,875)
                                            -------------------   -------------------   -------------------   -------------------

  Total increase (decrease) in net assets..             437,306             1,993,955                 1,036                11,843

NET ASSETS:
  Beginning of period......................           7,632,963             5,639,008                44,204                32,361
                                            -------------------   -------------------   -------------------   -------------------
  End of period............................ $         8,070,269   $         7,632,963   $            45,240   $            44,204
                                            ===================   ===================   ===================   ===================

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(1)  ORGANIZATION

     The CUNA Mutual Variable Life Insurance Account (the Account) is a unit investment trust registered with the Securities Exchange Commission (SEC) under the Investment Company Act of 1940, as amended. The Account was established as a separate account of CUNA Mutual Insurance Society (CMIS or the Company), a mutual life insurance company, to receive and invest net premiums paid by policyholders to CMIS under two flexible premium variable life insurance policy types issued by CMIS, MEMBERS(R) Variable Universal Life and UltraVERS ALL (Type 1) and MEMBERS(R) Variable Universal Life II (Type 2) (contracts).

     The accompanying financial statements include only the policyholder deposits applicable to the variable portions of the contracts and exclude deposits for fixed dollar benefits, which are included in the general account of the Company.

     The Account is divided into a number of subaccounts from which the policyholder makes elections as to which subaccounts to participate in. The Account may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of an underlying open-end management investment company or unit investment trust (collectively, funds). Those funds include twelve series of the Ultra Series Fund and one series each of the MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, T. Rowe Price International Series, Inc., and Franklin Templeton Variable Insurance Products Trust. Each fund is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.

     Not all subaccounts are currently available as investment options in every contract. In addition, T. Rowe Price International Series, Inc., Ultra Series Fund, MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust have other series in which the Account does not invest. These fund companies may, in the future, create additional series in which the Account may or may not invest.

     The net investment income and the realized and unrealized gains and losses from the assets for each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

     Madison Asset Management, LLC, with which the Company has an alliance, serves as the investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. The Company receives a percentage of the advisory fees charged by the alliance. Prior to June 30, 2009, MEMBERS Capital Advisors, Inc., a wholly-owned subsidiary of the Company, served as the Ultra Series Fund's investment adviser.

     T. Rowe Price International, Inc. serves as the investment adviser to the International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of T. Rowe Price International Series, Inc.

     Massachusetts Financial Services Company (MFS) serves as the investment adviser to the MFS Strategic Income Series and manages its assets in accordance with general policies and guidelines established by the board of trustees of MFS(R) Variable Insurance Trust(SM).

     Oppenheimer Funds, Inc. serves as the investment adviser to the Oppenheimer High Income Fund/VA and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Oppenheimer Variable Account Funds.

     Templeton Asset Management Ltd. serves as the investment adviser to the Franklin Templeton Developing Markets Securities Fund and manages its assets and makes its investments decisions in accordance with general policies and guidelines established by the board of trustees of the Franklin Templeton Variable Insurance Products Trust.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Fund Mergers

     Effective as of May 1, 2010, as a result of the merger of certain funds, the Ultra Series Mid Cap Growth Class I, Ultra Series Small Cap Growth Class I and the Ultra Series Global Securities Class I Subaccounts merged into the then existing Ultra Series Mid Cap Value Class I, Ultra Series Small Cap Value Class I and the Ultra Series International Stock Class I Subaccounts, respectively. Subsequently, the Ultra Series Mid Cap Value and the Ultra Series Small Cap Value Subaccounts changed their names to the Ultra Series Mid Cap and the Ultra Series Small Cap Subaccounts, respectively.

     The merger was effected by redeeming the units of the replaced funds, transferring the assets of the replaced funds to the respective surviving merged funds and issuing additional units of the surviving merged fund.
     For each unit previously held in the replaced funds new units were issued in the surviving merged fund in accordance with the conversion ratios shown below:

--------------------------------------------------------------------------------
ULTRA SERIES FUNDS                                    TYPE I           TYPE II
--------------------------------------------------------------------------------
Mid Cap.........................................    1.00000000        0.81997836
Small Cap.......................................             -        0.68357805
International Stock.............................             -        0.89227753
--------------------------------------------------------------------------------

     At May 1, 2010 the net assets of Ultra Series Mid Cap Growth Class I, Ultra Series Small Cap Growth Class I and the Ultra Series Global Securities Class I Subaccounts were $5,284,550, $32,008 and $818,367, respectively. Such amounts are included in the Payments Received from Contractholders in the accompanying Statement of Changes in Net Assets of the Ultra Series Mid Cap, the Ultra Series Small Cap, and the Ultra Series International Stock Class I Subaccounts, respectively. Accordingly, the operating performance of the replaced funds prior to May 1, 2010 are not included in the accompanying Statements of Operations. The number of units redeemed as part of the merger by the Ultra Series Mid Cap Growth Class I, Ultra Series Small Cap Growth Class I and the Ultra Series Global Securities Class I Subaccounts was 768,163, 4,782 and 49,185, respectively.

     The net assets of the surviving merged subaccount prior to and after the merger and the units issued by the surviving subaccount to the contractholders of the replaced subaccounts were as follows:

-------------------------------------------------------------------------------------------------
                               PRIOR NET ASSETS            COMBINED NET ASSETS
ULTRA SERIES FUNDS       EFFECTIVE AS OF MAY 1, 2010   EFFECTIVE AS OF MAY 1, 2010   UNITS ISSUED
-------------------------------------------------------------------------------------------------
Mid Cap................                   $5,284,550                   $16,872,369        720,711
Small Cap..............                       32,008                       125,743          3,268
International Stock....                      818,367                     2,904,531         43,884
-------------------------------------------------------------------------------------------------

(2)  SIGNIFICANT ACCOUNTING POLICIES

     Investment Valuation

     Investments in shares of the funds are stated at fair value, which is based on the net asset value per share as determined by the funds. Transactions are recorded on the trade date. Realized gains and losses from security transactions are determined using cost calculated on an average cost basis. Income from dividends and gains from realized gain distributions from each fund are recorded on the ex-dividend date and are reinvested in the same fund.

     Federal Income Taxes

     The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under current

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     provisions of the IRC the Company does not expect to incur federal income taxes on recorded earnings or the realized capital gains attributed to the Account to the extent these earnings are credited to the contracts. Accordingly, no charge for income tax is currently recorded. If such taxes are incurred by the Company in the future, a charge to the Account may be assessed.

     In September 2008, the Company determined that the assets of the Ultra Series Money Market Fund (the Fund) failed the diversification test set forth in Section 817(h) of the IRC. The Company undertook corrective actions to adequately diversify the Fund's assets and satisfy the IRC 817(h) requirements effective September 30, 2008. The Company has filed a closing agreement request with the Internal Revenue Service in accordance with published procedures which serve to resolve the issue for all Federal income tax purposes for the Company and its affected policyholders. It is expected that a payment will be made by the Company to the IRS along with the closing agreement. The cost of this payment will be borne by the Company.

     Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)  FEES AND CHARGES

     Policy Charges

     In addition to charges for state taxes, which reduce premiums prior to the allocation of net premiums to the subaccounts of the Account, the following charges may be deducted by the Company by redeeming an appropriate number of units for each policy.

     ADMINISTRATIVE FEE: The Company has primary responsibility for the administration of the Account and the policies issued. As reimbursement for these expenses, the Company may assess each policy a monthly administrative fee. This fee on an annual basis is $0.45 per $1,000 of the amount specified in the policy for the first ten policy years. This fee is not assessed after ten policy years. These charges are included in Contract Charges and Fees on the accompanying Statement of Changes in Net Assets.

     SURRENDER CHARGES: For the Type 1 product, the sales and administrative expenses incurred when a policy is issued are deferred (Deferred Charges) until the policy is surrendered. Such charges are not collected at all if the policy is held for nine years, or if the insured dies during the first ten years. In no instance will the charge exceed 30 percent of the lesser of premiums paid or the Guideline Annual Premium (as defined under the Investment Company Act of 1940) of the policy.

     For the Type 2 product, in the event a contractholder surrenders a policy prior to nine years the contractholder is assessed a contractual surrender charge to compensate the Company for certain sales and administrative expenses. Any such surrender charges are included in Contract Charges and Fees in the accompanying Statement of Changes in Net Assets. The surrender charges are deducted from the payout in the event of a complete surrender of the policy during the first nine policy years; there is no surrender charge after nine policy years. Should there be a change of a specified amount, surrender charges are deducted from the payout for the first nine years following the change. There are no surrender charges after nine years following the change to a specified amount. In the event a contractholder surrenders a policy prior to nine years the contractholder is assessed a contractual surrender charge to compensate the Company for certain sales and administrative expenses. Any such surrender charges are included in Contract Charges and Fees in the accompanying Statement of Changes in Net Assets.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     POLICY FEE: The Company incurs first-year expenses upon issue of a policy, and assesses each policy a monthly policy fee in the amount of $6 per month ($3 per month for issue ages 0-19 for the Type I product only) to recover these expenses. These charges are included in Contract Charges and Fees in the accompanying Statement of Changes in Net Assets.

     COST OF INSURANCE AND ADDITIONAL BENEFITS PROVIDED: The Company is responsible for providing the insurance benefits provided in the policy. The cost of insurance is determined each month based upon the applicable cost of insurance rates and the net amount at risk. The cost of insurance can vary from month to month since the determination of both the insurance rate and the net amount at risk depends upon a number of variables such as the death benefit option, the amount specified in the policy, and the cash value, all as described in the Account's prospectus. Several riders are available on the contracts that provide additional benefits, including Children's Insurance, Guaranteed Insurability, Accidental Death Benefit, Other Insured Term Rider, and Disability Waiver of Deductions or Premium which can also impact the cost of insurance. The cost of insurance is charged each month to the contractholder's balance and is included in Contract Charges and Fees in the accompanying Statement of Changes in Net Assets.

     Account Charges

     MORTALITY AND EXPENSE CHARGE: The Company levies a daily mortality and expense risk charge to the Account at an annual rate of 0.90% of the average daily net asset value of the Account. These charges are levied by the Company in return for its assumption of risks associated with mortality experience or excess administrative expenses in connection with policies issued. These charges, which are assessed to each contractholder balance, are included in the Mortality and Expense Charges in the accompanying Statement of Operations.

(4)  FAIR VALUE MEASUREMENT

     The Account follows the provisions of Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (FASB ASC 820), which defines fair value, establishes a framework for measuring fair value under GAAP, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and enhances disclosures about fair value measurements. FASB ASC 820 provides guidance on how to measure fair value when required under existing accounting standards.

     The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Account has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

     o Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Account has the ability to access at the measurement date (for example, U.S. Government securities and active exchange-traded equity securities).

     o Level 2: Inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means, (for example, certain corporate and municipal bonds and certain preferred stocks).

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     o Level 3: Inputs are unobservable inputs reflecting the Account's estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, (for example, certain structured securities and privately held investments).

     The hierarchy requires the use of market observable information when available for assessing fair value. The following table summarizes the Account's assets that are measured at fair value on a recurring basis as of December 31, 2010. All of the Account's assets consist of mutual funds that have daily quoted net asset values at which the Account could transact. There were not transfers between levels in 2010.

---------------------------------------------------------------------------
ASSETS, AT FAIR VALUE                  LEVEL 2                  TOTAL
---------------------------------------------------------------------------
Investments in funds .........    $    198,146,107        $     198,146,107
Total assets .................    $    198,146,107        $     198,146,107

     There were no Level 3 investments in the Account; therefore, a Level 3 roll-forward table has not been provided.

(5)  PURCHASES AND SALES OF INVESTMENTS

     The cost of purchases and proceeds from sales of investments in the various subaccounts for the period ended December 31, 2010, were as follows:

-----------------------------------------------------------------------------------------
                                                       PURCHASES               SALES
-----------------------------------------------------------------------------------------
Conservative Allocation Fund......................  $        33,668       $        16,018
Moderate Allocation Fund..........................          394,202               121,183
Aggressive Allocation Fund........................          135,429                75,402
Money Market Fund.................................          768,849             1,629,505
Bond Fund.........................................          817,314             1,827,213
High Income Fund..................................          144,720               285,397
Diversified Income Fund...........................        2,927,841             7,086,948
Large Cap Value Fund..............................        2,407,802             7,137,182
Large Cap Growth Fund.............................        1,154,731             4,446,577
Mid Cap Fund......................................       11,941,864             1,979,860
Small Cap Fund....................................           47,661                50,817
International Stock Fund..........................          985,407               403,802
Strategic Income Series...........................           28,398                33,717
Oppenhiemer High Income Fund......................            4,584                38,941
T. Rowe Price International Stock Portfolio.......          377,599               857,583
Templeton Developing Markets Securities Fund......              657                 5,842

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(6)  CHANGES IN UNITS OUTSTANDING

     The changes in units outstanding for the years ended December 31, 2009 and December 31, 2010 were as follows:

----------------------------------------------------------------------------------------------------------------------
                                                             CONSERVATIVE ALLOCATION             MODERATE ALLOCATION
                                                                    SUBACCOUNT                      SUBACCOUNT
                                                            -------------------------       --------------------------
                                                              TYPE 1*         TYPE 2          TYPE 1*         TYPE 2
----------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 2008...............               -          44,539               -         199,371
Units issued.........................................               -           7,574               -          61,719
Units redeemed.......................................               -         (24,201)              -         (31,671)
                                                            ---------      ----------       ---------      ----------
Units outstanding at December 31, 2009...............               -          27,912               -         229,419
Units issued.........................................               -           4,730               -          67,088
Units redeemed.......................................               -          (3,809)              -         (41,262)
                                                            ---------      ----------       ---------      ----------
Units outstanding at December 31, 2010...............               -          28,833               -         255,245
                                                            =========      ==========       =========      ==========

----------------------------------------------------------------------------------------------------------------------
                                                              AGGRESSIVE ALLOCATION                 MONEY MARKET
                                                                    SUBACCOUNT                       SUBACCOUNT
                                                            -------------------------       --------------------------
                                                              TYPE 1*        TYPE 2           TYPE 1          TYPE 2
----------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 2008...............               -          69,727          86,328         478,186
Units issued.........................................               -          31,833          56,338          47,223
Units redeemed.......................................               -         (19,482)        (67,761)       (187,798)
                                                            ---------      ----------       ---------      ----------
Units outstanding at December 31, 2009...............               -          82,078          74,905         337,611
Units issued.........................................               -          30,335          27,178          42,208
Units redeemed.......................................               -         (23,142)        (38,131)        (88,984)
                                                            ---------      ----------       ---------      ----------
Units outstanding at December 31, 2010...............               -          89,271          63,952         290,835
                                                            =========      ==========       =========      ==========

----------------------------------------------------------------------------------------------------------------------
                                                                       BOND                          HIGH INCOME
                                                                    SUBACCOUNT                        SUBACCOUNT
                                                            -------------------------       --------------------------
                                                              TYPE 1          TYPE 2          TYPE 1*         TYPE 2
----------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 2008...............         150,832         359,115               -         113,631
Units issued.........................................          16,152         151,568               -          70,200
Units redeemed.......................................         (23,559)       (217,500)              -         (80,961)
                                                            ---------      ----------       ---------      ----------
Units outstanding at December 31, 2009...............         143,425         293,183               -         102,870
Units issued.........................................          13,478         139,956               -          61,443
Units redeemed.......................................         (29,176)       (179,633)              -         (76,444)
                                                            ---------      ----------       ---------      ----------
Units outstanding at December 31, 2010...............         127,727         253,506               -          87,869
                                                            =========      ==========       =========      ==========
----------------------------------------------------------------------------------------------------------------------
                                                                DIVERSIFIED INCOME                LARGE CAP VALUE
                                                                    SUBACCOUNT                      SUBACCOUNT
                                                            -------------------------        --------------------------
                                                              TYPE 1          TYPE 2          TYPE 1          TYPE 2
----------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 2008...............         920,689        744,860          813,233       1,021,512
Units issued.........................................          79,441        189,681           88,796         475,132
Units redeemed.......................................        (176,108)      (266,386)        (159,584)       (547,509)
                                                            ---------      ---------        ---------      ----------
Units outstanding at December 31, 2009...............         824,022        668,155          742,445         949,135
Units issued.........................................          68,208        177,277           76,032         424,655
Units redeemed.......................................        (150,423)      (234,165)        (137,143)       (533,485)
                                                            ---------      ---------        ---------      ----------
Units outstanding at December 31, 2010...............         741,807        611,267          681,334         840,305
                                                            =========      =========        =========      ==========

----------------------------------------------------------------------------------------------------------------------
                                                                 LARGE CAP GROWTH                      MID CAP
                                                                    SUBACCOUNT                       SUBACCOUNT
                                                            -------------------------       --------------------------
                                                              TYPE 1          TYPE 2          TYPE 1          TYPE 2
----------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 2008...............       1,008,399        923,061          548,649          305,796
Units issued.........................................         112,604        387,145           80,928          193,382
Units redeemed.......................................        (202,980)      (470,365)        (117,053)        (220,159)
                                                            ---------      ---------        ---------       ----------
Units outstanding at December 31, 2009...............         918,023        839,841          512,524          279,019
Units issued.........................................          96,197        326,838          566,015          787,604
Units redeemed.......................................        (174,665)      (432,036)        (601,059)        (618,576)
                                                            ---------      ---------        ---------       ----------
Units outstanding at December 31, 2010...............         839,555        734,643          477,480          448,047
                                                            =========      =========        =========       ==========

----------------------------------------------------------------------------------------------------------------------
                                                                     SMALL CAP                  INTERNATIONAL STOCK
                                                                    SUBACCOUNT                      SUBACCOUNT
                                                            -------------------------       --------------------------
                                                              TYPE 1*         TYPE 2          TYPE 1*         TYPE 2
----------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 2008...............               -          7,323                -          121,271
Units issued.........................................               -         16,756                -           96,548
Units redeemed.......................................               -        (13,935)               -         (103,425)
                                                            ---------      ---------        ---------       ----------
Units outstanding at December 31, 2009...............               -         10,144                -          114,394
Units issued.........................................               -         20,631                -          163,491
Units redeemed.......................................               -        (20,664)               -         (133,212)
                                                            ---------      ---------        ---------       ----------
Units outstanding at December 31, 2010...............               -         10,111                -          144,673
                                                            =========      =========        =========       ==========

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------
                                                                     STRATEGIC                      OPPENHEIMER
                                                                      INCOME                        HIGH INCOME
                                                                    SUBACCOUNT                       SUBACCOUNT
                                                            -------------------------       --------------------------
                                                              TYPE 1          TYPE 2          TYPE 1*        TYPE 2
----------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 2008..............           31,864            370                -           28,988
Units issued........................................              253              -                -                -
Units redeemed......................................           (2,014)           (35)               -           (3,669)
                                                            ---------      ---------        ---------       ----------
Units outstanding at December 31, 2009..............           30,103            335                -           25,319
Units issued........................................                5              -                -                -
Units redeemed......................................           (1,301)          (176)               -          (10,273)
                                                            ---------      ---------        ---------       ----------
Units outstanding at December 31, 2010..............           28,807            159                -           15,046
                                                            =========      =========        =========       ==========

----------------------------------------------------------------------------------------------------------------------
                                                                   T. ROWE PRICE                TEMPLETON DEVELOPING
                                                                INTERNATIONAL STOCK              MARKETS SECURITIES
                                                                    SUBACCOUNT                      SUBACCOUNT
                                                            -------------------------       --------------------------
                                                              TYPE 1          TYPE 2          TYPE 1*         TYPE 2
----------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 2008..............          500,624         41,647                -            2,815
Units issued........................................           56,838            116                -                -
Units redeemed......................................         (105,394)       (10,089)               -             (567)
                                                            ---------      ---------        ---------       ----------
Units outstanding at December 31, 2009..............          452,068         31,674                -            2,248
Units issued........................................           46,505              -                -                -
Units redeemed......................................          (76,416)        (3,464)               -             (274)
                                                            ---------      ---------        ---------       ----------
Units outstanding at December 31, 2010..............          422,157         28,210                -            1,974
                                                            =========      =========        =========       ==========

* This subaccount is not available in this product type.

(7) FINANCIAL HIGHLIGHTS

    The following table displays financial highlights for the product types in each subaccount for each of the five years in the period ended December 31, 2010. In certain instances fewer years are presented since the subaccount was not available for the entire five year period.

---------------------------------------------------------------------------------------------------------------------------------
                                                                       CONSERVATIVE ALLOCATION SUBACCOUNT
                                                     2010               2009                2008                  2007
                                               ----------------   ----------------    ----------------     -------------------
                                               TYPE 1*   TYPE 2   TYPE 1*   TYPE 2    TYPE 1*   TYPE 2     TYPE 1*   TYPE 2***
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:
  Beginning of period ......................        -     $9.44        -     $8.16         -    $10.03          -       $10.00
  End of period ............................        -    $10.14        -     $9.44         -     $8.16          -       $10.03
Net assets at end of period (000's) ........        -      $292        -      $264         -      $363          -         $449
Units outstanding at end of period (000's)..        -        29        -        28         -        45          -           45
Total return (1) ...........................        -     7.42%        -     15.69%        -    (18.64%)        -         0.30%**
Investment income ratio (2) ................        -     4.12%        -      3.00%        -      2.40%         -         3.98%
Expense ratio (3) ..........................        -     0.90%        -      0.90%        -      0.90%         -         0.90%

---------------------------------------------------------------------------------------------------------------------------------
                                                                          MODERATE ALLOCATION SUBACCOUNT
                                                     2010               2009                2008                  2007
                                               ----------------   ----------------    ----------------     -------------------
                                               TYPE 1*   TYPE 2   TYPE 1*   TYPE 2    TYPE 1*   TYPE 2     TYPE 1*   TYPE 2***
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:
  Beginning of period.......................        -     $8.30         -    $6.94         -    $10.04          -       $10.00
  End of period.............................        -     $9.06         -    $8.30         -     $6.94          -       $10.04
Net assets at end of period (000's).........        -    $2,313         -   $1,904         -    $1,384          -       $1,208
Units outstanding at end of period (000's)..        -       255         -      229         -       199          -          120
Total return (1)............................        -      9.16%        -    19.60%        -    (30.88%)        -         0.40%**
Investment income ratio (2).................        -      3.29%        -     2.42%        -      2.04%         -         2.67%
Expense ratio (3)...........................        -      0.90%        -     0.90%        -      0.90%         -         0.90%

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                       AGGRESSIVE ALLOCATION SUBACCOUNT
                                                     2010               2009                2008                  2007
                                               ----------------   ----------------    ----------------     -------------------
                                               TYPE 1*   TYPE 2   TYPE 1*   TYPE 2    TYPE 1*   TYPE 2     TYPE 1*   TYPE 2***
----------------------------------------------------------------------------------------------------------------------------------
Unit Value:
  Beginning of period.......................        -     $7.35        -     $5.80         -     $9.93          -       $10.00
  End of period.............................        -     $8.10        -     $7.35         -     $5.80          -        $9.93
Net assets at end of period (000's).........        -      $723        -      $603         -      $404          -         $244
Units outstanding at end of period (000's)..        -        89        -        82         -        70          -           47
Total return (1)............................        -     10.20%       -     26.72%        -    (41.59%)        -        (0.70%)**
Investment income ratio (2).................        -      1.78%       -      1.53%        -      0.80%         -         2.22%
Expense ratio (3)...........................        -      0.90%       -      0.90%        -      0.90%         -         0.90%

----------------------------------------------------------------------------------------------------------------------------
                                                                  MONEY MARKET SUBACCOUNT
                                      2010                2009                2008              2007              2006
                                ----------------    ----------------    ---------------   ---------------   ----------------
                                Type 1    Type 2    Type 1    Type 2    Type 1   Type 2   Type 1   Type 2   Type 1   Type 2
----------------------------------------------------------------------------------------------------------------------------
Unit Value:
  Beginning of period.........  $23.74    $11.88    $23.96    $11.98    $23.76   $11.88   $22.89   $11.45   $22.10   $11.05
  End of period...............  $23.53    $11.77    $23.74    $11.88    $23.96   $11.98   $23.76   $11.88   $22.89   $11.45
Net assets at end of
  period (000's)..............  $1,505    $3,423    $1,777    $4,011    $2,068   $5,730   $1,969   $3,492   $1,800   $3,936
Units outstanding at
  end of period (000's).......      64       291        75       338        86      478       83      294       79      344
Total return (1)..............   (0.88%)   (0.93%)   (0.92%)   (0.83%)    0.84%    0.84%    3.80%    3.76%    3.57%    3.62%
Investment income ratio (2)...    0.00%     0.00%     0.00%     0.00%     1.66%    1.66%    4.54%    4.54%    4.38%    4.38%
Expense ratio (3).............    0.90%     0.90%     0.90%     0.90%     0.90%    0.90%    0.90%    0.90%    0.90%    0.90%

----------------------------------------------------------------------------------------------------------------------------
                                                                         BOND SUBACCOUNT
                                      2010                2009                2008              2007              2006
                                ----------------    ----------------    ---------------   ---------------   ----------------
                                Type 1    Type 2    Type 1    Type 2    Type 1   Type 2   Type 1   Type 2   Type 1   Type 2
----------------------------------------------------------------------------------------------------------------------------
Unit Value:
  Beginning of period.........  $42.18    $15.19    $39.96    $14.39    $39.20   $14.12   $37.65   $13.56   $36.53   $13.15
  End of period...............  $44.27    $15.94    $42.18    $15.19    $39.96   $14.39   $39.20   $14.12   $37.65   $13.56
Net assets at end of
  period (000's)..............  $5,656    $4,041    $6,049    $4,453    $6,027   $5,168   $6,436   $5,233   $6,146   $5,115
Units outstanding at
  end of period (000's).......     128       254       143       293       151      359      164      371      163      377
Total return (1)..............    4.95%     4.94%     5.56%     5.56%     1.94%    1.91%    4.12%    4.13%    3.07%    3.12%
Investment income ratio (2)...    3.91%     3.91%     4.24%     4.24%     5.02%    5.02%    4.04%    4.04%    4.49%    4.49%
Expense ratio (3).............    0.90%     0.90%     0.90%     0.90%     0.90%    0.90%    0.90%    0.90%    0.90%    0.90%

----------------------------------------------------------------------------------------------------------------------------
                                                                   HIGH INCOME SUBACCOUNT
                                      2010                2009                2008              2007              2006
                                ----------------    ----------------    ---------------   ---------------   ----------------
                                Type 1*   Type 2    Type 1*   Type 2    Type 1*  Type 2   Type 1*  Type 2   Type 1*  Type 2
----------------------------------------------------------------------------------------------------------------------------
Unit Value:
  Beginning of period.........       -    $14.70         -    $11.04         -   $13.07        -   $12.92        -   $11.93
  End of period...............       -    $16.28         -    $14.70         -   $11.04        -   $13.07        -   $12.92
Net assets at end of
  period (000's)..............       -    $1,430         -    $1,512         -   $1,255        -   $1,681        -   $1,704
Units outstanding at
  end of period (000's).......       -        88         -       103         -      114        -      129        -      132
Total return (1)..............       -     10.75%        -     33.15%        -   (15.53%)      -     1.16%       -     8.30%
Investment income ratio (2)...       -      7.24%        -      7.92%        -     8.50%       -     7.85%       -     7.68%
Expense ratio (3).............       -      0.90%        -      0.90%        -     0.90%       -     0.90%       -     0.90%

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------
                                                                DIVERSIFIED INCOME SUBACCOUNT
                                    2010                2009                2008                2007                2006
                              ----------------    ----------------    ----------------    ----------------    ----------------
                              Type 1    Type 2    Type 1    Type 2    Type 1    Type 2    Type 1    Type 2     Type 1   Type 2
------------------------------------------------------------------------------------------------------------------------------
Unit Value:
  Beginning of period........  $57.47   $11.76     $52.36   $10.71     $60.91   $12.46     $59.96   $12.27     $55.01   $11.25
  End of period..............  $63.82   $13.06     $57.47   $11.76     $52.36   $10.71     $60.91   $12.46     $59.96   $12.27
Net assets at end of
  period (000's)............. $47,336   $7,983    $47,354   $7,858    $48,213   $7,977    $59,839  $10,599    $63,829  $10,961
Units outstanding at
  end of period (000's)......     742      611        824      668        921      745        982      851      1,065      893
Total return (1).............   11.04%   11.05%      9.76%    9.80%    (14.04%) (14.04%)     1.58%    1.55%      9.00%    9.07%
Investment income ratio (2)..    3.56%    3.56%      4.10%    4.10%      4.69%    4.69%      4.08%    4.08%      2.58%    2.58%
Expense ratio (3)............    0.90%    0.90%      0.90%    0.90%      0.90%    0.90%      0.90%    0.90%      0.90%    0.90%

------------------------------------------------------------------------------------------------------------------------------
                                                                 LARGE CAP VALUE SUBACCOUNT
                                    2010               2009                2008                 2007                2006
                              ----------------   ----------------   ------------------   ------------------   ----------------
                              Type 1    Type 2   Type 1    Type 2   Type 1      Type 2   Type 1      Type 2   Type 1    Type 2
------------------------------------------------------------------------------------------------------------------------------
Unit Value:
  Beginning of period........  $71.74    $8.82    $61.98    $7.62    $97.72     $12.01    $98.02     $12.05    $82.03   $10.08
  End of period..............  $77.00    $9.46    $71.74    $8.82    $61.98      $7.62    $97.72     $12.01    $98.02   $12.05
Net assets at end of
  period (000's)............. $52,463   $7,949   $53,264   $8,371   $50,406     $7,784   $84,666    $15,796   $93,469  $14,908
Units outstanding at
  end of period (000's)......     681      840       742      949       813      1,022       866      1,315       954    1,237
Total return (1).............    7.33%    7.26%    15.75%   15.75%   (36.57%)   (36.55%)   (0.31%)    (0.33%)   19.49%   19.54%
Investment income ratio (2)..    1.95%    1.95%     2.27%    2.27%     2.56%      2.56%     1.91%      1.91%     1.87%    1.87%
Expense ratio (3)............    0.90%    0.90%     0.90%    0.90%     0.90%      0.90%     0.90%      0.90%     0.90%    0.90%

------------------------------------------------------------------------------------------------------------------------------
                                                                 LARGE CAP GROWTH SUBACCOUNT
                                    2010               2009                2008                 2007                2006
                              ----------------   ----------------   ------------------   ------------------   ----------------
                              Type 1    Type 2   Type 1    Type 2   Type 1      Type 2   Type 1      Type 2   Type 1    Type 2
------------------------------------------------------------------------------------------------------------------------------
Unit Value:
  Beginning of period........  $28.44    $9.33    $20.80    $6.82    $33.43     $10.96    $30.02      $9.85    $28.07    $9.21
  End of period..............  $31.61   $10.37    $28.44    $9.33    $20.80      $6.82    $33.43     $10.96    $30.02    $9.85
Net assets at end of
  period (000's)............. $26,535   $7,618   $26,112   $7,836   $20,977     $6,295   $35,712    $10,668   $34,069   $9,925
Units outstanding at
  end of period (000's)......     840      735       918      840     1,008        923     1,068        973     1,135    1,008
Total return (1).............   11.15%   11.15%    36.73%   36.80%   (37.78%)   (37.77%)   11.36%     11.27%     6.95%    6.95%
Investment income ratio (2)..    0.57%    0.57%     0.72%    0.72%     0.68%      0.68%     0.35%      0.35%     0.37%    0.37%
Expense ratio (3)............    0.90%    0.90%     0.90%    0.90%     0.90%      0.90%     0.90%      0.90%     0.90%    0.90%

------------------------------------------------------------------------------------------------------------------------------
                                                                         MID CAP SUBACCOUNT^
                                    2010               2009                2008                 2007                2006
                              ----------------   ----------------   ------------------   ------------------   ----------------
                              Type 1    Type 2   Type 1    Type 2   Type 1      Type 2   Type 1      Type 2   Type 1    Type 2
------------------------------------------------------------------------------------------------------------------------------
Unit Value:
  Beginning of period........ $13.90    $16.95    $9.52    $11.61   $18.10      $22.06    $16.84    $20.54     $15.25   $18.60
  End of period.............. $16.55    $20.18   $13.90    $16.95    $9.52      $11.61    $18.10    $22.06     $16.84   $20.54
Net assets at end of
  period (000's)............. $7,902    $9,043   $7,124    $3,878   $5,225      $2,911   $10,852    $5,771    $10,761   $5,615
Units outstanding at
  end of period (000's)......    477       448      513       279      549         306       600       319        639      333
Total return (1).............  19.06%    19.06%   46.01%    46.01%  (47.40%)    (47.37%)    7.48%     7.42%     10.43%   10.43%
Investment income ratio (2)..   0.45%     0.45%    0.00%     0.00%    0.09%       0.09%     0.00%     0.00%      0.00%    0.00%
Expense ratio (3)............   0.90%#    0.90%    0.90%     0.90%    0.90%       0.90%     0.90%     0.90%      0.90%    0.90%

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                             SMALL CAP SUBACCOUNT^
                                                    2010                 2009                 2008                   2007
                                             ------------------   -----------------    -----------------    ----------------------
                                             Type 1*     Type 2   Type 1*    Type 2    Type 1*    Type 2    Type 1*     Type 2***
----------------------------------------------------------------------------------------------------------------------------------
Unit Value:
  Beginning of period.......................       -      $8.49         -     $6.51          -      $8.83         -     $10.00
  End of period.............................       -     $10.67         -     $8.49          -      $6.51         -      $8.83
Net assets at end of period (000's).........       -       $108         -       $86          -        $48         -        $20
Units outstanding at end of period (000's)..       -         10         -        10          -          7         -          2
Total return (1)............................       -      25.68%        -     30.41%         -     (26.27%)       -     (11.70%)**
Investment income ratio (2).................       -       0.65%        -      0.65%         -       0.85%        -       1.38%
Expense ratio (3)...........................       -       0.90%        -      0.90%         -       0.90%        -       0.90%

------------------------------------------------------------------------------------------------------------------------------
                                                                    INTERNATIONAL STOCK SUBACCOUNT^
                                    2010               2009                2008                 2007                2006
                              ----------------   ----------------   ------------------   ------------------   ----------------
                              Type 1*   Type 2   Type 1*   Type 2   Type 1*     Type 2   Type 1*     Type 2   Type 1*   Type 2
------------------------------------------------------------------------------------------------------------------------------
Unit Value:
  Beginning of period........      -    $18.88        -    $14.90        -      $24.49        -     $22.18         -    $18.02
  End of period..............      -    $20.04        -    $18.88        -      $14.90        -     $24.49         -    $22.18
Net assets at end of
  period (000's).............      -    $2,899        -    $2,160        -      $1,806        -     $4,809         -    $2,687
Units outstanding at
  end of period (000's)......      -       145        -       114        -         121        -        196         -       121
Total return (1).............      -      6.14%       -     26.71%       -      (39.16%)      -      10.41%        -     23.09%
Investment income ratio (2)..      -      2.74%       -      2.12%       -        1.59%       -       3.03%        -      1.56%
Expense ratio (3)............      -      0.90%       -      0.90%       -        0.90%       -       0.90%        -      0.90%

-------------------------------------------------------------------------------------------------------------------------------
                                                                 STRATEGIC INCOME SUBACCOUNT
                                     2010                2009                2008                2007                2006
                               ----------------    ----------------    ----------------    ----------------    ----------------

                               TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2
-------------------------------------------------------------------------------------------------------------------------------
Unit Value:
  Beginning of period ........ $18.96    $15.95    $15.40    $12.95    $17.66    $14.86    $17.19    $14.46    $16.26    $13.68
  End of period .............. $20.69    $17.45    $18.96    $15.95    $15.40    $12.95    $17.66    $14.86    $17.19    $14.46
Net assets at end of
  period (000's) .............   $596        $3      $571        $5      $491        $5      $596        $7      $608       $12
Units outstanding at end of
  period (000's) .............     29       0.5        30       0.5        32       0.5        34         1        35         1
Total return (1) .............   9.12%     9.40%    23.12%    23.17%   (12.80%)  (12.85%)    2.73%     2.77%     5.72%     5.70%
Investment income ratio (2) ..   4.83%     4.83%     9.94%     9.94%     6.27%     6.27%     4.79%     4.79%     5.24%     5.24%
Expense ratio (3) ............   0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%

-------------------------------------------------------------------------------------------------------------------------------
                                                              OPPENHEIMER HIGH INCOME SUBACCOUNT
                                     2010                2009                2008                2007                2006
                               ----------------    ----------------    ----------------    ----------------    ----------------

                               TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2
-------------------------------------------------------------------------------------------------------------------------------
Unit Value:
  Beginning of period ........      -     $3.54         -     $2.85         -    $13.50         -    $13.64         -    $12.58
  End of period ..............      -     $4.03         -     $3.54         -     $2.85         -    $13.50         -    $13.64
Net assets at end of
  period (000's)..............      -       $61         -       $90         -       $83         -      $471         -      $614
Units outstanding at end of
  period (000's) .............      -        15         -        25         -        29         -        35         -        45
Total return (1) .............      -     13.84%        -     24.21%        -    (78.89%)       -     (1.03%)       -      8.43%
Investment income ratio (2) ..      -      6.49%        -      0.00%        -      7.85%        -      7.44%        -      7.55%
Expense ratio (3) ............      -      0.90%        -      0.90%        -      0.90%        -      0.90%        -      0.90%

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

-------------------------------------------------------------------------------------------------------------------------------
                                                         T. ROWE PRICE INTERNATIONAL STOCK SUBACCOUNT
                                     2010                2009                2008                2007                2006
                               ----------------    ----------------    ----------------    ----------------    ----------------

                               TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2
-------------------------------------------------------------------------------------------------------------------------------
Unit Value:
  Beginning of period ........ $16.20     $9.80    $10.72     $6.49    $21.10    $12.77    $18.83    $11.40    $15.95     $9.66
  End of period .............. $18.37    $11.12    $16.20     $9.80    $10.72     $6.49    $21.10    $12.77    $18.83    $11.40
Net assets at end of
  period (000's).............. $7,757      $314    $7,323      $310    $5,369      $270   $10,779      $614   $10,117      $688
Units outstanding at end of
  period (000's)                  422        28       452        32       501        42       511        48       537        60
Total return (1) .............  13.40%    13.47%    51.12%    51.00%   (49.19%)  (49.18%)   12.06%    12.02%    18.06%    18.01%
Investment income ratio (2) ..   0.94%     0.94%     2.62%     2.62%     1.81%     1.81%     1.40%     1.40%     1.20%     1.20%
Expense ratio (3) ............   0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%

-------------------------------------------------------------------------------------------------------------------------------
                                                      TEMPLETON DEVELOPING MARKETS SECURITIES SUBACCOUNT
                                     2010                2009                2008                2007                2006
                               ----------------    ----------------    ----------------    ----------------    ----------------

                               TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2
-------------------------------------------------------------------------------------------------------------------------------
Unit Value:
   Beginning of period .......      -    $19.67         -    $11.50         -    $24.53         -    $19.22         -    $15.14
   End of period .............      -    $22.92         -    $19.67         -    $11.50         -    $24.53         -    $19.22
Net assets at end of
  period (000's) .............      -       $45         -       $44         -       $32         -       $80         -       $90
Units outstanding at end of
   period (000's) ............      -         2         -         2         -         3         -         3         -         5
Total return (1) .............      -     16.52%        -     71.04%        -    (53.12%)       -     27.63%        -     26.95%
Investment income ratio (2) ..      -      1.62%        -      4.44%        -      2.48%        -      2.17%        -      1.18%
Expense ratio (3) ............      -      0.90%        -      0.90%        -      0.90%        -      0.90%        -      0.90%

-------------------------

(1) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The effective date is the date the subaccount first was available as an investment option. See symbol notations below.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(3) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

*    This is not available in this subaccount.

**   Not annualized.

*** The VUL products added this investment option on May 1, 2007, with all subaccounts starting with a $10.00 unit price.

^ Effective as of May 1, 2010 the Ultra Series Mid Cap Growth Class I, Ultra Series Small Cap Growth Class I and the Ultra Series Global Securities Class I Subaccounts reorganized into the Ultra Series Mid Cap Value Class I, Ultra Series Small Cap Value Class I and the Ultra Series International Stock Class I Subaccounts, respectively. Subsequently, the Ultra Series Mid Cap Value and the Ultra Series Small Cap Value Subaccounts changed their names to the Ultra Series Mid Cap and the Ultra Series Small Cap Subaccounts, respectively. The Ultra Series Mid Cap Subaccount's performance prior to May 1, 2010 is based on the accounting predecessor, the Ultra Series Mid Cap Growth Subaccount. The unit value information has been restated to reflect the conversion ratios of 1.0000000 and 0.81997836 for Type I and Type II, respectively. The Ultra Series Small Cap Subaccount's performance prior to May 1, 2010 is based on the predecessor, the Ultra Series Small Cap Value Subaccount. The unit value information has been restated to reflect the conversion ratio of 0.68357805 for Type II. The Ultra Series Global Securities Subaccount's performance prior to May 1, 2010 is based on the predecessor, the Ultra Series International Subaccount. The unit value information has been restated to reflect the conversion ratio of 0.89227753 for Type II.

 [LOGO OF DELOITTE]
 DELOITTE.                                               DELOITTE & TOUCHE LLP
                                                         111 S. wacker Drive
                                                         chicago, IL 60606-4301
                                                         USA

                                                         Tel:+312 486 1000
                                                         Fax:+312 486 1486
                                                         www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of CUNA Mutual Insurance Society and Contract Owners of CUNA Mutual Variable Life Insurance Account:

We have audited the accompanying statement of assets and liabilities of the Conservative Allocation, Moderate Allocation, Aggressive Allocation, Money Market, Bond, High Income, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap, International Stock, Strategic Income, Oppenheimer High Income, T. Rowe Price International Stock, and Templeton Developing Markets Securities Subaccount (the "Subaccount") comprising CUNA Mutual Variable Life Insurance Account (the "Account") of CUNA Mutual Insurance Society as of December 31, 2010, and the related statement of operations for the year then ended, and the statement of changes in net assets for the each of the two years in the period ended December 31, 2010. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the individual Subaccounts comprising CUNA Mutual Variable Life Insurance Account of the CUNA Mutual Insurance Society as of December 31, 2010, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
February 18, 2011

CUNA MUTUAL INSURANCE
SOCIETY AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2010 AND 2009 AND FOR THE
THREE YEARS ENDED DECEMBER 31, 2010
AND INDEPENDENT AUDITORS' REPORT

                                    INDEX TO
                      CONSOLIDATED FINANCIAL STATEMENTS OF
                 CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
--------------------------------------------------------------------------------

Independent Auditors' Report ...........................................................................    1
Consolidated Balance Sheets at December 31, 2010 and 2009 ..............................................    2
Consolidated Statements of Operations for the Years Ended December 31, 2010, 2009 and 2008                  4
Consolidated Statements of Policyholders' Surplus and Comprehensive Income (Loss) for the Years Ended
  December 31, 2010, 2009 and 2008 .....................................................................    5
Consolidated Statements of Cash Flows for the Years Ended December 31, 2010, 2009 and 2008 .............    6
Notes to the Consolidated Financial Statements
  Note 1--Nature of Business ...........................................................................    8
  Note 2--Summary of Significant Accounting Policies ...................................................    8
  Note 3--Investments, Debt Securities .................................................................   21
  Note 3--Investments, Equity Securities ...............................................................   22
  Note 3--Investments, Mortgage Loans ..................................................................   23
  Note 3--Investments, Real Estate .....................................................................   24
  Note 3--Investments, Short-Term Investments ..........................................................   25
  Note 3--Investments, Equity in Unconsolidated Affiliates .............................................   26
  Note 3--Investments, Limited Partnerships ............................................................   26
  Note 3--Investments, Net Investment Income ...........................................................   27
  Note 3--Investments, Net Realized Investment Losses ..................................................   29
  Note 3--Investments, Other-Than-Temporary Investment Impairments .....................................   29
  Note 3--Investments, Net unrealized Investment Gains (Losses) ........................................   32
  Note 3--Investments, Investment Credit Risk ..........................................................   39
  Note 3--Investments, Derivative Financial Instruments ................................................   40
  Note 3--Investments, Embedded Derivatives ............................................................   46
  Note 3--Investments, Fair Value Measurement ..........................................................   46
  Note 3--Investments, Fair Value Option and Student Loans .............................................   55
  Note 3--Investments, Securities on Deposit/Assets Designated .........................................   55
  Note 3--Investments, Asset Restrictions ..............................................................   56
  Note 4--Income Tax ...................................................................................   56
  Note 5--Reinsurance ..................................................................................   61
  Note 6--Deferred Policy Acquisition Costs ............................................................   62
  Note 7--Liability for Claim Reserves .................................................................   63
  Note 8--Benefit Plans ................................................................................   64
  Note 9--Statutory Financial Data and Dividend Restrictions ...........................................   71
  Note 10--Notes Payable ...............................................................................   72
  Note 11--Accumulated Other Comprehensive Income ......................................................   74
  Note 12--Fair Value Measurement of Other Financial Instruments .......................................   75
  Note 13--Commitments and Contingencies ...............................................................   76
  Note 14--Discontinued Operations .....................................................................   78
  Note 15--Acquisition of Controlling and Non-controlling Interests ....................................   81

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

================================================================================

To the Board of Directors of CUNA Mutual Insurance Society and Subsidiaries:

We have audited the accompanying consolidated balance sheets of CUNA Mutual Insurance Society and its subsidiaries (the "Company") as of December 31, 2010 and 2009, and the related consolidated statements of operations, policyholders' surplus and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2010. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the consolidated financial statements of The CUMIS Group Limited and subsidiaries ("CUMIS"), the Company's 87%-owned Canadian subsidiary, which was sold on December 31, 2009 and which was accounted for as a discontinued operation in the accompanying consolidated financials statements as discussed in
Note 14. We also did not audit the financial statements of the Company's 50% equity investment in CMG Mortgage Insurance Company and CMG Mortgage Assurance Company (collectively, "CMG"), which are accounted for under the equity method. The Company's equity investment in CMG's net assets was $103 million and $121 million at December 31, 2010 and 2009, respectively. The Company's equity in the net income (loss) of CMG was ($11) million, ($7) million, and $4 million for the years ended December 31, 2010, 2009, and 2008, respectively. The financial statements of CUMIS and CMG were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the amounts included in the consolidated financial statements for CUMIS and CMG, is based solely on the reports of such other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of the other auditors provide a reasonable basis for our opinion.

In our opinion, based upon our audits and the reports of the other auditors, such financial statements present fairly, in all material respects, the consolidated financial position of CUNA Mutual Insurance Society and subsidiaries at December 31, 2010 and 2009, and the results of their operations and cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 of the consolidated financial statements, the Company changed its method of accounting and reporting for other-than-temporary impairments in 2009.

/s/ Deloitte & Touche LLP

March 30, 2011

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2010 and 2009
(000s omitted)

================================================================================

                                                                                               2009
                             ASSETS                                            2010         (Note 14)
------------------------------------------------------------------------------------------------------
CASH AND INVESTMENTS
  Debt securities, available for sale, at fair value
    (amortized cost 2010 - $7,028,203; 2009 - $6,287,120)                $   7,104,215   $   5,999,152
  Equity securities, available for sale, at fair value
    (amortized cost 2010 - $82,883; 2009 - $181,759)                            79,299         180,366
  Mortgage loans                                                               811,595         755,044
  Real estate, at cost less accumulated depreciation
    (2010 - $38,564; 2009 - $6,445)                                             51,066          15,928
  Real estate held-for-sale, at cost less accumulated depreciation
    (2009 - $26,074)                                                                 -          21,189
  Policy loans                                                                 104,369         104,495
  Short-term investments                                                           994           8,066
  Equity in unconsolidated affiliates                                          105,105         125,829
  Limited partnerships                                                         421,860         353,028
  Other invested assets                                                         60,579          85,266
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                            8,739,082       7,648,363

  Cash and cash equivalents                                                    243,912         346,178
------------------------------------------------------------------------------------------------------
TOTAL CASH AND INVESTMENTS                                                   8,982,994       7,994,541

  Accrued investment income                                                     95,004          80,286
  Premiums receivable, net                                                     123,946         123,898
  Reinsurance recoverables                                                     259,351         230,525
  Receivable from the Federal Crop Insurance Corporation                       260,064         202,937
  Federal income taxes recoverable                                                   -          11,185
  Deferred policy acquisition costs                                            537,657         588,173
  Office properties, equipment and computer software at cost less
    accumulated depreciation (2010 - $314,079; 2009 - $314,921)                160,268         168,746
  Net deferred tax asset                                                       199,149         322,258
  Goodwill and other intangibles, net                                          107,012         108,011
  Other assets and receivables                                                 221,291         303,623
  Assets of discontinued operations                                            223,401         193,274
  Separate account assets                                                    4,215,651       4,049,659
------------------------------------------------------------------------------------------------------
Total assets                                                             $  15,385,788   $  14,377,116
======================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.                   2

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Balance Sheets, continued
December 31, 2010 and 2009
(000s omitted)

================================================================================

                                                                                               2009
              LIABILITIES AND POLICYHOLDERS' SURPLUS                           2010         (Note 14)
------------------------------------------------------------------------------------------------------
LIABILITIES
  Policyholder account balances                                          $   4,723,960   $   4,484,635
  Claim and policy benefit reserves - life and health                        2,460,839       2,297,796
  Loss and loss adjustment expense reserves - property and casualty            496,259         431,140
  Unearned premiums                                                            408,937         439,014
  Notes payable                                                                247,497         113,852
  Dividends payable to policyholders                                            15,289          15,587
  Reinsurance payable                                                          197,600         227,215
  Federal income taxes payable                                                   3,965               -
  Accrued pension and postretirement benefit liability                         221,683         180,241
  Accounts payable and other liabilities                                       348,249         384,925
  Liabilities of discontinued operations                                       168,776         143,617
  Separate account liabilities                                               4,215,651       4,049,659
------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                           13,508,705      12,767,681
------------------------------------------------------------------------------------------------------
COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 13)
POLICYHOLDERS' SURPLUS
  Retained earnings                                                          1,990,081       1,903,352
  Accumulated other comprehensive loss, net
    of tax benefit (2010 - ($28,804); 2009 - ($133,115))                      (112,998)       (304,261)
------------------------------------------------------------------------------------------------------
TOTAL CUNA MUTUAL POLICYHOLDERS' SURPLUS                                     1,877,083       1,599,091
  Noncontrolling interests                                                           -          10,344
------------------------------------------------------------------------------------------------------
TOTAL POLICYHOLDERS' SURPLUS                                                 1,877,083       1,609,435

TOTAL LIABILITIES AND POLICYHOLDERS' SURPLUS                             $  15,385,788   $  14,377,116
======================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.                   3

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Operations
Years Ended December 31, 2010, 2009 and 2008
(000s omitted)

================================================================================

                                                                                               2009            2008
                                                                               2010         (Note 14)       (Note 14)
----------------------------------------------------------------------------------------------------------------------
REVENUES:
  Life and health premiums                                                $  1,227,156     $ 1,203,141     $ 1,178,404
  Contract charges                                                              84,816          82,669          88,518
  Property and casualty premiums                                               784,807         792,631         806,054
  Net investment income                                                        463,048         397,614         349,610
  Net realized investment losses:
    Total other-than-temporary impairment losses                               (38,991)       (325,736)       (441,035)
    Portion of (gains) losses recognized
      in other comprehensive income/loss                                       (66,331)         85,347               -
                                                                          --------------------------------------------
      Net other-than-temporary impairment losses
        recognized in operations                                              (105,322)       (240,389)       (441,035)
    Sales and other realized investment gains (losses)                          50,526          23,249         (21,371)
                                                                          --------------------------------------------
      Total net realized investment losses                                     (54,796)       (217,140)       (462,406)
  Other income                                                                 271,552         211,846         213,418
----------------------------------------------------------------------------------------------------------------------
TOTAL REVENUES                                                               2,776,583       2,470,761       2,173,598
----------------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES:
  Life and health insurance claims and benefits                                802,930         766,832         715,651
  Property and casualty insurance loss and loss adjustment expenses            579,633         606,162         524,708
  Interest credited to policyholder account balances                           173,440         165,416         148,988
  Policyholder dividends                                                        30,757          30,231          30,190
  Operating and other expenses                                               1,075,199       1,018,732       1,000,020
----------------------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                                  2,661,959       2,587,373       2,419,557
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES
  AND EQUITY IN INCOME (LOSS) OF UNCONSOLIDATED AFFILIATES                     114,624        (116,612)       (245,959)
  Income tax expense (benefit)                                                  29,240         (41,857)        (91,025)
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
  EQUITY IN INCOME (LOSS) OF UNCONSOLIDATED AFFILIATES                          85,384         (74,755)       (154,934)
  Equity in income (loss) of unconsolidated affiliates, net of tax
    expense (benefit) (2010 - ($6,402); 2009 - ($4,741); 2008 - $3,193)        (12,061)         (8,840)          5,930
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS                                        73,323         (83,595)       (149,004)
  Gain (loss) from discontinued operations, net of tax
    (2010 - $6,209; 2009 - $35,740; 2008 - $16,691) (Note 14)                   13,805         138,328            (816)
----------------------------------------------------------------------------------------------------------------------

NET INCOME (LOSS)                                                               87,128          54,733        (149,820)
  Less: net income (loss) attributable to noncontrolling interests                 399           3,315            (909)
----------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) ATTRIBUTABLE TO CUNA MUTUAL                             $     86,729     $    51,418     $  (148,911)
======================================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.                   4

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Policyholders' Surplus and Comprehensive
Income (Loss)
Years Ended December 31, 2010, 2009 and 2008
(000s omitted)

================================================================================

                                                             CUNA Mutual Policyholders' Surplus
                                                          ----------------------------------------
                                                           Accumulated
                                                              other                                                     Total
                                          Comprehensive   comprehensive    Retained                 Noncontrolling   policyholders'
                                          income (loss)   income (loss)    earnings       Total        interests        surplus
----------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2007                                     (156,849)   1,953,098    1,796,249                -       1,796,249

Net loss                                  $    (148,911)              -     (148,911)    (148,911)            (909)       (149,820)
Cumulative effect of change in
  accounting for fair value measurment,
  net of tax - $435                                   -               -          809          809                -             809
Foreign currency translation adjustment,
  net of tax - $335                              10,038          10,038            -       10,038                -          10,038
Change in unrealized losses,
  net of tax benefit - ($178,745)              (368,609)       (368,609)           -     (368,609)               -        (368,609)
Reclassification adjustment for
  losses included in net loss,
  net of tax - $7,665                            14,236          14,236            -       14,236                -          14,236
Change in pension liability, net of tax
  benefit - ($31,628)                           (58,739)        (58,739)           -      (58,739)               -         (58,739)
Change in discontinued operations               (40,720)        (40,720)           -      (40,720)               -         (40,720)
                                          -------------
Comprehensive loss attributable to
  CUNA Mutual                             $    (592,705)
                                          =============
Noncontrolling interest attributable to
  acquisition of subsidiary                                           -            -            -           46,529          46,529
Acquisition of noncontrolling interests                               -            -            -          (20,974)        (20,974)
                                                           -----------------------------------------------------------------------
BALANCE, DECEMBER 31, 2008                                     (600,643)   1,804,996    1,204,353           24,646       1,228,999

Net income                                $      51,418               -       51,418       51,418            3,315          54,733
Cumulative effect of change in
  accounting for other-than-
  temporary-impairments,
  net of tax benefit - ($17,197)                      -         (31,938)      46,938       15,000                -          15,000
Foreign currency translation adjustment,
  net of tax benefit - ($3,766)                 (10,983)        (10,983)           -      (10,983)               -         (10,983)
Change in unrealized gains,
  net of tax - $73,891                          164,555         164,555            -      164,555                -         164,555
Reclassification adjustment for
  losses included in net loss,
  net of tax - $88,085                          163,587         163,587            -      163,587                -         163,587
Change in pension liability,
  net of tax - $7,565                            14,050          14,050            -       14,050                -          14,050
Change in discontinued operations                 6,195           6,195            -        6,195                -           6,195
Reclassification of accumulated other
  comprehensive income of discontinued
  operations at date of sale                     (9,084)         (9,084)           -       (9,084)               -          (9,084)
                                          -------------
Comprehensive income attributable to
  CUNA Mutual                             $     379,738
                                          =============
Acquisition of noncontrolling interests                               -            -            -          (17,617)        (17,617)
                                                          ------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2009                                     (304,261)   1,903,352    1,599,091           10,344       1,609,435

Net income                                $      86,729               -       86,729       86,729              399          87,128
Foreign currency translation adjustment,
  net of tax - $1,361                            (3,219)         (3,219)           -       (3,219)               -          (3,219)
Change in unrealized gains,
  net of tax - $79,791                          148,058         148,058            -      148,058                -         148,058
Reclassification adjustment for
  losses included in net loss,
  net of tax - $36,681                           68,122          68,122            -       68,122                -          68,122
Change in pension liability,
  net of tax benefit - ($12,875)                (23,911)        (23,911)           -      (23,911)               -         (23,911)
Change in discontinued operations                 2,213           2,213            -        2,213                -           2,213
                                          -------------
Comprehensive income attributable to
  CUNA Mutual                             $     277,992
                                          =============
Acquisition of noncontrolling interests                               -            -            -          (10,743)        (10,743)
                                                          ------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2010                                $    (112,998)  $1,990,081   $1,877,083   $            -    $  1,877,083
==================================================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.                   5

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Years Ended December 31, 2010, 2009 and 2008
(000s omitted)

================================================================================

                                                                                    2009             2008
                                                                   2010           (Note 14)        (Note 14)
-------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Income (loss) from continuing operations                    $     73,323      $    (83,595)    $   (149,004)
    Adjustments to reconcile income (loss) to
      net cash provided by continuing operating activities:
    Undistributed (earnings) losses of
      unconsolidated subsidiaries                                   12,061             9,562             (319)
    Amortization of deferred policy acquisition costs              403,132           330,515          323,055
    Policy acquisition costs deferred                             (379,687)         (340,653)        (331,305)
    Depreciation of office properties, equipment,
       software and real estate                                     35,724            36,881           42,621
    Amortization of bond premium and discount                      (14,780)           17,859           42,125
    Net realized investment losses                                  54,796           217,140          462,406
    Policyholder assessments on investment-type contracts          (26,015)          (24,500)         (26,580)
    Interest credited to policyholder account balances             173,440           165,416          148,988
    Gain on sale of operations                                           -           (21,741)               -
    Impairment of computer software                                      -            10,241           15,725
  Changes in other assets and liabilities:
    Accrued investment income                                      (14,731)          (11,112)          (3,745)
    Reinsurance recoverables                                       (28,825)          (91,166)          18,879
    Premiums receivable                                               (271)           80,320          (62,525)
    Other assets and receivables                                    32,481           (24,437)         (34,399)
    Deferred tax asset, net                                         34,247            39,108          (96,014)
    Insurance reserves                                             228,203           176,429          137,119
    Unearned premiums                                              (17,500)           33,221           14,026
    Accrued income taxes                                            15,156            (1,690)          (3,993)
    Accounts payable and other liabilities                         (68,478)         (169,880)         (90,678)
-------------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY CONTINUING OPERATING ACTIVITIES               512,276           347,918          406,382
=============================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.                   6

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Cash Flows, continued
Years Ended December 31, 2010, 2009 and 2008
(000s omitted)

================================================================================

                                                                                          2009               2008
                                                                        2010            (Note 14)         (Note 14)
---------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of investments:
    Debt securities                                               $  (3,264,882)     $  (3,710,458)    $   (2,268,806)
    Equity securities                                                   (65,274)           (66,609)          (284,111)
    Mortgage loans                                                     (187,101)           (98,403)           (98,418)
    Real estate                                                          (1,994)            (7,633)            (2,894)
    Short-term investments                                              (82,728)            (8,126)          (410,435)
    Other invested assets                                              (489,891)          (744,441)          (610,696)
  Proceeds on sale or maturity of investments:
    Debt securities                                                   2,481,188          2,975,622          1,483,432
    Equity securities                                                   167,258             70,437            381,876
    Mortgage loans                                                      109,449             89,644             51,266
    Real estate                                                               -              1,642             53,841
    Short-term investments                                               85,052            218,269            210,231
    Other invested assets                                               440,943            590,711            471,858
  Purchases of office properties, equipment, and
    computer software, net                                              (26,389)           (26,732)           (39,534)
  Proceeds from sale of discontinued operations                               -            199,935                  -
  Proceeds from sale to mutual fund alliance                                  -             10,312                  -
  Proceeds (distribution) from sale of unconsolidated affiliate               -             (4,323)             1,312
  Cash paid for acquisitions                                                  -            (49,148)                 -
  Cash acquired in acquisition                                                -             77,292                  -
  Change in policy loans and other, net                                   1,501               (101)             6,164
---------------------------------------------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES                                  (832,868)          (482,110)        (1,054,914)
---------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholder account deposits                                         834,508          1,032,472          1,146,125
  Policyholder account withdrawals                                     (742,613)          (669,716)          (936,470)
  Change in bank overdrafts                                              (1,238)           (28,010)            18,403
  Repurchase of noncontrolling interests                                (10,743)           (17,617)           (20,974)
  Notes payable - borrowings                                            230,000            107,000            102,643
  Notes payable - repayments                                            (95,177)          (122,000)            (3,572)
---------------------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                               214,737            302,129            306,155
---------------------------------------------------------------------------------------------------------------------
CHANGE IN CASH AND CASH EQUIVALENTS                                    (105,855)           167,937           (342,377)
CASH FLOW FROM DISCONTINUED OPERATIONS (NOTE 14)                          7,536            (59,726)           112,517
EFFECT OF FOREIGN EXCHANGE RATE ON CASH BALANCES                         (3,947)             2,853              6,100
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                          346,178            235,114            458,874
---------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS AT END OF YEAR                          $     243,912      $     346,178     $      235,114
=====================================================================================================================
SUPPLEMENTAL DISCLOSURE OF CASH INFORMATION:
  Cash paid during the year for interest                          $       2,688      $       2,484     $        1,845
  Cash paid (received) during the year for income taxes                  (3,430)           (42,072)            15,594
=====================================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.                   7

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NOTE 1: NATURE OF BUSINESS

CUNA Mutual Insurance Society ("CUNA Mutual" or the "Company") is a mutual life insurance company organized under the laws of Iowa for the principal purpose of serving the insurance needs of credit unions and their members. Its primary products include group credit life and group credit disability sold to credit unions; retirement plans, and group life and disability products for credit union employees; and life, health and annuity policies for credit union members. The Company markets its products for credit union members through face-to-face and direct response distribution systems, while group products are sold primarily by salaried representatives. The Company's subsidiaries and affiliates are also engaged in the business of property and casualty insurance, retail investment brokerage, private mortgage insurance, and other businesses useful to credit unions and their members, multi-peril crop insurance (through the federal government) and crop hail insurance directly written by the Company.

CUNA Mutual is licensed to sell insurance in all 50 states and the District of Columbia and most of its revenue and the revenues of its affiliated companies are generated in the United States. It also conducts business in foreign countries through branch offices or subsidiaries. None of these foreign operations and no individual state in the United States represents more than 12% of the Company's premiums for the year ended December 31, 2010.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of CUNA Mutual and companies in which the Company directly or indirectly has a controlling financial interest. All intercompany accounts and transactions have been eliminated.

USE OF ESTIMATES

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, determinations of other-than-temporary impairments, deferred policy acquisition costs, capitalized costs for goodwill and intangible assets, deferred tax asset valuation reserves, insurance reserves, reinsurance balances and pension and post-retirement obligations are most affected by the use of estimates and assumptions.

INVESTMENTS OTHER THAN INVESTMENTS IN UNCONSOLIDATED AFFILIATES

Investments in debt securities, including bonds and redeemable preferred stocks, and investments in equity securities, including common stocks and non-redeemable preferred stocks, are classified as available for sale and are carried at fair value.

Unrealized gains and losses on investments in debt and equity securities, net of any deferred federal income taxes, are included in accumulated other comprehensive loss as a separate component of policyholders' surplus unless designated as a hedged item in a fair value hedge.

Debt securities are considered other-than-temporarily impaired, and their cost basis written down to fair value with the impairment loss being included in net realized investment losses, when management plans to sell or it is more likely than not it will be required to sell the security before it recovers or management does not expect to recover its cost. In determining whether an unrealized loss is expected to be other than temporary, the Company

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

considers, among other factors, any plans to sell the security, the severity and duration of impairment, financial position of the issuer, recent events affecting the issuer's business and industry sector, credit ratings, and the ability of the Company to hold the investment until the fair value has recovered. See Note 3 for a more detailed discussion.

Equity securities are considered other-than-temporarily impaired, and their cost basis written down to fair value with the impairment loss being included in net realized investment losses, when management expects the cost not to be recoverable. In determining whether an unrealized loss is expected to be other than temporary, the Company considers, among other factors, any plans to sell the security, the severity and duration of impairment, financial position of the issuer, recent events affecting the issuer's business and industry sector, credit ratings, and the intent and ability of the Company to hold the investment until the fair value has recovered. See Note 3 for a more detailed discussion.

Mortgage loans held for investment are generally carried at their aggregate unpaid principal balance, net of valuation allowances. Mortgage loans are considered to be impaired when management, based on assessments performed on a loan-by-loan basis, finds it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. For mortgage loans that are deemed impaired, a valuation allowance is established for the difference between the carrying amount and the Company's share of either (a) the present value of the expected future cash flows discounted at the loan's original effective interest rate, (b) the loan's observable market price or (c) the fair value of the collateral. Changes in valuation allowance, if any, are recorded in net realized investment losses. In 2009, a subsidiary of the Company, which was an investment company, carried its investments in mortgage loans at fair value. In 2010 the subsidiary was liquidated and its remaining mortgage loans were transferred to CUNA Mutual at the subsidiaries' carrying amount of the loans. That carrying amount exceeded the amortized cost of the mortgage loans by $1,863 which the difference will be amortized to income over the life of the mortgage loans by CUNA Mutual.

Investments in real estate, including real estate held-for-sale are carried at cost net of accumulated depreciation. The cost of real estate is adjusted for impairment whenever events or circumstances indicate the carrying value of the asset will not be recoverable. Impairments are determined when the carrying value of the real estate investment exceeds the sum of the undiscounted cash flows expected to result from the investment. Impaired real estate is written down to estimated fair value with the impairment loss being included in net realized investment losses. Certain investments in real estate of $21,221 were reclassified to held-for-sale in 2008 based on management's decision at that time to market those properties for sale. As a result of this decision the Company ceased depreciating the properties. In 2010 the Company decided to discontinue actively marketing these properties. As a result of this decision, the Company reclassified the properties to held-for-investment, recorded $3,722 of depreciation that had not been recorded during the time the properties were classified as held-for-sale, and resumed normal depreciation of these properties. The $3,722 was included in net realized investment losses in 2010.

Policy loans are reported at their unpaid principal balance.

Short-term investments include debt securities with maturities under one year at date of purchase and are reported at amortized cost, which approximates fair value.

Limited partnerships represent interests in companies that primarily invest in debt and equity securities of other companies. Investments in limited partnerships are accounted for using the equity method. The portfolios of these limited partnerships frequently include non-investment grade debt and private equity securities of smaller, privately held companies, which are significantly less liquid than public securities. As such, the market valuations reported to the Company by the limited partnerships are subject to market-related risks and uncertainties and the risk inherent in estimating the fair value of such securities.

Other invested assets primarily represent derivatives and student loans receivable. Derivative financial instruments are accounted for at fair value. See "Derivative Financial Instruments" below for a detailed discussion

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

of the Company's derivatives. Student loans receivable are also carried at fair value and changes in fair value are reported in net realized investment losses.

Interest income is recognized on an accrual basis. For mortgage-backed and other structured securities, income is recognized using a constant effective yield, based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Such adjustments are reflected in net investment income. Prepayment assumptions for loan-backed bonds and structured securities are obtained from various industry averages or internal estimates. Discounts and premiums on debt securities are amortized over the estimated lives of the respective securities on an effective yield basis. Dividends are recorded at the ex-dividend date. Investment income is also derived from real estate investments, limited partnerships, student loans receivable and derivative activity. Income from real estate investments and student loans receivable is accounted for on the accrual basis. Income from investments in limited partnership interests accounted for under the equity method of accounting is recognized based on the reported financial results of the entity and the Company's proportionate interest, and is generally recognized on a three-month lag basis as a result of the typical delays in reporting by the limited partnerships. Income from derivatives is recognized when the cash settlement is received.

Realized gains and losses on the sale of investments are determined on a specific identification basis and are recorded on the trade date.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative instruments, such as interest rate swaps, equity options, cross currency swaps, foreign currency futures and forwards, to manage exposure to various currency and market risks. All such derivatives are recorded in the consolidated balance sheets at estimated fair value.

Derivatives embedded within non-derivative host contracts must be separated from the host instrument when the embedded derivative is not clearly and closely related to the host instrument. Embedded derivative instruments subject to bifurcation are also accounted for at estimated fair value. Examples include certain guarantees contained in variable annuity policies and equity indexed annuities.

When derivatives meet specific criteria, the Company may classify them as fair value hedges, cash flow hedges or hedges of net investment. At inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy. In addition, the documentation includes a description of the hedging instrument, hedged transaction, nature of the risk being hedged and methodologies for assessing effectiveness and measuring ineffectiveness. Quarterly, the Company performs procedures to measure the ineffectiveness and assesses the effectiveness of the hedging relationship and records any ineffectiveness in net realized investment losses.

Fair Value Hedges: The Company designates certain interest rate swaps and foreign currency futures and forward contracts as fair value hedges when the hedging instrument is highly effective in offsetting the risk of changes in the fair value of the hedged item. The changes in fair value of the hedging instruments used in fair value hedges are recorded in net realized investment losses. The changes in fair value of the hedged item, attributable to the risk being hedged, are also recorded in net realized investment losses. The difference between the changes in fair value of the hedging instrument and the changes in fair value of the hedged item represents the ineffectiveness in an otherwise effective hedging relationship.

Cash Flow Hedges: The Company designates cross currency swaps and interest rate swaps as cash flow hedges when the hedging instrument is highly effective in offsetting the hedged risk of variability in cash flows that could affect net income. The changes in fair value of the swaps attributable to hedged risk are recorded in accumulated other comprehensive loss to the extent it is effective. Amounts are reclassified from accumulated other comprehensive loss to net investment income when the hedged item is included in determining earnings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Hedges of Net Investments: The Company uses foreign currency futures to hedge a portion of the outstanding after tax equity in its consolidated foreign affiliates from the effects of fluctuations in currency exchange rates. When deemed effective, changes in fair value of the foreign currency futures are recorded in accumulated other comprehensive loss. Any ineffectiveness, in an otherwise effective hedging relationship, is recorded currently in net realized investment losses.

Non-Hedge Derivatives: Changes in fair value, income and expense associated with derivatives that are not classified as qualified hedges are recorded in net realized investment losses.

EQUITY IN UNCONSOLIDATED AFFILIATES

Equity in unconsolidated affiliates includes investments in companies (principally the Company's 50% interest in CMG Mortgage Insurance Company and CMG Mortgage Assurance Company) in which the Company can exercise significant influence over the operating and financial policies of the investee. Generally, this occurs when the Company's ownership ranges from 20% to 50%. The Company accounts for these investments using the equity method whereby the Company's proportionate share of the net income of these unconsolidated affiliates is reported in the consolidated statement of operations, net of related income taxes.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include unrestricted deposits in financial institutions, money market mutual funds, and U.S. Treasury bills, money market instruments, and commercial paper with maturities at the date of purchase of 90 days or less.

MUTUAL FUND ALLIANCE

On June 30, 2009 the Company established an alliance with an investment management firm for the administration and management of its mutual funds. The Company transferred the asset management of these funds to the alliance for $10,312 in cash and established a receivable for $13,948 accruing interest and to be paid in annual installments over the three years ending June 20, 2012. The Company will receive additional payments after three years subject to certain contingencies. The Company recorded a gain of $23,147 in 2009 on this transaction which is included in other income in the accompanying consolidated statement of operations. The Company also receives a percentage of the advisory fees charged by the alliance on an ongoing basis.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

Credit life and disability insurance coverages are issued on either a single premium or monthly premium basis and revenue is recognized in relation to anticipated benefits to policyholders. Generally, individual and group life and health insurance premiums are recognized as earned on a monthly pro rata basis over the time period to which the premiums relate. Property and casualty insurance premiums are generally earned ratably over the periods to which the premiums relate. Premiums for crop insurance are recorded on the later of the effective date of the contract or when the amount of premiums can be reasonably estimated, and are earned on a pro rata basis over the period of risk. Certain property and casualty contracts insure lenders against losses related to loan collateral. For these types of policies, the Company recognizes the premium over the expected period of exposure, usually two to six years; such premium is recognized on an accelerated basis versus on a pro rata method to reflect the higher loan balance, and therefore exposure to loss, in the early period of the loan term, which declines over the term of the loan. An unearned premium reserve is established for the unexpired portion of credit, property and casualty, health, and certain other insurance premiums.

Term-life and whole-life insurance premiums are recognized as premium income when due. Related policy benefits and expenses for these products are recognized in relation to the premiums so as to result in the recognition of profits over the expected lives of the policies and contracts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Revenue is recognized at the time of issue on immediate annuity and supplemental contracts that subject the Company to mortality or longevity risk (risk that the Company will have to make payments contingent upon the continued survival of an insured or insureds). A deferred profit liability is established for the excess of the gross premium collected over the sum of acquisition expenses incurred plus the initial benefit and maintenance expense reserve established. The deferred profits are recognized over the expected benefit payment period.

Amounts collected on policies not subject to significant mortality or longevity risk, principally group annuity and deferred annuity contracts (investment contracts), are recorded as increases in policyholder account balances. Revenues for investment contracts principally consist of net investment income and contract charges such as expense and surrender charges. Expenses for investment contracts consist of interest credited to contracts, benefits incurred in excess of related policyholder account balances and policy maintenance costs.

Universal life-type policies are insurance contracts with terms that are not fixed or guaranteed. Amounts received as payments for such contracts are credited to policyholder account balances. Revenues from universal life-type policies, which are recorded as contract charges in the accompanying consolidated statements of operations, consist of fees assessed against policyholder account balances for surrender charges, cost of insurance and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts and benefits incurred in excess of related policyholder account balances.

OTHER INCOME

Until June 30, 2009 when the Company sold its mutual fund advisory practice to a newly formed alliance in which the Company has a 30% non-voting equity interest (see Mutual Fund Alliance within this note for a detailed description of this transaction), the Company acted as an advisor for mutual funds and earned investment advisory fees in accordance with the underlying agreements. After the sale the Company receives 30% of advisory fees earned by the alliance.

CUNA Mutual also acts as an investment advisor and administrator for employee benefit plans. Revenues for advisory services are recognized pro rata, largely based upon contractual rates applied to the market value of each customer's portfolio. Fees received for performance of recordkeeping and reporting services for benefit plans are recognized as revenue when the service is performed. Administrative fees paid in advance are deferred and recognized over the period of service. The Company sells non-proprietary insurance products and recognizes commission income on the policy effective date, net of an allowance for refunds on estimated cancellations. Service fee income is recognized ratably over the period of service.

DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

Deferred Costs: The costs of acquiring insurance business that vary with, and are primarily related to, the production of new and renewal business are deferred to the extent that such costs are deemed recoverable from future profits. Such costs principally include commissions and sales costs, premium taxes, and certain policy issuance and underwriting costs. In addition, the Company reimburses credit unions for certain administrative expenses they incur in the production of new and renewal business sold for the Company. These expenses primarily relate to credit life and credit disability policies as well as property and casualty products sold to credit unions and credit union members, products of other insurers sold on a brokered basis, and certain investment products. Such reimbursements totaled $198,055, $202,741 and $200,972 for the periods ended December 31, 2010, 2009 and 2008, respectively. These expenses are also deferred unless the expenses are associated with non-insurance products or brokered business, or do not vary with production.

Amortization of Costs: Costs deferred on property and casualty insurance products and credit life and credit disability policies are amortized over the term of the related policies in proportion to the premium recognized as earned. For term-life and whole-life insurance products, deferred policy acquisition costs are amortized in proportion to the ratio of the annual premium to the total anticipated premiums generated by the deferred acquisition costs. For investment contracts (primarily deferred annuities) and universal life-type products,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

deferred policy acquisition costs are amortized principally over the expected contract life and in any one period in proportion to the relationship of actual gross profits for the period to the present value of all estimated gross profits from mortality, investment, and expense margins. The deferred policy acquisition cost assets for investment contracts and universal life-type products are adjusted retrospectively for changes in the present value of estimated gross profits. Such adjustments are recorded in the period that the change in the present value of future years' gross profits becomes apparent. An additional adjustment to deferred acquisition costs on investment contracts and universal life-type products is made representing the effect on deferred acquisition costs that would occur if the unrealized gains and losses on investments related to these contracts were realized; the offset to this adjustment is accumulated other comprehensive loss. Deferred policy acquisition costs on participating insurance contracts are amortized over the life of the participating contracts at a constant rate based on the present value of the estimated gross margin expected to be realized.

Estimating future gross profits is a complex process requiring considerable judgment and the forecasting of events well into the future. The primary assumptions for determining the amount of the estimated gross profits are future investment returns, including capital gains and losses, on assets supporting contract liabilities, interest crediting rates to contract holders, and the effects of future persistency, mortality, expenses, and hedges, if any. Recent economic turmoil, particularly the volatility of the financial markets and the impairment of securities, increases the variability and risk of estimating gross profits, which in turn could impact amortization of the deferred acquisition costs.

Recoverability and Loss Recognition: Deferred acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing on an annual basis, or when an event occurs that may warrant loss recognition. To the extent that future policy premiums and investment income or gross profits are not adequate to cover the estimated anticipated losses and maintenance expenses at the time of policy issue, costs that would otherwise qualify for capitalization are not recoverable and are therefore expensed. The Company annually performs a loss recognition test of its deferred acquisition costs which is based on the Company's projections of future profits. If loss recognition is necessary, deferred acquisition costs would be written off in the consolidated statement of operations to the extent that future policy premiums and investment income or gross profits are not adequate to cover the estimated anticipated losses and expenses. Loss recognition in excess of the deferred acquisition costs balance is recognized by an increase in insurance reserves.

In 2010, for long term care insurance, the Company expensed $3,257 of otherwise deferrable acquisition costs related to the 2010 policy issues based on the Company's assessment of the future profitability of those policies and additionally wrote down deferred acquisition costs of $6,305 as a result of the Company's loss recognition test for all long term care insurance. In 2010, for loan default insurance, the Company wrote down deferred acquisition costs of $237 and recognized $3,981 of additional loss recognition reserves as a result of the loss recognition test. There was no impact in 2009 and 2008 from recoverability and loss recognition tests.

Internal Replacements: An internal replacement is defined as the modification of product benefits, features, rights or coverages that occurs by the exchange of an existing contract for a new contract, or by amendment, endorsement or rider, or by election of a feature or coverage within a contract. When an internal replacement occurs that results in a substantial change to a policy, unamortized deferred policy acquisition costs, unearned revenues and deferred sales inducements are written off to expense on the basis that the change constitutes the issuance of a new policy. Acquisition costs, sales inducements, and unearned revenue associated with the new replacement contract are deferred and amortized over the lifetime of the new contract. An internal replacement that is not a substantial change to the initial policy is accounted for as a continuation of the existing contract and the existing deferred acquisition costs, sales inducements and unearned revenue are carried over to the replacement contract.

Sales Inducements: The costs of sales inducements offered on sales to new policyholders are deferred and recorded in other assets and receivables. These costs are primarily related to deferred annuities and are in the form of additional credits to the policyholder's account balance or enhancements to interest credited for a specified period, which are beyond amounts currently being credited to existing contracts. Deferred sales

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

inducements are amortized principally over the expected contract life in relation to the present value of estimated gross profits from mortality, investment and expense margins.

OFFICE PROPERTIES, EQUIPMENT AND COMPUTER SOFTWARE

Office properties, equipment, and computer software are carried at cost net of accumulated depreciation. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets. The useful life of office equipment and purchased software is generally three to seven years. The useful life of capitalized costs for internally developed software ranges from three to ten years, while the useful life for office properties is generally 20 years. The following table provides a summary of office properties, equipment, and computer software.

=====================================================================================================
                                                                               2010           2009
-----------------------------------------------------------------------------------------------------
Office properties                                                        $    203,845    $    205,206
Office equipment                                                              110,070         126,459
Computer software                                                             160,432         152,002
-----------------------------------------------------------------------------------------------------
Total cost of office properties, equipment, and computer software             474,347         483,667
Accumulated depreciation                                                     (314,079)       (314,921)
-----------------------------------------------------------------------------------------------------
Office properties, equipment and computer
  software at cost less accumulated depreciation                         $    160,268    $    168,746
=====================================================================================================

Depreciation expense totaled $33,401, $36,581, and $39,900 in 2010, 2009, and 2008, respectively. The Company recorded an expense included in operating and other expenses of $10,241 in 2009 and $15,725 in 2008 for impaired internally developed software.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

GOODWILL AND OTHER INTANGIBLES

Goodwill and indefinite-lived intangible assets are not amortized but are subject to an impairment test annually, or whenever events or circumstances indicate the carrying amount may not be recoverable. Finite-lived intangible assets are subject to an impairment test whenever events or circumstances indicate the carrying amount may not be recoverable. Based on impairment tests in 2010 and 2009 there were no impairment charges required. In 2008 the Company recorded a charge to expense of $376 when it determined that a covenant not to compete was impaired. Finite-lived intangible assets are amortized over their estimated useful lives, ranging from two to twenty years. Amortization is based on the pattern in which the economic benefits are expected to be used up, when that is determinable; otherwise, straight line amortization is used. Goodwill and other intangible assets are set forth in the following table.

====================================================================================================
                                                                              2010           2009
----------------------------------------------------------------------------------------------------
Goodwill, net                                                             $    66,641    $    66,641
----------------------------------------------------------------------------------------------------
Indefinite-lived intangible asset                                              26,000         26,000
Intangible assets                                                              17,024         16,790
Accumulated amortization on intangible assets                                  (2,653)        (1,420)
----------------------------------------------------------------------------------------------------
Intangible assets, net                                                         40,371         41,370
----------------------------------------------------------------------------------------------------
Total goodwill and other intangibles, net                                 $   107,012    $   108,011
====================================================================================================

The indefinite-lived intangible asset primarily represents the value of an agreement with the Federal Crop Insurance Corporation to market multiperil crop insurance. The agreement is annually renewable, contingent upon the Company's compliance with program regulations. It is the Company's intent and expectation to apply for and receive annual approval to renew the agreement.

Amortization expense of other intangible assets was $1,208, $975, and $1,338 for the years ended December 31, 2010, 2009, and 2008, respectively. The weighted average amortization period of newly acquired finite-lived assets was 11.9 years as of December 31, 2010.

The Company completed a number of transactions in 2009 whereby it sold or purchased subsidiaries, resulting in reductions or additions of goodwill and other intangible assets. See Notes 14 and 15 for further descriptions of these transactions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following is a summary of the impact of the 2009 transactions on goodwill and other intangible assets.

================================================================================================================
                                                         EFFECT OF TRANSACTION ON BALANCE AT TRANSACTION DATE
                                                     -----------------------------------------------------------
                                                                         OTHER INTANGIBLE      OTHER INTANGIBLE
COMPANY SOLD OR ACQUIRED                                  GOODWILL        ASSETS - FINITE    ASSETS - NON-FINITE
----------------------------------------------------------------------------------------------------------------
Sale of IRA Services(1)                              $          (1,805)  $               -   $                 -
Sale of Lending Call Center Services, LLC(1)                      (364)                  -                     -
Purchase of CPI Qualified Plan Consultants, Inc.                22,478              12,347                     -
Purchase of Producers AG Insurance Group, Inc.                  29,396               3,000                26,000
----------------------------------------------------------------------------------------------------------------
Total impact of transactions                         $          49,705   $          15,347   $            26,000
================================================================================================================

(1) Accounted for as discontinued operations, see Note 14.

The following table is a summary of the estimated aggregate amortization expense for the next five years and thereafter.

================================================================================
ESTIMATED AGGREGATE AMORTIZATION EXPENSE FOR INTANGIBLE ASSETS
--------------------------------------------------------------------------------
  2011                                                                    1,256
  2012                                                                    1,539
  2013                                                                    1,775
  2014                                                                    1,691
  2015                                                                    1,481
  Thereafter                                                              6,629
-------------------------------------------------------------------------------
Total estimated amortization expense                                 $   14,371
===============================================================================

SEPARATE ACCOUNTS

Separate accounts represent customer accounts that are related to certain contracts issued by the Company, such as variable annuities and variable life insurance policies, where investment income and investment gains and losses accrue directly to the contract holders who bear the investment risk. In some contracts the Company provides certain guarantees. Such guarantees may include a minimum account value upon death, or minimum withdrawal or accumulation benefits. The liabilities for these guarantees are not included in the separate accounts as they are obligations of the Company's general account. See Note 3, Investments--Embedded Derivatives, for a discussion of these guarantees. Contract holders are able to invest in investment funds managed for their benefit. More than 49% of the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission. In 2008 and for a portion of 2009 the Company acted as the investment advisor, administrator and distributor for more than 85% of the funds invested in the unit investment trusts and recorded $26,569 of fee income. In 2009 the Company entered into an agreement with a third party whereby the third party became the investment advisor, administrator and distributor, as applicable, for these unit investment trusts and the Company receives a fee based on the investments attributable to the insurance products generated by the Company. This fee was $8,520 and $4,331 in 2010 and 2009, respectively.

Separate account assets are legally segregated and may only be used to settle separate account liabilities. Separate account assets are carried at fair value. Separate account liabilities are equal to the separate account

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

assets and represent contract holders' claims to the related assets. Contract holder deposits to and withdrawals from the separate accounts are recorded directly to the separate account assets and liabilities and are not included in the Company's consolidated statement of operations or accumulated other comprehensive income.

Charges made by the Company to the contract holders' balances include fees for maintenance, administration, cost of insurance, and surrenders of contracts prior to the contractually specified dates. Such fees are reflected as revenues (contract charges) in the accompanying consolidated statements of operations when they are assessed to the contract holder by the Company.

INSURANCE RESERVES

Life and health reserves consist principally of future policy benefit reserves and reserves for estimates of future payments on incurred claims reported and unreported but not yet paid. Such estimates are developed using actuarial principles and assumptions based on past experience adjusted for current trends. Any change in the probable ultimate liabilities is reflected in net income in the period in which the change in probable ultimate liabilities is determined. Gross reserves for unpaid claims and adjustment expenses of $341,729 and $325,972 on certain claims, principally those resulting from a disability are discounted at rates between .61% and .98% and .54% and .98% as of December 31, 2010 and 2009, respectively.

For non-participating term-life and whole-life insurance products, or participating products for which no policyholder dividends are expected to be paid, future policy benefit reserves are computed using the net level premium method based on assumptions related to estimated future investment yield, mortality, morbidity, withdrawals and expenses. For participating term-life and whole-life insurance products, future policy benefit reserves are computed using the net level premium method based on assumptions related to estimated future investment yield, mortality, morbidity, withdrawals, dividends and expenses at the date of policy issuance. Mortality, morbidity and withdrawal assumptions reflect the Company's historical experience and industry standards. Interest rate assumptions range from 2.3% to 9.5%. Provisions for adverse deviation have been reflected in the interest assumption and also in the mortality/morbidity assumption where deemed necessary.

For immediate annuities or similar contracts with life contingencies, the reserve is calculated as the present value of future benefits. The mortality rates used are based on statutory valuation tables and the interest rates used range from 4.8% to 7.0%.

Reserves for property and casualty products represent the estimated claim cost and loss adjustment expense necessary to cover the ultimate cost of investigating and settling all losses incurred and unpaid as of the balance sheet date. Similar reserves are also recorded for unpaid life and accident and health benefits. Such reserve estimates are based on individual case estimates for reported losses, estimates for incurred but not reported losses based on past experience and estimated adjustments for ultimate loss expectations based on historical experience patterns and current economic trends and are stated net of estimated salvage and subrogation recoverables of $30,700 and $30,768 at December 31, 2010 and 2009, respectively. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the consolidated statements of operations in the period the change is determined to be necessary. Such adjustments could possibly be significant.

POLICYHOLDER ACCOUNT BALANCES

The Company recognizes a liability at the stated account value for policyholder deposits that are not subject to significant policyholder mortality or longevity risk and for universal life-type policies. The account value equals the sum of the original deposit and accumulated interest, less any withdrawals and expense charges. Average credited rates ranged from 3.0% to 4.1% in 2010 and 3.3% to 4.2% in 2009. Future minimum guaranteed interest rates during the life of the contracts vary from 1.2% to 4.5%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

REINSURANCE

Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies that have been ceded and the terms of the reinsurance contracts. Premiums and insurance claims and benefits in the consolidated statements of operations are reported net of the amounts ceded to other companies under such reinsurance contracts. Reinsurance recoverables are recorded for ceded benefits paid and insurance reserves that have been ceded and recorded as an asset. A prepaid reinsurance asset is also recorded for the portion of unearned premiums that relate to ceded policies. Any contracts that do not effectively transfer the risk of loss are recorded using the deposit method of accounting.

Most crop insurance policies are written pursuant to a federal government program, for which the government establishes guidelines, subsidizes a portion of the premium and assumes part of the risk. The Federal Crop Insurance Corporation reinsurers a portion of the Company's crop premiums and losses. Participating insurers receive an administrative and operating subsidy from the program based on written premium volume, which offsets the cost of selling and servicing the policies. The subsidy is deferred and recognized as a reduction to expense ratably as the related premiums are earned.

BENEFIT PLANS

The Company recognizes costs for its defined benefit pension plans and postretirement benefits on an accrual basis as employees perform services to earn the benefits. Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost and expected return on plan assets. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from changes in prior years' benefit costs due to plan amendments or initiation of new plans. The Company uses a December 31 measurement date for all pension and other postretirement benefit plans.

The Company recognizes the funded status of the benefit obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that have not been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive loss. Changes in funded status each period is charged, net of income tax, to other comprehensive loss.

Calculations of benefit obligations for postretirement medical benefits reflect a reduction for subsidies expected from the federal government pursuant to the Medicare Prescription Drug, Improvement and Modernization Act of 2003. The cost of benefits provided to former or inactive employees after employment, but before retirement, is recognized during an employee's service years if certain requirements are met. Postretirement medical benefits are generally funded on a pay-as-you-go basis. These benefits were eliminated effective December 31, 2008 for non-represented employees and those represented employees who retired prior to June 1, 2005. See Note 8 for a further discussion of these changes. The Company reviewed the impacts of health care legislation enacted in 2010 and determined the legislation will not have a material impact on the consolidated financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

INCOME TAXES

The Company recognizes taxes payable or refundable currently and deferred taxes for the tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured by applying the enacted tax rates to the difference between the financial statement and tax basis of assets and liabilities. Deferred income tax assets can be realized through future earnings, including but not limited to the generation of future income, reversal of existing temporary differences and available tax planning strategies. The Company records a valuation allowance for deferred tax assets if it determines it is more likely than not that the asset will not be realized. See Note 4 for a further discussion.

The Company is subject to tax-related audits in the normal course of operations. These audits may result in additional tax assets or liabilities. The Company accounts for such contingent liabilities and reports a liability for unrecognized tax benefits resulting from uncertain tax positions taken or expected to be taken in a tax return.

FOREIGN EXCHANGE

The Company's financial statements are impacted by changes in foreign currency exchange rates related to foreign-based subsidiaries and branch operations and investment holdings denominated in foreign currencies.

The accounts of significant foreign-based subsidiaries and branch operations are measured using the local currency as the functional currency. Revenues and expenses of these operations are translated into U.S. dollars at the average exchange rate for the period. Assets and liabilities of these operations are translated at the exchange rate as of the end of the reporting period. The resulting gains or losses from translating foreign currency are included in accumulated other comprehensive loss as a separate component of policyholders' surplus.

The foreign exchange impacts of investment holdings classified as available for sale are included in accumulated other comprehensive loss as a separate component of policyholders' surplus. The foreign exchange impacts on all other investment holdings are reflected as transaction gains and (losses) in operating and other expenses in the Company's consolidated statements of operations and were $620, $10,356 and ($9,410) for the year ended December 31, 2010, 2009 and 2008, respectively.

SUBSEQUENT EVENTS

The Company evaluated subsequent events from December 31, 2010 through March 30, 2011, the issuance date of these financial statements. During this period, there were no significant subsequent events that required adjustment to or disclosure in the accompanying financial statements.

RECENT ACCOUNTING STANDARDS - ADOPTED

Financial Accounting Standards Board ("FASB") Accounting Standards Update No. 2009-17 ("ASU 2009-17"), Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities, replaces the quantitative-based risk and rewards calculation for determining which reporting entity, if any, has a controlling financial interest in a variable interest entity ("VIE") and which owner is the primary beneficiary and thus must consolidate it. The new guidance, effective for 2010, is more qualitative and also creates new disclosure requirements. A related pronouncement is ASU No. 2010-10, Amendments for Certain Investment Funds, which deferred application of the guidance in ASU 2009-17 for reporting entities with interest in an entity that applies the specialized accounting guidance for investment companies. The Company does not own any entities which it has determined to be VIEs under existing guidance and so the adoption of ASU 2009-17 had no impact on its 2010 consolidated financial statements. The Company does own limited partnerships which qualified for the deferral in ASU 2010-10 and for which the Company must reconsider the accounting in 2011. The Company has not yet determined the impact of the new standard on accounting for those limited partnerships.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

FASB ASU 2010-06, Improving Disclosures about Fair Value Measurements, adopted in 2010, provides a greater level of disaggregated information and more robust disclosures about valuation techniques and inputs to fair value measurements. New details required about purchases, sales, issuances, and settlements in the roll forward of activity in level 3 fair value measurements will be effective in 2011.

RECENT ACCOUNTING STANDARDS - PENDING

In October 2010, the FASB issued new guidance regarding accounting for deferred acquisition costs (ASU 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts) effective in 2012, with prospective or retrospective application allowed. This guidance modifies the definition of costs that can be deferred by insurance entities when issuing and renewing insurance contracts. Capitalized costs can only include incremental direct costs of contract acquisition, as well as certain costs directly related to acquisition such as underwriting, policy issuance, and medical and inspection fees, and sales force contract selling. This guidance also specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized. All other acquisition related costs should be expensed as incurred. Under ASU 2010-26, in order to capitalize advertising costs and direct mail solicitation costs the capitalization criteria, included in the Other Assets and Deferred Costs Topic of the FASB Accounting Standards Codification ("ASC") direct response advertising guidance, must be met. The Company is currently evaluating the impact of the new guidance on its consolidated financial statements.

In July, 2010, the FASB issued ASU No. 2010-20, Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses, which is effective for 2011 for nonpublic entities such as CUNA Mutual. The guidance amends ASC Topic 310, Receivables, to require additional disclosures about financing receivables and the allowance for credit losses. Short-term trade accounts receivable and receivables measured at fair value are excluded. The new guidance does not change how financing receivables or allowances for credit losses are measured. Accordingly, the Company does not expect an impact from adoption other than disclosure.

In April 2010, the FASB issued ASU 2010-15, How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments, which clarifies that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer's interests and should not combine those interests with its general account interests in the same investment when assessing the investment for consolidation. This guidance will be effective in 2011 and will not have a material impact on the consolidated financial statements.

FASB ASU 2009-13, Multiple Deliverable Revenue Arrangements, will be effective for new or substantially modified arrangements with multiple deliverables in 2011. The new guidance establishes a selling price hierarchy for determining the selling price of a deliverable and establishes that the allocation of revenue is based on entity specific assumptions rather than those of a market place participant. Disclosures are also significantly expanded. Because most of the Company's revenue is accounted for using guidance for insurance contracts, which is unchanged, ASU 2009-13 is not expected to have a material impact on the Company's consolidated financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NOTE 3: INVESTMENTS

DEBT SECURITIES

The amortized cost, gross unrealized gains and losses and estimated fair values of debt securities at December 31, 2010 are as follows:

============================================================================================================
                                               AMORTIZED             GROSS UNREALIZED           ESTIMATED
                                                 COST              GAINS          LOSSES        FAIR VALUE
------------------------------------------------------------------------------------------------------------
U.S. government and agencies               $       189,223     $       1,770   $     (9,711) $       181,282
States and political subdivisions                  630,474             4,151        (18,657)         615,968
Foreign government securities                       24,062             3,380            (11)          27,431
Domestic corporate securities                    3,743,500           200,897        (28,131)       3,916,266
Mortgage-backed securities:
  Residential mortgage-backed                      917,474            14,703        (46,231)         885,946
  Commercial mortgage-backed                       409,462             9,760        (69,117)         350,105
Non-mortgage asset-backed securities:
  Collateralized debt obligations                   82,828               367        (43,773)          39,422
  Other                                             38,828             1,235         (1,871)          38,192
Foreign corporate securities                       992,352            62,520         (5,269)       1,049,603
------------------------------------------------------------------------------------------------------------
Total debt securities                      $     7,028,203     $     298,783   $   (222,771) $     7,104,215
============================================================================================================

The amortized cost, gross unrealized gains and losses and estimated fair values of debt securities at December 31, 2009 are as follows:

============================================================================================================
                                               AMORTIZED             GROSS UNREALIZED            ESTIMATED
                                                 COST              GAINS          LOSSES         FAIR VALUE
------------------------------------------------------------------------------------------------------------
U.S. government and agencies               $       118,316     $       1,327   $    (14,236) $       105,407
States and political subdivisions                  437,997             4,390         (5,788)         436,599
Foreign government securities                       24,195             3,644            (56)          27,783
Domestic corporate securities                    3,344,823           100,761        (55,682)       3,389,902
Mortgage-backed securities:
  Residential mortgage-backed                    1,064,561             4,001       (122,972)         945,590
  Commercial mortgage-backed                       347,765               525       (125,934)         222,356
Non-mortgage asset-backed securities:
  Collateralized debt obligations                  122,102                74        (94,662)          27,514
  Other                                            103,502             1,260         (3,491)         101,271
Foreign corporate securities                       723,859            26,671         (7,800)         742,730
------------------------------------------------------------------------------------------------------------
Total debt securities                      $     6,287,120     $     142,653   $   (430,621) $     5,999,152
============================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The amortized cost and estimated fair values of investments in debt securities at December 31, 2010, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on mortgage-backed and non-mortgage, asset-backed securities, such securities have not been displayed in the table below by contractual maturity.

=====================================================================================
                                                 AMORTIZED             ESTIMATED
                                                   COST                FAIR VALUE
-------------------------------------------------------------------------------------
Due in one year or less                      $         171,414     $          176,535
Due after one year through five years                  961,668              1,010,237
Due after five years through ten years               3,021,156              3,183,215
Due after ten years                                  1,425,373              1,420,563
Mortgage-backed securities:
  Residential mortgage-backed                          917,474                885,946
  Commercial mortgage-backed                           409,462                350,105
Non-mortgage asset-backed securities:
  Collateralized debt obligations                       82,828                 39,422
  Other                                                 38,828                 38,192
-------------------------------------------------------------------------------------
Total debt securities                        $       7,028,203    $         7,104,215
=====================================================================================

EQUITY SECURITIES

The cost, gross unrealized gains and losses, and estimated fair value of investments in available for sale equity securities at December 31 are as follows:

======================================================================================
                                      GROSS UNREALIZED                     ESTIMATED
                COST              GAINS               LOSSES               FAIR VALUE
--------------------------------------------------------------------------------------
2010        $    82,883       $      2,175        $      (5,759)         $      79,299
2009            181,759              8,438               (9,831)               180,366
======================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

MORTGAGE LOANS

The Company's mortgage loan portfolio consists mainly of commercial mortgage loans made to borrowers throughout the United States. All outstanding commercial mortgage loans are collateralized by completed properties. At December 31, 2010, the commercial mortgage loan portfolio had an average remaining life of 5.7 years, with all principal due prior to 2034. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one major metropolitan area are not greater than 20% of the aggregate mortgage loan portfolio balance. No loan to a single borrower represented more than 3.60% of the aggregate mortgage loan portfolio balance. The Company recorded a write down of $5,596 and $5,005 in 2010 and 2009, respectively when it became probable the Company would be unable to collect the total contractual amounts due on certain mortgages. The total contractual mortgage loan balance on which the Company recorded the write down was $11,917 and $14,600 at December 31, 2010 and 2009, respectively.

The Company had mortgage loan restructures in 2010 and 2009 that were considered troubled debt restructurings. The terms of the restructure in 2010 resulted in a charge to earnings of $1,567, which was included in net realized investment losses; the amount of the pre-restructuring contractual loan balance was $12,825. The 2009 restructure did not result in a charge to income and related to a loan balance of $7,465. The Company has no commitments at December 31, 2010 to lend additional funds to mortgagors whose existing mortgage terms have been restructured in a troubled debt restructuring.

The determination of the need for and level of a mortgage valuation allowance is an estimation process, which requires significant management judgment. Management has recorded its best estimate as of the balance sheet date. The ultimate outcome may vary from the Company's current evaluation, and if different outcomes emerge in the future than currently projected, management may change its assessment as to the need for a valuation allowance. Any such change in estimate, which could be significant to income in any single period, would be recorded at the time it becomes evident based on the then available facts and interpretation.

The Company's mortgage loans are located throughout the United States. The following table identifies states with greater than 5% of the commercial mortgage portfolio at December 31:

===================================================
                               2010           2009
---------------------------------------------------
California                     16.7%          13.6%
Texas                           9.4            9.2
Illinois                        7.0            7.1
Ohio                            6.6            5.2
Kansas                          6.4            6.8
New Jersey                      6.2            5.6
Florida                         5.5            7.4
Missouri                        4.8            5.7
===================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:

===================================================
                              2010            2009
---------------------------------------------------
Industrial                    30.2%           30.5%
Office                        25.9            27.1
Retail                        25.6            25.2
Apartment                      9.5             8.8
Other                          8.8             8.4
---------------------------------------------------
  Total                      100.0%          100.0%
===================================================

Valuations are performed on a regular basis using internal models and third party appraisals or data. The Company has $65,074 of mortgages outstanding at December 31, 2010 where the carrying amount of the loan was greater than the estimated value of the collateral. The weighted average loan-to-value percentage for the Company's entire commercial loan portfolio was 61.0% and 58.3% at December 31, 2010 and 2009, respectively.

REAL ESTATE

Real estate investments consisted of the following at December 31:

=======================================================================================
                                                             2010              2009
---------------------------------------------------------------------------------------
Real estate                                             $       89,630    $      22,373
Accumulated depreciation                                       (38,564)          (6,445)
---------------------------------------------------------------------------------------
Net real estate held for the production of income       $       51,066    $      15,928
---------------------------------------------------------------------------------------
Real estate held-for-sale                               $            -    $      47,263
Accumulated depreciation                                             -           26,074)
---------------------------------------------------------------------------------------
Net real estate held-for-sale                           $            -    $      21,189
=======================================================================================

Depreciation expense on investments in real estate, which is netted against rental income and included in net investment income, totaled $2,323, $300 and $2,721 for the years ended December 31, 2010, 2009 and 2008, respectively. There were no impairments required to be recognized on real estate in 2010, 2009 or 2008. In 2010 and 2009 the Company acquired real estate owned properties with a fair value of $18,000 and $7,000, respectively, which had previously been collateral for mortgage loans. These transactions were accomplished through a deed in lieu of foreclosure and accordingly involved no cash payments and are not included in the consolidated statements of cash flows.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Real estate investments were categorized as follows at December 31:

=======================================================================================================
                                                                 2010                      2009
                                                       ------------------------------------------------
                                                         AMOUNT       PERCENT      AMOUNT       PERCENT
-------------------------------------------------------------------------------------------------------
Real estate held for the production of income:
  Office                                               $   32,309       63.3%    $   12,163       76.4%
  Land                                                      3,766        7.4          3,765       23.6
  Retail                                                      694        1.3              -          -
  Industrial                                               14,297       28.0              -          -
-------------------------------------------------------------------------------------------------------
Total real estate investments                          $   51,066      100.0%    $   15,928      100.0%
=======================================================================================================
Real estate held-for-sale(1):
  Office                                               $        -          -%    $   20,092       94.8%
  Retail                                                        -          -          1,097        5.2
-------------------------------------------------------------------------------------------------------
Total real estate investments                          $        -          -%    $   21,189      100.0%
=======================================================================================================

(1) In 2010 the Company decided to discontinue actively marketing certain real estate properties and reclassified them to held for production of income.

SHORT-TERM INVESTMENTS

The details of short-term investments at amortized cost, which approximates fair value as of December 31, are as follows:

================================================================
                                           2010          2009
----------------------------------------------------------------
Domestic corporate securities          $        -    $     4,569
Certificates of deposit                       994          3,497
----------------------------------------------------------------
Total short-term investments           $      994    $     8,066
================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

EQUITY IN UNCONSOLIDATED AFFILIATES

The carrying value, ownership percentage and summarized financial information of significant unconsolidated affiliates for the years ended and at December 31 are set forth in the table below:

===========================================================================================================
         NAME OF AFFILIATE                    CUNA MUTUAL                    CUNA MUTUAL SHARE OF NET
         AND THE COMPANY'S                  CARRYING VALUE                   INCOME (LOSS), AFTER TAX
       OWNERSHIP PERCENTAGE               2010           2009             2010         2009        2008
-----------------------------------------------------------------------------------------------------------
CMG Mortgage Insurance
  Company (50%)                     $     95,032     $    109,650     $    (8,951) $    (6,070) $     4,233
CMG Mortgage Assurance
  Company (50%)                            8,071           11,823          (2,388)      (1,412)         (94)
CMG Mortgage Reinsurance
  Company (50%)(1)                             -                -               -            -           48
All other affiliates (various
  ownership percentages)                   2,002            4,356            (722)      (1,358)       1,743
-----------------------------------------------------------------------------------------------------------
Total                               $    105,105     $    125,829     $   (12,061) $    (8,840) $     5,930
===========================================================================================================

(1) In 2009 CMG Mortgage Reinsurance Company became a wholly-owned subsidiary of CMG Mortgage Assurance Company.

The total assets and liabilities for significant unconsolidated affiliates at December 31, 2010 and 2009 are set forth in the table below:

====================================================================================================
                                         ASSETS       LIABILITIES          ASSETS        LIABILITIES
                                         2010             2010              2009             2009
----------------------------------------------------------------------------------------------------
CMG Mortgage Insurance Company       $    387,018     $   196,953       $    406,167     $   186,867
CMG Mortgage Assurance Company             51,146          35,003             47,704          24,058
====================================================================================================

LIMITED PARTNERSHIPS

The Company accounts for its investments in limited partnerships using the equity method. Accordingly, the Company's investments in these limited partnerships are carried at cost plus or minus the Company's equity in the undistributed earnings or losses as reported by the partnerships. As a result of normal delays in the reporting of results by the partnerships, the Company generally records its equity interests on a one quarter lag basis, which means the partnership results for the fourth quarter are not recorded until the first quarter of the following year.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The cost and carrying values of limited partnerships by type were as follows at December 31:

==========================================================================================
                                          2010                            2009
                                 COST       CARRYING VALUE       COST       CARRYING VALUE
------------------------------------------------------------------------------------------
Energy funds                  $   43,917    $       38,910    $   25,764    $       20,800
Mezzanine                        163,234           159,976       155,846           147,144
Private equity                   201,300           186,668       186,223           162,000
Real estate                       72,261            36,306        56,737            23,084
------------------------------------------------------------------------------------------
Total limited partnerships    $  480,712    $      421,860    $  424,570    $      353,028
------------------------------------------------------------------------------------------

The Company funded additional investments in limited partnerships of $96,692 in 2010 and $98,532 in 2009, respectively. See Note 13 for further discussion on the Company's funding commitments to limited partnerships.

As a general rule, the limited partnerships owned were designed to be liquidated in eight to twelve years after full funding at the discretion of the general partners, and investors do not have the option to redeem their interests. For the Company's investments, most of the liquidations are expected to occur between 2013 and 2020.

NET INVESTMENT INCOME

Sources of net investment income for the years ended December 31 are summarized as follows:

======================================================================================
                                                 2010           2009          2008
--------------------------------------------------------------------------------------
Gross investment income (loss):
  Debt securities, available for sale         $  376,892    $   350,737    $   323,342
  Equity securities, available for sale            2,037          6,116         11,237
  Mortgage loans                                  47,964         45,380         45,456
  Real estate                                     10,496         11,044         15,774
  Policy loans                                     6,843          7,193          7,106
  Limited partnerships
    Equity in change in market value              12,685        (27,886)       (47,226)
    Equity in other income                        25,664         20,357         12,285
  Derivative financial instruments                   929          1,158            673
  Short-term investments and other                 5,497          5,576         11,047
--------------------------------------------------------------------------------------
Total gross investment income                    489,007        419,675        379,694
Investment expenses                              (25,959)       (22,061)       (30,084)
--------------------------------------------------------------------------------------
Net investment income                         $  463,048    $   397,614    $   349,610
======================================================================================

Additional net investment income of $7,714, $15,991 and $23,042 in 2010, 2009 and 2008, respectively, has been included with the results of discontinued operations. See Note 14 for a detailed discussion.

Limited partnerships generally carry their investments at fair value. Changes in market value are a component of the results of operations reported by the partnerships and are therefore included in the Company's recorded share of income. This accounting policy contributes to potentially significant fluctuations in the operating results

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

of the Company's interests in limited partnerships. In addition, determinations of the fair value of such investments by the limited partnerships are highly judgmental given the nature of the investments held by these limited partnerships, the fact that observable market data is frequently not available, and the current market conditions, which are still generally illiquid. Accordingly, the values assigned are subject to risks of variability. See discussion of "Fair Value Measurement" which is included in this Note.

The Company's equity in the change in market value of its limited partnerships for each of the past three years, by partnership type is summarized below:

======================================================================================
                                               2010            2009           2008
--------------------------------------------------------------------------------------
Energy funds                               $        (42)   $    (4,012)   $       (480)
Mezzanine                                         5,443         (3,585)         (2,961)
Private equity                                    9,591        (16,434)        (15,905)
Real estate                                      (2,307)        (8,802)        (23,132)
Other                                                 -          4,947          (4,748)
--------------------------------------------------------------------------------------
Total change in equity in market value     $     12,685    $   (27,886)   $    (47,226)
======================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NET REALIZED INVESTMENT LOSSES

Realized investment losses for the years ended December 31 are summarized as follows:

=====================================================================================================
                                                               2010           2009           2008
-----------------------------------------------------------------------------------------------------
Debt securities:
  Gross gains on sales                                     $    77,041   $     129,196  $      40,250
  Gross losses on sales                                        (22,511)        (25,717)       (42,283)
  Other                                                          8,934          (4,103)        (6,992)
  Other than temporary impairment losses                       (98,901)       (204,178)      (421,853)
Equity securities:
  Gross gains on sales                                          10,563           7,835         23,240
  Gross losses on sales                                         (6,804)        (18,232)       (21,531)
  Other                                                          1,802          (3,212)        (1,436)
  Other than temporary impairment losses                          (825)        (31,206)       (19,182)
Real estate                                                     (5,001)          1,158         31,194
Mortgage loans:
  Other                                                          2,279           6,562         (1,593)
  Other than temporary impairment losses                        (5,596)         (5,005)             -
Derivative financial instruments                                 4,018         (59,224)       (23,367)
Derivative financial instruments - embedded                    (20,283)         (8,367)        (5,424)
Other                                                              488          (2,647)       (13,429)
-----------------------------------------------------------------------------------------------------
Net realized investment losses                             $   (54,796)  $    (217,140) $    (462,406)
=====================================================================================================

Proceeds from the sale of debt securities were $1,821,819, $2,760,979 and $982,121 in 2010, 2009 and 2008, respectively. Proceeds from the sale of equity securities were $167,258, $59,010 and $287,143 in 2010, 2009 and 2008, respectively.

Additional net realized investment gains of $3,042, $131,919 and $1,623 in 2010, 2009 and 2008, respectively, have been reported in the results of discontinued operations. See Note 14.

OTHER-THAN-TEMPORARY INVESTMENT IMPAIRMENTS

Investment securities are reviewed for other-than-temporary impairment on an ongoing basis. The Company creates a watchlist of securities based largely on the fair value of an investment security relative to its amortized cost. When the fair value drops below 95% of the Company's cost, the Company monitors the security for impairment. When the fair value drops below 80% of the Company's cost or amortized cost or the potential impairment is greater than $1,000, the Company performs a full analysis to determine if the decline in fair value qualifies as an other-than-temporary impairment. The determination of other-than-temporary impairment requires significant judgment on the part of the Company and depends on several factors, including, but not limited to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

  o  The existence of any plans to sell the investment security.

  o  The duration and extent to which fair value has been less than book value.

  o The reason for the decline in fair value (credit concerns, interest rates, etc.).

  o The financial condition and near term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and implications of rating agency actions.

  o The Company's intent to retain its investment in debt securities for a period of time sufficient to allow for an anticipated recovery in fair value.

  o The Company's intent and ability to retain its investment in equity securities for a period of time sufficient to allow for an anticipated recovery in fair value.

  o The Company's ability to recover all amounts due according to the contractual terms of the agreements.

  o The Company's collateral position, in the case of bankruptcy or restructuring.

Determinations of other-than-temporary impairments are made by a combination of financial accounting and investment professionals after consideration of all of the relevant factors, including but not limited to those noted above. These determinations are estimates which are subject to risks and uncertainties of variability. The Company's best estimate of expected future cash flows used to determine the credit loss amount on its debt securities is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the security. The Company's best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical default and recovery rates, credit ratings, current delinquency rates, and loan-to-value ratios. In addition, for securitized debt securities, the Company considers factors including, but not limited to, commercial and residential property value declines that vary by property type and location and average cumulative collateral loss rates that vary by vintage year. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries. In addition, projections of expected future debt security cash flows may change based upon new information regarding the performance of the issuer and/or underlying collateral.

For impaired debt securities (i.e. debt securities whose fair value is less than amortized cost), where either the Company has the intent to sell the securities before the fair value recovers or the Company believes it is more likely than not that it will be required to sell the securities before the fair values recovers, the impairment is determined to be an other-than-temporary impairment ("OTTI"). At the time such determination is made, the Company records a realized loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis.

For impaired debt securities, where the Company does not have the intent to sell or does not believe it is more likely than not that it will be required to sell such debt securities, but where the Company believes it is probable it will not recover its amortized cost, the difference between the fair value and amortized cost is an OTTI. For these impairments, starting on April 1, 2009 with the adoption of FASB ASC 320, Investments--Debt and Equity Securities the Company must bifurcate that portion of the loss that is attributable to credit and that portion which is considered non-credit. The credit portion of the OTTI is the difference between the present value of the expected future cash flows and amortized cost. The gross OTTI is displayed on the statement of operations, with the non-credit portion subtracted and reallocated to accumulated other comprehensive loss, resulting in only the credit portion of the OTTI being charged to income.

For certain securitized financial assets with contractual cash flows, the Company is required to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an OTTI charge is recognized. The Company also considers its intent to retain a temporarily impaired security until recovery. Estimating future cash flows is a judgment process involving both quantitative and qualitative factors. Such determinations incorporate

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

A rollforward of the amount of the credit component of OTTI related to debt securities recognized in retained earnings is presented in the following table:

================================================================================================
                                                                     2010              2009
                                                                  CREDIT OTTI       CREDIT OTTI
------------------------------------------------------------------------------------------------
Beginning balance of credit losses on debt securities at
  January 1, 2010 and April 1, 2009                             $     (392,726)   $     (439,879)
Additions for credit impairments recognized on:
  Securities not previously impaired                                   (26,934)          (75,531)
  Securities previously impaired                                       (71,967)          (50,225)
Reductions for credit impairments previously recognized:
  Securities that matured or were sold during the period               129,266           172,909
------------------------------------------------------------------------------------------------
Ending balance at December 31                                   $     (362,361)   $     (392,726)
================================================================================================

As shown in the table on the next page the vast majority of the Company's charges for other-than-temporary impairments have been attributable to residential mortgage-backed securities and, to a lesser extent, commercial mortgage-backed securities and non-mortgage, asset-backed securities and other securities. The significant provision for these losses over the past three years, and particularly in 2008, is due to a number of significant factors and downward trends in the general economy and financial markets, which have negatively affected the values of virtually all financial investments. The most significant factor contributing to the losses in 2010, 2009 and 2008 is the severe decrease in residential real estate values.

For those equity securities where the decline in the fair value is deemed to be OTTI, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost basis of the security. The previous cost basis less the amount of the estimated impairment becomes the security's new cost basis. The Company asserts its intent and ability to retain those equity securities deemed to be temporarily impaired until the price recovers. Once identified, these securities are systematically restricted from trading.

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2010. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary, as new facts emerge and a greater understanding of economic trends develop. However, interpreting the effects and extent of the current market turmoil--particularly the decline in residential home values, the nature and effect of the government's actions, the overall employment trends, and the availability of credit--is a very complex estimation process and the predictive usefulness of historical trends is not known. Consistent with the Company's past practices, additional loss provisions will be recorded as appropriate and as determined by the Company's regular monitoring procedures of additional facts. In light of the variables involved, such additional provisions could be material.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table identifies the Company's other-than-temporary impairments by type of investment as of December 31:

================================================================================================
                                                   2010              2009              2008
------------------------------------------------------------------------------------------------
Domestic corporate securities                 $       (5,458)   $      (18,650)   $      (27,590)
States and political subdivisions                          -                 -               (27)
Mortgage-backed securities:
  Residential mortgage-backed
    Prime                                             (3,303)          (16,241)             (844)
    Alt-A                                            (18,183)          (87,463)         (120,608)
    Sub-prime                                        (13,843)          (19,902)          (59,871)
    Other                                                (94)             (203)           (3,995)
Commercial mortgage-backed                           (30,018)              (30)                -
Non-mortgage asset-backed securities
    Collateralized debt obligations                  (28,002)          (34,025)         (199,968)
    Other                                                  -           (27,664)           (1,113)
Foreign corporate securities                               -                 -            (7,837)
------------------------------------------------------------------------------------------------
Total debt securities                                (98,901)         (204,178)         (421,853)
Equity securities                                       (825)          (31,206)          (19,182)
Mortgage loans                                        (5,596)           (5,005)                -
------------------------------------------------------------------------------------------------
Total other than temporary
  impairment losses                           $     (105,322)   $     (240,389)   $     (441,035)
================================================================================================

NET UNREALIZED INVESTMENT GAINS (LOSSES)

The components of net unrealized investment gains (losses) included in accumulated other comprehensive loss at December 31 were as follows:

================================================================================================
                                                   2010              2009              2008
------------------------------------------------------------------------------------------------
Debt securities                               $       76,012    $     (287,968)   $     (766,535)
Equity securities                                     (3,584)           (1,393)          (57,408)
Derivatives                                           10,090            10,189            49,066
Deferred policy acquisition cost adjustments         (14,202)              423            56,740
Deferred income taxes                                (19,558)           93,320           237,433
Other, including minority interest                   (21,125)           (3,118)           (4,047)
------------------------------------------------------------------------------------------------
Net unrealized investment gains (losses)      $       27,633    $     (188,547)   $     (484,751)
================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table presents fair value and unrealized losses for the Company's available for sale debt securities and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2010.

===========================================================================================================================
                                         MONTHS IN UNREALIZED LOSS POSITION
                                 --------------------------------------------------
                                        LESS THAN                  TWELVE
                                      TWELVE MONTHS           MONTHS OR GREATER                TOTAL
---------------------------------------------------------------------------------------------------------------------------
                                               UNREALIZED                UNREALIZED                UNREALIZED    UNREALIZED
DEBT SECURITIES                  FAIR VALUE       LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS      OTTI LOSSES
---------------------------------------------------------------------------------------------------------------------------
U.S. government and agencies     $   40,525    $      474   $   37,678   $    9,237   $   78,203   $    9,711   $         -
States and political
  subdivisions                      401,479        17,242       12,901        1,415      414,380       18,657             -
Foreign government securities           549            11            -            -          549           11             -
Domestic corporate securities       557,874        20,644      115,403        7,487      673,277       28,131             -
Mortgage-backed securities:
  Residential mortgage-backed       129,715         3,959      168,455       42,272      298,170       46,231        26,522
  Commercial mortgage-backed         32,397           852       97,823       68,265      130,220       69,117        19,288
Asset backed non-mortgage-
  backed securities:
  Collateralized debt
    obligations                           -             -       28,072       43,773       28,072       43,773        23,320
  Other                                   -             -       10,500        1,871       10,500        1,871             -
Foreign corporate securities        125,795         4,066        4,989        1,203      130,784        5,269             -
---------------------------------------------------------------------------------------------------------------------------
Total of debt securities         $1,288,334   $    47,248   $  475,821   $  175,523   $1,764,155   $  222,771   $    69,130
===========================================================================================================================
Equity securities                $   14,827   $     1,843   $    4,043   $    3,916   $   18,870   $    5,759   $         -
===========================================================================================================================
Total temporarily
  impaired securities            $1,303,161   $    49,091   $  479,864   $  179,439   $1,783,025   $  228,530   $    69,130
===========================================================================================================================

At December 31, 2010, the Company owned 364 debt securities with a fair value of $1,764,155 in an unrealized investment loss position. Of these, 124, with a fair value of $475,821, have been in an unrealized loss position for twelve or more months. The $175,523 unrealized loss for debt securities with a loss period twelve months or greater represents an aggregate 26.9% price impairment. The price impairment on the remaining 240 debt securities is 3.5%. The total fair value of debt securities, which reflect an unrealized loss at December 31, 2010 and which are rated "investment grade," is $1,495,906 or 84.5% of the total fair value of all debt securities which reflect an unrealized loss at December 31, 2010. For these purposes "investment grade" is defined by the Company to be securities rated BBB or greater.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

At December 31, 2010, the Company owned 10 equities with a fair value of $18,870 in an unrealized loss position. Of these, 6 with a fair value of $4,043 have been in an unrealized position for more than twelve months; the unrealized loss on these securities represents a 49.2% price impairment.

At December 31, 2010 the Company's commercial mortgage-backed securities ("CMBS") had unrealized losses of $68,265 which had been in a loss position for twelve months or more. The unrealized loss on this portfolio represents a 52.4% price decline. The Company has performed forward-looking stress scenarios on its CMBS portfolio. As of December 31, 2010, based on these analyses, the Company concluded no impairments were required on these holdings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table presents fair value and unrealized losses for the Company's available for sale debt securities and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2009.

===========================================================================================================================
                                         MONTHS IN UNREALIZED LOSS POSITION
                                 --------------------------------------------------
                                        LESS THAN                  TWELVE
                                      TWELVE MONTHS           MONTHS OR GREATER                TOTAL
---------------------------------------------------------------------------------------------------------------------------
                                               UNREALIZED                UNREALIZED                UNREALIZED    UNREALIZED
DEBT SECURITIES                  FAIR VALUE       LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS      OTTI LOSSES
---------------------------------------------------------------------------------------------------------------------------
U.S. government and agencies     $   37,601    $    2,620   $   35,715   $   11,616   $   73,316   $   14,236   $         -
States and political
  subdivisions                      168,620         2,704       42,309        3,084      210,929        5,788             -
Foreign government securities             -             -        1,973           56        1,973           56             -
Domestic corporate securities       661,525        13,391      385,116       42,291    1,046,641       55,682         2,641
Mortgage-backed securities:
  Residential mortgage-backed       482,667        21,705      247,689      101,267      730,356      122,972        62,152
  Commercial mortgage-backed         51,809           444      122,031      125,490      173,840      125,934         6,754
Asset backed non-mortgage-
  backed securities:
  Collateralized debt
    obligations                         207         2,587       27,125       92,075       27,332       94,662        13,800
  Other                                   -             -       28,193        3,491       28,193        3,491             -
Foreign corporate securities        171,699         4,573       34,726        3,227      206,425        7,800             -
---------------------------------------------------------------------------------------------------------------------------
Total of debt securities         $1,574,128    $   48,024   $  924,877   $  382,597   $2,499,005   $  430,621   $    85,347
===========================================================================================================================
Equity securities                $    2,928    $    2,424   $   33,286   $    7,407   $   36,214   $    9,831   $         -
===========================================================================================================================
Total temporarily
  impaired securities            $1,577,056    $   50,448   $  958,163   $  390,004   $2,535,219   $  440,452   $    85,347
===========================================================================================================================

At December 31, 2009, the Company owned 936 debt securities with a fair value of $2,499,005 in an unrealized investment loss position. Of these, 538, with a fair value of $924,877, have been in an unrealized loss position for twelve or more months. The $382,597 unrealized loss for debt securities with a loss period twelve months or greater represents an aggregate 29.3% price impairment. The price impairment on the remaining 398 debt securities is 3.0%. The total fair value of debt securities, which reflect an unrealized loss at December 31, 2009 and which are rated "investment grade," is $2,186,805 or 86.7% of the total fair value of all debt securities which reflect an unrealized loss at December 31, 2009. For these purposes "investment grade" is defined by the Company to be securities rated BBB or greater.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

At December 31, 2009, the Company owned 29 stocks with a fair value of $36,214 in an unrealized loss position. Of these, 21 with a fair value of $33,286 have been in an unrealized position for more than twelve months; the unrealized loss on these securities represents an 18.2% price impairment.

At December 31, 2009 the company's CMBS had unrealized losses of $125,490 which had been in a loss position for twelve months or more. The unrealized loss on this portfolio represents a 72.2% price decline. The Company has performed forward-looking stress scenarios on its CMBS portfolio. As of December 31, 2009, based on these analyses, the Company concluded no impairments were required on these holdings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table summarizes the amortized cost and fair value of the Company's mortgage and asset-backed securities ("structured securities") which have an unrealized loss at December 31, 2010. The table further shows the number of months the structured securities have been in an unrealized loss position and the extent of impairment (percent of impairment=unrealized loss/amortized cost). Also shown is the number of structured securities involved.

=========================================================================================================================
                                                                     FAIR VALUE BY PERCENT OF IMPAIRMENT
                                                     --------------------------------------------------------------------
                                          AMORTIZED                                                            GREATER
                                            COST        TOTAL        UNDER 20%      20-49%        50-80%       THAN 80%
-------------------------------------------------------------------------------------------------------------------------
Residential mortgage-backed:
  Six months or less                   $    133,374  $    129,459  $    129,459  $          -  $          -  $          -
  Greater than six to twelve months             300           256           256             -             -             -
  Greater than twelve months                210,727       168,455       108,340        54,529         5,586             -
-------------------------------------------------------------------------------------------------------------------------
Total residential mortgage-backed           344,401       298,170       238,055        54,529         5,586             -
-------------------------------------------------------------------------------------------------------------------------
  Number of securities                                         61            39            11             9             2
Commercial mortgage-backed:
  Six months or less                         33,249        32,397        32,397             -             -             -
  Greater than twelve months                166,089        97,823        46,146        27,801        23,053           823
-------------------------------------------------------------------------------------------------------------------------
Total commercial mortgage-backed            199,338       130,220        78,543        27,801        23,053           823
-------------------------------------------------------------------------------------------------------------------------
  Number of securities                                         31            13             6             9             3
Collateralized debt obligations
  Greater than twelve months                 71,846        28,072         4,989         8,502        13,774           807
-------------------------------------------------------------------------------------------------------------------------
Total collateralized debt obligations        71,846        28,072         4,989         8,502        13,774           807
-------------------------------------------------------------------------------------------------------------------------
  Number of securities                                         14             1             2             8             3
Other structured securities
  Greater than twelve months                 12,371        10,500         5,581         4,919             -             -
-------------------------------------------------------------------------------------------------------------------------
Total other structured securities            12,371        10,500         5,581         4,919             -             -
-------------------------------------------------------------------------------------------------------------------------
  Number of securities                                          4             3             1             -             -
Total:
  Six months or less                        166,623       161,856       161,856             -             -             -
  Greater than six to twelve months             300           256           256             -             -             -
  Greater than twelve months                461,033       304,850       165,056        95,751        42,413         1,630
-------------------------------------------------------------------------------------------------------------------------
  Total number of securities                                  110            56            20            26             8

  Total                                $    627,956  $    466,962  $    327,168  $     95,751  $     42,413  $      1,630
=========================================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table summarizes the amortized cost and fair value of the Company's mortgage and asset-backed securities which have an unrealized loss at December 31, 2009. The table further shows the number of months the structured securities have been in an unrealized loss position and the extent of impairment (percent of impairment=unrealized loss/amortized cost). Also shown is the number of structured securities involved.

=========================================================================================================================
                                                                     FAIR VALUE BY PERCENT OF IMPAIRMENT
                                                     --------------------------------------------------------------------
                                          AMORTIZED                                                            GREATER
                                            COST        TOTAL        UNDER 20%      20-49%        50-80%       THAN 80%
-------------------------------------------------------------------------------------------------------------------------
Residential mortgage-backed:
  Six months or less                   $    476,185  $    462,195  $    460,151  $        805  $      1,026  $        213
  Greater than six to twelve months          28,187        20,472        17,721           366         2,385             -
  Greater than twelve months                348,956       247,689       140,508        94,816         9,219         3,146
-------------------------------------------------------------------------------------------------------------------------
Total residential mortgage-backed           853,328       730,356       618,380        95,987        12,630         3,359
-------------------------------------------------------------------------------------------------------------------------
  Number of securities                                        134            77            29            15            13
Commercial mortgage-backed:
  Six months or less                         49,219        48,821        48,821             -             -             -
  Greater than six to twelve months           3,034         2,988         2,988             -             -             -
  Greater than twelve months                247,521       122,031        47,821        33,891        37,513         2,806
-------------------------------------------------------------------------------------------------------------------------
Total commercial mortgage-backed            299,774       173,840        99,630        33,891        37,513         2,806
-------------------------------------------------------------------------------------------------------------------------
  Number of securities                                         41            14             6            13             8
Collateralized debt obligations
  Greater than six to twelve months           2,794           207             -             -            39           168
  Greater than twelve months                119,200        27,125           251        12,388         8,500         5,986
-------------------------------------------------------------------------------------------------------------------------
Total collateralized debt obligations       121,994        27,332           251        12,388         8,539         6,154
-------------------------------------------------------------------------------------------------------------------------
  Number of securities                                         22             1             3             5            13
Other structured securities
  Greater than twelve months                 31,684        28,193        17,844        10,349             -             -
-------------------------------------------------------------------------------------------------------------------------
Total other structured securities            31,684        28,193        17,844        10,349             -             -
-------------------------------------------------------------------------------------------------------------------------
  Number of securities                                          5             3             2             -             -
Total:
  Six months or less                        525,404       511,016       508,972           805         1,026           213
  Greater than six to twelve months          34,015        23,667        20,709           366         2,424           168
  Greater than twelve months                747,361       425,038       206,424       151,444        55,232        11,938
-------------------------------------------------------------------------------------------------------------------------
  Total number of securities                                  202            95            40            33            34

  Total                                $  1,306,780  $    959,721  $    736,105  $    152,615  $     58,682  $     12,319
=========================================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

INVESTMENT CREDIT RISK

The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established exposure limits, diversification standards, and review procedures to mitigate credit risk. The Company's largest ten exposures by fair value to a single credit exposure, other than the United States government or agencies backed by the full faith and credit of the United States government, at December 31, 2010 are as follows:

==========================================================================================
                                            AVERAGE           AMORTIZED
                                         CREDIT RATING          COST           FAIR VALUE
------------------------------------------------------------------------------------------
The National Football League            A+                  $     24,406      $     26,952
Westlb AG                               AA+                       24,314            26,417
Oracle Corp                             A                         24,105            24,275
Unicredit BK Austria AG                 AA                        21,897            22,765
Roche Hldgs Inc                         A+                        21,126            22,579
Washington Mutual Msc Mtge 2005-C1A     AA+                       22,015            22,340
Hardwood Funding LLC                    BBB+                      20,000            22,269
Shell International Fin                 AA+                       20,932            22,222
Apollo Investment Corporation           BBB                       20,000            22,189
JP Morgan Chase & Co                    AA-                       20,937            21,852
------------------------------------------------------------------------------------------
                                                            $    219,732      $    233,860
==========================================================================================

The Company's largest ten unrealized loss positions, other than the United States government or agencies backed by the full faith and credit of the United States government, at December 31, 2010 are as follows:

==========================================================================================
                                          AMORTIZED                            UNREALIZED
                                            COST             FAIR VALUE           LOSS
------------------------------------------------------------------------------------------
G-force LLC 2005-RR2                    $     19,987        $      4,205      $    (15,782)
Morgan Stanley Capital I 2004-RR2             12,420               3,574            (8,846)
Multi Security Asset Trust 2005-RR4A          12,561               5,161            (7,400)
Newport Waves CDO 2007-2A                      9,988               2,763            (7,225)
TIAA Real Estate LTD 2007-C4                  13,020               6,714            (6,306)
Bear Stearns Commer Mtge SEC 2005-T20         15,850              10,628            (5,603)
Crest Ltd 2003-2A                              7,386               2,018            (5,368)
Arcap REIT 2006-RR7                            8,487               3,252            (5,236)
Rutland Rated Investments DRYD-1A             10,000               5,113            (4,887)
Capital Trust Re CDO Ltd 2005-3A              21,116              16,272            (4,860)
------------------------------------------------------------------------------------------
                                        $    130,815        $     59,700      $    (71,513)
==========================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

DERIVATIVE FINANCIAL INSTRUMENTS

Consistent with its asset allocation strategy, the Company utilizes derivative financial instruments to help maximize risk-adjusted investment returns; reduce interest rate risks of long-term assets; manage exposure to various credit, currency and market risks; and manage exposure to various equity and fixed income market sectors. See related disclosures in Note 2, Summary of Significant Accounting Policies - Derivative Financial Instruments, and Fair ValueMeasurement within this Note.

The following table provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments at December 31, 2010:

=========================================================================================================================
                                                                                 BALANCE                       BALANCE
                                     FAIR          NOTIONAL     FAIR VALUE        SHEET      FAIR VALUE         SHEET
                                     VALUE          AMOUNT        ASSETS     CLASSIFICATION  LIABILITIES   CLASSIFICATION
-------------------------------------------------------------------------------------------------------------------------
Derivatives designated as
  hedging instruments:
                                                                             Other invested                Other invested
    Financial futures             $       (218)  $     52,083  $         58  assets          $        276  assets
                                                                             Other invested                Other invested
    Cross currency swaps                (1,203)        27,989         1,789  assets                 2,992  assets
                                                                             Other invested                Other invested
    Interest rate swaps                    (11)        93,500         1,595  assets                 1,606  assets
---------------------------------------------------------------------------                  ------------
Total derivatives designated
  as hedging instruments                (1,432)       173,572         3,442                         4,874
---------------------------------------------------------------------------                  ------------
Derivatives not designated
  as hedging instruments:
                                                                             Other invested                Other invested
    Financial futures                   (1,853)        87,535             -  assets                 1,853  assets
                                                                             Other invested                Other invested
    Credit default swaps                     4          8,000             4  assets                     -  assets
                                                                             Other invested                Other invested
    Purchased option contracts          58,686        448,266        58,686  assets                     -  assets
                                                                             Other invested                Other invested
    Written option contracts           (36,527)           751             -  assets                36,527  assets
---------------------------------------------------------------------------                  ------------
Total derivatives not designated
  as hedging instruments                20,310        544,552        58,690                        38,380
---------------------------------------------------------------------------                  ------------
Total derivative financial
    instruments                   $     18,878   $    718,124  $     62,132                  $     43,254
===========================================================================                  ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments at December 31, 2009:

=========================================================================================================================
                                                                                 BALANCE                       BALANCE
                                     FAIR          NOTIONAL     FAIR VALUE        SHEET      FAIR VALUE         SHEET
                                     VALUE          AMOUNT        ASSETS     CLASSIFICATION  LIABILITIES   CLASSIFICATION
-------------------------------------------------------------------------------------------------------------------------
Derivatives designated as
  hedging instruments:
                                                                             Other invested                Other invested
    Financial futures             $      1,933   $     58,656  $      2,063  assets          $        130  assets
                                                                             Other invested                Other invested
    Cross currency swaps                   589         37,989         1,396  assets                   807  assets
                                                                             Other invested                Other invested
    Interest rate swaps                  3,967         60,845         3,967  assets                     -  assets
---------------------------------------------------------------------------                  ------------
Total derivatives designated
  as hedging instruments                 6,489        157,490         7,426                           937
---------------------------------------------------------------------------                  ------------
Derivatives not designated
  as hedging instruments:
                                                                             Other invested                Other invested
    Financial futures                   (2,653)       305,564           596  assets                 3,249  assets
                                                                             Other invested                Other invested
    Purchased option contracts          70,086        345,974        70,086  assets                     -  assets
                                                                             Other invested                Other invested
    Written option contracts           (51,832)         1,388             -  assets                51,832  assets
---------------------------------------------------------------------------                  ------------
Total derivatives not designated
  as hedging instruments                15,601        652,926        70,682                        55,081
---------------------------------------------------------------------------                  ------------
Total derivative financial
    instruments                   $     22,090   $    810,416  $     78,108                  $     56,018
===========================================================================                  ============

Futures Contracts: Futures contracts are a commitment to purchase or deliver securities or currency in the future at a predetermined price or yield, and are usually settled in cash. When a futures contract is entered into, a margin account is established with the broker based on the requirements of the futures exchange.

The Company utilizes short positions in foreign currency futures to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency futures designated as hedging the foreign currency risk of foreign currency denominated long-term bonds and common stock are classified as foreign currency fair value hedges. The Company assesses the effectiveness of foreign currency fair value hedges based on the changes in fair value attributable to changes in spot prices. The change in the fair value of the foreign currency futures related to the changes in the difference between the spot price and the futures price is excluded from the assessment of hedge effectiveness and recognized in earnings. Based on this assessment of effectiveness, the foreign currency fair value hedges using short foreign currency futures contracts were effective in 2010 and 2009. Ineffectiveness could be present in a hedging relationship even if the assessment of effectiveness shows a highly effective relationship. The ineffectiveness in a fair value hedge is calculated as the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

extent that the change in the fair value of hedging instrument does not offset the change in the fair value of the hedged item.

The Company utilizes short positions in foreign currency futures to hedge a portion of its net assets in its consolidated foreign affiliates from the effects of fluctuations in currency exchange rates and designates these futures as net investment hedges. The Company assesses the effectiveness of the foreign net investment hedges based on the changes in forward exchange rates. When deemed effective, changes in fair value of the foreign currency futures are recorded in accumulated other comprehensive loss. The amounts in accumulated other comprehensive loss will be reclassified into earnings in the same periods during which the hedged forecasted transactions affect earnings. Ineffectiveness could be present in a hedging relationship even if the assessment of effectiveness shows a highly effective relationship. Based on this assessment of effectiveness, the foreign net investment hedge using short foreign currency futures contracts were effective in 2010 and 2009.

Foreign currency futures and equity futures that cannot be designated to specific foreign currency risk are not accounted for under hedge accounting. All changes in the fair value of undesignated foreign currency futures are recorded in net realized investment losses.

Credit Default Swaps : The company purchased a credit default swap in 2010 to protect against credit risk in the domestic corporate debt portfolio. The credit default swap was not designated or accounted for under hedge accounting and as such, all changes in the fair value of this swap were recorded in net realized losses.

Currency Forwards: Currency forward contracts are a commitment to purchase or deliver currency in the future at a predetermined price and time. The Company utilizes short positions in foreign currency forwards to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency forwards designated as hedging the foreign currency risk of foreign currency denominated long-term bonds are classified as foreign currency fair value hedges. The Company assesses the effectiveness of the foreign currency fair value hedge based on the changes in fair value attributable to changes in spot prices. The change in the fair value of the foreign currency futures related to the changes in the difference between the spot price and the futures price is excluded from the assessment of hedge effectiveness and currently recognized in earnings. Based on this assessment of effectiveness, the foreign currency fair value hedges using short foreign currency forward contracts were highly effective in 2010 and 2009. If the foreign currency forwards were not deemed highly effective, the change in fair value of the foreign currency forwards would be recorded in net realized investment losses with no offset from the hedged item. Ineffectiveness could be present in a hedging relationship even if the assessment of effectiveness shows a highly effective relationship. The ineffectiveness in a fair value hedge is calculated as the extent that the change in the fair value of hedging instrument does not offset the change in the fair value of the hedged item.

Foreign currency forwards hedging foreign currency denominated bonds that cannot be designated to specific foreign currency risk are not accounted for under hedge accounting. All changes in the fair value of undesignated foreign currency forwards are recorded in net realized investment losses.

Cross Currency Swaps: Under cross currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between functional currency (U.S. Dollar) fixed or floating rate interest amounts and foreign currency fixed or floating rate interest amounts calculated by reference to agreed upon notional principal amounts. Generally, exchanges of functional currency (U.S. Dollar) and foreign currency notional amounts are made at the initiation and maturity of the contract. The Company uses cross currency swaps to eliminate the variability in functional currency equivalent cash flows of foreign currency denominated debt instruments. The Company designates the cross currency swaps as foreign currency cash flow hedges when the swaps are deemed highly effective. The changes in fair value of the cross currency swaps attributable to the hedged risk is recorded in accumulated other comprehensive loss to an extent it is effective. The amounts in accumulated other comprehensive loss will be reclassified into earnings in the same periods during which the hedged forecasted transactions affect earnings. If the cross currency swaps were not deemed highly effective, the change in fair value of the cross currency swaps would be recorded in net realized investment losses. Based

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

on this assessment of effectiveness, the foreign currency fair value hedges using short foreign currency forward contracts were highly effective in 2010 and 2009.

Interest Rate Swaps: The Company uses interest rate swaps to reduce market risks from changes in interest rates and to properly align the risk characteristics of assets and liabilities. Under interest rate swaps the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. The interest rate swap contracts are entered into pursuant to master agreements that normally provide for a single net payment to be made by one counterparty at each due date.

The Company enters into certain interest rate swaps designated as cash flow hedges. The Company assesses the effectiveness of cash flow hedges based on a comparison of the change in fair value of the actual swap to the change in fair value of a "perfect" hypothetical swap which has terms that identically match the critical terms of the hedged items. Based on this assessment of effectiveness, the cash flow hedges were highly effective in 2010 and 2009. Accordingly, the fair value of the actual swap was recorded at fair value on the balance sheet and accumulated other comprehensive loss was adjusted to the lesser of the actual swap fair value or the hypothetical swap's fair value. If the amount in accumulated other comprehensive loss was limited to the hypothetical swap's fair value, the difference was recorded in net realized investment losses. The amounts in accumulated other comprehensive loss will be reclassified into earnings in the same periods during which the hedged forecasted transactions affect earnings. If the hedges were not deemed highly effective, the change in fair value of the interest rate swaps would be recorded in net realized investment losses with no offset from the hedged items. All changes in the fair value of undesignated interest rate swaps are recorded in net realized investment losses.

The Company enters into certain interest rate swaps designated as fair value hedges. The Company assesses the effectiveness of fair value hedges based on the changes in fair value attributable to changes in the benchmark interest rate. Based on this assessment of effectiveness, the fair value hedges were highly effective in 2010 and 2009. If the hedges were not deemed highly effective, the change in fair value of the interest rate swaps would be recorded in net realized investment losses with no offset from the hedged item. All changes in the fair value of undesignated interest rate swaps are recorded in net realized investment losses.

Options: Options are contracts that grant the purchaser, for a premium payment, the right to receive an amount of money based on a specified formula within a specified period of time. The Company issues market index certificates, equivalent to a written option. In return for the premium received, the Company agrees to pay the participant a percentage of the market price increase of an equity index above an agreed upon strike price at the end of a specified term. The Company mitigates risk from these agreements by purchasing over-the-counter call options with identical terms.

The Company also purchases over-the-counter call options to mitigate the risk of returns offered to policyholders who purchase equity indexed annuities. Net gains (losses) of $12,694, $8,547 and ($13,823) were recorded to net realized investment losses in 2010, 2009 and 2008, respectively.

The Company issues equity-indexed annuity contracts that guarantee a return of principal to the customer and credit interest based on certain indices, primarily the S&P 500 Index. A portion of the premium from each customer is invested in investment grade fixed income securities and is intended to cover the minimum guaranteed value due to the customer at the end of the term. A portion of the premium is used to purchase over-the-counter call options to hedge the potential growth in interest credited to the customer as a direct result of the increases in the related indices.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding embedded derivatives and the offset of the hedged item in an effective hedge for the years ended December 31:

========================================================================================================================

                                                                                                             INCOME
                                                                                                            STATEMENT
                                                                 2010           2009           2008       CLASSIFICATION
------------------------------------------------------------------------------------------------------------------------
Net investment income, reclassed from
  accumulated other comprehensive income (loss):
                                                                                                          Net
                                                                                                          investment
    Interest rate swaps, cash flow hedge                     $      1,118   $      1,424   $        317   income
-------------------------------------------------------------------------------------------------------
Total derivatives reclassed to net investment income                1,118          1,424            317
-------------------------------------------------------------------------------------------------------
Net realized investment gains (losses):
                                                                                                          Operating and
                                                                                                          other
  Currency futures, fair value hedge                                 (770)        (2,279)         1,863   expenses
  Currency futures, ineffectiveness in hedge                          (24)            17            188   Other income
  Currency futures, net investment hedge                                -         17,001              -   Other income
  Currency futures, non-qualifying                                   (604)        (3,604)         1,271   Other income
  Currency forwards, non-qualifying                                     -              -            (14)  Other income
  Credit default swap                                                   4              -              -
  Equity futures, non-qualifying                                   (3,278)       (79,295)       (10,736)  Other income
                                                                                                          Operating and
                                                                                                          other
  Interest rate swaps, fair value hedge                            (3,977)         3,967         (1,706)  expenses
  Interest rate swaps, ineffectiveness in hedge                         -              -           (366)  Other income
  Options, non-qualifying                                          12,667          4,969        (13,867)  Other income
-------------------------------------------------------------------------------------------------------
Total net realized investment gains (losses) on derivatives         4,018        (59,224)       (23,367)
-------------------------------------------------------------------------------------------------------
Accumulated other comprehensive income (loss):
  Currency futures, net investment hedge                            2,903        (29,691)        33,951   Other income
  Cross currency swaps, cash flow hedge                            (1,884)        (7,762)         9,843   Other income
  Interest rate swaps, cash flow hedge                                  -              -          5,408   Other income
-------------------------------------------------------------------------------------------------------
Total accumulated other comprehensive
  income (loss) on derivatives                                      1,019        (37,453)        49,202
=======================================================================================================
Total derivative impact                                      $      6,155   $    (95,253)  $     26,152
=======================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table presents the components of accumulated other comprehensive loss, before income tax, related to cash flow hedges as of December 31:

======================================================================================================
                                                                2010           2009           2008
------------------------------------------------------------------------------------------------------
Unrealized gain on derivatives included in accumulated
  other comprehensive loss as of January 1                  $     10,189   $     49,066   $        181
Gains (losses) deferred in accumulated other comprehensive
  loss on the effective portion of cash flow hedges                1,019        (37,453)        49,202
Amounts reclassified to net investment income                     (1,118)        (1,424)          (317)
------------------------------------------------------------------------------------------------------
Unrealized gain on derivatives included in accumulated
  other comprehensive loss as of December 31                $     10,090   $     10,189   $     49,066
======================================================================================================

The Company estimates that $920 will be reclassed in 2011 from accumulated other comprehensive loss to net investment income as contractual cash flows on cross currency swaps are settled and from cash flows on interest rate swaps designated as cash flow hedges that were terminated in 2010. The Company is hedging its exposure to the variability in future cash flows for a maximum of 9 years on forecasted transactions excluding those transactions related to the payment of variable interest on existing instruments.

The Company is exposed to credit losses in the event of nonperformance by the counterparties to its swap and forward agreements. The Company monitors the credit standing of the counterparties and has entered into cash collateral agreements based on the credit rating of the counterparty. The Company anticipates that the counterparties will be able to fully satisfy their obligations under the contracts given their high credit ratings. The futures contracts are traded on a regulated exchange and, in the opinion of management, have low counterparty risk.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

EMBEDDED DERIVATIVES

The Company issues products that contain embedded derivatives including equity indexed annuities and guarantees contained in variable annuity policies. Such embedded derivatives are required to be separated from their host contracts and accounted for at fair value. The following table presents the fair value of embedded derivatives, which are reported as part of policyholder account balances in the consolidated balance sheets, as of December 31:

==============================================================================================
                                                                     2010              2009
----------------------------------------------------------------------------------------------
Equity indexed annuities                                        $     51,468      $     29,048
Guarantees on variable annuities                                       6,305             8,442
----------------------------------------------------------------------------------------------
Total embedded derivatives                                      $     57,773      $     37,490
==============================================================================================

The change in fair value related to embedded derivatives was ($20,283), ($8,367) and ($5,424) for the years ended December 31, 2010, 2009 and 2008, respectively and was recorded as part of net realized investment losses.

FAIR VALUE MEASUREMENT - RECURRING BASIS

The Company follows the provisions of FASB ASC 820 Fair Value Measurements and Disclosures ("FASB ASC 820"), which defines fair value, establishes a framework for measuring fair value under GAAP, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and enhances disclosures about fair value measurements. FASB ASC 820 provides guidance on how to measure fair value when required under existing accounting standards. The Company does not apply FASB ASC 820 to nonfinancial assets and liabilities as permitted by FASB ASC 820-10-15 and FASB ASC 820-10-50-8A.

FASB ASC 820 establishes a fair value hierarchy that prioritized the inputs to valuation techniques used to measure fair value into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

    o Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date (for example, U.S. Government securities and active exchange-traded equity securities).

    o Level 2: Inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets,
        (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means (for example, certain corporate and municipal bonds and certain preferred stocks).

    o Level 3: Inputs are unobservable inputs reflecting the Company's estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, certain structured securities and privately held investments).

For purposes of applying the provisions of FASB ASC 820, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company's estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In periods of market turmoil the ability to observe prices and inputs may be reduced for many investments, which in turn could cause an investment to be reclassified from Level 1 to Level 2 or from Level 2 to Level 3. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The availability of observable inputs varies by investment. The availability can also be significantly affected by illiquid or disrupted markets such as the market at December 31, 2009 and, to a somewhat lesser extent, at December 31, 2010. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categorizations are reported as having occurred at the end of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized gains and losses and all changes in unrealized gains and losses in the fourth quarter are not reflected in the Level 3 rollforward table.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2010. A transfer into Level 3 during the year ended December 31, 2010 was related to a domestic corporate security and was due to a change in a model using primarily observable inputs to a model using primarily unobservable inputs.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The hierarchy requires the use of market observable information when available for assessing fair value. The following table summarizes the Company's assets and liabilities that are measured at fair value on a recurring basis as of December 31, 2010.

=================================================================================================
ASSETS, AT FAIR VALUE                    LEVEL 1         LEVEL 2         LEVEL 3         TOTAL
-------------------------------------------------------------------------------------------------
Cash equivalents(1)                   $     26,500    $          -    $          -   $     26,500
Debt securities:
  U.S. government and agencies              91,188          90,094               -        181,282
  States and political subdivisions              -         615,968               -        615,968
  Foreign government securities                  -          27,431               -         27,431
  Domestic corporate securities                  -       3,854,072          62,194      3,916,266
  Mortgage-backed securities:
    Residential mortgage-backed                  -         627,654         258,292        885,946
    Commercial mortgage-backed                   -         309,085          41,020        350,105
  Collateralized debt obligations                -               -          39,422         39,422
  Other structured securities                    -          33,095           5,097         38,192
  Foreign corporate securities                   -       1,045,113           4,490      1,049,603
-------------------------------------------------------------------------------------------------
    Total debt securities                   91,188       6,602,512         410,515      7,104,215

Equity securities                           58,939              28          20,332         79,299
Short-term investments                         994               -               -            994
Student loans receivable(2)                      -               -          18,896         18,896
Derivative assets(2)                        (2,072)         20,950               -         18,878
Separate account assets                          -       4,215,651               -      4,215,651
-------------------------------------------------------------------------------------------------
  Total assets                        $    175,549    $ 10,839,141    $    449,743   $ 11,464,433
=================================================================================================

=================================================================================================
LIABILITIES, AT FAIR VALUE               LEVEL 1         LEVEL 2         LEVEL 3          TOTAL
-------------------------------------------------------------------------------------------------
Derivatives embedded in
  annuity contracts                   $          -    $          -    $     57,773   $     57,773
-------------------------------------------------------------------------------------------------
  Total liabilities                   $          -    $          -    $     57,773   $     57,773
=================================================================================================

(1)As of December 31, 2010 excludes $217,412 of cash that is not subject to fair value accounting.
(2)As of December 31, 2010 excludes $22,805 of investments that are not subject to fair value accounting, which are included with Other invested assets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The hierarchy requires the use of market observable information when available for assessing fair value. The following table summarizes the Company's assets and liabilities that are measured at fair value on a recurring basis as of December 31, 2009.

=================================================================================================
ASSETS, AT FAIR VALUE                    LEVEL 1         LEVEL 2         LEVEL 3         TOTAL
-------------------------------------------------------------------------------------------------
Cash equivalents(1)                   $    165,000    $          -    $          -   $    165,000
Debt securities:
  U.S. government and agencies             100,092           5,315               -        105,407
  States and political subdivisions              -         436,599               -        436,599
  Foreign government securities                  -          27,783               -         27,783
  Domestic corporate securities                  -       3,315,834          74,068      3,389,902
  Mortgage-backed securities:
    Residential mortgage-backed                  -         652,191         293,399        945,590
    Commercial mortgage-backed                   -         189,721          32,635        222,356
  Collateralized debt obligations                -               -          27,514         27,514
  Other structured securities                    -          96,194           5,077        101,271
  Foreign corporate securities                   -         742,730               -        742,730
-------------------------------------------------------------------------------------------------
    Total debt securities                  100,092       5,466,367         432,693      5,999,152

Equity securities                          130,303          27,159          22,904        180,366
Mortgage loans(2)                                -               -          50,218         50,218
Short-term investments                       3,497           4,569               -          8,066
Student loans receivable(3)                      -               -          15,845         15,845
Derivative assets(3)                         1,744          20,346               -         22,090
Separate account assets                          -       4,049,659               -      4,049,659
-------------------------------------------------------------------------------------------------
  Total assets                        $    400,636    $  9,568,100    $    521,660   $ 10,490,396
=================================================================================================

=================================================================================================
LIABILITIES, AT FAIR VALUE               LEVEL 1         LEVEL 2         LEVEL 3          TOTAL
-------------------------------------------------------------------------------------------------
Derivatives embedded in
  annuity contracts                   $          -    $          -    $     37,490   $     37,490
-------------------------------------------------------------------------------------------------
  Total liabilities                   $          -    $          -    $     37,490   $     37,490
=================================================================================================

(1)As of December 31, 2009 excludes $195,558 of cash that is not subject to fair value accounting.
(2)As of December 31, 2009, excludes $704.826 of mortgage loans that are not subject to fair value accounting.
(3)As of December 31, 2009 excludes $47,331 of investments that are not subject to fair value accounting, which are included with Other invested assets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

A summary of valuation techniques for classes of financial assets and liabilities by fair value hierarchy level are as follows:

Level 1 Measurements
--------------------
Cash equivalents: Consists of money market funds; valuation is based on the closing price as of the balance sheet date.

U.S. government and agencies: Consists of U.S. Treasury securities and debentures (non-MBS/ABS) issued by agencies of the U.S. government. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Equity securities - common and preferred stock, publicly traded: Consists of U.S. and Canadian exchange traded common and preferred stocks; valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Short-term investments: Consists of U.S. Treasury securities and short-term domestic securities; valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Derivative assets: Exchange traded derivatives (primarily futures and options) that are actively traded and are valued based on quoted prices for identical instruments in markets that are active. Other derivatives are reported in Level 2, as their fair value is based on inputs that are not directly observable and based on certain valuation inputs.

Level 2 Measurements
--------------------
U.S. Government and agencies: Valued based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

States and political subdivisions: Consists of municipal general obligation and revenue bonds for which pricing is determined based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and comparable trades in the municipal bond markets.

Foreign government securities: Consists primarily of Canadian and Australian sovereign and provincial debentures. Valued based on observable inputs such as the applicable market yield curve, market indicated spreads by security rating, and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Domestic corporate securities: Valued based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Residential mortgage-backed securities: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data, such as the U.S. Treasury curve.

Commercial mortgage-backed securities: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data, such as the U.S. Treasury curve.

Non-mortgage asset-backed securities: Valued based on inputs including quoted prices for identical or similar assets in markets that are not active.

Foreign corporate securities: Valued based on observable inputs such as the applicable, country-specific market yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Equity securities - common and preferred stock, publicly traded: Consists of U.S. and Canadian exchange traded common and preferred stocks; valuation is based on observable inputs such as the applicable market yield curve, market indicated spreads by security rating, and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Short-term investments: Consists of U.S. Treasury securities and short-term domestic securities; valuation is based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Derivatives: Consists of derivatives such as interest-rate swaps, currency forwards, and other over the counter derivatives used for hedging purposes. Valuation inputs having a material effect on fair value include market quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives markets. Exchange traded derivatives are reported in Level 1.

Separate account assets: Consists of mutual funds which the Company could redeem its investment in at net asset value per share with the investee.

Level 3 Measurements
--------------------
Foreign government securities: Valued based on unobservable inputs such as quoted prices for similar assets in markets that may not be active.

Domestic corporate securities: Valued based on unobservable inputs such as quoted prices from a third party for identical assets in markets that are not active and/or similar assets in markets that are active.

Residential mortgage-backed securities: Valuation is principally based on unobservable inputs including quoted prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Commercial mortgage-backed securities: Valuation is principally based on unobservable inputs including quoted prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Non-mortgage asset-backed securities: Valuation is principally based on unobservable inputs including quoted prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Foreign corporate securities: Valued based on unobservable inputs such as quoted prices from a third party for identical assets in markets that are not active and/or similar assets in markets that are active.

Equity securities - common and preferred stock, non-publicly traded: Consists of non-public securities primarily acquired in conjunction with investments in limited partnerships. Such investments are initially valued at transaction price and subsequently adjusted when evidence is available to support adjustments. Such evidence includes change in value as a result of public offerings, market comparables, market liquidity, the investees' financial results, sales restrictions, or other items.

Mortgage loans: Consists of commercial mortgage loans; valuation is based on the loan interest rate compared to published rates of similar loans based on type, duration (including prepayment positions), and interest rate and by considering collateral values and credit risk of the borrower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Student loans receivable: Valued based on discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Derivatives embedded in annuity contracts: The Company offers certain variable annuity products with guaranteed minimum benefit riders. These include guaranteed minimum withdrawal benefit ("GMWB") riders and guaranteed minimum accumulation benefit ("GMAB") riders. GMWB and GMAB riders are embedded derivatives, which are measured at fair value separately from the host variable annuity contract. Equity indexed annuities also contain an embedded derivative, the option on a stock index.

The fair value for these embedded derivatives is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. The Company projects cash flows from the derivatives under multiple capital market scenarios using observable risk free rates then includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment. These derivatives may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of the derivatives that could materially affect net income. See Embedded Derivatives within this Note for the impact to net income (loss).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table sets forth the fair values of assets classified as level 3 within the fair value hierarchy at December 31, 2010:

============================================================================================================================
                                                  TOTAL REALIZED/UNREALIZED
                                                  GAIN (LOSS) INCLUDED IN:
                                                -----------------------------
                                                                                      NET
                                     BALANCE                         OTHER         PURCHASES,                      BALANCE
                                    JANUARY 1,                    COMPREHENSIVE   (SALES) AND     TRANSFER IN    DECEMBER 31,
                                      2010         EARNINGS(1)       INCOME       (MATURITIES)     TO LEVEL 3      2010(2)
----------------------------------------------------------------------------------------------------------------------------
Debt securities:
  Domestic corporate securities    $     74,068   $     (5,900)   $      8,586    $   (14,560)   $          -   $     62,194
  Mortgage-backed securities:
    Residential mortgage-backed         293,399        (31,861)         73,317        (76,563)              -        258,292
    Commercial mortgage-backed           32,635        (29,069)         28,552          8,902               -         41,020
  Collateralized debt obligations        27,514        (37,607)         51,182         (1,667)              -         39,422
  Other structured securities             5,077              -           1,121         (1,101)              -          5,097
  Foreign corporate securities                -              -             393            250           3,847          4,490
----------------------------------------------------------------------------------------------------------------------------
    Total debt securities               432,693       (104,437)        163,151        (84,739)          3,847        410,515
Equity securities                        22,904            312            (166)        (2,718)              -         20,332
Mortgage loans                           50,218              -           2,277        (52,495)              -              -
Student loans receivable                 15,845             96               -          2,955               -         18,896
----------------------------------------------------------------------------------------------------------------------------
  Total assets                     $    521,660   $   (104,029)   $    165,262    $  (136,997)   $      3,847   $    449,743
----------------------------------------------------------------------------------------------------------------------------
Derivatives embedded
  in annuity contracts             $     37,490   $     20,283    $          -    $        -     $         -    $     57,773
----------------------------------------------------------------------------------------------------------------------------
  Total liabilities                $     37,490   $     20,283    $          -    $        -     $         -    $     57,773
============================================================================================================================

(1)Included in earnings is amortization of premium/discount, impairments, realized gains and losses and lapses associated with embedded derivatives.
(2)There were no material unrealized gains (losses) for the period included in earnings attributable to the fair value relating to assets and liabilities classified as level 3 that are still held at December 31, 2010.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table sets forth the fair values of assets classified as level 3 within the fair value hierarchy at December 31, 2009:

================================================================================================================================
                                                      TOTAL REALIZED/UNREALIZED
                                                       GAIN (LOSS) INCLUDED IN:
                                                    ---------------------------------
                                                                                           NET
                                       BALANCE                            OTHER         PURCHASES,                     BALANCE
                                      JANUARY 1,                      COMPREHENSIVE    (SALES) AND     TRANSFER IN   DECEMBER 31,
                                        2009         EARNINGS(1)          INCOME       (MATURITIES)     TO LEVEL 3     2009 (2)
--------------------------------------------------------------------------------------------------------------------------------
Debt securities:
  Foreign government securities     $      1,103    $         57     $             -   $    (1,160)     $        -   $         -
  Domestic corporate securities           76,822          (7,694)              5,939        (7,396)          6,397        74,068
  Mortgage-backed securities:
    Residential mortgage-backed          369,621        (115,749)             80,760       (41,233)              -       293,399
    Commercial mortgage-backed            51,729            (222)            (18,756)         (116)              -        32,635
  Collateralized debt obligations         44,591         (42,546)             24,127         1,342               -        27,514
  Other structured securities              7,444              18               2,470         2,260          (7,115)        5,077
  Foreign corporate securities            24,195               -                   9             -         (24,204)            -
--------------------------------------------------------------------------------------------------------------------------------
    Total debt securities                575,505        (166,134)             94,550       (46,306)        (24,922)      432,693
Equity securities                         23,369            (484)             (3,275)        3,261              33        22,904
Mortgage loans                            55,767               -               6,562       (12,111)              -        50,218
Student loans receivable                   8,159          (1,840)                  -         9,526               -        15,845
--------------------------------------------------------------------------------------------------------------------------------
  Total assets                      $    662,800     $  (168,458)    $        97,837   $   (45,630)      $ (24,889)  $   521,660
================================================================================================================================

Derivatives embedded
  in annuity contracts              $     29,123     $     8,367     $             -   $         -       $       -   $    37,490
--------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                 $     29,123     $     8,367     $             -   $         -       $       -   $    37,490
================================================================================================================================

(1) Included in earnings is amortization of premium/discount, impairments, realized gains and losses and lapses associated with embedded derivatives.
(2) There were no material unrealized gains (losses) for the period included in earnings attributable to the fair value relating to assets and liabilities classified as level 3 that are still held at December 31, 2009.

FAIR VALUE MEASUREMENT - NONRECURRING BASIS

Certain assets and liabilities are measured at fair value on a nonrecurring basis; that is, the assets and liabilities are not measured at fair value on an ongoing basis but are subject to fair value adjustments only in certain circumstances. Other than the re-measurement of the Company's equity interest in Producers AG Insurance Group, Inc. in 2010 and 2009 as detailed in Note 15, the Company had no assets or liabilities that required a fair value adjustment as of December 31, 2010 or 2009.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

FAIR VALUE OPTION AND STUDENT LOANS

The Company elected the fair value option with respect to all student loans receivable to better reflect their economics. These loans are included in other invested assets at December 31, 2010 and 2009.

The fair value and the aggregate unpaid principal balance of the Company's student loans for which the fair value option has been elected at December 31, 2010 and 2009 are as follows:

================================================================================================
                                                                           2010           2009
------------------------------------------------------------------------------------------------
Fair value                                                             $    20,629    $   16,768
Aggregate contractual principal and accrued interest outstanding            22,902        19,001
------------------------------------------------------------------------------------------------
Fair value (under) aggregate contractual
  principal and accrued interest outstanding                           $    (2,273)   $   (2,233)
================================================================================================

The fair values of the student loans are estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. In addition, the Company makes assumptions regarding the default rate, prepayment rate and market rate. Loans with similar characteristics are aggregated for purposes of the calculations. The change in the fair value of the loans is included in net realized investment losses in the accompanying consolidated statement of operations. Interest income is recorded on an accrual basis and is included in net investment income. The Company had $4,520 and $1,440 of loans at December 31, 2010 and 2009, respectively that were in repayment status with an immaterial amount of loans greater than 90 days past due in both years.

SECURITIES ON DEPOSIT/ASSETS DESIGNATED

Iowa law requires that assets equal to a life insurer's "legal reserve" must be designated for the Iowa Department of Commerce, Insurance Division. The legal reserve is equal to the net present value of all outstanding policies and contracts involving life contingencies. At December 31, 2010 and 2009, bonds and notes, mortgage loans and policy loans with a carrying value of $6,955,925 and $5,960,101, respectively, were accordingly designated for Iowa. Other regulatory jurisdictions require cash and securities to be deposited for the benefit of policyholders. Pursuant to these requirements, securities with a fair value of $48,225 and $50,370 were on deposit as of December 31, 2010 and 2009, respectively.

A subsidiary of the Company entered into a one year revolving credit facility agreement with JP Morgan Chase Bank in 2010, to which the Company serves as guarantor. The Company, as guarantor, is required to comply with financial covenants including a maximum ratio of total debt to policyholders' surplus, a minimum statutory risk-based capital ratio, and minimum statutory surplus. As of December 31, 2010 the Company has pledged assets of $38,757 to secure this guarantee. See Note 10, Notes Payable, for a further description of this agreement.

The Company has entered into modified coinsurance agreements, under the terms of which the risk of loss is not sufficiently transferred to the reinsurers. Accordingly, the agreements are accounted for using the deposit method. As part of the agreements the Company is required to manage certain assets according to guidelines contained in the agreements and provide the basis for investment income to be earned and paid to the reinsurers.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

ASSET RESTRICTIONS

At December 31, 2010 and 2009, $40,120 and $42,845 of securities were held in trust, securing an agreement to provide, under certain circumstances, capital support to an unconsolidated affiliate. See Note 13, Commitments and Contingencies--Capital Support Agreement, for a further description of this arrangement.

NOTE 4: INCOME TAX

CUNA Mutual and certain of its domestic subsidiaries file a consolidated life-nonlife federal income tax return. The Company has entered into a tax sharing agreement with its subsidiaries. The agreement provides for the allocation of tax expense between CUNA Mutual and its subsidiaries and is based on each subsidiary's contribution to the consolidated federal income tax liability. The agreement is substantially in accordance with Reg. Section 1.1552-1(a)(1) and1.1502-33(d)(3). The agreement departs from Reg. Section 1.1552-1(a)(1) and 1.1502-33(d)(3) in that subsidiaries which have incurred losses are reimbursed regardless of the utilization of the loss in the current year.

INCOME TAX EXPENSE (BENEFIT) ON CONTINUING OPERATIONS

Income tax expense (benefit) attributable to income (loss) from continuing operations for the years ended December 31 is as follows:

================================================================================
                                             2010           2009         2008
--------------------------------------------------------------------------------
Current tax expense (benefit)            $     7,066    $   (87,693) $    (6,671)
Deferred tax expense (benefit)                22,174         45,836      (84,354)
--------------------------------------------------------------------------------
Total income tax expense (benefit)       $    29,240    $   (41,857) $   (91,025)
================================================================================

The income tax effects of discontinued operations are shown in Note 14.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

RECONCILIATION TO U.S. TAX RATE

Income tax expense (benefit) differs from the amount computed by applying the U.S. federal corporate income tax rate of 35% to income (loss) from continuing operations before income taxes, equity in income (loss) of unconsolidated affiliates and net income (loss) attributable to non-controlling interests due to the items listed in the following reconciliation:

=========================================================================================================
                                                                       2010           2009        2008
---------------------------------------------------------------------------------------------------------
Tax expense (benefit) computed at federal corporate tax rate       $     40,118   $  (40,814) $   (86,086)
Tax-exempt investment income                                             (4,842)      (4,718)      (4,511)
Settlement of prior year taxes                                           (7,333)      (3,425)        (466)
Dividends-received deduction                                             (3,210)      (3,461)      (2,761)
Meals and entertainment                                                     959          553          986
Valuation allowance                                                           -       11,600            -
Foreign operations                                                          (76)         105          (48)
Non-deductible business acquisition costs                                 3,158            -            -
Other, net                                                                  466       (1,697)       1,861
---------------------------------------------------------------------------------------------------------
Total income tax expense (benefit) on
   continuing operations                                           $     29,240   $  (41,857) $   (91,025)
=========================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

DEFERRED INCOME TAXES

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts for income tax purposes. Significant components of the Company's deferred tax assets and liabilities at December 31, 2010 and 2009 are as follows:

===========================================================================================
                                                                2010               2009
-------------------------------------------------------------------------------------------
Deferred tax assets:
  Policy liabilities and reserves                           $    152,054       $    137,102
  Pension and other employee benefits                             93,806             78,314
  Investments                                                     55,475             90,522
  Unearned revenue                                                32,415             42,552
  Loss reserve discounting                                        16,829             12,534
  Accrued expenses                                                31,534             29,161
  Dividends payable to policyholders                              12,829             12,790
  Foreign currency translation                                    13,645             15,005
  Loss carryforwards                                               9,473             14,959
  Unrealized investment losses                                         -             96,720
  Other                                                           18,063             12,199
-------------------------------------------------------------------------------------------
Gross deferred tax assets                                        436,123            541,858
-------------------------------------------------------------------------------------------
Deferred tax liabilities:
  Unrealized investment gains                                     19,558                  -
  Deferred policy acquisition costs                              139,348            147,481
  Deferred and uncollected premium                                10,819              9,000
  Fixed assets and real estate                                     9,826              5,490
  Intangible assets                                               27,300             19,243
  Undistributed net income of unconsolidated affiliates           22,573             29,602
  Other                                                            7,550              8,784
-------------------------------------------------------------------------------------------
Gross deferred tax liabilities                                   236,974            219,600
-------------------------------------------------------------------------------------------
Deferred tax asset, net                                     $    199,149       $    322,258
===========================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

VALUATION ALLOWANCE

The Company determines the need for a valuation allowance for recorded gross deferred income tax assets based on all available evidence, both positive and negative. Sources of taxable income available under the tax law to realize these deferred tax assets, which represent a combination of tax benefits associated with temporary differences and carryforwards, may include (1) future reversals of existing taxable temporary differences, (2) future taxable income exclusive of reversing temporary differences and carryforwards, (3) taxable income in prior carryback years, and (4) tax planning strategies. To qualify as a source of taxable income, tax planning strategies must, besides meeting other tests, be prudent and feasible.

Forming a conclusion with respect to valuation allowances can be difficult in certain circumstances, including situations where there are significant deferred tax assets related to realized and unrealized capital losses, the benefit of which requires the realization of future capital gain taxable income during a carryforward period that is limited by tax law. These determinations are ultimately judgments based on an evaluation of the best facts available at the time. The ultimate outcome could vary from the amounts recorded.

The Company considered the need for a valuation allowance with respect to its gross deferred tax assets, including deferred tax assets that relate to realized and unrealized capital losses recorded in the determination of income and other comprehensive income for financial statement purposes as of December 31, 2010 and 2009 Based on the Company's evaluation the Company had no valuation allowances at December 31, 2010 or 2009. The realization of further investment capital losses in 2011 could generate additional deferred tax assets. The outcome of future determinations would be based on the facts and circumstances at that time and cannot be predicted with certainty.

Income tax expense in 2009 includes $11,600 attributable to an increase in the valuation allowance relating to the deferred tax assets on investment capital losses recorded in the first quarter of 2009. This valuation allowance was released in connection with the implementation of the amendments to FASB ASC 320 on April 1, 2009; however, the release was recorded as an increase to retained earnings and therefore did not reverse the amount recorded in income tax expense on a year-to-date basis. The release of the valuation allowance is related to the reversal of previously recorded other-than-temporary impairments that would not have been recorded under the new guidance. Management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized based on the Company's assessment that the deductions ultimately recognized for tax purposes will be fully utilized.

OTHER TAX ITEMS

As of December 31, 2010 and 2009, the Company had federal capital loss carryforwards of approximately $10,000 and $27,000, respectively; the related tax benefits are approximately $3,500 and $9,000. These carryforwards expire in 2015. As of December 31, 2010 and 2009, the Company had federal operating loss carryforwards of approximately $14,500 and $13,000, respectively; the related tax benefits are approximately $5,000 and $5,000. These carryforwards expire in years 2024 through 2028. As of December 31, 2010 and 2009, the Company had state operating loss carryforwards of approximately $20,000 and $17,400, respectively; the related tax benefits are approximately $900 and $800, respectively. These carryforwards expire in various years through 2026.

The Company generally does not provide U.S. deferred income taxes or foreign withholding taxes on undistributed earnings from foreign affiliates since the earnings are intended to be reinvested indefinitely. However, as disclosed in
Note 14, the Company announced in January 2011 that it will be selling its Australian business operations. In connection with this plan the Company recorded a deferred tax liability of approximately $4,000 related to the undistributed earnings in its Australian subsidiaries most of which relates to earnings of prior years.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

UNRECOGNIZED TAX BENEFITS

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

===============================================================================================
                                                                          2010          2009
-----------------------------------------------------------------------------------------------
Balance at January 1                                                  $   58,486     $   62,449
  Reductions based on tax positions related to the current year           (2,640)        (2,390)
  Additions for prior years' tax positions                                   611          3,343
  Reductions for prior years' tax positions                               (9,912)        (4,123)
  Reductions for settlements                                                 (85)             -
  Reductions for expiration of statutes                                   (2,947)          (793)
-----------------------------------------------------------------------------------------------
Balance at December 31                                                $    43,513    $   58,486
===============================================================================================

Included in the balance of unrecognized tax benefits at December 31, 2010 and 2009 are $28,765 and $33,250, respectively, of unrecognized tax benefits that, if recognized would affect the effective income tax rate in future periods. The statute of limitations relating to certain tax years may close in 2011. Management does not anticipate that the closing of any statute of limitation will result in a material change in its uncertain tax benefits.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits as part of the income tax provision. During the years ended December 31, 2010 and 2009, the Company recognized approximately ($534) and ($2,448) in interest and penalties, respectively. The Company had accrued $23,963 and $24,497 for the payment of interest and penalties at December 31, 2010 and 2009, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. For the major jurisdictions where it operates, the Company is generally no longer subject to income tax examinations by tax authorities for years ended before December 31, 2005 for CUNA Mutual and subsidiaries and December 31, 2005 for CUNA Mutual Life Insurance Company ("CMLIC") and subsidiaries. However, the statutes remain open for years ended after December 31, 1997 for CMLIC and subsidiaries. CUNA Mutual and CMLIC merged on December 31, 2007. For tax purposes the merger was effective January 1, 2008.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NOTE 5: REINSURANCE

The Company enters into reinsurance agreements to reduce overall risk, including exposure to large losses and catastrophic events. The Company retains the risk of loss in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements. The Company also assumes insurance risk that was directly written by other insurance entities.

The effects of reinsurance on premiums and on claims, benefits, and losses incurred for the years ended December 31 are as follows:

==================================================================================================================================
                                             2010                               2009                               2008
----------------------------------------------------------------------------------------------------------------------------------
                                    LIFE &         PROPERTY &          LIFE &         PROPERTY &           LIFE &       PROPERTY &
                                    HEALTH          CASUALTY           HEALTH          CASUALTY            HEALTH        CASUALTY
                                  INSURANCE        INSURANCE         INSURANCE        INSURANCE           INSURANCE     INSURANCE
----------------------------------------------------------------------------------------------------------------------------------
Premiums:
  Direct                          $ 1,238,125      $    849,404      $ 1,214,273      $    547,185        $ 1,192,886   $  478,214
  Assumed from ProAg(1)                     -                 -                -           230,708                  -      248,309
  Assumed from non-affiliates           3,023           204,040            3,842           123,762              1,450      160,623
  Ceded to ProAg(1)                         -                 -                -           (65,931)                 -      (66,857)
  Ceded to non-affiliates             (13,992)         (268,637)         (14,974)          (43,093)           (15,932)     (14,235)
----------------------------------------------------------------------------------------------------------------------------------
Net premiums                      $ 1,227,156      $    784,807      $ 1,203,141       $   792,631        $ 1,178,404   $  806,054
==================================================================================================================================

Claims, benefits and
losses incurred:
  Direct                          $   814,077      $    635,952      $   777,237       $   380,125        $   727,628   $  252,270
  Assumed from ProAg(1)                     -                 -                -           228,681                  -      203,466
  Assumed from non-affiliates           1,437           127,264            1,063            93,942                758      127,712
  Ceded to ProAg(1)                         -                 -                -           (62,309)                 -      (49,828)
  Ceded to non-affiliates             (12,584)         (183,583)         (11,468)          (34,277)           (12,735)      (8,912)
----------------------------------------------------------------------------------------------------------------------------------
Net claims, benefits and losses   $   802,930      $    579,633      $   766,832       $   606,162        $   715,651   $  524,708
==================================================================================================================================

(1) Through October 30, 2009, the date Producer's AG Insurance Group, Inc. ("ProAg") became a 100%-owned subsidiary (see Note 15).

The balance of reinsurance recoverables at December 31, 2010 and 2009 was $259,351 and $230,525, respectively. These balances are subject to uncertainties similar to the estimates of the gross reserves for claims and policy benefits and loss and loss adjustment expenses. The collection of the balances is also subject to risks. The Company evaluates the risks to collection of these balances in determining the need to establish an allowance for uncollectible reinsurance. In making this determination, the Company considers, among other factors, the credit rating of the reinsurers, its past collection experience, the aging of balances, and any known credit concerns or disputes over contract interpretations. The aggregate recoverable balance of three of the largest reinsurers was $193,262 and $174,191 at December 31, 2010 and 2009, respectively. Included among

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

the balances from these three reinsurers is $42,194 and $30,286 due from the Federal Crop Insurance Corporation ("FCIC") under a crop reinsurance contract with the FCIC, an entity of the Department of Agriculture of the U.S. government. Based on the Company's evaluation an immaterial allowance for uncollectible reinsurance balances was established at December 31, 2010 and 2009.

NOTE 6: DEFERRED POLICY ACQUISITION COSTS

A summary of the deferred policy acquisition costs ("DAC") deferred and amortized at and for the year ended December 31, 2010 and 2009 is shown in the following table:

==============================================================================================================
                                                             2010                            2009
--------------------------------------------------------------------------------------------------------------
                                                    LIFE AND      PROPERTY AND      LIFE AND      PROPERTY AND
                                                     HEALTH         CASUALTY          HEALTH        CASUALTY
                                                   INSURANCE       INSURANCE        INSURANCE      INSURANCE
--------------------------------------------------------------------------------------------------------------
Balance at beginning of year                       $  563,571     $     24,602     $   634,239    $     19,622
  Policy acquisition costs deferred                   247,491          132,196         270,802          69,851
  Policy acquisition costs amortized
    and adjustments for changes in
    life and health gross profit assumptions         (273,992)        (129,140)       (265,644)        (64,871)
  DAC Effect of change in net unrealized gains
    (losses) on securities available for sale         (27,071)               -         (75,826)              -
--------------------------------------------------------------------------------------------------------------
Balance at end of year                             $  509,999     $     27,658     $   563,571    $     24,602
==============================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NOTE 7: LIABILITY FOR CLAIM RESERVES

The following table presents activity relating to unpaid claim and claim adjustment expense reserves for property and casualty and certain accident and health insurance policies:

================================================================================================================
                                                        2010                                  2009
----------------------------------------------------------------------------------------------------------------
                                           ACCIDENT AND       PROPERTY AND       ACCIDENT AND       PROPERTY AND
                                              HEALTH            CASUALTY           HEALTH             CASUALTY
                                            INSURANCE          INSURANCE          INSURANCE          INSURANCE
----------------------------------------------------------------------------------------------------------------
Balance as of January 1                    $    393,974       $    431,140       $    399,178       $    415,816
  Less experience refunds liability              36,474              6,375             50,664              5,241
  Less reinsurance recoverables                   6,330             64,015              6,277             47,662
----------------------------------------------------------------------------------------------------------------
Net balance as of January 1                     351,170            360,750            342,237            362,913
----------------------------------------------------------------------------------------------------------------
Incurred, net of reinsurance
  recoverable, related to:
    Current year                                233,557            595,253            234,990            579,160
    Prior years                                  26,422            (15,620)             9,124             29,857
----------------------------------------------------------------------------------------------------------------
Total incurred                                  259,979            579,633            244,114            609,017
----------------------------------------------------------------------------------------------------------------
Paid, net of reinsurance
  recoverable related to:
    Current year                                 78,132            347,973             79,682            333,796
    Prior years                                 163,527            171,449            155,499            277,384
----------------------------------------------------------------------------------------------------------------
Total paid                                      241,659            519,422            235,181            611,180
----------------------------------------------------------------------------------------------------------------
Net balance at December 31                      369,490            420,961            351,170            360,750
  Plus experience refunds liability              29,316             10,694             36,474              6,375
  Plus reinsurance recoverables                   6,159             64,604              6,330             64,015
----------------------------------------------------------------------------------------------------------------
Balance at December 31                     $    404,965       $    496,259       $    393,974       $    431,140
================================================================================================================

For accident and health products the liability for claim reserves from prior years increased by $26,422 and $9,124 in 2010 and 2009, respectively. For property and casualty products, the decrease was $15,620 in 2010 and the increase was $29,857 in 2009.

For accident and health products, the adverse development in 2010 and 2009 of prior year reserves was primarily due to an increase in credit disability coverage reporting period. For property and casualty products, the decrease in 2010 relates to the net of favorable development on the December 31, 2009 crop reserves offset by loss adjustment expenses incurred in 2010 for claims paid primarily on the 2009 crop year. For property and casualty products, the 2009 increase in prior years incurred losses primarily relates to adverse development of December 31, 2008 crop reserves.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NOTE 8: BENEFIT PLANS

The Company has noncontributory defined benefit pension plans covering substantially all full time employees other than employees of CPI Qualified Plan Consultants, Inc. or Producers AG Insurance Group, Inc., both 100% owned subsidiaries of the Company. Certain employees and directors are also eligible for non-qualified defined benefit plans. Retirement benefits are provided using either a traditional or cash balance formula. The traditional formula provides benefits based on compensation and years of service. The cash balance formula utilizes notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits for each account balance. The cash balance formula applies to employees hired after December 31, 2001 for employees not covered under a collective bargaining agreement and September 1, 2005 for employees covered under a collective bargaining agreement and the majority of the benefit obligations relate to the traditional formula. The Company's policy is to fund pension costs as required to meet the minimum funding requirements under the Employee Retirement Income Security Act of 1974. At December 31, 2010 and 2009 $98,346 and $191,558 of the benefit plan assets shown in the table below are invested in the Ultra Series Fund, a family of mutual funds which is managed by an alliance that the Company is party to. (See
Note 2 Mutual Fund Alliance.)

The Company's Board adopted an amendment to freeze the traditional formula portion of the pension plan for non-represented employees, effective August 1, 2009. Employees retain the benefits they have accrued under the grandfathered plans as of the date of the freeze; however, no additional benefits will be accrued under the traditional formula. The effect of this amendment was a $57,578 decrease in the projected benefit obligation. CUNA Mutual continues to accrue future benefits for these employees under the cash balance formula. The Company has postretirement benefit plans which provide certain medical and life insurance benefits to eligible participants and dependents. The cost of postretirement benefits is recognized over the period the employees perform services to earn the benefits. Effective December 31, 2008 retiree health benefits were eliminated for all non-represented employees and those represented employees who had retired prior to June 1, 2005. As discussed in greater detail below, the effect of eliminating these benefits was a pre-tax increase to 2008 income of $121,823.

The measurement date for all benefit plans is December 31.

Amounts recognized in accumulated other comprehensive loss as of December 31, 2010 and 2009 are as follows:

=========================================================================================================
                                                   PENSION BENEFITS         OTHER POSTRETIREMENT BENEFITS
                                                ---------------------------------------------------------
                                                    2010         2009          2010               2009
---------------------------------------------------------------------------------------------------------
Net prior service costs                         $  (18,235)   $  (20,216)   $   (1,315)        $   (1,772)
Net actuarial loss                                 218,494       192,361       (11,437)           (19,614)
---------------------------------------------------------------------------------------------------------
Total recognized in accumulated
  other comprehensive loss, before tax             200,259       172,145       (12,752)           (21,386)
Tax expense                                         69,292        59,424        (4,413)            (7,382)
---------------------------------------------------------------------------------------------------------
Total recognized in accumulated
  other comprehensive loss, net of tax          $  130,967    $  112,721    $   (8,339)        $  (14,004)
=========================================================================================================

The estimated net actuarial loss and prior service costs that will be amortized from accumulated other comprehensive loss into net periodic benefit cost during 2011 for the pension benefit plans are $14,729 and ($1,981), respectively, and for the other postretirement benefit plans are ($633) and ($457), respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table summarizes information about the plans at December 31:

=========================================================================================================
                                                   PENSION BENEFITS         OTHER POSTRETIREMENT BENEFITS
                                                ---------------------------------------------------------
                                                    2010         2009          2010               2009
---------------------------------------------------------------------------------------------------------
Fair value of plan assets                       $  496,001   $   471,171    $    7,805         $    7,157
Benefit obligation                                (674,290)     (616,456)      (51,199)           (42,113)
---------------------------------------------------------------------------------------------------------
Net liability recognized in the
  consolidated balance sheet                    $ (178,289)  $  (145,285)   $  (43,394)        $  (34,956)
=========================================================================================================

The accumulated benefit obligations for the Company's defined benefit pension plans were $627,274 and $573,710 at December 31, 2010 and 2009, respectively.

The following table provides information for the plans for the years ended December 31:

======================================================================================================
                                         PENSION BENEFITS                    OTHER BENEFITS
                                 ---------------------------------------------------------------------
                                    2010        2009        2008        2010        2009        2008
------------------------------------------------------------------------------------------------------
Pension and other benefits:
  Employer contributions         $  19,363   $  57,374   $   3,402   $   1,319   $   1,371   $   7,520
  Benefit payments                  36,624      34,589      37,375       1,319       1,371       7,520
  Net periodic benefit cost         23,429      31,428      11,014       1,123         998      10,963
  Settlement gain                        -           -           -           -           -      75,101
  Curtailment gain                       -       1,629           -           -         247      46,722
======================================================================================================

The pension benefit costs for 2009 include recognition of a curtailment gain of $1,629. The postretirement benefit costs for 2009 include recognition of a curtailment gain of $247. These curtailment gains result from workforce reductions.

The postretirement benefit costs for 2008 include recognition of a curtailment gain of $46,722. This curtailment gain is the result of the suspension of the Company's retiree health benefits for employees not represented under a collective bargaining agreement, effective December 31, 2008. Subsequently, retiree health benefits were eliminated for those non-represented employees and retirees as well as represented employees who retired prior to June 1, 2005. This resulted in a settlement gain of $75,101 recorded as a reduction to 2008 operating expenses in the consolidated 2008 statement of operations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

In the table below, information is presented as of December 31 for those pension plans for which the accumulated benefit obligation exceeds the fair value of plan assets.

=====================================================================================
                                                        2010                  2009
-------------------------------------------------------------------------------------
Projected benefit obligation                         $  674,290             $ 616,456
Accumulated benefit obligation                          627,274               573,710
Fair value of plan assets:
  Debt securities                                    $  390,453             $ 330,377
  Equity securities                                      74,561               128,226
  All other investments                                  30,987                12,568
-------------------------------------------------------------------------------------
Total fair value of plan assets                      $  496,001             $ 471,171
=====================================================================================

ACTUARIAL ASSUMPTIONS

CUNA Mutual's actuarial assumptions used to develop pension and other postretirement benefit obligations for the years ended December 31 were as follows:

=========================================================================================================
                                                      PENSION BENEFITS      OTHER POSTRETIREMENT BENEFITS
                                                     ----------------------------------------------------
                                                      2010        2009      2010                     2009
---------------------------------------------------------------------------------------------------------
Discount rate                                         5.5%        6.0%      5.6%                     6.1%
Assumed rate of annual compensation increase          4.1         4.1       4.2                      4.2
=========================================================================================================

The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation is 9.3% reducing to 4.4% by 2066.

CUNA Mutual's actuarial assumptions used to develop pension and other postretirement benefit expenses for the years ended December 31 were as follows:

==============================================================================================================
                                                      PENSION BENEFITS         OTHER POSTRETIREMENT BENEFITS
                                                     ---------------------------------------------------------
                                                      2010        2009       2008      2010      2009     2008
--------------------------------------------------------------------------------------------------------------
Discount rate                                         6.0%        6.6%       5.7%      6.1%      6.6%     6.0%
Assumed rate of annual compensation increase          4.1         4.1        4.1       4.2       4.2      4.2
Expected long-term rate of return on plan assets      7.1         7.4        7.9       7.1       6.2      8.0
==============================================================================================================

In determining the discount rate, the Company used the Citibank Above Median Pension Curve, which is represented by a series of annualized individual discount rates from six months to thirty years. The curve is constructed from the above median option adjusted spreads of AA corporate bonds. The specific curve is constructed by grouping bonds into five maturity zones (1-3yr, 3-7yr, 7-15yr, 15-25yr, and 25yr+) and taking the average spread by maturity zone and using linear interpolation to determine specific rates per period. In

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

determining the expected long-term rate of return on plan assets, the Company used the current investment allocation applied to a long-term historical indexed rate of return for these asset classes.

MEDICARE PART D SUBSIDY

The Medicare Prescription Drug, Improvement and Modernization Act of 2003 introduced a prescription drug benefit under Medicare Part D as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. The effects of the subsidy are reflected in the measurement of the net periodic postretirement benefit costs. The effect of the subsidy for 2010 was a reduction of the postretirement benefit cost of $250 including $175 related to service cost, $290 related to interest cost and ($214) related to recognized net actuarial gain/loss. Comparable figures for 2009 were a reduction of the postretirement benefit cost of $478 including $181 related to service cost, $296 related to interest cost and no costs related to recognized net actuarial gain/loss. The subsidy reduced the 2010 accumulated postretirement benefit obligation by $5,220 compared to $4,767 in 2009. Subsidies received in 2010 and 2009 amounted to $51 and $21, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

ESTIMATED FUTURE BENEFIT PAYMENTS

Estimated future benefit payments for the years ended December 31 are as follows:

==================================================================================================
                                                           OTHER           OTHER           OTHER
                                                          BENEFITS        BENEFITS        BENEFITS
                                          PENSION          BEFORE         MEDICARE          AFTER
                                          BENEFITS         SUBSIDY         SUBSIDY         SUBSIDY
--------------------------------------------------------------------------------------------------
Estimated future benefit payments
    2011                                 $  36,095        $  1,338        $   28        $    1,309
    2012                                    36,956           1,581            38             1,543
    2013                                    38,000           1,852            51             1,801
    2014                                    39,700           2,176            65             2,111
    2015                                    41,119           2,548            84             2,464
    2016-2020                              234,059          18,221           841            17,380
==================================================================================================

We anticipate making a minimum contribution to the pension plans of approximately $17,000 in 2011 with future amounts to be determined based on future asset performance and liabilities. For other benefits, the employer contribution will be equivalent to the estimated 2011 benefits.

PENSION PLAN ASSETS

The Company's overall investment strategy is to achieve a mix of approximately 80 percent debt related exposure and 20 percent equity exposure. Equity securities primarily include investments in large-cap and mid-cap mutual funds primarily located in the United States. Debt related securities primarily include investment grade corporate bond funds. The Company limits its concentrations of risk by diversifying its plan assets through investment in funds rather than individual holdings. The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate risk.

The Company directly ties market performance into the key pension assumption related to discount rate. Overall investment strategy is intended to match market asset movements with discount rate related liability changes as closely as possible. This strategy is intended to limit the range of contributions needed by the Company to maintain the plan at minimum funding levels.

CUNA Mutual invests the pension plans' assets with the goal of meeting short and long term obligations, employing optimization techniques to achieve the highest expected return under a target level of portfolio risk. The portfolio risk target is based on the pension plans' funded status, payout features, and participants' characteristics. This methodology takes into account asset class correlations to assure appropriate portfolio diversification. Asset class allocations are allowed to approximate target with a small tolerance to changes in overall portfolio risk. Derivatives may be used to maintain the target allocation.

The expected rates of return and variance for each asset class are derived using statistical techniques based on long-term historical data. Returns and correlations are adjusted slightly to reflect trends and portfolio manager expectations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

CUNA Mutual's pension plan asset allocation at December 31, by asset category, as a percentage of plan assets, and the target allocation, is shown below:

====================================================================================================
                                                                                         2010 TARGET
                                                 2010                   2009             ALLOCATION
----------------------------------------------------------------------------------------------------
Asset category
    Debt securities                              78.7%                  70.1%               80.0%
    Equity securities                            15.0                   27.4                20.0
    Other investments                             6.3                    2.5                   -
----------------------------------------------------------------------------------------------------
    Total                                       100.0%                 100.0%              100.0%
====================================================================================================

The fair value of the Company's pension plan assets by asset category at December 31, 2010 are presented in the following table.

============================================================================================================
PLAN ASSETS, AT FAIR VALUE                       LEVEL 1            LEVEL 2         OTHER            TOTAL
------------------------------------------------------------------------------------------------------------
Cash equivalents                                $   19,399         $      -       $         -      $  19,399
Debt securities                                    328,660            61,793                -        390,453
Equity securities                                   38,007            36,554                -         74,561
------------------------------------------------------------------------------------------------------------
   Total plan assets at fair value                 386,066            98,347                -        484,413
Other assets                                             -                 -           11,588         11,588
------------------------------------------------------------------------------------------------------------
   Total plan assets                            $  386,066         $  98,347      $    11,588      $ 496,001
============================================================================================================

The fair value of the Company's pension plan assets by asset category at December 31, 2009 are presented in the following table.

============================================================================================================
PLAN ASSETS, AT FAIR VALUE                        LEVEL 1           LEVEL 2         OTHER            TOTAL
------------------------------------------------------------------------------------------------------------
Cash equivalents                                $    11,876        $        -     $      -         $  11,876
Debt securities                                     193,257           137,120            -           330,377
Equity securities                                    80,780            47,446            -           128,226
------------------------------------------------------------------------------------------------------------
   Total plan assets at fair value                  285,913           184,566            -           470,479
Other assets                                              -                 -          692               692
------------------------------------------------------------------------------------------------------------
   Total plan assets                            $   285,913        $  184,566     $    692         $ 471,171
============================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

A summary of valuation techniques for classes of pension plan and other benefit assets by fair value hierarchy level are as follows:

Level 1 Measurements
--------------------
Cash equivalents: Consists of money market funds; valuation is based on the closing price as of the balance sheet date.

Debt securities: Consists of actively traded mutual funds that have daily quoted net asset values at which the Company could transact.

Equity securities - common and preferred stock, publicly traded: Consists of U.S. and Canadian exchange traded common and preferred stocks; valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Level 2 Measurements
--------------------
Debt securities: Valuation based on observable inputs such as U.S. Treasury yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Equity securities - common and preferred stock, publicly traded: Consists of U.S. and Canadian exchange traded common and preferred stocks; valuation is based on observable inputs such as the applicable market yield curve, market indicated spreads by security rating, and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Other Assets
------------
Other assets consists primarily of dividends receivable and limited partnerships, which are not part of the fair value hierarchy.

OTHER POST EMPLOYMENT BENEFITS

The Company has a plan to provide severance pay and continuation of certain life and health benefits to qualifying inactive or former employees during the severance period. The Company also provides certain life and health benefits to employees in disability status. The liability for these other post employment benefits was $8,844 and $11,804 at December 31, 2010 and 2009, respectively.

DEFINED CONTRIBUTION PLANS

The Company sponsors thrift and savings plans, which covers substantially all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company contributes an amount equal to a participant's contribution, up to a maximum of 5% of a participant's salary, other than the employees of Producers AG Insurance Group. The Company match is vested according to plan schedules. The Company's contributions for the years ended December 31, 2010, 2009 and 2008 were $11,576, $12,738 and $13,884, respectively.

BENEFIT PLANS FUNDED WITH RABBI TRUSTS

The Company also has a variety of deferred compensation plans for key executives and directors. The accrued liability for these plans was $74,045 and $69,979 as of December 31, 2010 and 2009, respectively, and is included in accounts payable and other liabilities in the consolidated balance sheets. These plans have been partially funded with assets in Rabbi trusts. Assets placed in trust also include amounts deposited to fund certain qualified defined benefit plans which are excluded from the determination of the accrued liability. The total amounts held in the Rabbi trusts were $58,055 and $58,621 at December 31, 2010 and 2009, respectively. These assets represent investments in mutual funds carried at fair value and are included with other equity

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

securities in the consolidated balance sheets. Assets in such trusts are held for the benefit of the plan beneficiaries but remain the property of the Company.

NOTE 9: STATUTORY FINANCIAL DATA AND DIVIDEND RESTRICTIONS

The Company and its insurance subsidiaries are subject to statutory regulations as to maintenance of policyholders' surplus and the payment of dividends. Generally, ordinary dividends from an insurance subsidiary to its parent company must meet notice requirements promulgated by the regulator of the subsidiary's state of domicile ("Insurance Department"). Extraordinary dividends, as defined by state statutes, must be approved by the Insurance Department. The Company has three wholly-owned subsidiaries that are subject to statutory dividend restrictions in Iowa. CUMIS Insurance Society, Inc. and CUMIS Specialty Insurance Company, Inc. have dividend restrictions at December 31, 2010 of $47,037 (unaudited) and $5,077 (unaudited), respectively. MEMBERS Life Insurance Company is restricted from paying dividends. The Company has two wholly-owned subsidiaries subject to statutory dividend restrictions in Texas. At December 31, 2010, Producers Agriculture Insurance Company and Producers Lloyds Insurance Company have dividend restrictions of $5,248 and $589, respectively.

Risk-based capital requirements promulgated by the National Association of Insurance Commissioners require U.S. insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk, and general business risk. At December 31, 2010, the Company and its insurance affiliates' adjusted surplus exceeded the minimum requirements.

CUNA Mutual and its insurance company affiliates file statutory-basis financial statements with insurance regulatory authorities. The Insurance Department has allowed CUNA Mutual to use certain accounting practices which differ from prescribed statutory accounting practices (permitted practices). These permitted practices relate to the carrying value of mortgage insurance affiliates and the method of recognizing certain group life, credit life, and credit disability premiums. The use of these permitted practices increased reported statutory surplus by $51,691 and $65,850 as of December 31, 2010 and 2009, respectively.

Statutory-basis net income (loss) of CUNA Mutual was $33,437 (unaudited), $281,644 and ($37,828) for the years ended December 31, 2010, 2009 and 2008, respectively. Statutory-basis surplus was $1,354,817 (unaudited) and $1,201,075 at December 31, 2010 and 2009, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NOTE 10: NOTES PAYABLE

SURPLUS NOTES

CUNA Mutual entered into an agreement with certain lenders to issue $85,000 in fixed-rate, 20-year surplus notes in July, 2010. The surplus notes have a coupon rate of 8.5% and require the Company to make semi-annual interest payments. The surplus notes are subordinated, unsecured obligations of the Company, ranking subordinate to the claims of policyholders and all other creditors. The Company may not pay any principal, interest or make-whole amounts (fee paid on prepayment of principal) unless it has given notice to the applicable insurance regulatory authority and received approval to make any such payment. A request for payment of interest in January 2011 was approved by the applicable insurance regulatory authority. Beginning on July 31, 2020, and continuing annually thereafter until July 2030, scheduled principal payments (in equal annual installments) will be due and payable, subject to the foregoing regulatory approvals. The Company is required to comply with certain financial covenants including maintenance of a minimum statutory risk-based capital ratio and minimum total adjusted statutory capital level. At December 31, 2010 the Company was in compliance with these covenants.

LINE OF CREDIT - JP MORGAN

CUNA Mutual entered into a $200,000 three year unsecured revolving credit facility agreement with JP Morgan Chase Bank and other lenders in November 2010. This agreement replaces the previous $255,000 three year unsecured revolving credit facility agreement the Company had entered into with JP Morgan Chase Bank in 2008. Under the new facility, a fee ranging from .20% to .35% per year is assessed on the unused committed principal. The unused fee is determined based on the Company's debt to capital ratio and was assessed at .25% at December 31, 2010. Under the original agreement a facility fee of .08% per year was assessed on the used and unused principal. Interest amounts calculated under both agreements vary based on certain benchmark interest rates. Under both agreements, the Company is required to comply with certain financial covenants including a maximum ratio of total debt to policyholders' surplus, a minimum statutory risk-based capital ratio, and minimum statutory surplus. At December 31, 2010 the Company was in compliance with these covenants. The Company was also charged a commitment fee should the total borrowing exceed 50% of the credit facility under the original agreement. In 2008 the Company had borrowed $50,000 under the original agreement. Interest was accrued at the London InterBank Offered Rate ("LIBOR") plus 27 basis points and was due quarterly and upon maturity. The rate was 2.1% for the 2008 borrowing. In January 2010 the Company repaid the $50,000 of debt related to this revolving credit facility. As of December 31, 2010 the Company had no outstanding borrowings under the JP Morgan facility. The credit facility expires in November, 2013. The Company has designated up to $37,000 from the line of credit to be used to fund the capital needs of a subsidiary in the event that the subsidiary needs additional capital to meet regulatory minimums. Accordingly, $163,000 of the line of credit is available for general corporate purposes.

A consolidated subsidiary of the Company entered into a $35,000 one year revolving credit facility agreement with JP Morgan Chase Bank in November 2010, to which the Company serves as guarantor. This agreement is an amendment to the previous $35,000 one year unsecured revolving credit facility the subsidiary had entered into with JP Morgan Chase Bank in 2009. Under the new facility, an annual non-use fee of .125% on the daily amount of the unused committed principal is assessed. A facility fee of .25% per year on the committed principal was assessed per the previous agreement. Under the previous and new agreements, interest accrues at the LIBOR rate plus 125 basis point and 75 basis points, respectively. Interest is due at maturity or quarterly, whichever is first. The subsidiary is also charged a commitment fee. Under both agreements, the Company, as guarantor, is required to comply with financial covenants including a maximum ratio of total debt to policyholders' surplus, a minimum statutory risk-based capital ratio, and minimum statutory surplus. The subsidiary is required to comply with a minimum statutory risk-based capital ratio. At December 31, 2010 the subsidiary and the Company were in compliance with all of these covenants. In November 2009, the subsidiary borrowed $35,000 under the facility at a rate of 1.5%. This borrowing was outstanding at December 31, 2009 and was repaid in March 2010. In

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

November 2010, the subsidiary borrowed $35,000 under the facility at a rate of 1.06%. This borrowing was outstanding at December 31, 2010. The credit facility expires in November 2011.

LINE OF CREDIT - FEDERAL HOME LOAN BANK

The Company has additional borrowing capacity as a result of contractual arrangements with the Federal Home Loan Bank of Des Moines ("FHLB") that were entered in 2007 and evidenced by Advances, Collateral Pledge, and Security Agreements. These agreements provide that the Company would be entitled to borrow from the FHLB if the Company purchased FHLB common stock and provided securities as collateral for such borrowings. The amount of such permitted borrowings would be 22.5 times the Company's FHLB stock ownership, with an overall limitation based on 30% of the Company's statutory assets. As of December 31, 2010 the Company had borrowed $100,000. There were no outstanding borrowings as of December 31, 2009. Interest on borrowings was calculated daily at floating rates that ranged from .29% to .49% in 2010 and .30% to .31% in 2009. As of December 31, 2010 the Company owned $16,031 of FHLB common stock, and had pledged securities of $117,528. Borrowings from the FHLB are used for general corporate purposes.

OTHER

As part of the acquisition of Producers AG Insurance Group, Inc. (see Note 15 for a detailed discussion) CUNA Mutual issued a 5% secured promissory note for $28,933 payable to the former owners. The first installment payment of principal and interest of $6,550 was made December 31, 2010, with additional payments of principal and interest due January 2011 and March 2012.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NOTE 11: ACCUMULATED OTHER COMPREHENSIVE LOSS

The components of accumulated other comprehensive loss are as follows:

=========================================================================================================================
                                                              UNREALIZED
                                                              INVESTMENT                                     ACCUMULATED
                                         FOREIGN CURRENCY    GAINS (LOSSES)     MINIMUM                         OTHER
                                           TRANSLATION           AND            PENSION      DISCONTINUED   COMPREHENSIVE
                                          GAINS (LOSSES)      SHADOW DAC       LIABILITY      OPERATIONS    INCOME (LOSS)
-------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2008                $    (18,494)      $  (484,751)     $ (112,767)    $   15,369     $    (600,643)
  Foreign currency translation,
    net of tax - ($7,102)                      (10,983)                -               -        (29,133)          (40,116)
  Unrealized holding gains,
    net of tax - $171,745                            -           328,142               -         23,299           351,441
  Cumulative effect of change in
    accounting for other-than-
    temporary-impairments,
    net of tax - ($17,197)                           -           (31,938)              -              -           (31,938)
  Minimum pension liability
    adjustment, net of tax - $8,324                  -                 -          14,050          2,945            16,995
-------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2009                     (29,477)         (188,547)        (98,717)        12,480          (304,261)
  Foreign currency translation,
    net of tax - ($269)                         (3,219)                -               -            979            (2,240)
  Unrealized holding gains,
    net of tax - $117,455                            -           216,180               -          1,234           217,414
  Minimum pension liability
    adjustment, net of tax - ($12,875)               -                 -         (23,911)             -           (23,911)
-------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2010                $    (32,696)      $    27,633      $ (122,628)    $   14,693     $    (112,998)
=========================================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NOTE 12: FAIR VALUE MEASUREMENT OF OTHER FINANCIAL INSTRUMENTS

Accounting standards require disclosure of fair value information about certain on- and off-balance sheet financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not readily available, fair values are based on estimates using present value of estimated cash flows or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates in many cases cannot be substantiated by comparison to independent markets and may not be realized in the immediate settlement of the instruments.

Certain financial instruments, investments accounted for using the equity method, and all nonfinancial instruments are excluded from the disclosure requirements.

The following methods and assumptions were used by the Company in estimating the fair value disclosures for significant financial instruments:

Mortgage Loans: The fair values for mortgage loans are estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

Policy Loans: The Company believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity and policy loans are often repaid by reductions to policy benefits.

Notes Receivable: The fair values for notes receivable are estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Cash, Short-term Investments, and Accrued Investment Income: The carrying amounts for these instruments approximate their fair values due to their short term nature.

Investment-Type Contracts: Investment-type contracts include group and individual annuity contracts and deposit-type contracts in the general account. In most cases, the fair values are determined by discounting expected liability cash flows and required profit margins using the year-end swap curve plus a spread equivalent to a cost of funds for insurance companies. This methodology, while theoretically valid and consistent with industry practice, produces lower than expected fair values at December 31, 2010. This anomaly is mainly attributable to the large illiquidity premium embedded in the insurance company cost of funds spread used for discounting. In a few cases where liability cash flows are not available, fair value was assumed to equal statutory book value.

Notes Payable: The fair value for notes payable is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Separate Account Liabilities: Separate account liabilities represent the account value owed to the customer which is equal to the segregated assets carried at fair value.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The carrying amounts and estimated fair values of the Company's financial instruments, not disclosed in Note 3 Investments - Fair Value Measurement, at December 31 are as follows:

==============================================================================================================
                                                       2010                                   2009
                                             CARRYING           ESTIMATED          CARRYING          ESTIMATED
                                              AMOUNT           FAIR VALUE           AMOUNT          FAIR VALUE
--------------------------------------------------------------------------------------------------------------
Financial instruments
  recorded as assets:
    Mortgage loans                         $   811,595        $    869,641        $  704,826       $   698,924
    Policy loans                               104,369             104,369           104,495           104,495
    Notes receivable                            15,456              15,456            15,589            15,589
    Cash                                       217,412             217,412           181,178           181,178
    Accrued investment income                   95,004              95,004            80,286            80,286
Financial instruments
  recorded as liabilities:
    Investment-type contracts                4,572,513           4,588,338         4,287,965         3,842,159
    Notes payable                              247,497             244,298           113,852           112,391
    Separate account liabilities             4,215,651           4,215,651         4,049,659         4,049,659
==============================================================================================================

NOTE 13: COMMITMENTS AND CONTINGENCIES

INVESTMENT COMMITMENTS

The Company has the following investment commitments outstanding at December 31:

==========================================================================================
                                                                  2010              2009
------------------------------------------------------------------------------------------
Limited partnerships:
    Energy funds                                                $  45,514         $ 19,242
    Mezzanine                                                     106,981           83,689
    Private equity                                                 62,526           73,794
    Real estate                                                    27,737           43,320
Mortgage loans                                                      6,275           10,315
Student loan receivables                                                -            2,527
Private placement debt                                             23,740           24,000
==========================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Limited partnership commitments generally represent commitments to acquire financial interests or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments.

Mortgage loan commitments are agreements to fund commercial mortgages after year end for loans approved prior to year end.

Student loan commitments represent additional loan purchases after year end related to disbursements to borrowers on loans approved prior to year end.

Private placement debt commitments are contracts signed prior to year end to purchase debt securities after year end.

ACQUISITION

In connection with the Company's acquisition of Producers AG Insurance Group, Inc. ("ProAg"), the Company has contingent consideration arrangements which may require the Company to pay to (or receive from) the former owners of ProAg additional amounts based on formulas set forth in the purchase agreement. See
Note 15 for a detailed description of these contingencies.

LEASES

The Company contracts for long-term leases for office space, autos, and equipment, most of which are classified as operating leases. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. Any rent abatements or lease incentives, in addition to fixed rental increases, are included in the calculation of rent expense and amortized on a straight-line basis over the defined lease term.

The Company accounts for certain lease agreements, substantially all for computer equipment, as capital leases; these capital lease obligations totaled $3,677 and $5,949 at December 31, 2010 and 2009, respectively. These obligations are included in office properties, equipment and computer software and accounts payable and other liabilities in the Company's consolidated balance sheets. Amortization of capitalized leased assets is included in depreciation expense.

At December 31, 2010, the Company was committed under non-cancelable operating and capital leases with minimum rentals of approximately $33,645 of which $7,054 is due in 2011, $5,575 in 2012, $3,889 in 2013, $3,334 in 2014, $2,212 in 2015
and $11,580 in 2016 and thereafter. Rental expense included in the Company's results of operations amounted to $7,951, $10,198 and $15,200 in 2010, 2009 and 2008, respectively.

INSURANCE GUARANTY FUNDS

The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during 2010 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $2,274 and $2,975 at December 31, 2010 and 2009, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these assessments and has established an asset of $1,709 and $2,122 at December 31, 2010 and 2009, respectively. Recoveries of assessments from premium taxes are generally made over a five-year period.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

SUPPORT AGREEMENT

The Company owns 50% of CMG Mortgage Insurance Company ("CMG"), a Wisconsin company which sells residential mortgage guaranty insurance. The other 50% of CMG is owned by PMI Mortgage Insurance Company ("PMI"), an unaffiliated company. The Company is party to a capital support agreement revised in 2010 whereby PMI and the Company agreed to contribute up to $37,650 each, subject to certain limitations, so as to maintain the statutory risk-to-capital ratio of CMG at or below 23 to 1, the ratio was 19 to 1 under the prior agreement. The Company was required to place investments in trust to secure their agreement. The period of the agreement is three years, but may be terminated earlier if certain conditions are met. At December 31, 2010, the statutory risk-to-capital ratio for CMG was 20 to 1. The carrying value of securities owned by the Company and held in a trust pursuant to this agreement was $40,120 and $42,845 as of December 31, 2010 and 2009, respectively. In the event that CUNA Mutual needs funds to meet the terms of the agreement, it may draw from this trust.

LEGAL MATTERS

Various legal and regulatory actions, including state market conduct exams and federal audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company's practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the consolidated financial statements of the Company.

NOTE 14: DISCONTINUED OPERATIONS

The Company sold certain operations in 2009 and prior years and plans to sell certain operations in 2011. As a result those operations have been accounted for in the accompanying financial statements as discontinued operations. Accordingly, the results of operations and the gain or loss on the sale of the discontinued operations after applicable taxes, the assets of the discontinued operations, and the liabilities of the discontinued operations are each reported on a one-line basis in the consolidated statements of operations and balance sheets for all years presented.

The principal components of discontinued operations relate to five dispositions, including a planned transaction in 2011 (the Company's Australian business), three transactions in 2009 (The CUMIS Group Ltd. (a Canadian subsidiary), Lending Call Center Services, LLC and IRA Services) and one immaterial transaction from earlier years. Those transactions are generally described in the following paragraphs.

On January 26, 2011 the Company announced that it had reached an agreement to sell its Australian business operations. The sale is expected to close in the first half of 2011.

On December 31, 2009 the Company sold its 87% interest in The CUMIS Group Ltd,. a Canadian subsidiary and recorded $163,735 in proceeds and an $114,253 after-tax gain on the sale in 2009. The Company recorded an additional gain of $9,639 in 2010 after resolution of certain contingencies in 2010.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

On October 31, 2009 the Company sold its interest in Lending Call Center Services, LLC ("LCCS"), including certain related assets. The Company recorded $2,353 in proceeds, a receivable of $4,507 that accrues interest and has two annual payments due through 2015 and a $3,528 after-tax gain on the sale, which is net of $364 of goodwill attributed to the sale.

On June 30, 2009 the Company sold its IRA Services division, including certain related assets. The Company recorded $33,847 in proceeds and a $20,269 after-tax gain on the sale, which is net of $1,805 of goodwill attributed to the sale.

In 1998 the Company sold a property and casualty insurance subsidiary. Under the terms of that agreement the Company was entitled to receive additional sales proceeds in the event the insurance reserves assumed by the purchaser developed favorably. In 2010, the Company recorded a pre-tax benefit of $1,120 related to this agreement.

The following table displays the components of discontinued operations for 2010, 2009 and 2008.

==================================================================================================================
                                                                       2010              2009               2008
------------------------------------------------------------------------------------------------------------------
Total revenues                                                     $    99,395        $  224,220         $ 257,763
Total expenses                                                          89,020           220,651           239,980
------------------------------------------------------------------------------------------------------------------
Income from discontinued operations before
  income taxes and non-operating items                                  10,375             3,569            17,783
Equity in income (loss) of unconsolidated affiliates                         -             1,285              (722)
Gain on disposal                                                         9,639           169,214                 -
Income tax expense (benefit)                                             6,209            35,740            16,691
------------------------------------------------------------------------------------------------------------------
Net Income                                                              13,805           138,328               370
Less: net income attributable to noncontrolling interests                    -                 -             1,186
------------------------------------------------------------------------------------------------------------------
Gain (loss) from discontinued operations, net of tax               $    13,805        $  138,328         $    (816)
==================================================================================================================

Included in the gain on disposal for 2009 is $3,031 of disposal costs related to the sales of The CUMIS Group Ltd., IRA Services and LCCS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Net assets of discontinued operations at December 31, 2010 and 2009 are as follows:

=================================================================================================================
                                                                                     2010                  2009
-----------------------------------------------------------------------------------------------------------------
ASSETS
  Investments                                                                     $  120,031            $ 112,845
  Cash and cash equivalents                                                           27,974               15,724
  Reinsurance recoverables                                                            11,003                4,297
  Deferred policy acquisition costs                                                    8,817                7,830
  Office properties, equipment and computer software                                   1,560                1,114
  Deferred tax asset, net                                                              2,943                  173
  Goodwill                                                                             3,571                3,543
  Other assets and receivables                                                        47,457               47,324
-----------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS                                                                       223,356              192,850
-----------------------------------------------------------------------------------------------------------------
LIABILITIES
  Reserves                                                                           (41,286)             (30,602)
  Unearned premium                                                                   (82,156)             (71,220)
  Accounts payable and other liabilities                                             (45,289)             (41,371)
-----------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                                 (168,731)            (143,193)
-----------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                 $    54,625             $ 49,657
=================================================================================================================

Summarized cash flow statement information for 2010, 2009 and 2008 relating to discontinued operations is as follows:

=================================================================================================================
                                                                      2010                2009             2008
-----------------------------------------------------------------------------------------------------------------
Cash flows from operating activities                               $   17,997         $    (29,952)      $(28,478)
Cash flows from investing activities                                   (4,206)             (21,930)        47,763
Cash flows from financing activities                                        -              (11,227)        (1,319)
Cash provided (used) by discontinued operations                        13,791              (63,109)        17,966
-----------------------------------------------------------------------------------------------------------------
(Increase) decrease in cash included in
  net assets of discontinued operations                               (12,249)               3,344        104,594
Effect of foreign exchange rate on cash
  balances of discontinued operations                                   5,994                   39        (10,043)
-----------------------------------------------------------------------------------------------------------------
Cash flows from discontinued operations                            $    7,536          $   (59,726)      $112,517
=================================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NOTE 15: ACQUISITION OF CONTROLLING AND NON-CONTROLLING INTERESTS

PRODUCERS AG INSURANCE GROUP, INC.

The Company has been involved in the crop insurance business since 2007. This involvement was first accomplished through reinsurance assumed from Producers AG Insurance Group, Inc. ("ProAg") (see Note 5) as well as partial equity ownership of ProAg which was subsequently increased. The Company's acquisition of its equity interests in ProAg are described in the paragraphs that follow.

From August 2007 to March 2008 the Company's equity interest in ProAg was 25.2%, and from March 2008 to October 30, 2009 the Company's equity interest in ProAg was 22.6%. During this period the Company accounted for ProAg on an equity basis and thereby recorded its investment at cost plus its respective equity interest in the earnings of ProAg. On October 30, 2009, the Company's wholly owned subsidiary, CUNA Mutual Investment Corporation ("CMIC"), purchased the remaining 77.4% of ProAg, resulting in ProAg becoming a wholly-owned subsidiary of the Company as of October 30, 2009. Subsequent to that date the accounts of ProAg are consolidated in the accompanying consolidated financial statements.

Under the terms of the purchase agreement for the acquisition of the remaining 77.4%, the stated purchase price was $42,876, which was comprised of a $14,238 cash payment and the issuance of notes payable of $28,638, subject to potential adjustments. The potential adjustments require the Company to pay (or receive from) the former owners of ProAg additional amounts based on the future performance of ProAg as defined in the purchase agreement ("Additional Payments"), and resolution of indemnifications provided by the sellers ("Indemnifications"). The Additional Payments, if required, would be primarily payable in 2012 and 2013 and could range from a return of purchase price of $3,280 to an additional payment of $37,900. In accordance with FASB ASC 805, formerly FASB Statement 141(R), Business Combinations, the Company estimated as of the acquisition date the fair value of the Additional Payments to be a liability of $1,290 resulting in a total purchase price of $44,166 for the 77.4% ownership interest acquired in 2009. In accordance with ASC 805 in 2010 the Company finalized its business combination accounting and adjusted the provisional amounts established at the acquisition date. Based on the Company's revised estimates the adjusted fair value of the Additional Payments is $5,419 and the fair value of the Indemnifications is $6,500, resulting in a total purchase price of $41,795 for the 77.4% ownership interest acquired in 2009. As required by ASC 805, these adjustments have been made retrospectively as of the acquisition date and accordingly reflected in the accompanying balance sheet as of both December 31, 2009 and 2010. In accordance with ASC 805 the Company is required to continue to adjust the fair value of these amounts in subsequent periods until the ultimate amounts are known. Adjustments in fair value subsequent to October 30, 2010 (one year after the acquisition date) will be recorded in the statements of operations.

In accordance with FASB ASC 805, the Company determined the fair values of the assets and liabilities acquired with the difference between purchase price and the fair values of the identified net assets recorded as goodwill. As a result of this process $58,396 was assigned to intangibles as follows:

    o $3,000 Trade name (amortized 20 years on straight line basis)
    o $26,000 FCIC reinsurance agreement and insurance licenses which the Company expects to perpetually renew at minimal cost (indefinite-lived asset and not amortized)
    o $29,396 Goodwill (indefinite-lived asset and not amortized)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following represents the fair values of the assets and liabilities of ProAg acquired at October 30, 2009:

=========================================================================================
                                                                          ASSETS AND
                                                                      LIABILITIES ASSUMED
-----------------------------------------------------------------------------------------
ASSETS
  Investments                                                         $             5,590
  Cash and cash equivalents                                                        65,105
  Reinsurance recoverables                                                        328,160
  Receivable from the Federal Crop Insurance Corporation                          225,400
  Premium receivable                                                               89,373
  Office properties, equipment and computer software                                5,720
  Income tax receivable                                                             9,410
  Goodwill and other intangibles, net                                              58,396
  Other assets and receivables                                                      1,050
-----------------------------------------------------------------------------------------
    Total assets                                                                  788,204
-----------------------------------------------------------------------------------------
LIABILITIES
  Loss and loss adjustment expense reserves - property and casualty               149,357
  Notes payable                                                                    25,187
  Reinsurance payable                                                             525,006
  Accounts payable and other liabilities                                           34,623
-----------------------------------------------------------------------------------------
    Total liabilities                                                             734,173
-----------------------------------------------------------------------------------------
FAIR VALUE OF PROAG AS OF OCTOBER 30, 2009                            $            54,031
=========================================================================================

The Company has accounted for its acquisition of ProAg in accordance with FASB ASC 805, Business Combinations. Accordingly the Company adjusted its carrying value of its previously acquired 22.6% equity interest to fair value at October 30, 2009. The effect of this adjustment was to increase the previously recorded value, which resulted in a pretax gain of $4,233 included in the results of operations.

CPI QUALIFIED PLAN CONSULTANTS, INC.

On June 30, 2009 (the acquisition date) the Company purchased 100% of the common stock of CPI Qualified Plan Consultants, Inc. ("CPI") for cash of $34,910, subject to potential adjustments. The potential adjustments require the Company to pay certain employees of CPI additional amounts based on retention and on future performance measures of CPI, as defined in the purchase agreement. The additional payments, if required, would be primarily payable in 2011 and 2012 and would be an additional payment between $5,600 and $6,500. CPI is a third party plan administrator which administers a variety of employee benefit plans including retirement plans, 401(k), profit-sharing, money purchase and 403(b) plans.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

In accordance with FASB ASC 805, the Company determined the fair values of the assets and liabilities acquired with the difference between purchase price and the fair values of the identified net assets recorded as goodwill. As a result of this process $34,825 was assigned to intangibles as follows:

    o $1,154 Internally developed software (amortized over 3 years on straight line basis)
    o $11,193 Customer contracts/broker dealer relationships (amortized over 10 years in relation to expected cash flows)
    o $22,478 Goodwill (indefinite-lived asset and not amortized)

The acquisition of CPI furthers the Company's growth strategy and expands the Company's diversification of products, while strengthening a product line in which it is already a recognized leader.

The following represents the fair values of the assets and liabilities of CPI acquired at June 30, 2009:

=========================================================================================
                                                                          ASSETS AND
                                                                      LIABILITIES ASSUMED
-----------------------------------------------------------------------------------------
ASSETS
  Office properties, equipment and computer software                  $             3,680
  Goodwill and other intangibles, net                                              34,825
  Other assets and receivables                                                     26,161
-----------------------------------------------------------------------------------------
    Total assets                                                                   64,666
-----------------------------------------------------------------------------------------
LIABILITIES
  Deferred tax liability                                                            2,909
  Accounts payable and other liabilities                                           26,847
-----------------------------------------------------------------------------------------
    Total liabilities                                                              29,756
-----------------------------------------------------------------------------------------
FAIR VALUE OF CPI AS OF JUNE 30, 2009                                 $            34,910
=========================================================================================

CU SYSTEM FUNDS

The Company's 37.3% ownership of CU System Funds ("CUSF") as of July 2008 increased throughout 2008, 2009 and 2010 as investors withdrew from the fund. CUSF was a private investment fund which purchased commercial mortgage loans and certain other secured loans originated by credit unions. Prior to August 2008 the Company accounted for CUSF on the equity method of accounting. In 2010 the Company became the 100% owner of CUSF, which subsequently liquidated and dissolved the fund. All investments were liquidated in kind to its sole remaining investor which was a subsidiary within the Company's consolidated group. CUSF paid $10,743, $17,617 and $20,974 in 2010, 2009 and 2008, respectively, to these investors who redeemed from the fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT ON
SUPPLEMENTAL FINANCIAL INFORMATION

================================================================================

To the Board of Directors of CUNA Mutual Insurance Society and Subsidiaries:

We have audited the accompanying consolidated balance sheets of CUNA Mutual Insurance Society and its subsidiaries (the "Company") as of December 31, 2010 and 2009, and the related statements of operations, policyholders' surplus and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2010 and have issued our opinion, dated March 30, 2011. Our opinion notes that the financial statements of certain subsidiaries were audited by other auditors whose reports have been furnished to us, and that our opinion, insofar as it relates to the amounts included in the consolidated financial statements for those subsidiaries, is based solely on the reports of such other auditors. Our opinion further notes that the Company changed its method of accounting and reporting for other-than-temporary impairments in 2009. Our audits were conducted for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplemental financial information on pages 85-87 is presented for the purpose of additional analysis and is not a required part of the basic consolidated financial statements. This information is the responsibility of the Company's management. Such information has been subjected to the auditing procedures applied in our audits of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects when considered in relation to the basic consolidated financial statements taken as a whole.

March 30, 2011

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Supplemental Financial Information - Consolidating Balance Sheet
December 31, 2010
(000s omitted)

================================================================================

                                                                      CUNA Mutual
                                                                        Insurance
                                                       CUNA Mutual      Society
                                                        Insurance    Elimination of                                    CUNA Mutual
                                                         Society      CUNA Mutual                                       Investment
                                                       Eliminations    Insurance       CUNA Mutual    International    Corporation
                                     Total CUNA Mutual     and         Agency of        Insurance      Subsidiaries        and
             ASSETS                  Insurance Society  Adjustments    Wisconsin         Society         and Other     Subsidiaries
-----------------------------------------------------------------------------------------------------------------------------------
CASH AND INVESTMENTS
   Debt securities, available
     for sale, at fair value         $       7,104,215  $         -    $          -    $ 6,221,564    $      20,845    $    861,806
   Equity securities, available
     for sale, at fair value                    79,299            -               -         73,690               28           5,581
   Equity in unconsolidated
     affiliates                                105,105     (773,979)        (10,164)(A)    871,336           17,897              15
   Mortgage loans                              811,595      (24,117)              -        821,318                -          14,394
   Real estate, at cost less
     accumulated depreciation                   51,066            -               -         13,068                -          37,998
   Policy loans                                104,369            -               -        101,373              566           2,430
   Short-term investments                          994            -               -            954               40               -
   Limited partnerships                        421,860      386,725               -              -                -          35,135
   Other invested assets                        60,579     (410,504)              -        444,199                -          26,884
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                            8,739,082     (821,875)        (10,164)     8,547,502           39,376         984,243

   Cash and cash equivalents                   243,912            -               -        116,518           34,820          90,630
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  -
TOTAL CASH AND INVESTMENTS                   8,982,994     (821,875)        (10,164)     8,664,020           74,196       1,074,873

   Accrued investment income                    95,004            -               -         77,520            3,433          14,051
   Premiums receivable                         123,946            -               -         60,933            3,910          59,103
   Reinsurance recoverables                    259,351            -               -         75,148              170         184,033
   Federal income taxes
     receivable                                      -       (9,220)              -              -              265           8,955
   Deferred policy
     acquisition costs                         537,657            -               -        506,261                -          27,658
   Office properties, equipment
     and computer software at
     cost less                                 160,268            -               -        136,478            1,061          22,722
   Deferred tax asset, net                     199,149            -               -        166,788                -          31,728
   Receivable form the Federal
     Crop Insurance Corporation                260,064            -               -              -                -         260,064
   Goodwill and other
     intangibles, net                          107,012        4,018               -              -                -         102,994
   Assets of discontinued
     operations                                223,401            -               -         (1,124)          71,125         153,400
   Other assets and receivables                221,291      (88,267)              -        124,337            1,056         179,440
   Separate account assets                   4,215,651            -               -      4,215,651                -               -
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                15,385,788     (915,344)        (10,164)    14,026,012          155,216       2,119,021
-----------------------------------------------------------------------------------------------------------------------------------

  LIABILITIES AND POLICYHOLDERS'
           SURPLUS
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Policyholder account
     balances                        $       4,723,960  $         -    $          -    $ 4,722,072    $       1,843    $         45
   Claim and policy benefit
     reserves - life and health              2,460,839         (455)              -      2,418,759           13,566          28,969
   Loss and loss adjustment expense
     reserves - property and casualty          496,259            -               -              -               16         496,243
   Unearned premiums                           408,937            -               -        105,912              382         302,643
   Notes Payable                               247,497      (23,324)              -        188,482                -          82,339
   Dividends payable to
     policyholders                              15,289            -               -         15,031              258               -
   Reinsurance payable                         197,600            -               -          3,738              272         193,590
   Federal income taxes payable                  3,965       (8,919)              -         13,028             (144)              -
   Accrued pension and
     postretirement
     benefit liability                         221,683            -               -        221,683                -               -
   Accounts payable and other
     liabilities                               348,249     (108,780)              -        244,594            5,956         205,596
   Deferred tax payable                              -          (79)              -              -               79               -
   Liabilities of discontinued
     operations                                168,776            -               -              -           39,423         129,353
   Separate account liabilities              4,215,651            -               -      4,215,651                -               -
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  -
TOTAL LIABILITIES                           13,508,705     (141,557)              -     12,148,950           61,651       1,438,778
-----------------------------------------------------------------------------------------------------------------------------------
Commitments and contingent
  liabilities (Note 11)

NON CONTROLLING INTEREST                             -            -               -              -                -               -
-----------------------------------------------------------------------------------------------------------------------------------

POLICYHOLDERS' SURPLUS
   Retained earnings                         1,990,081     (134,573)         23,737(C)   1,947,659           12,727         164,268
   Capital stock                                     -      (45,530)            (42)(C)          -           15,155          30,375
   Additional paid in capital                        -     (549,783)        (33,859)(C)          -           51,367         498,416
   Accumulated other comprehensive
     income (loss), net                       (112,998)     (43,901)              -        (70,597)          14,316         (12,816)
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL POLICYHOLDERS' SURPLUS                 1,877,083     (773,787)        (10,164)     1,877,062           93,565         680,243
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND
   POLICYHOLDERS' SURPLUS                   15,385,788     (915,344)        (10,164)    14,026,012          155,216       2,119,021
-----------------------------------------------------------------------------------------------------------------------------------

                                    CUNA Mutual   CUNA Mututal    CUNA Mutual
                                      Insurance     Insurance      Insurance     League        League                      Member
                                      Agency of     Agency of      Agency of    Insurance    Insurance        League     Protection
                                   Wisconsin and    Wisconsin      Wisconsin,   Agency and     Agency        Insurance    Insurance
             ASSETS                 Subsidiaries  Eliminations       Inc       Subsidiaries Eliminations    Agency, Inc     Plans
-----------------------------------------------------------------------------------------------------------------------------------
CASH AND INVESTMENTS
   Debt securities, available
     for sale, at fair value       $           -  $          -    $         -  $          - $          -    $         -  $        -
   Equity securities, available
     for sale, at fair value                   -             -              -             -            -              -           -
   Equity in unconsolidated
     affiliates                                -       (10,163)(A)     10,163             -         (638)(A)        638           -
   Mortgage loans                              -             -              -             -            -              -           -
   Real estate, at cost less
     accumulated depreciation                  -             -              -             -            -              -           -
   Policy loans                                -             -              -             -            -              -           -
   Short-term investments                      -             -              -             -            -              -           -
   Limited partnerships                        -             -              -             -            -              -           -
   Other invested assets                       -             -              -             -            -              -           -
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                              -       (10,163)        10,163             -         (638)           638           -
-----------------------------------------------------------------------------------------------------------------------------------
   Cash and cash equivalents               1,944             -              -         1,944            -          1,479         465
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL CASH AND INVESTMENTS                 1,944       (10,163)        10,163         1,944         (638)         2,117         465

   Accrued investment income                   -             -              -             -            -              -           -
   Premiums receivable                         -             -              -             -            -              -           -
   Reinsurance recoverables                    -             -              -             -            -              -           -
   Federal income taxes
     receivable                                -             -              -             -            -              -           -
   Deferred policy
     acquisition costs                     3,738             -              -         3,738            -          3,738           -
   Office properties, equipment
     and computer software at
     cost less                                 7             -              -             7            -              7           -
   Deferred tax asset, net                   633             -              -           633            -            633           -
   Receivable form the Federal
     Crop Insurance Corporation                -             -              -             -            -              -           -
   Goodwill and other
     intangibles, net                          -             -              -             -            -              -           -
   Assets of discontinued
     operations                                -             -              -             -            -              -           -
   Other assets and receivables            4,725             -              1         4,724         (239)(B)      4,473         490
   Separate account assets                     -             -              -             -            -              -           -
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                              11,047       (10,163)        10,164        11,046         (877)        10,968         955
-----------------------------------------------------------------------------------------------------------------------------------
  LIABILITIES AND POLICYHOLDERS'
           SURPLUS
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Policyholder account
     balances                      $           -   $         -  $           -  $          - $          -    $         -  $        -
   Claim and policy benefit
     reserves - life and health                -             -              -             -            -              -           -
   Loss and loss adjustment
     expense reserves - property
     and casualty                              -             -              -             -            -              -           -
   Unearned premiums                           -             -              -             -            -              -           -
   Notes Payable                               -             -              -             -            -              -           -
   Dividends payable to
     policyholders                             -             -              -             -            -              -           -
   Reinsurance payable                         -             -              -             -            -              -           -
   Federal income taxes payable                -             -              -             -            -            (16)         16
   Accrued pension and
     postretirement
     benefit liability                         -             -              -             -            -              -           -
   Accounts payable and other
     liabilities                             883             -              -           883         (239)(B)        820         302
   Deferred tax payable                        -             -              -             -            -              -           -
   Liabilities of discontinued
     operations                                -             -              -             -            -              -           -
   Separate account liabilities                -             -              -             -            -              -           -
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                            883             -              -           883         (239)           804         318
-----------------------------------------------------------------------------------------------------------------------------------
Commitments and contingent
  liabilities (Note 11)
NON CONTROLLING INTEREST                       -             -              -             -            -              -           -
-----------------------------------------------------------------------------------------------------------------------------------
POLICYHOLDERS' SURPLUS
   Retained earnings                     (23,737)      (10,163)(C)     (6,737)       (6,837)        (638)(C)     (6,736)        537
   Capital stock                              42             -              1            41            -             40           1
   Additional paid in capital             33,859             -         16,900        16,959            -         16,860          99
   Accumulated other comprehensive
     income (loss), net                        -             -              -             -            -              -           -
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL POLICYHOLDERS' SURPLUS              10,164       (10,163)        10,164        10,163         (638)        10,164         637
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND
   POLICYHOLDERS' SURPLUS          $      11,047 $     (10,163)        10,164  $     11,046         (877)        10,968         955
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Supplemental Financial Information - Consolidating Statement of Operations December 31, 2010
(000s omitted)

================================================================================

                                                                                                   CUNA Mutual
                                                                                                    Insurance
                                                                                                     Society
                                                                                  CUNA Mutual     Elimination of
                                                                                   Insurance        CUNA Mutual
                                                               Total CUNA           Society          Insurance        CUNA Mutual
                                                           Mutual Insurance    Eliminations and      Agency of         Insurance
                                                                Society           Adjustments        Wisconsin          Society
---------------------------------------------------------------------------------------------------------------------------------
REVENUES:
   Life and health premiums                                       1,227,156                   -                -        1,186,656
   Contract charges                                                  84,816              84,816                -                -
   Property and casualty premiums                                   784,807                   -                -                -
   Net investment income                                            463,048               8,582                -          414,771
   Net realized investment (losses)                                 (54,796)            (19,977)               -          (24,317)
   Other income                                                     271,552            (139,500)               -          127,161
---------------------------------------------------------------------------------------------------------------------------------
TOTAL REVENUES                                                    2,776,583             (66,079)               -        1,704,271
---------------------------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES:
   Life and health insurance claims and benefits                    802,930                   -                -          775,398
   Property and casualty insurance loss and loss
      adjustment expenses                                           579,633                   -                -                -
   Interest credited to policyholder account balances               173,440                   -                -          173,407
   Policyholder dividends                                            30,757                   -                -           30,454
   Operating and other expenses                                   1,075,199             (41,808)               -          625,683
---------------------------------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                       2,661,959             (41,808)               -        1,604,942
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME
   TAXES, EQUITY IN (LOSS) OF UNCONSOLIDATED AFFILIATES             114,624             (24,271)               -           99,329
INCOME TAX EXPENSE (BENEFIT)                                         29,240              (6,528)               -           25,528
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE EQUITY IN
   INCOME (LOSS) OF UNCONSOLIDATED AFFILIATES                        85,384             (17,743)               -           73,801
EQUITY IN INCOME (LOSS) OF UNCONSOLIDATED AFFILIATES, NET           (12,061)            (45,471)            (261)(D)       34,187
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS                             73,323             (63,214)            (261)         107,988
GAIN FROM DISCONTINUED OPERATIONS, NET OF TAX                        13,805                   -                -           (2,706)
---------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                    87,128             (63,214)            (261)         105,282
LESS: NET INCOME (LOSS) ATTRIBUTATBLE TO
   NONCONTROLLING INTERESTS                                             399                 399                -                -
---------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) ATTRIBUTABLE TO CUNA MUTUAL                        86,729             (63,613)            (261)         105,282
---------------------------------------------------------------------------------------------------------------------------------

                                                                                 CUNA Mutual      CUNA Mutual      CUNA Mututal
                                                                                 Investment        Insurance        Insurance
                                                              International      Corporation       Agency of        Agency of
                                                            Subsidiaries and         and         Wisconsin and      Wisconsin
                                                                 Other           Subsidiaries     Subsidiaries     Eliminations
-------------------------------------------------------------------------------------------------------------------------------
REVENUES:
   Life and health premiums                                           36,223            4,277                -                -
   Contract charges                                                        -                -                -                -
   Property and casualty premiums                                        100          784,707                -                -
   Net investment income                                               2,169           37,527               (1)               -
   Net realized investment (losses)                                       50          (10,552)               -                -
   Other income                                                        1,796          268,126           13,969                -
-------------------------------------------------------------------------------------------------------------------------------
TOTAL REVENUES                                                        40,338        1,084,085           13,968                -
-------------------------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES:
   Life and health insurance claims and benefits                      25,108            2,424                -                -
   Property and casualty insurance loss and loss
      adjustment expenses                                                102          579,531                -                -
   Interest credited to policyholder account balances                      -               33                -                -
   Policyholder dividends                                                303                -                -                -
   Operating and other expenses                                       14,598          463,159           13,567                -
-------------------------------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                           40,111        1,045,147           13,567                -
-------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME
   TAXES, EQUITY IN (LOSS) OF UNCONSOLIDATED AFFILIATES                  227           38,938              401                -
INCOME TAX EXPENSE (BENEFIT)                                          (2,195)          12,295              140                -
-------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE EQUITY IN
   INCOME (LOSS) OF UNCONSOLIDATED AFFILIATES                          2,422           26,643              261                -
EQUITY IN INCOME (LOSS) OF UNCONSOLIDATED AFFILIATES, NET               (347)            (169)               -             (261)(D)
-------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS                               2,075           26,474              261             (261)
GAIN FROM DISCONTINUED OPERATIONS, NET OF TAX                          2,573           13,938                -                -
-------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                      4,648           40,412              261             (261)
LESS: NET INCOME (LOSS) ATTRIBUTATBLE TO
   NONCONTROLLING INTERESTS                                                -                -                -                -
-------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) ATTRIBUTABLE TO CUNA MUTUAL                          4,648           40,412              261             (261)
-------------------------------------------------------------------------------------------------------------------------------

                                                            CUNA Mutual        League        League                        Member
                                                              Insurance       Insurance     Insurance          League    Protection
                                                              Agency of       Agency and   Agency, Inc       Insurance    Insurance
                                                           Wisconsin, Inc    Subsidiaries  Eliminations     Agency, Inc     Plans
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES:
   Life and health premiums                                             -               -             -               -           -
   Contract charges                                                     -               -             -               -           -
   Property and casualty premiums                                       -               -             -               -           -
   Net investment income                                                -              (1)            -              (1)          -
   Net realized investment (losses)                                     -               -             -               -           -
   Other income                                                         -          13,969             -          10,167       3,802
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL REVENUES                                                          -          13,968             -          10,166       3,802
-----------------------------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES:
   Life and health insurance claims and benefits                        -               -             -               -           -
   Property and casualty insurance loss and loss
      adjustment expenses                                               -               -             -               -           -
   Interest credited to policyholder account balances                   -               -             -               -           -
   Policyholder dividends                                               -               -             -               -           -
   Operating and other expenses                                         -          13,567             -           9,958       3,609
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                             -          13,567             -           9,958       3,609
-----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME
   TAXES, EQUITY IN (LOSS) OF UNCONSOLIDATED AFFILIATES                 -             401             -             208         193
INCOME TAX EXPENSE (BENEFIT)                                            -             140             -              73          67
-----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE EQUITY IN
   INCOME (LOSS) OF UNCONSOLIDATED AFFILIATES                           -             261             -             135         126
EQUITY IN INCOME (LOSS) OF UNCONSOLIDATED AFFILIATES, NET             261               -          (126)(D)         126           -
-----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS                              261             261          (126)            261         126
GAIN FROM DISCONTINUED OPERATIONS, NET OF TAX                           -               -             -               -           -
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                     261             261          (126)            261         126
LESS: NET INCOME (LOSS) ATTRIBUTATBLE TO
   NONCONTROLLING INTERESTS                                            -                -             -               -           -
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) ATTRIBUTABLE TO CUNA MUTUAL                        261              261          (126)            261         126
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Appendix A - Notes to Consolidating Financial Statements
December 31, 2008
(000s omitted)

================================================================================

A. To eliminate stand-alone entities' investments in consolidated subsidiaries.

B. To eliminate intercompany receivables and payables. The remaining receivables from and payables to affiliated entities are between companies that are not within the consolidated group.

C. To eliminate the equity of subsidiaries within the consolidated group.

D. To eliminate consolidated subsidiaries' net income on the parents' books from the consolidated financial view.

--------------------------------------------------------------------------------

     APPENDIX A - FIRST YEAR SURRENDER CHARGES PER 1,000 OF SPECIFIED AMOUNT
================================================================================

--------------------------------------------------------------------------------
ISSUE AGE                  MALE COMPOSITE                  FEMALE COMPOSITE
--------------------------------------------------------------------------------
    0                           0.95                             0.87
--------------------------------------------------------------------------------
    1                           1.07                             0.99
--------------------------------------------------------------------------------
    2                           1.19                             1.11
--------------------------------------------------------------------------------
    3                           1.30                             1.22
--------------------------------------------------------------------------------
    4                           1.42                             1.34
--------------------------------------------------------------------------------
    5                           1.54                             1.46
--------------------------------------------------------------------------------
    6                           1.70                             1.59
--------------------------------------------------------------------------------
    7                           1.88                             1.72
--------------------------------------------------------------------------------
    8                           2.06                             1.85
--------------------------------------------------------------------------------
    9                           2.24                             1.98
--------------------------------------------------------------------------------
    10                          2.39                             2.11
--------------------------------------------------------------------------------
    11                          2.51                             2.23
--------------------------------------------------------------------------------
    12                          2.62                             2.35
--------------------------------------------------------------------------------
    13                          2.71                             2.46
--------------------------------------------------------------------------------
    14                          2.80                             2.57
--------------------------------------------------------------------------------
    15                          2.88                             2.67
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                MALE                            FEMALE
ISSUE AGE           ------------------------------------------------------------
                    NON TOBACCO      TOBACCO         NON TOBACCO       TOBACCO
--------------------------------------------------------------------------------
   16                  2.94           2.94              2.74            2.74
--------------------------------------------------------------------------------
   17                  2.99           2.99              2.80            2.80
--------------------------------------------------------------------------------
   18                  3.03           3.03              2.85            2.85
--------------------------------------------------------------------------------
   19                  3.10           3.10              2.92            2.92
--------------------------------------------------------------------------------
   20                  3.21           3.24              3.03            3.05
--------------------------------------------------------------------------------
   21                  3.37           3.49              3.18            3.28
--------------------------------------------------------------------------------
   22                  3.56           3.74              3.37            3.51
--------------------------------------------------------------------------------
   23                  3.78           4.00              3.57            3.75
--------------------------------------------------------------------------------
   24                  4.03           4.25              3.79            3.98
--------------------------------------------------------------------------------
   25                  4.29           4.50              4.02            4.21
--------------------------------------------------------------------------------
   26                  4.57           4.79              4.26            4.51
--------------------------------------------------------------------------------
   27                  4.88           5.11              4.51            4.85
--------------------------------------------------------------------------------
   28                  5.21           5.45              4.77            5.22
--------------------------------------------------------------------------------
   29                  5.55           5.82              5.05            5.59
--------------------------------------------------------------------------------
   30                  5.89           6.18              5.33            5.95
--------------------------------------------------------------------------------
   31                  6.23           6.54              5.63            6.31
--------------------------------------------------------------------------------
   32                  6.59           6.91              5.93            6.68
--------------------------------------------------------------------------------
   33                  6.95           7.30              6.25            7.04
--------------------------------------------------------------------------------
   34                  7.32           7.70              6.57            7.42
--------------------------------------------------------------------------------
   35                  7.71           8.13              6.90            7.79
--------------------------------------------------------------------------------

      Note: Preferred and Standard Policies use the same Surrender Charge.

--------------------------------------------------------------------------------
                                MALE                            FEMALE
ISSUE AGE           ------------------------------------------------------------
                    NON TOBACCO      TOBACCO         NON TOBACCO       TOBACCO
--------------------------------------------------------------------------------
   36                   8.11           8.58              7.22            8.17
--------------------------------------------------------------------------------
   37                   8.53           9.05              7.55            8.55
--------------------------------------------------------------------------------
   38                   8.95           9.54              7.88            8.94
--------------------------------------------------------------------------------
   39                   9.40          10.07              8.22            9.32
--------------------------------------------------------------------------------
   40                   9.87          10.62              8.58            9.70
--------------------------------------------------------------------------------
   41                  10.36          11.21              8.96           10.06
--------------------------------------------------------------------------------
   42                  10.86          11.82              9.35           10.41
--------------------------------------------------------------------------------
   43                  11.39          12.46              9.76           10.76
--------------------------------------------------------------------------------
   44                  11.94          13.14             10.18           11.12
--------------------------------------------------------------------------------
   45                  12.53          13.86             10.64           11.52
--------------------------------------------------------------------------------
   46                  13.14          14.61             11.10           11.92
--------------------------------------------------------------------------------
   47                  13.76          15.39             11.56           12.30
--------------------------------------------------------------------------------
   48                  14.41          16.21             12.06           12.73
--------------------------------------------------------------------------------
   49                  15.12          17.08             12.62           13.25
--------------------------------------------------------------------------------
   50                  15.91          18.00             13.28           13.91
--------------------------------------------------------------------------------
   51                  16.79          19.00             14.07           14.77
--------------------------------------------------------------------------------
   52                  17.74          20.07             14.98           15.79
--------------------------------------------------------------------------------
   53                  18.74          21.18             15.94           16.89
--------------------------------------------------------------------------------
   54                  19.78          22.31             16.92           18.00
--------------------------------------------------------------------------------
   55                  20.83          23.43             17.86           19.04
--------------------------------------------------------------------------------
   56                  21.85          24.48             18.70           19.96
--------------------------------------------------------------------------------
   57                  22.84          25.47             19.49           20.80
--------------------------------------------------------------------------------
   58                  23.88          26.50             20.30           21.65
--------------------------------------------------------------------------------
   59                  25.04          27.68             21.20           22.59
--------------------------------------------------------------------------------
   60                  26.39          29.11             22.30           23.71
--------------------------------------------------------------------------------
   61                  27.01          29.87             23.08           24.53
--------------------------------------------------------------------------------
   62                  27.42          30.48             23.84           25.32
--------------------------------------------------------------------------------
   63                  27.73          31.00             24.55           26.06
--------------------------------------------------------------------------------
   64                  28.04          31.50             25.20           26.71
--------------------------------------------------------------------------------
   65                  28.45          32.05             25.75           27.25
--------------------------------------------------------------------------------
   66                  28.96          32.58             26.18           27.60
--------------------------------------------------------------------------------
   67                  29.50          33.05             26.49           27.78
--------------------------------------------------------------------------------
   68                  30.07          33.55             26.74           27.91
--------------------------------------------------------------------------------
   69                  30.70          34.19             27.00           28.07
--------------------------------------------------------------------------------
   70                  31.39          35.07             27.31           28.39
--------------------------------------------------------------------------------
   71                  32.25          36.52             27.72           29.01
--------------------------------------------------------------------------------
   72                  33.12          37.97             28.12           29.64
--------------------------------------------------------------------------------
   73                  33.98          39.41             28.53           30.26
--------------------------------------------------------------------------------
   74                  34.85          40.86             28.93           30.89
--------------------------------------------------------------------------------
   75                  35.71          42.31             29.34           31.51
--------------------------------------------------------------------------------

      Note: Preferred and Standard Policies use the same Surrender Charge.

                  APPENDIX B - DEATH BENEFIT PERCENTAGE FACTOR
================================================================================

The death benefit percentage factor required by the Code for treatment of the Policy as a life insurance policy.

--------------------------------------------------------------------------------
                    Attained Age             Death Benefit
                                           Percentage Factor
                  --------------------------------------------
                        0-40                     2.50
                         41                      2.43
                         42                      2.36
                         43                      2.29
                         44                      2.22
                         45                      2.15
                  --------------------------------------------
                         46                      2.09
                         47                      2.03
                         48                      1.97
                         49                      1.91
                         50                      1.85
                  --------------------------------------------
                         51                      1.78
                         52                      1.71
                         53                      1.64
                         54                      1.57
                         55                      1.50
                  --------------------------------------------
                         56                      1.46
                         57                      1.42
                         58                      1.38
                         59                      1.34
                         60                      1.30
                  --------------------------------------------
                         61                      1.28
                         62                      1.26
                         63                      1.24
                         64                      1.22
                         65                      1.20
                  --------------------------------------------
                         66                      1.19
                         67                      1.18
                         68                      1.17
                         69                      1.16
                         70                      1.15
                  --------------------------------------------
                         71                      1.13
                         72                      1.11
                         73                      1.09
                         74                      1.07
                        75-90                    1.05
                  --------------------------------------------
                         91                      1.04
                         92                      1.03
                         93                      1.02
                         94                      1.01
                         95                      1.00
                  --------------------------------------------

                                     PART C

                                OTHER INFORMATION

ITEM 26.  EXHIBITS

    (a)         Board of Directors Resolutions.
          (1) Resolution of the board of directors of CUNA Mutual Insurance Society establishing CUNA Mutual Variable Life Insurance Account ("Registrant"). Incorporated herein by reference to post-effective amendment number 4 on Form N-4 (File No. 333-148426) filed with the Commission November 24, 2008.

          (2) Certified resolution of the board of directors of CUNA Mutual Insurance Society approving the merger between CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

    (b)         Custodian Agreements. Not applicable.

    (c)         Underwriting Contracts.
          (1) Amended and Restated Distribution Agreement Between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Universal Life Contracts effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

          (2) Amended and Restated Servicing Agreement related to the Distribution Agreement between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Universal Life Contracts effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

          (3) Form of Selling and Services Agreement. Incorporated herein by reference to post-effective amendment number 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

    (d)         Contracts.

      (1)(A) Standard VUL Contract Form 5202. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          (B) Accelerated Benefit Option Endorsement, Form 1668. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          (C) Accidental Death Benefit Rider, Form 3601. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          (D) Guaranteed Insurability Rider, Form 3652. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement

                   (File No. 33-19718) filed with the Commission on April 18, 1996.

          (E) Waiver of Monthly Deduction, Form 3955. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          (F) Other Insured Rider, Form 3956. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          (G) Automatic Increase Rider, Form 3957 1085. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          (H) Child Rider, Form 6005. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          (I) Juvenile Rider, Form 6012. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          (J) Level Term Rider (Sex-Distinct), Form 6017. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          (K) Waiver of Premium and Monthly Deduction Disability Benefit Rider, Form 6029 0994. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          (L) Executive Benefit Plan Endorsement, Form EBP. Incorporated herein by reference to post-effective amendment number 18 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

      (2)(A) Unisex Version Form 5203. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          (B) Level Term Rider (Unisex), Form 6018. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          (C) 403(B) Endorsement, Form 1608(VUL) 0994 Incorporated herein by reference to post-effective amendment number17 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 17, 1998.

          (3) State Variation List. Incorporated herein by reference to post-effective amendment number 18 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

          (4) CUNA Mutual Life Insurance Company and CUNA Mutual Insurance Society Merger Endorsement dated December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

    (e)         Applications.
          (1) Application. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement
                (File No. 33-19718) filed with the Commission on April 18, 1996.

    (f)         Depositor's Certificate of Incorporation and By-Laws.
          (1) Amended and Restated Articles of Incorporation of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

          (2) Amended and Restated Bylaws of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

    (g)         Reinsurance Contracts.
      (1)(A) YRT Reinsurance Agreement between Swiss Re (f/k/a Connecticut General Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective August 1, 1983. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (B) Amendment No. 1 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective December 28, 1984. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (C) Amendment No. 2 to YRT Reinsurance Agreement between Swiss Re (f/k/a Connecticut General Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective May 1, 1985. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (D) Amendment No. 3 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective July 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (E) Amendment No. 4 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective August 1, 1988. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (F) Amendment No. 5 to YRT Reinsurance Agreement between Swiss Re and

                   CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective January 1, 1989. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (G) Amendment No. 6 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective July 1, 1990. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (H) Amendment No. 7 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective October 1, 1992. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (I) DAC Tax Amendment between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective August 30, 1993. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (J) Amendment No. 8 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective December 31, 1996. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (K) Amendment No. 9 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective January 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (L) Amendment No. 10 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective July 1, 2001. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

      (2)(A) Facultative YRT Self-Administered Reinsurance Agreement between Frankona America Life Reassurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 1992. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718 filed with the Commission on April 28, 2003.

          (B) Amendment No. 1 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 1, 1992. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

          (C) Amendment No. 2 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 1993. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (D) Amendment No. 3 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 28, 1995. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (E) Amendment No. 4 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 31, 1996. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (F) Amendment No. 5 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (G) Amendment No. 6 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (H) Amendment No. 7 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective November 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (I) Amendment No. 7 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective December 31, 2007. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

      (3)(A) Reinsurance Agreement between General Reassurance Corporation, Financial Centre and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective

                January 22, 1986. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 28, 2003.

          (B) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 22, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (C) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 22, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (D) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective August 1, 1988. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (E) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective July 1, 1990. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (F) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective September 1, 1990. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (G) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective July 1, 1991. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (H) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 1, 1992. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (I) Special DAC Tax Amendment to the Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 1993. Incorporated herein by reference to post- effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (J) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 26, 1994. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (K) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 1, 1995. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (L) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 31, 1996. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (M) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (N) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective July 1, 2001. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (O) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

      (4)(A) Reinsurance Agreement between the Lincoln National Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective September 1, 1983. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 28, 2003.

          (B) Amendment No. 1 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective May 1, 1984. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (C) Amendment No. 2 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective March 1, 1984. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (D) Amendment No. 3 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective December 28, 1984. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (E) Amendment No. 4 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective January 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (F) Amendment No. 5 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective February 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (G) Amendment No. 6 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective April 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (H) Amendment No. 7 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective January 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (I) Amendment No. 8 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective February 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (J) Amendment No. 9 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective July 15, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (K) Amendment No. 10 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective February 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (L) Amendment No. 11 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective November 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (M) Amendment No. 12 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective of March 1, 1987. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (N) Amendment No. 13 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective August 1, 1988. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (O) Amendment No. 14 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective March 1, 1989. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (P) Amendment No. 15 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance

                   Company), effective July 1, 1990. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (Q) Amendment No. 16 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective July 1, 1990. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (R) Amendment No. 17 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective July 1, 1991. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (S) Amendment No. 18 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company)and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective October 1, 1992. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (T) Amendment No. 19 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective June 29, 1993. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (U) Amendment No. 20 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective September 1, 1983. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (V) Amendment to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective December 31, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (W) Amendment No. 21 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective January 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (X) Amendment No. 22 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective November 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (Y) Amendment No. 23 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective January 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (Z) Amendment No. 24 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective July 1, 2001. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

      (Z)(1) Amended Reinsurance Agreement between Swiss Re Life & Health America, Inc. (f/k/a The Lincoln National Life Insurance Company of Fort Wayne, Indiana) effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

      (5)(A) Facultative Agreement between General American Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective September 1, 1991. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 28, 2003

          (B) DAC Tax Amendment between General American Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective September 1, 1991. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (C) Amendment No. 1 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective October 1, 1992. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (D) Amendment No. 2 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Life Insurance Company effective September 1, 1991. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (E) Amendment No. 3 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective August 1, 1993. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (F) Amendment No. 4 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective December 31, 1996. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (G) Amendment No. 5 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Life Insurance Company effective January 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (H) Amendment No. 6 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective July 1, 2001. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (I) Amendment No. 7 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective January 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (J) Amendment No. 8 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective January 1, 2002. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (K) Amendment No. 9 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective January 1, 2003. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (L) Amended Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form

                   N-6 (File No. 333-148420) filed with the Commission on January 2, 2008

      (6)(A) Automatic and Facultative Coinsurance Reinsurance Agreement between RGA Reinsurance Company and CUNA Mutual Life Insurance Company, effective September 1, 2003. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

      (7)(A) Coinsurance Agreement between Security Life of Denver Insurance Company and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective September 1, 2003. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

      (8)(A) Reinsurance Agreement between The Lincoln National Life Insurance Company, Swiss Re Life & Health America Inc. and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective November 30, 2005. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

      (9)(A) Life, Disability and Accidental Death Automatic Reinsurance Agreement No. 1258-04, between Transamerica Occidental Life Insurance Company of Los Angeles, California and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective February 1, 1986. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 28, 2003.

          (B) Amendment to Life, Disability and Accidental Death Automatic Reinsurance Agreement No. 1258-04, between Transamerica Occidental Life Insurance Company of Los Angeles, California and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

          (C) Letter Agreement between Transamerica Occidental Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 15, 2008. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

      (10)(A) Life, Disability and Accidental Death Facultative YRT Reinsurance Agreement between Occidental Life Insurance Company of California and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective January 1, 1981. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (B) Amendment 1 to Life, Disability and Accidental Death Facultative YRT Reinsurance Agreement between Occidental Life Insurance Company of California and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective November 2, 1981. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (C) Letter Agreement between Transamerica Occidental Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 15, 2008. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

      (11)(A) Coinsurance Agreement between Transamerica Occidental Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective May 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (B) Amendment 1 to Coinsurance Agreement between Transamerica Occidental Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective May 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

          (C) Letter Agreement between Transamerica Occidental Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 15, 2008. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

    (h)         Participation Agreements.

      (1)(A) Participation Agreement between T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated April 22, 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

          (B) Amendment to Participation Agreement among T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated November 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

          (C) Amendment to Participation Agreement among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Life Insurance Company dated September 22, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000.

          (D) Amendment to Participation Agreement between T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

          (E) Amendment to Participation Agreement Among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

      (2)(A) Participation Agreement between MFS Variable Insurance Trust and CUNA Mutual Life Insurance Company dated April 29, 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

          (B) Amendment to Participation Agreement dated November 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

          (C) Amendment to Participation Agreement effective May 1, 1996. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

          (D) Third Amendment to Participation Agreement between MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company and Massachusetts Financial Services Company dated September 23, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000.

          (E) Amendment to Participation Agreement between MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company and Massachusetts Financial Services Company dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003

          (F) Amendment to Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

          (G) Amendment No. 6 to Participation Agreement between MFS Variable Insurance Trust, Massachusetts Financial Services Company and CUNA Mutual Insurance Society, effective July 1, 2010. Incorporated herein by reference to post-effective amendment number 4 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 27, 2011.

      (3)(A) Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Life Insurance Company dated February 20, 1997. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

          (B) Amendment No. 1 between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Life Insurance Company effective September 21, 1999. Incorporated herein by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

          (C) Amendment No. 2 to Participation Agreement Among OppenheimerFunds, Inc., Oppenheimer Variable Account Funds and CUNA Mutual Life Insurance Company dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

          (D) Amendment No. 3 to the Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Panorama Series Fund, Inc. and CUNA Mutual Life Insurance Company, effective July 31, 2005. Incorporated by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

          (E) Fourth Amendment to Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

          (F) Fifth Amendment to the Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Insurance Society effective May 1, 2008. Incorporated by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 25, 2008.

          (G) Sixth Amendment to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective July 8, 2008. Incorporated by reference to post-effective amendment number 1 to Form N-4 post-effective amendment number 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

      (4)(A) Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. dated May 1, 2004. Incorporated by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

          (B) Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated May 3, 2004. Incorporated by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

          (C) Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated June 5, 2007. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

          (D)

                   Amendment No. 3 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

          (E) Amendment No. 4 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 25, 2008.

          (F) Amendment No. 5 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated December 10, 2010. Incorporated herein by reference to post-effective amendment number 4 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 27, 2011.

      (5)(A) Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated June 30, 2009. Incorporated herein by reference to post-effective amendment number 9 (File No. 333-148426) filed with the Commission on July 10, 2009.

          (B) Amendment to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated September 8, 2009. Incorporated herein by reference to post-effective amendment number 11 (File No. 333-148426) filed with the Commission on October 16, 2009.

          (C) Amendment No. 2 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated December 4, 2009. Incorporated herein by reference to post-effective amendment number 12 (File No. 333-148426) filed with the Commission on February 4, 2010.

          (D) Amendment No. 3 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated November 20, 2010. Incorporated herein by reference to post-effective amendment number 15 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 27, 2011.

    (i)         Administrative Contracts.
      (1)(A) Administrative Services Agreement between Franklin Templeton Services, LLC and CUNA Mutual Insurance Society dated March 31, 2008. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

          (B) Amendment No. 1 to Administrative Services Agreement between Franklin Templeton Services, LLC and CUNA Mutual Insurance Society dated September 10, 2008. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

          (2) Administrative Services Letter between MFS Investment Management and CUNA Mutual Insurance Society effective October 1, 2008. Incorporated herein by reference to post-effective amendment number 2 (File No. 333-148420) filed with the Commission on April 27, 2009.

      (3)(A)    Letter Agreement between CUNA Mutual Life Insurance Company and
                T. Rowe Price Associates, Inc. dated September 16, 2002. Incorporated herein by reference to post-effective amendment number 2 (File No. 333-148420) filed with the Commission on April 27, 2009.

          (B) Supplement for Personal Services between CUNA Mutual Insurance Society and T. Rowe Price Investment Services, Inc. date July 31, 2008. Incorporated herein by reference to post-effective amendment number 2 (File No. 333-148420) filed with the Commission on April 27, 2009.

          (4) Services Letter Agreement between CUNA Mutual Insurance Society and Mosaic Funds Distributor, LLC dated June 30, 2009. Incorporated herein by reference to post-effective amendment number 9 (File No. 333-148426) filed with the Commission on July 10, 2009.

    (j)         Other Material Contracts.

      (1)(A) Rule 22c-2 Shareholder Information Agreement between T. Rowe Price Services, Inc. and CUNA Mutual Life Insurance Company dated October 16, 2006. Incorporated herein by reference to Form N-6 post effective amendment no. 29 (File No. 033-19718) filed with the Commission on April 27, 2007.

          (B) Amendment to Rule 22c-2 Shareholder Information Agreement between T. Rowe Price Investment Services, Inc., and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

      (2)(A) Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and CUNA Mutual Life Insurance Company dated October 16, 2006. Incorporated herein by reference to Form N-6 post effective amendment no. 29 (File No. 033-19718) filed with the Commission on April 27, 2007.

          (B) Amendment to Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc and CUNA Mutual Insurance Society effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

      (3) Rule 22c-2 Shareholder Information Agreement between Ultra Series Fund and CUNA Mutual Insurance Society effective October 16, 2006. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

      (4) Shareholder Information Agreement between OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and CUNA Brokerage Services, Inc. effective September 25, 2006. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

      (5) Rule 22c-2 Shareholder Information Agreement between Franklin Templeton Distributors, Inc. and CUNA Mutual Life Insurance Company dated April 16, 2007. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

    (k)         Legal Opinion.
          (1) Opinion of Counsel from Pamela M. Krill, Esquire. Incorporated herein by reference to post-effective amendment number 1 to Form N-6 registration statement (File No. 333-148419) filed with the Commission on April 25, 2008.

    (l)         Actuarial Opinion. Not applicable.

    (m)         Calculations. Not applicable

    (n)         Other Opinions. Not applicable.

    (o) Omitted Financial Statements. No financial statements are omitted from Item 24.

    (p)         Initial Capital Agreements. Not applicable.

    (q)         Redeemability Exemption.
          (1) Issuance, Transfer and Redemption Procedures (Form 5202) Issued by CUNA Mutual Insurance Society dated October, 2010. Filed herewith.

    (r)    i)   Deloitte & Touche LLP Consent. Filed herewith.
          ii)   KPMG LLP Consent. Filed herewith.
         iii)   Ernst & Young LLP Consent. Filed herewith.

    (s)         Powers of Attorney.
          (1) Signed pursuant to Power of Attorney dated August 10, 2010. Incorporated by reference to post-effective amendment number 15 (File No. 333-148426) filed with the Commission on April 27, 2011.

           A.   Power Attorney (Eldon R. Arnold).
           B.   Power Attorney (Loretta M. Burd).
           C.   Power Attorney (Joseph J. Gasper, Jr.).
           D.   Power Attorney (Bert J. Hash, Jr.).
           E.   Power Attorney (Robert J. Marzec).
           F.   Power Attorney (Victoria W. Miller).
           G.   Power Attorney (C. Alan Peppers).
           H.   Power Attorney (Jeff Post).
           I.   Power Attorney (Randy M. Smith).
           J.   Power Attorney (Farouk D. G. Wang).
           K.   Power Attorney (Larry T. Wilson).
           L.   Power Attorney (James W. Zilinski).

ITEM 27.                 DIRECTORS AND OFFICERS OF CUNA MUTUAL INSURANCE SOCIETY

NAME AND PRINCIPAL BUSINESS ADDRESS         POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------         ------------------------------------
Eldon R. Arnold                           Director
5401 West Dirksen Pkwy
Peoria, IL 61607

Loretta M. Burd                           Director
1430 National Road
Columbus, IN 47201

Joseph J. Gasper, Jr.                     Director & Vice Chairman of the Board
5525 Parkcenter Circle
Dublin, OH 73017

Bert J. Hash, Jr.                         Director
7 East Redwood Street, 17th Floor
Baltimore, MD 21202

Robert J. Marzec                          Director
Retired

Victoria W. Miller                        Director
One CNN Center
Atlanta, GA 30303

C. Alan Peppers                           Director & Chairman of the Board
3700 East Alameda Avenue
Denver, CO 80209

Jeff Post                                 Director
5910 Mineral Point Road
Madison, WI 53705

Randy M. Smith                            Director
1 Randolph Brooks Parkway
Live Oak, TX 78223

Farouk D.G. Wang                          Director
2525 Maile Way
Honolulu, HI 96822

Larry T. Wilson                           Director
1000 Saint Albans Drive
Raleigh, NC 27609

James W. Zilinski                         Director
700 South Street
Pittsfield, MA 01201

EXECUTIVE OFFICERS
David P. Marks*                           CUNA Mutual Insurance Society
                                          Executive Vice President and Chief
                                          Investment Officer

Gerald Pavelich*                          CUNA Mutual Insurance Society
                                          Treasurer, Executive Vice President
                                          and Chief Financial Officer

Jeff Post*                                CUNA Mutual Insurance Society
                                          President and Chief Executive Officer

Robert N. Trunzo*                         CUNA Mutual Insurance Society
                                          Executive Vice President and Chief
                                          Operating Officer

* Principal place of business is 5910 Mineral Point Road, Madison, WI 53705.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

The registrant is a segregated asset account of CUNA Mutual Insurance Society and is therefore owned and controlled by CUNA Mutual Insurance Society. CUNA Mutual Insurance Society is a mutual life insurance company and therefore is controlled by its policyholders and contractowners. Various companies and other entities are controlled by CUNA Mutual Insurance Society and may be considered to be under common control with the registrant or CUNA Mutual Insurance Society. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

                          CUNA Mutual Insurance Society
                    Organizational Chart As Of April 6, 2011

CUNA MUTUAL INSURANCE SOCIETY
STATE OF DOMICILE: IOWA

CUNA MUTUAL INSURANCE SOCIETY, EITHER DIRECTLY OR INDIRECTLY, IS THE CONTROLLING COMPANY OF THE FOLLOWING WHOLLY-OWNED SUBSIDIARIES, ALL OF WHICH ARE INCLUDED IN CUNA MUTUAL INSURANCE SOCIETY'S CONSOLIDATED FINANCIAL STATEMENTS:

1.  CUNA Mutual Investment Corporation owns the following:
    State of domicile: Wisconsin

      a.     CUMIS Insurance Society, Inc. owns the following:
             State of domicile: Iowa

             (1)  CUMIS Specialty Insurance Company, Inc.
                  State of domicile: Iowa

      b.     CUNA Brokerage Services, Inc.
             State of domicile: Wisconsin

      c.     CUNA Mutual General Agency of Texas, Inc.
             State of domicile: Texas

      d.     MEMBERS Life Insurance Company
             State of domicile: Iowa

      e.     International Commons, Inc.
             State of domicile: Wisconsin

      f.     CUNA Mutual Insurance Agency, Inc.
             State of domicile: Wisconsin

      g.     Stewart Associates Incorporated
             State of domicile: Wisconsin

      h.     MEMBERS Capital Advisors, Inc.
             State of domicile: Iowa

      [c1]i. CMG Student Lending Services, LLC
             State of domicile: Delaware

      j.     CPI Qualified Plan Consultants, Inc.
             State of domicile: Delaware

      k.     MEMBERS Financial Services, Inc.
             State of domicile: Texas

      l.     Producers Ag Insurance Group, Inc. owns the following:
             State of domicile: Delaware

             (1)  Pro Ag Management, Inc. owns the following:
                  State of domicile: Illinois

                    a. Producers Agriculture Insurance Company owns the
                       following:
                       State of domicile: Texas

                     (i)  Crop Hail Management, Inc.
                          State of domicile: Texas

2.  CUNA Mutual Caribbean Holdings Ltd. owns the following:
    Country of domicile: Trinidad and Tobago

    a.       CUNA Caribbean Insurance Society Limited owns the following:
             Country of domicile: Trinidad and Tobago

             (1)     CUNA Caribbean Insurance Services Limited
                     Country of domicile: Trinidad and Tobago

3.  CUNA Mutual Australia Holding Company Pty Ltd owns the following:
    Country of domicile: Australia

    a.       CUNA Mutual Australia, Ltd. owns the following:
             Country of domicile: Australia

              (1)    Members Financial Services Pty Ltd owns the following:
                     Country of domicile: Australia

                     a. CUNA Mutual Underwriting [Agencies] Pty Ltd Country of domicile: Australia

             (2) CUNA Mutual Technology Services Australia Pty Ltd Country of domicile: Australia

4.  CUNA Mutual Group Holdings Europe, Ltd. owns the following:
    County of domicile: Ireland

    a.       CUNA Mutual Group Services (Ireland) Limited
             Country of domicile: Ireland

    b.       CUNA Mutual Life Assurance (Europe), Limited
             Country of domicile: Ireland

    c.       CUNA Mutual Insurance (Europe) Limited
             (was CUNA Mutual General Risk Services (Ireland) Limited) Country of domicile: Ireland

    d.       CUNA Mutual Group, Limited
             Country of domicile: United Kingdom

5.  CUMIS Bermuda Limited
    Country of domicile: Bermuda

6.  6834 Hollywood Boulevard, LLC
    State of domicile: Delaware

7.  CMIA Wisconsin, Inc. owns the following:
    State of domicile: Wisconsin

    a.  League Insurance Agency, Inc. owns the following:
        State of domicile: Connecticut

        (1) Member Protection Insurance Plans, Inc.
            State of domicile: Connecticut

8.  CMG Servicious de Mexico, S. de R. L. de C.V.
    80% ownership by CUNA Mutual Insurance Society
    20% ownership by CUNA Mutual Investment Corporation
    Country of domicile: Mexico

CUNA MUTUAL INSURANCE SOCIETY, EITHER DIRECTLY OR THROUGH A WHOLLY-OWNED SUBSIDIARY, MAY CONTROL THE FOLLOWING COMPANIES, EACH OF WHICH IS NOT INCLUDED IN CUNA MUTUAL INSURANCE SOCIETY'S CONSOLIDATED FINANCIAL STATEMENT (EXCEPT PRODUCERS LLOYDS INSURANCE COMPANY) PURSUANT TO APPLICABLE REGULATION:

1.  MEMBERS Development Company, LLC partially owns the following:
    49% ownership by CUNA Mutual Investment Corporation
    State of domicile: Wisconsin

    a.   Brightleaf Financial Network, LLC
         63.58% ownership by MEMBERS Development Company, LLC
         State of domicile: Wisconsin

    b.   Procura, LLC
         27.08% ownership by MEMBERS Development Company, LLC
         State of domicile: California

2.  MEMBERS Trust Company
    16.4% [update] ownership by CUNA Mutual Insurance Society
    State of domicile: Florida

3.  CMG Mortgage Insurance Company
    50% ownership by CUNA Mutual Insurance Society
    State of domicile: Wisconsin

4.  CMG Mortgage Assurance Company owns the following:
    50% ownership by CUNA Mutual Insurance Society
    State of domicile: Wisconsin

    a. CMG Mortgage Reinsurance Company
       100% CMG Mortgage Assurance Company
       State of domicile: Wisconsin

5.  CM CUSO Limited Partnership
    General partner: CUMIS Insurance Society, Inc.
    State of domicile: Washington

6.  Benefits Partner, LLC
    15% CUNA Mutual Insurance Society
    State of domicile: Michigan

7.  Producers Lloyds Insurance Company
    Controlled by Producers Ag Insurance Group, Inc.
    State of domicile: Texas

ITEM 29.                         INDEMNIFICATION

       Section 10 of the Amended and Restated Bylaws of CUNA Mutual
       Insurance Society and Article XI of CUNA Mutual Insurance Society Amended and Restated Articles of Incorporation together provide for indemnification of officers or directors of CUNA Mutual Insurance Society against claims and liabilities the officers or directors become subject to by reason of having served as officer or director of CUNA Mutual Insurance Society or any subsidiary or affiliate company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such person in the line of duty as director or officer, except liability arising out of the officers' or directors' willful misconduct.

       Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 30.        PRINCIPAL UNDERWRITER

(a) CUNA Brokerage Services, Inc. is the principal underwriter for the Registrant as well as for the CUNA Mutual Variable Annuity Account.

(b)    Officers and Directors of CUNA Brokerage Services, Inc.

             NAME AND PRINCIPAL          POSITIONS AND OFFICE WITH UNDERWRITER
              BUSINESS ADDRESS
       Kevin R. Cummer**               Treasurer
       Timothy Halevan**               Vice President, Chief Compliance Officer
       Ross D. Hansen*                 Vice President, Associate General Counsel
       Carolyn A. Jahnke*              Assistant Secretary
       Kerry A. Jung*                  Secretary
       James H. Metz*                  President/CEO, Chairman and Director
       Kevin S. Thompson*              Director
       Mark T. Warshauer*              Director

*The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.
**The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

(c) CUNA Brokerage Services, Inc. is the only principal underwriter. The services provided by CUNA Brokerage Services, Inc. are set forth in the Amended and Restated Distribution Agreement and Amended and Restated Servicing Agreement filed as exhibits to this registration statement.

             (1)                      (2)               (3)             (4)              (5)
NAME OF PRINCIPAL UNDERWRITER         NET
                  -----------    UNDERWRITING
                                 DISCOUNTS AND     COMPENSATION      BROKERAGE
                                 COMMISSIONS       ON REDEMPTION    COMMISSIONS     COMPENSATION
                                 -------------     -------------    -----------     ------------
CUNA Brokerage Services, Inc.        $8,432*             0             $2,024           $6,408
 *Information as of December 31, 2010.

ITEM 31.        LOCATION OF ACCOUNTS AND RECORDS

       All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by CUNA Mutual Insurance Society at 2000 Heritage Way, Waverly, Iowa 50677 or at MEMBERS Capital Advisors, Inc. or CUNA Mutual Insurance Society, both at 5910 Mineral Point Road, Madison, Wisconsin 53705.

ITEM 32.        MANAGEMENT SERVICES

       All management contracts are discussed in Part A or Part B.

ITEM 33.        FEE REPRESENTATION

       CUNA Mutual Insurance Society represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Insurance Society.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Madison, and State of Wisconsin as of 27 day of April, 2011.

            CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT (REGISTRANT)

          By:  /s/Jeff Post
               -----------------------------------------------------------------
               Jeff Post
               President and Chief Executive Officer, CUNA Mutual Insurance Society

               CUNA MUTUAL INSURANCE SOCIETY (DEPOSITOR)

          By:  /s/Jeff Post
               -----------------------------------------------------------------
               Jeff Post
               President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities as of the dates indicated.

SIGNATURE AND TITLE                                               DATE

By:   /s/Andrew Michie                                            April 27, 2011
      -----------------------------------------------
      Andrew Michie
      Sr. VP - Corporate Controller

By:   /s/Gerald Pavelich                                          April 27, 2011
      -----------------------------------------------
      Gerald Pavelich
      Treasurer, Executive Vice President and Chief
      Financial Officer

By:   /s/Jeff Post                                                April 27, 2011
      -----------------------------------------------
      Jeff Post
      Director, President and Chief Executive Officer

By:   *                                                           April 27, 2011
      -----------------------------------------------
      Eldon R. Arnold
      Director

By:   *                                                           April 27, 2011
      -----------------------------------------------
      Loretta M. Burd
      Director

By:   *                                                           April 27, 2011
      -----------------------------------------------
      Joseph J. Gasper
      Director and Vice Chairman of the Board

By:   *                                                           April 27, 2011
      -----------------------------------------------
      Bert J. Hash, Jr.
      Director

By:   *                                                           April 27, 2011
      -----------------------------------------------
      Robert J. Marzec
      Director

By:   *                                                           April 27, 2011
      -----------------------------------------------
      Victoria W. Miller
      Director

By:   *                                                           April 27, 2011
      -----------------------------------------------
      C. Alan Peppers
      Director and Chairman of the Board

By:   *                                                           April 27, 2011
      -----------------------------------------------
      Randy M. Smith
      Director

By:   *                                                           April 27, 2011
      -----------------------------------------------
      Farouk D. G. Wang
      Director

By:   *                                                           April 27, 2011
      -----------------------------------------------
      Larry T. Wilson
      Director

By:   *                                                           April 27, 2011
      -----------------------------------------------
      James W. Zilinski
      Director

*Signed pursuant to Power of Attorney dated August 10, 2010, filed electronically with post-effective amendment number 15 (File No. 333-148426) filed with the Commission on April 27, 2011.

By:      /s/Kerry A. Jung
         --------------------------------------------
         Kerry A. Jung
         Lead Attorney

                           EXHIBIT INDEX

         (q)(1) Issuance, Transfer and Redemption Procedures (Form 5202) Issued by CUNA Mutual Insurance Society dated October, 2010.

          (r)i)  Deloitte & Touche LLP Consent.
            ii)  KPMG LLP Consent.
           iii)  Ernst & Young LLP Consent.